MASSMUTUAL SELECT FUNDS

This Prospectus describes the following Funds:

Large Cap Growth	Sub-Advised by:
MassMutual Select Diversified Growth Fund	T. Rowe Price Associates, Inc./Wellington Management Company, LLP/Legg Mason Capital Management, Inc.

Asset Allocation/Lifecycle
MassMutual Select Destination Retirement 2050 Fund

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any statement to the contrary is a crime.

PROSPECTUS

December 17, 2007

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Summary Information

MassMutual Select Funds (the “Funds” or the “Trust”) provides a broad range of investment choices across the risk/return spectrum. The summary pages that follow describe the MassMutual Select Diversified Growth Fund’s and the MassMutual Select Destination Retirement 2050 Fund’s:

•	Investment objectives.

•	Principal Investment Strategies and Risks. A “Summary of Principal Risks” of investing in the Funds begins on page 11.

•	Fees and Expenses.

A description of the Trust’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ Statement of Additional Information.

There is no assurance that a Fund’s investment objective will be achieved, and you can lose money by investing in the Funds.

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MassMutual Select Diversified Growth Fund

Investment Objective

The Fund seeks long-term growth of capital.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by investing primarily in U.S. common stocks. While most assets will be invested in U.S. common stocks, foreign securities, futures and options may also be purchased, in keeping with Fund objectives. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of mid- and large-capitalization companies. Mid- and large-capitalization companies are defined as those companies whose market capitalizations, at the time of purchase, are included in the range of companies in the Russell 1000® Growth Index. As of October 31, 2007, the range of capitalization of companies included in the Russell 1000 Growth Index was $838 million to $502.6 billion. Three Sub-Advisers manage the Fund, each being responsible for a portion of the portfolio, but not necessarily equal weighted. Each of the Fund’s Sub-Advisers may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.

T. Rowe Price Associates, Inc. (“T. Rowe Price”) invests in companies that it believes are well established in their industries and have the potential for above-average earnings growth. T. Rowe Price focuses on companies with leading market position, seasoned management and strong financial fundamentals. The investment approach reflects T. Rowe Price’s belief that solid company fundamentals (with emphasis on strong growth in earnings per share or operating cash flow) combined with a positive industry outlook will ultimately reward investors with strong investment performance. Some of the companies targeted will have good prospects for dividend growth.

In pursuing the Fund’s investment objective, T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Wellington Management Company, LLP (“Wellington Management”) invests primarily in common stocks of growth-oriented companies. Wellington Management uses a combination of bottom-up fundamental research and proprietary quantitative modeling to find growth stocks that it believes are attractively valued with a catalyst which may include solid management, strong competitive positions or attractive business models. Wellington Management will closely monitor the portfolio’s economic sector weightings relative to the Russell 1000 Growth Index.

Legg Mason Capital Management, Inc. (“Legg Mason”) invests in a limited number of stocks that it believes offer above-average growth potential and trade at a significant discount to Legg Mason’s assessment of their intrinsic value. The selection of common stocks is made through a process whereby companies are identified and selected as eligible investments by examining fundamental quantitative and qualitative aspects of the company, its management and its financial position as compared to its stock price. Legg Mason’s bottom up, fundamental investment strategy is based on the principle that a shareholder’s return from owning a stock is ultimately determined by the fundamental economics of the underlying business.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Smaller and Mid-Cap Company Risk, Growth Company Risk and Leveraging Risk.

These Risks are described beginning on page 11.

Annual Performance

The Fund began operations December 17, 2007, and therefore has no performance history. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

Average Annual Total Returns

Because this Fund is new, there is no table which shows how the Fund’s returns have deviated from the broad market.

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Expense Information

	Class S	Class Y	Class L	Class A	Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None (1)	1.00	%(2)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.70%	.70%	.70%	.70%	.70%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses(3)(4)	.30%	.40%	.55%	.55%	.60%
Total Annual Fund Operating Expenses	1.00%	1.10%	1.25%	1.50%	1.80%

Less Expense Reimbursement	(.20%)	(.25%)	(.25%)	(.25%)	(.25%)
Net Fund Expenses(5)(6)	.80%	.85%	1.00%	1.25%	1.55%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class S	$82	$296
Class Y	$87	$321
Class L	$102	$368
Class A	$695	$995
Class N	$261	$539

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years
Class N	$158	$539
(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2)	Applies to shares redeemed within 18 months of purchase.

(3)	Other Expenses are based on estimated amounts for the first fiscal year of the Fund.

(4)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses to be borne indirectly by the Fund in its first fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(5)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses), excluding Acquired Fund fees and expenses, through March 31, 2009 to the extent that Net Fund Expenses would otherwise exceed .80%, .85%, 1.00%, 1.25% and 1.55% for Classes S, Y, L , A and N, respectively. The Net Fund Expenses shown in the above table may exceed these amounts, because Acquired Fund fees and expenses are excluded from the cap. The agreement cannot be terminated unilaterally by MassMutual.

(6)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

T. Rowe Price, Wellington Management and Legg Mason Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by each Sub-Adviser for all accounts with investment objectives, policies and investment strategies substantially similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

	Highest Quarter	Lowest Quarter
T. Rowe Price Composite	24.79%, 4Q 1998	-17.17%, 1Q 2001
Wellington Management Composite	26.44%, 4Q 1998	-20.04%, 3Q 2001
Legg Mason Composite	37.39%, 4Q 1998	-23.31%, 3Q 2001

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T. Rowe Price, Wellington Management and Legg Mason Average Annual Total

Returns for Similar Accounts*

(for the periods ended December 31, 2006)

The table compares each Sub-Adviser’s investment results for all accounts with investment objectives, policies and investment strategies substantially similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
T. Rowe Price Composite
Class S*	9.76%	4.58%	7.54%
Class Y*	9.71%	4.53%	7.49%
Class L*	9.56%	4.38%	7.34%
Class A*	3.02%	2.90%	6.45%
Class N*	8.01%	3.82%	6.78%

Russell 1000 Growth Index^	9.07%	2.69%	5.44%

			Since Inception (1/1/98)
Wellington Management Composite
Class S*	9.10%	2.20%	4.17%
Class Y*	9.05%	2.15%	4.12%
Class L*	8.90%	2.00%	3.96%
Class A*	2.40%	0.54%	3.03%
Class N*	7.35%	1.44%	3.40%

Russell 1000 Growth Index^	9.07%	2.69%	2.98%

			Ten Years
Legg Mason Composite
Class S*	1.40%	11.66%	11.18%
Class Y*	1.35%	11.61%	11.13%
Class L*	1.20%	11.46%	10.97%
Class A*	-4.86%	9.89%	10.06%
Class N*	-0.35%	10.90%	10.41%

Russell 1000 Growth Index^	9.07%	2.69%	5.44%

* For T. Rowe Price and Wellington Management, performance shown is a composite of all discretionary, fee paying portfolios managed by T. Rowe Price or Wellington with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes, including sales loads. For Legg Mason, performance shown is a composite of all discretionary, fee paying accounts with a minimum market value of $10 million managed by Legg Mason with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes, including sales loads. From May 1, 2004 through September 30, 2005, the Legg Mason composite contains only accounts with a minimum market value of $25 million. Prior to May 1, 2004, the Legg Mason composite did not maintain a minimum market value requirement. For each Sub-Adviser, some of the portfolios are mutual funds registered under the Investment Company Act of 1940 (the “1940 Act”) and some are private accounts. The investment returns assume the reinvestment of dividends and capital gains distributions. The bar chart is based on Class S expenses. The composite performance is provided solely to illustrate each Sub-Adviser’s performance in managing such a portfolio and does not represent the historical performance of the MassMutual Select Diversified Growth Fund and should not be interpreted as being indicative of the future performance of the Fund. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The composite portfolios were not subject to all of the investment restrictions to which the Fund will be subject, including restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, each as amended, and no assurance can be given that the Fund’s performance would not have been lower had it been in operation during the periods for which composite and mutual fund performance information is shown. The Fund’s performance may have differed due to factors such as differences in cash flows into and out of the Fund, differences in fees and expenses, and differences in portfolio size and investments. Prior performance of each Sub-Adviser is not indicative of future rates of return and is no indication of future performance of the Fund.

^ The Russell 1000 Growth Index is an unmanaged index consisting of those Russell 1000 securities (representing the 1000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and forecasted growth values than securities in the value universe. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

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MassMutual Select Destination Retirement 2050 Fund

Investment Objective

The Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

Principal Investment Strategies and Risks

The Fund is a “fund of funds” and seeks to achieve its investment objective by investing in a combination of equity, fixed income and money market funds advised by MassMutual or a control affiliate of MassMutual (“Underlying Funds”) using an asset allocation strategy designed for investors expecting to retire around the year 2050. Underlying Funds can include MassMutual Select Funds, MassMutual Premier Funds and Oppenheimer Funds, which are advised by OppenheimerFunds, Inc. (“OFI”).

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Assets are allocated among Underlying Funds according to an asset allocation strategy that becomes increasingly conservative until it reaches 25% in equity funds and 75% in fixed-income funds, including money market funds (approximately five to ten years after the year 2050).

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller and Mid-Cap Company Risk, Growth Company Risk, Value Company Risk, Over-the-Counter Risk and Leveraging Risk.

These Risks are described beginning on page 11.

More Principal Investment Strategies and Risks

MassMutual invests the Destination Retirement 2050 Fund’s assets in a combination of domestic and international Underlying Funds. The target asset allocation strategy for the Destination Retirement 2050 Fund is designed to provide an approach to asset allocation that is neither overly aggressive nor overly conservative for the Fund’s retirement date.

(1)	OFI is a majority owned, indirect subsidiary of MassMutual. MassMutual Select Funds, MassMutual Premier Funds and Oppenheimer Funds are offered in separate prospectuses.

MassMutual allocates the assets of the Destination Retirement 2050 Fund among Underlying Funds according to an asset allocation strategy that becomes increasingly conservative over time. The Fund’s name refers to the approximate retirement year of the investors for whom the Fund’s asset allocation strategy is designed.

MassMutual Select Destination Retirement Income Fund is designed for investors in their retirement years. MassMutual allocates the Fund’s assets according to a stable target asset allocation that emphasizes fixed-income and money market funds but also includes a smaller allocation to equity funds. The Destination Retirement Income Fund is offered in a separate prospectus, dated April 2, 2007.

When the target asset allocation of the Destination Retirement 2050 Fund matches the MassMutual Select Destination Retirement Income Fund’s2 target asset allocation (approximately five to ten years after the Fund’s retirement date), it is expected that the Fund will be combined with the Destination Retirement Income Fund and the Fund’s shareholders will become shareholders of the Destination Retirement Income Fund. This may be done without a vote of shareholders if the Trust’s Board of Trustees determines at the time of the proposed combination that combining the Funds is in the best interests of the Funds and their shareholders. The objectives and policies stated above are non-fundamental and therefore may be changed by the Board of Trustees of the Trust without the consent of shareholders. Shareholders of the Destination Retirement 2050 Fund will be notified in writing prior to its combination with the Destination Retirement Income Fund.

MassMutual intends to manage the Destination Retirement 2050 Fund according to its target asset allocation strategy, and does not intend to trade actively among Underlying Funds or intend to attempt to capture short-term market opportunities. However, MassMutual may modify the target asset allocation strategy for the Destination Retirement 2050 Fund and modify the selection of Underlying Funds for the Destination Retirement 2050 Fund from time to time.

Assuming a retirement age of 65, the Destination Retirement 2050 Fund is appropriate for investors anticipating to retire between 2046 and 2055.

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The following table lists the Destination Retirement 2050 Fund’s approximate asset allocation among equity and fixed income & short term/money market funds as of December 17, 2007. The table also lists the approximate asset allocation, as of December 17, 2007, to certain Underlying Funds in which the Destination Retirement 2050 Fund currently invests 5% or more. Other Underlying Funds in which the Destination Retirement 2050 Fund currently invests are listed below the table. MassMutual may change these percentages at any time and may invest in any other Underlying Funds, including any Underlying Funds that may be created in the future.

Investment Option Categories	Destination Retirement 2050

Equity	95.0%
Domestic Equity
Select Fundamental Value (Wellington)	9.0%
Select Large Cap Value (Davis)	5.5%
Select Diversified Value (AllianceBernstein)	5.5%
Premier Enhanced Index Value (Babson Capital)	6.3%
Select Aggressive Growth (Sands Capital/DMC)	7.3%
Select Blue Chip Growth (T. Rowe Price)	5.0%
Premier Enhanced Index Growth (Babson Capital)	9.8%

International Equity
Select Overseas (Harris/MFS)	10.2%
Select Diversified International (AllianceBernstein)	5.4%
Premier International Equity (OFI Institutional)	5.4%

Fixed Income & Short Term/Money Market	5.0%

Note: The allocation percentages have been rounded to one decimal place. The allocation among equity and fixed income & short term/money market funds may therefore not equal 100%.

Other Underlying Funds in which the Destination Retirement 2050 Fund currently invests include: Premier Value (OFI Institutional), Premier Capital Appreciation (OFI), Select Focused Value (Harris/Cooke & Bieler), Select Mid Cap Value (Cooke & Bieler), Select Mid Cap Growth Equity (Turner/Wellington), Select Mid Cap Growth Equity II (T. Rowe Price), Select Small Company Value (Clover/T. Rowe Price/Earnest Partners), Select Small Cap Value Equity (SSqA FM), Select Emerging Growth (DMC/Insight Capital), Select Small Cap Growth Equity (Waddell & Reed/Wellington), Select Small Company Growth (Mazama/Eagle), Select Small Cap Core Equity (GSAM), Premier Main Street Small Cap (OFI Institutional), Premier Core Bond (Babson Capital), Premier Diversified Bond (Babson Capital), Premier Strategic Income (OFI Institutional) and Premier Inflation-Protected Bond (Babson Capital).

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Annual Performance

The Fund began operations December 17, 2007, and therefore has no performance history. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

Average Annual Total Returns

Because this Fund is new, there is no table which shows how the Fund’s returns have deviated from the broad market.

Expense Information

	Class S		Class Y		Class L		Class A		Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None		None		None		5.75%		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None		None		None		None	(1)	1.00%	(2)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.05%		.05%		.05%		.05%		.05%
Distribution and Service (Rule 12b-1) Fees	None		None		None		.25%		.50%
Other Expenses(3)	.40%		.45%		.55%		.55%		.60%
Acquired Fund Fees and Expenses(4)	.82%		.82%		.82%		.82%		.82%
Total Annual Fund Operating Expenses	1.27%		1.32%		1.42%		1.67%		1.97%

Less Expense Reimbursement	(.35%	)	(.35%	)	(.35%	)	(.35%	)	(.35%	)
Net Fund Expenses(5)(6)	.92%		.97%		1.07%		1.32%		1.62%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class S	$94	$361
Class Y	$99	$377
Class L	$109	$408
Class A	$701	$1,033
Class N	$268	$578

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years
Class N	$164	$578

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2)	Applies to shares redeemed within 18 months of purchase.

(3)	Other expenses are based on estimated amounts for the first fiscal year of the Fund.

(4)	Acquired Fund fees and expenses represent approximate expenses to be borne indirectly by the Fund in its first fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(5)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses), excluding Acquired Fund fees and expenses, through March 31, 2009 to the extent that Net Fund Expenses would otherwise exceed .10%, .15%, .25%, .50% and .80% for Classes S, Y, L, A and N, respectively. The Net Fund Expenses shown in the above table may exceed these amounts, because Acquired Fund fees and expenses are excluded from the cap. The agreement cannot be terminated unilaterally by MassMutual.

(6)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

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Summary of Principal Risks

The value of your investment in a Fund changes with the values of the investments in a Fund’s portfolio. Many things can affect those values. Factors that may have an important or significant effect on a particular Fund’s portfolio as a whole are called “Principal Risks.” These Principal Risks are summarized in this section. The Funds could be subject to additional risks. Although the Funds strive to reach their stated goals, they cannot offer guaranteed results. You have the potential to make money in these Funds, but you can also lose money. For purposes of the Destination Retirement 2050 Fund, except as otherwise stated, references in this section to “the Funds” or “a Fund” may relate to the Fund, one or more Underlying Funds, or both.

•	Market Risk

Market risk is the general risk of unfavorable market-induced changes in the value of a security. A Fund is subject to market risk when it invests some or all of its assets in debt securities. Debt securities are obligations of an issuer to pay principal and/or interest at a fixed, variable or floating interest rate over a predetermined period. Payments of principal or interest may be at fixed intervals, only at maturity or upon the occurrence of stated events or contingencies. If interest rates rise close to or higher than the specified rate, those securities are likely to be worth less and the value of the Fund will likely fall. If interest rates fall, most securities held by a Fund paying higher rates of interest will likely be worth more, and the Fund’s value will likely increase.

This kind of market risk, also called interest rate risk, is generally greater for debt securities with longer maturities and portfolios with longer durations. “Duration” is the average of the periods remaining for payments of principal and interest on a Fund’s debt securities, weighted by the dollar amount of each payment. Even the highest quality debt securities are subject to interest rate risk. Market risk is generally greater for lower-rated securities or comparable unrated securities. The Destination Retirement 2050 Fund and one or more Underlying Funds are subject to this kind of market risk.

In the case of stocks and other equity securities (including convertible securities), market risk is the result of a number of factors, including general economic and market conditions, real or perceived changes in the prospects of the security’s issuer, changing interest rates and real or perceived economic and competitive industry conditions.

The Funds maintain substantial exposure to equities and do not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or even extended periods subjects the Funds to unpredictable declines in the value of their shares, as well as periods of poor performance. Market risk also includes specific risks affecting the companies whose shares are purchased by a Fund, such as management performance, financial leverage, industry problems and reduced demand for the issuer’s goods or services. The Diversified Growth Fund, the Destination Retirement 2050 Fund and one or more Underlying Funds are subject to this kind of market risk.

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Credit Risk.  This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract or securities loan, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. There are varying degrees of credit risk, which are often reflected in credit ratings. Credit risk is particularly significant for a Fund to the extent it invests in below investment grade securities. These debt securities and similar unrated securities, which are commonly known as “junk bonds,” either have speculative elements or are predominantly speculative investments. Junk bonds may be subject to greater market fluctuations and greater risks of loss of income

Terms appearing in bold type are discussed in greater detail under “Additional Investment Policies and Risk Considerations.” Those sections also include more information about the Funds, their investments and the related risks.

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and principal than investment grade securities. A Fund that invests in foreign debt securities is also subject to increased credit risk because of the difficulties of requiring foreign entities, including issuers of sovereign debt, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

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Management Risk.  Management risk is the chance that poor security selection will cause a Fund to underperform other funds with similar investment objectives. A Fund’s investment adviser or sub-adviser manages the Fund according to the traditional methods of active investment management, which involves the buying and selling of securities based upon economic, financial and market analysis and investment judgment. A Fund’s investment adviser or sub-adviser applies its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired result.

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Prepayment Risk.  Prepayment risk is the risk that principal will be repaid at a different rate than anticipated, causing the return on securities to be less than expected when purchased. The Funds are also subject to reinvestment risk, which is the chance that cash flows from securities (including securities that are prepaid) will be reinvested at lower rates if interest rates fall.

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Liquidity Risk.  Liquidity risk exists when particular investments are difficult to sell. A Fund may not be able to sell these illiquid securities at the best prices. Investments in derivatives, foreign securities and securities having small market capitalization, substantial market and/or credit risk, and unregistered or restricted securities tend to involve greater liquidity risk.

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Derivative Risk.  A Fund may, but will not necessarily, use derivatives, which are financial contracts whose values depend upon, or are derived from, the value of an underlying asset, reference rate or index. Derivatives may relate to stocks, bonds, interest rates, currencies, credit exposures, currency exchange rates, commodities, related indexes or other assets. The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. Derivatives are subject to a number of potential risks. Derivative products are highly specialized instruments that may require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument or index but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. (For example, successful use of a credit default swap may require, among other things, an understanding of both the credit of the company to which it relates and of the way the swap is likely to respond to changes in various market conditions and to factors specifically affecting the company.) The use of derivatives involves the risk that a loss may be sustained as a result of the failure of another party to the contract (typically referred to as a “counterparty”) to make required payments or otherwise to comply with the contract’s terms. Derivative transactions can create investment leverage and may be highly volatile. When a Fund uses a derivative instrument, it could lose more than the principal amount invested. Since the values of derivatives are calculated and derived from the values of other assets, reference rates, or indexes, there is greater risk that derivatives will be improperly valued. Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates or indexes they are designed to hedge or to track closely, and the risk that a derivative transaction may not have the effect the Fund’s investment adviser or sub-adviser anticipated. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. A liquid secondary market may not always exist for the Fund’s derivative positions at any time. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price. Use of derivatives may increase the amount of taxes payable by shareholders. Although the use of derivatives is

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intended to enhance a Fund’s performance, it may instead reduce returns and increase volatility.

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Foreign Investment Risk.  Funds investing in foreign securities may experience more rapid and extreme changes in value than funds which invest solely in U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. In addition, foreign companies are usually not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund’s non-U.S. investments. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment. Economic downturns in certain regions, such as Southeast Asia, can also adversely affect other countries whose economies appear to be unrelated.

Funds may also invest in foreign securities known as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). ADRs, GDRs and EDRs, which may be sponsored or unsponsored, represent securities or a pool of securities of an underlying foreign or, in the case of GDRs and EDRs, U.S. or non-U.S. issuer. They are subject to many of the same risks as foreign securities. ADRs, GDRs and EDRs are more completely described in the Statement of Additional Information.

•

Emerging Markets Risk.  A Fund may invest in issuers located in emerging markets, subject to the applicable restrictions on foreign investments, when the investment adviser or sub-adviser deems those investments are consistent with the Fund’s investment objectives and policies. Emerging markets are generally considered to be the countries having “emerging market economies” based on factors such as the country’s foreign currency debt rating, its political and economic stability, the development of its financial and capital markets and the level of its economy. Investing in securities from emerging markets involves special risks, including less liquidity and more price volatility than securities of comparable domestic issuers or in established foreign markets. Emerging markets also may be concentrated towards particular industries. There may also be different clearing and settlement procedures, or an inability to handle large volumes of transactions. These factors could result in settlement delays and temporary periods when a portion of a Fund’s assets is not invested and could cause a loss in value due to illiquidity.

•

Currency Risk.  A Fund is subject to currency risk to the extent that it invests in securities of foreign companies that are traded in, and receive revenues in, foreign currencies. Currency risk is caused by uncertainty in foreign currency exchange rates. Fluctuations in the value of the U.S. dollar relative to foreign currencies may enhance or diminish returns that a U.S. investor would receive on foreign investments. A Fund may, but will not necessarily, engage in foreign currency transactions in order to protect against fluctuations in the value of holdings denominated in or exposed to other currencies. Those currencies can decline in value relative to the U.S. dollar, or, in the case of hedging positions, the U.S. dollar can decline in value relative to the currency hedged. A Fund’s investment in foreign currencies may increase the amount of ordinary income recognized by the Fund.

•

Smaller and Mid-Cap Company Risk.  Market risk and liquidity risk are particularly pronounced for stocks of smaller companies. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Although mid-cap companies are larger than smaller companies, they may have many of the same risks.

•

Growth Company Risk.  Market risk is also particularly pronounced for “growth” companies. The prices of growth company securities may fall to a greater extent than the overall equity markets (represented by the S&P 500® Index) due to changing economic, political or market factors. Growth company securities tend to be more volatile in terms of price swings and trading volume. Growth companies, especially technology related companies, have seen dramatic rises and falls in stock valuations. The Funds have the risk that the market may deem their stock prices over-valued, which could cause

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steep and/or volatile price swings. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

•

Value Company Risk.  The value investment approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

•

Over-the-Counter Risk.  OTC transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and funds that invest in these stocks may experience difficulty in purchasing or selling these securities at a fair price.

•

Leveraging Risk.  When a Fund borrows money or otherwise leverages its portfolio, the value of an investment in that Fund will be more volatile and all other risks will tend to be compounded. A Fund may take on leveraging risk by investing collateral from securities loans, by using derivatives and by borrowing money to repurchase shares or to meet redemption requests. Leveraging may increase the assets on which the investment adviser’s or sub-adviser’s fee is based. A Fund’s use of derivatives may create investment leverage in its portfolio.

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Principal Risks by Fund

The following chart summarizes the Principal Risks of each Fund. A particular Fund may, however, still have non-Principal risks not identified in this chart.

Fund	Market Risk	Credit Risk	Manage- ment Risk	Pre- payment Risk	Liquidity Risk	Derivative Risk	Foreign Invest- ment Risk	Emerging Markets Risk	Currency Risk	Smaller and Mid-Cap Company Risk	Growth Company Risk	Value Company Risk	Over- the- Counter Risk	Lever- aging Risk

Diversified Growth Fund	X	X	X		X	X	X			X	X			X

Destination Retirement 2050 Fund	X	X	X	X	X	X	X	X	X	X	X	X	X	X

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About the Investment Adviser and Sub-Advisers

Massachusetts Mutual Life Insurance Company (“MassMutual”) located at 1295 State Street, Springfield, Massachusetts 01111, is the Funds’ investment adviser and is responsible for providing all necessary investment management and administrative services. Founded in 1851, MassMutual is a mutual life insurance company that provides a broad range of insurance, money management, retirement and asset accumulation products and services for individuals and businesses. As of December 31, 2006, MassMutual, together with its subsidiaries, had assets under management in excess of $455 billion.

MassMutual will be paid an investment management fee based on a percentage of each Fund’s average daily net assets as follows: .70% for the Diversified Growth Fund and .05% for the Destination Retirement 2050 Fund.

A discussion regarding the basis for the board of trustees approving the investment advisory contracts of the Funds will be available in the Funds’ annual report to shareholders dated December 31, 2007.

Each Fund also pays MassMutual an administrative and shareholder service fee at an annual rate based on a percentage of daily net assets for the applicable class of shares. The fee for each share class of the Diversified Growth Fund and the Destination Retirement 2050 Fund, respectively, are .05% and .01% for Class S shares; .15% and .06% for Class Y shares; .30% and .16% for Class L and Class A shares; and .35% and .21% for Class N shares.

MassMutual, as the Destination Retirement 2050 Fund’s investment adviser, administers the asset allocation program for the Destination Retirement 2050 Fund. This function is performed by MassMutual’s Asset Allocation Committee, led by Kristin Fafard, CFA. Ms. Fafard joined MassMutual in 2003 as Managing Director for the MassMutual Retirement Services Investment Services Group. She leads a team of investment professionals who conduct money manager research for the MassMutual Investment Program. Prior to joining MassMutual, Ms. Fafard worked in various positions at Allmerica Financial, including investment consulting for the company’s variable and group retirement products, and stable value risk analysis. In addition to Ms. Fafard, the regular members of MassMutual’s Asset Allocation Committee include Bruce Picard Jr., CFA and Frederick (Rick) Schulitz. Mr. Schulitz joined MassMutual in 2006 as an Investment Consultant. Prior to joining MassMutual, Mr. Schulitz held Director positions at Prudential Retirement and ING, covering retirement and investment marketing, communications and strategic alliances. Mr. Picard joined MassMutual in 2005 as Investment Consultant. Prior to joining MassMutual, Mr. Picard was a Vice President at Loomis, Sayles & Co. LP, where he worked in various positions covering research, portfolio analysis and product development for the company’s Specialty Growth and mutual fund units.

Ms. Fafard and the MassMutual Retirement Services Investment Services Group are also responsible for determining the allocation of portfolio assets and/or cash flows among Sub-Advisers for those Funds with multiple sub-advisers.

MassMutual contracts with the following Sub-Advisers to help manage the Diversified Growth Fund:

Legg Mason Capital Management, Inc. (“Legg Mason”), located at 100 Light Street, Baltimore, Maryland 21202, manages a portion of the portfolio of the Diversified Growth Fund. Legg Mason is a wholly-owned subsidiary of Legg Mason, Inc., a financial services holding company. As of September 30, 2007, Legg Mason had approximately $68 billion in assets under management.

Robert Hagstrom

is primarily responsible for the day-to-day management of a portion of the Diversified Growth Fund. Mr. Hagstrom has been employed by one or more subsidiaries of Legg Mason Inc. since 1998. He currently serves as Senior Vice President for Legg Mason Capital Management, Inc. Mr. Hagstrom is a Chartered Financial Analyst and is a member of the Association of Investment Management & Research and the Financial Analysts of Philadelphia.

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T. Rowe Price Associates, Inc. (“T. Rowe Price”), located at 100 East Pratt Street, Baltimore, Maryland 21202, manages a portion of the portfolio of the Diversified Growth Fund. T. Rowe Price, a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly-traded financial services holding company, has been managing assets since 1937. As of September 30, 2007, T. Rowe Price had approximately $396.8 billion in assets under management.

Larry J. Puglia

is the portfolio manager of a portion of the Diversified Growth Fund. Mr. Puglia, investment advisory committee chairman of the T. Rowe Price Blue Chip Growth Fund, has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the portfolio’s investment program. He is a Chartered Financial Analyst and a Certified Public Accountant, and a Vice President of T. Rowe Price Associates, Inc. Mr. Puglia has been the lead portfolio manager for the U.S. Large-Cap Core Growth Strategy for T. Rowe Price since 1997 and has been managing its Large-Cap Core Growth Portfolios since 1993. He also serves on the investment advisory committee of T. Rowe Price’s Institutional U.S. Large-Cap Growth Strategy. Mr. Puglia joined T. Rowe Price in 1990.

Wellington Management Company, LLP (“Wellington Management”), a Massachusetts limited liability partnership with principal offices located at 75 State Street, Boston, Massachusetts 02109, manages a portion of the portfolio of the Diversified Growth Fund. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of September 30, 2007, Wellington Management had investment management authority with respect to approximately $607 billion in assets.

Mammen Chally

has served as portfolio manager of a portion of the Diversified Growth Fund since its inception in 2007. Mr. Chally, a Chartered Financial Analyst, is a Vice President and Equity Portfolio Manager of Wellington Management and joined the firm in 1994 and has been an investment professional since 1996.

James A. Rullo

has served as portfolio manager of a portion of the Diversified Growth Fund since its inception in 2007. Mr. Rullo, a Chartered Financial Analyst, is a Senior Vice President of Wellington Management and Director of the Quantitative Investment Group. Mr. Rullo joined Wellington Management as an investment professional in 1994.

The Trust’s Statement of Additional Information (“SAI”) provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio managers and each portfolio manager’s ownership of securities in the relevant Fund.

MassMutual has received exemptive relief from the SEC to permit MassMutual to change sub-advisers or hire new sub-advisers for one or more Funds from time to time without obtaining shareholder approval. Normally, shareholders are required to approve investment sub-advisory agreements. Several other mutual fund companies have received similar relief. MassMutual believes having this authority is important, because it allows MassMutual to remove and replace a sub-adviser in a quick, efficient and cost-effective fashion when, for example, its performance is inadequate or the sub-adviser no longer is able to meet a Fund’s investment objective and strategies. The shareholders of each Fund have previously approved this arrangement. Pursuant to the exemptive relief, MassMutual will provide to a Fund’s shareholders, within 90 days of the hiring of a new sub-adviser, an information statement describing the new sub-adviser.

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About the Classes of Shares – Multiple Class Information

Each Fund offers five Classes of shares: Class S, Class Y, Class L, Class A and Class N. Class A shares have up-front sales charges and Class N shares have contingent deferred sales charges. Only Class A and Class N shares charge Rule 12b-1 fees.

Class S, Class Y and Class L shares are primarily offered to institutional investors through institutional distribution channels, such as employer-sponsored retirement plans or through broker-dealers, financial institutions or insurance companies. Class A and N shares are primarily offered through other distribution channels, such as broker-dealers or financial institutions. The different Classes have different fees, expenses and/or minimum investor size requirements. The difference in the fee structures among the Classes is the result of their separate arrangements for shareholder and distribution services and is not the result of any difference in amounts charged by MassMutual for investment advisory services. Accordingly, management fees do not vary by Class. Different fees and expenses of a Class will affect performance of that Class. For actual past expenses of each share class, see the fund-by-fund information earlier in this prospectus. Investors may receive different levels of service in connection with investments in different classes of shares and intermediaries may receive different levels of compensation in connection with each share class. For additional information, call us toll free at 1-888-309-3539 or contact a sales representative or financial intermediary who offers the Classes.

Except as described below, all Classes of shares of a Fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the various Classes are: (a) each Class may be subject to different expenses specific to that Class; (b) each Class has a different Class designation; (c) each Class has exclusive voting rights with respect to matters solely affecting such Class; (d) each Class offered in connection with a Rule 12b-1 Plan will bear the expense of the payments that would be made pursuant to that Rule 12b-1 Plan, and only that Class will be entitled to vote on matters pertaining to that Rule 12b-1 Plan; and (e) each Class will have different exchange privileges.

Each Class of a Fund’s shares invests in the same portfolio of securities. Because each Class will have different expenses, they will likely have different share prices. All Classes of shares are available for purchase by insurance company separate investment accounts.

Each Class of shares of the Funds may also be purchased by the following Eligible Purchasers:

•

Qualified plans under Section 401(a) of the Internal Revenue Code of 1986 as amended (the “Code”), Code Section 403(b) plans, Code Section 457 plans and non-qualified deferred compensation plans, where plan assets of the employer generally exceed or are expected to exceed $50 million for Class S shares, $5 million for Class Y shares and $1 million for Class L shares.

Class S shares may also be purchased by:

•	Registered mutual funds and collective trust funds; and

•	Other institutional investors with assets generally in excess of $50 million.

Class Y shares may also be purchased by:

•	Registered mutual funds and collective trust funds; and

•	Other institutional investors with assets generally in excess of $5 million.

Class L shares may also be purchased by:

•	Other institutional investors with assets generally in excess of $1 million.

Class A and Class N shares may also be purchased by:

•	Individual retirement accounts described in Code Section 408;

•	Voluntary employees’ beneficiary associations described in Code Section 501(c)(9); and

•	Other institutional investors.

Additional Information.

An institutional investor or plan may be permitted to purchase shares of a class even if the institutional investor or plan does not meet the minimum investment amounts set forth above, if the Distributor or MassMutual as applicable, determines that the

–  18  –

expected size (over time), servicing needs, or distribution or servicing costs for the institutional investor or plan are comparable to those of institutional investors or plans eligible to purchase shares of that class.

Eligible Purchasers must have an agreement with MassMutual or a MassMutual affiliate to purchase shares. Class L shares are generally sold in connection with the use of an intermediary performing third party administration and/or other shareholder services. There is no minimum plan or institutional investor size to purchase Class A or Class N shares.

Class A and Class N shares may be offered to present or former officers, directors, trustees and employees (and their spouses, parents, children and siblings) of the Funds, MassMutual and its affiliates and retirement plans established by them for their employees.

Shareholder and Distribution Fees.  Class S, Y and L shares of each Fund are purchased directly from the Trust without a front-end sales charge. Therefore, 100% of an Investor’s money is invested in the Fund or Funds of its choice. Class S, Y and L shares do not have deferred sales charges or any Rule 12b-1 fees.

Distribution and Service (Rule 12b-1) Fees.  Class A shares are sold at net asset value per share plus an initial sales charge. Class N shares are sold at net asset value per share without an initial sales charge. Therefore, for Class N shares, 100% of an Investor’s money is invested in the Fund or Funds of its choice. The Funds have adopted Rule 12b-1 Plans for Class A and Class N shares of the Funds.

Under the Class A Rule 12b-1 Plans, each Fund is permitted to pay distribution and service fees at the annual rate of .25%, in the aggregate, of that Fund’s average daily net assets attributable to Class A shares. Distribution fees may be paid to brokers or other financial intermediaries for providing services in connection with the distribution and marketing of Class A shares and for related expenses. Services fees may be paid to brokers or other financial intermediaries for providing personal services to Class A shareholders and/or maintaining Class A shareholder accounts and for related expenses. Compensation under the Class A Rule 12b-1 Plans for service fees will be paid to MassMutual, through MML Distributors, LLC (the “Distributor”), and compensation under the Plans for distribution fees will be paid to the Distributor. MassMutual and the Distributor will be entitled to retain a portion of the fees generated by an account, or may reallow the full amount to the brokers or other intermediaries. MassMutual may pay any Class A Rule 12b-1 service fees to brokers or other financial intermediaries in advance for the first year after the shares are sold. After the shares have been held for a year, MassMutual will pay the service fees on a quarterly basis.

Under the Class N Rule 12b-1 Plans, each Fund pays the Distributor an annual distribution fee of .25%. Each Fund also pays .25% in services fees to MassMutual each year under the Class N Rule 12b-1 Plans. MassMutual will be entitled to retain a portion of the fees generated by an account, or may reallow the full amount to brokers or other financial intermediaries for providing personal services to Class N shareholders and/or maintaining Class N shareholder accounts and for related expenses. MassMutual may pay the .25% service fees to brokers or other financial intermediaries in advance for the first year after the shares are sold. After the shares have been held for a year, MassMutual pays the service fees on a quarterly basis. The Distributor will be entitled to retain a portion of the fees generated by an account, or may reallow the full amount to brokers or other financial intermediaries for providing services in connection with the distribution and marketing of Class N shares and for related expenses.

Because these fees are paid out of a Fund’s assets on an on-going basis, over time these fees will increase the costs of your investment in the Class A and Class N shares and may cost you more than other types of sales charges.

Compensation to Intermediaries

The Distributor may directly, or through MassMutual, pay a sales concession of up to 1.00% of the purchase price of Class N, Class A and Class L shares to brokers or other financial intermediaries from its own resources at the time of sale. However, the total amount paid to brokers or other financial intermediaries at the time of sale of Class N and Class A shares, including any advance of Rule 12b-1 service fees by MassMutual, may be only 1.00% of the purchase price. In addition, MassMutual may directly, or through the Distributor, pay up to .25% of the amount invested to intermediaries who provide services on behalf of Class S, Class Y, Class L,

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Class A or Class N shares. This compensation is paid by MassMutual, not from Fund assets. The payments on account of Class S, Class Y, Class L, Class A or Class N shares will be based on criteria established by MassMutual. In the event that amounts paid by the Funds to MassMutual as administrative or management fees are deemed indirect financing of distribution or servicing costs for Class S, Class Y or Class L shares, the Funds have adopted distribution and servicing plans (i.e., Rule 12b-1 Plans) authorizing such payments. No additional fees are paid by the Funds under these plans. Compensation paid by the Funds to brokers or other intermediaries for providing services on account of Class A or Class N shares is described above under “Distribution and Service (Rule 12b-1) Fees.” Annual compensation paid on account of Class S, Class Y, Class L, Class A or Class N shares will be paid quarterly, in arrears.

MassMutual may also make payments, out of its own assets, to intermediaries, including broker-dealers, insurance agents and other service providers, that relate to the sale of the Funds or certain of MassMutual’s variable annuity contracts for which the Funds are underlying investment options.

This compensation may take the form of:

•	Payments to administrative service providers that provide enrollment, recordkeeping and other services to pension plans;

•	Cash and non-cash benefits, such as bonuses and allowances or prizes and awards, for certain brokers, administrative service providers and MassMutual insurance agents;

•	Payments to intermediaries for, among other things, training of sales personnel, conference support, marketing or other services provided to promote awareness of MassMutual’s products;

•

Payments to broker-dealers and other intermediaries that enter into agreements providing the Distributor with access to representatives of those firms or with other marketing or administrative services; and

•	Payments under agreements with MassMutual not directly related to the sale of specific variable annuity contracts or the Funds, such as educational seminars and training or pricing services.

These compensation arrangements are not offered to all intermediaries and the terms of the arrangements may differ among intermediaries. These arrangements may provide an intermediary with an incentive to recommend one mutual fund over another, one share class over another, or one insurance or annuity contract over another. You may want to take these compensation arrangements into account when evaluating any recommendations regarding the Funds or any contract using the Funds as investment options. You may contact your intermediary to find out more information about the compensation they may receive in connection with your investment.

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Investing In The Funds

Buying, Redeeming and Exchanging Shares

The Funds sell their shares at a price equal to their net asset value (“NAV”) plus any initial sales charge that applies. The Funds generally determine their NAV at the market close (usually 4:00 p.m. Eastern Time) every day the New York Stock Exchange (“NYSE”) is open (“Business Day”). Your purchase order will be priced at the next NAV calculated after the order is received in good form by the transfer agent, MassMutual or another intermediary authorized for this purpose. The Funds will suspend selling their shares during any period when the determination of NAV is suspended. The Funds can reject any purchase order (generally within one business day) and can suspend purchases if it is in their best interest.

The Funds redeem their shares at their next NAV computed after your redemption request is received and accepted by the transfer agent, MassMutual or another intermediary. You will usually receive payment for your shares within 7 days after your redemption request is received in good form. If, however, you request redemption of shares recently purchased by check, you may not receive payment until the check has been collected, which may take up to 15 days from time of purchase. The Funds can also suspend or postpone payment, when permitted by applicable law and regulations.

You can exchange shares of one Fund for the same class of shares of another Fund. An exchange is treated as a sale of shares in one Fund and a purchase of shares in another Fund at the NAV next determined after the exchange request is received and accepted by the transfer agent, MassMutual or another intermediary. The Funds have been informed by MassMutual’s Retirement Services division, which serves as a Recordkeeper for MassMutual’s retirement plan customers, that it intends to implement a new excessive trading monitoring policy that will affect all investment options, including the Funds, available to MassMutual’s retirement plan customers. Plan participants will be prohibited from transferring into most mutual funds and similar investment options if they have transferred into and out of the same option within the previous 60 days. Certain options will not be subject to this rule. This rule will not prohibit plan participants from transferring out of any option at any time. MassMutual is expected to adopt a similar policy with respect to its IRA customers. Beginning sometime after February 4, 2008, the Trust, including the Funds, is expected to implement a similar policy. Your right to exchange shares is subject to applicable regulatory requirements or contractual obligations. The Funds may limit, restrict or refuse exchange purchases, if, in the opinion of MassMutual:

•	you have engaged in excessive trading;

•	a Fund receives or expects simultaneous orders affecting significant portions of the Fund’s assets;

•	a pattern of exchanges occurs which coincides with a market timing strategy; or

•	the Fund would be unable to invest the funds effectively based on its investment objectives and policies, or if the Fund would be adversely affected.

Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds do not accommodate excessive trading and/or market timing activity. Excessive trading and/or market timing activity involving the Funds can disrupt the management of the Funds. These disruptions can result in increased expenses and can have an adverse effect on fund performance.

MassMutual has adopted policies and procedures to help identify those individuals or entities MassMutual determines may be engaging in excessive trading and/or market timing trading activities. MassMutual monitors trading activity to enforce these procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Therefore, despite MassMutual’s efforts to prevent excessive trading and/or market timing trading activities, there can be no assurance that MassMutual will be able to identify all those who trade excessively or employ a market timing strategy and curtail their trading in every instance.

The monitoring process involves scrutinizing transactions in fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Trading activity identified by either, or a combination, of these factors, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might constitute excessive trading and/or market timing activity. When trading activity is determined by a Fund or MassMutual, in their sole

–  21  –

discretion, to be excessive in nature, certain account-related privileges, such as the ability to place purchase, redemption and exchange orders over the internet, may be suspended for such account.

The Funds reserve the right to modify or terminate the exchange privilege as described above on 60 days written notice.

The Funds do not accept purchase, redemption or exchange orders or compute their NAVs on days when the NYSE is closed. This includes: weekends, Good Friday and all federal holidays other than Columbus Day and Veterans Day. Certain foreign markets may be open on days when the Funds do not accept orders or price their shares. As a result, the NAV of a Fund’s shares may change on days when you will not be able to buy or sell shares.

Initial Sales Charges

Class A shares are sold at their offering price, which is normally NAV plus an initial sales charge. However, in some cases, as described below, purchases are not subject to an initial sales charge, and the offering price will be the NAV. In other cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the net asset value to invest for your account.

The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor or allocated to your dealer as a concession. The Distributor reserves the right to reallow the entire sales charge as a concession to dealers. The current sales charge rates and concessions paid to dealers and brokers are as follows:

Front-End Sales Charge (As a Percentage of Offering Price) / Front-End Sales Charge (As a Percentage of Net Amount Invested)/Concession (As a Percentage of Offering Price) for Different Purchase Amounts:
Price Breakpoints	General Equity	General Taxable Bond	Shorter- Term Bond
Less than $25,000	5.75%/ 6.10%/ 4.75%	4.75%/ 4.99%/ 4.00%	3.50%/ 3.63%/ 3.00%
$25,000- $49,999	5.50%/ 5.82%/ 4.75%	4.75%/ 4.99%/ 4.00%	3.50%/ 3.63%/ 3.00%
$50,000- $99,999	4.75%/ 4.99%/ 4.00%	4.50%/ 4.71%/ 3.75%	3.50%/ 3.63%/ 3.00%

Price Breakpoints	General Equity	General Taxable Bond	Shorter- Term Bond
$100,000- $249,999	3.75%/ 3.90%/ 3.00%	3.50%/ 3.63%/ 2.75%	3.00%/ 3.09%/ 2.50%
$250,000- $499,999	2.50%/ 2.56%/ 2.00%	2.00%/ 2.04%/ 2.25%	2.50%/ 2.56%/ 2.00%
$500,000- $999,999	2.00%/ 2.04%/ 1.60%	2.00%/ 2.04%/ 1.60%	2.00%/ 2.04%/ 1.50%
$1,000,000 or more	None/ None/ 1.00%	None/ None/ 1.00%	None/ None/ .50%

A reduced sales charge may be obtained for Class A shares under the Funds’ “Rights of Accumulation” because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales.

To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you can add together:

•	Current purchases of Class A shares of more than one Fund subject to an initial sales charge to reduce the sales charge rate that applies to current purchases of Class A shares; and

•

Class A shares of Funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in the previously purchased Funds.

The Distributor will add the value, at current offering price, of the Class A shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The reduced sales charge will apply only to current purchases. You must request the reduced sales charge when you buy Class A shares and inform your broker-dealer or other financial intermediary of Class A shares of any other Funds that you own. Information regarding reduced sales charges can be found on the MassMutual website at http://www.massmutual.com/retire.

There is an initial sales charge on the purchase of Class A shares of each of the MassMutual Select Funds.

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Contingent Deferred Sales Charges

There is no initial sales charge on purchases of Class A shares of any one or more of the Funds aggregating $1 million or more. The Distributor pays dealers of record concessions in an amount equal to 1.0%, or .50% of purchases of $1 million or more, as shown in the above table. The concession will not be paid on purchases of shares by exchange or that were previously subject to a front-end sales charge and dealer concession.

If you redeem any of those shares within a holding period of 18 months from the date of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds (unless you are eligible for a waiver of that sales charge based on the categories listed below and you advise the transfer agent, MassMutual or another intermediary of your eligibility for the waiver when you place your redemption request).

If Class N shares are redeemed within a holding period of 18 months from the date of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds (unless you are eligible for a waiver of that sales charge based on the categories listed below and you advise the transfer agent, MassMutual or another intermediary of your eligibility for the waiver when you place your redemption request). The Class N contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Funds in connection with the sale of Class N shares.

All contingent deferred sales charges will be based on the lesser of the NAV of the redeemed shares at the time of redemption or the original net asset value. A contingent deferred sales charge is not imposed on:

•	the amount of your account value represented by an increase in net asset value over the initial purchase price,

•	shares purchased by the reinvestment of dividends or capital gains distributions, or

•	shares redeemed in the special circumstances described below.

To determine whether a contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order:

1.	shares acquired by reinvestment of dividends and capital gains distributions, and

2.	shares held the longest.

Contingent deferred sales charges are not charged when you exchange shares of the Fund for shares of any other Fund. However, if you exchange them within the applicable contingent deferred sales charge holding period, the holding period will carry over to the Fund whose shares you acquire. Similarly, if you acquire shares of a Fund by exchanging shares of another Fund that are still subject to a contingent deferred sales charge holding period, that holding period will carry over to the acquired Fund.

Waivers of Class A Initial Sales Charges

The Class A sales charges will be waived for shares purchased in the following types of transactions:

•	Purchases into insurance company separate investment accounts.

•	Purchases into Retirement Plans or other employee benefit plans.

•	Purchases of Class A shares aggregating $1 million or more of any one or more of the Funds.

•	Purchases into accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.

•	Purchases into accounts for which no sales concession is paid to any broker-dealer or other financial intermediary at the time of sale.

•	Shares sold to MassMutual or its affiliates.

•	Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with MassMutual or the Distributor for that purpose.

•	Shares issued in plans of reorganization to which the Fund is a party.

•	Shares sold to present or former officers, directors, trustees or employees (and their “immediate families[1]”) of the Fund, MassMutual and its affiliates.

•	Shares sold to a portfolio manager of the Fund.

[1]

The term “immediate family” refers to one’s spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling’s spouse, a spouse’s siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.

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Waivers of Class A and Class N Contingent Deferred Sales Charges

The Class A and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A.	Waivers for Redemptions in Certain Cases.

The Class A and Class N contingent deferred sales charges will be waived for redemptions of shares in the following cases:

•	Redemptions from insurance company separate investment accounts.

•	Redemptions from Retirement Plans or other employee benefit plans.

•

Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.

•	Redemptions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.

•	Redemptions from accounts for which no sales concession was paid to any broker-dealer or other financial intermediary at the time of sale.

•

Redemptions of Class A and Class N shares under an Automatic Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account’s value annually.

•	In the case of an IRA, to make distributions required under a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.

B.	Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class A and Class N shares sold or issued in the following cases:

•	Shares sold to MassMutual or its affiliates.

•	Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with MassMutual or the Distributor for that purpose.

•	Shares issued in plans of reorganization to which the Fund is a party.

•	Shares sold to present or former officers, directors, trustees or employees (and their “immediate families[1]”) of the Fund, MassMutual and its affiliates.

•	Shares sold to a present or former portfolio manager of the Fund.

Determining Net Asset Value

The Trust calculates the NAV of each class of shares of each Fund separately. The NAV for shares of a class of a Fund is determined by adding the current value of all of the Fund’s assets attributable to that class, subtracting the liabilities attributable to that class and then dividing the resulting number by the total outstanding shares of the class. The assets of the Destination Retirement 2050 Fund consist primarily of shares of the Underlying Funds, which are valued at their respective NAVs.

Each Fund’s assets are valued based on market value of the Fund’s total portfolio. Securities are typically valued on the basis of valuations furnished by a pricing service. However, valuation methods approved by the Fund’s Board of Trustees which are intended to reflect fair value may be used by the Trust’s Investment Pricing Committee when pricing service information is not readily available or when a security’s value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a Fund’s value for a security is likely to be different from the last quoted market price or pricing service information. Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

The Funds’ valuation methods are more fully described in the Statement of Additional Information.

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How to Invest

When you buy shares of a Fund through an agreement with MassMutual, your agreement will describe how you need to submit buy, sell and exchange orders. Purchase orders must be accompanied by sufficient funds. You can pay by check or Federal Funds wire transfer. You must submit any buy, sell or exchange orders in “good form” as described in your agreement.

Taxation and Distributions

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a regulated investment company, a Fund will not be subject to Federal income taxes on its ordinary income and net realized capital gain distributed to its shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders. In general, a Fund that fails to distribute at least 98% of such income and gain in the one-year period ending October 31 (or later if the Fund is permitted to elect and so elects) in which earned will be subject to a 4% excise tax on the undistributed amount. Many investors, including most tax qualified plan investors, may be eligible for preferential Federal income tax treatment on distributions received from a Fund and dispositions of Fund shares. This Prospectus does not attempt to describe in any respect such preferential tax treatment. Any prospective investor that is a trust or other entity eligible for special tax treatment under the Code that is considering purchasing shares of a Fund, including either directly or indirectly through a life insurance company separate investment account, should consult its tax advisers about the Federal, state, local and foreign tax consequences particular to it, as should persons considering whether to have amounts held for their benefit by such trusts or other entities investing in shares of a Fund.

Investors are generally subject to Federal income taxes on distributions received in respect of their shares. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than by how long the shareholder held the shares. Distributions of a Fund’s ordinary income and short-term capital gains (i.e. gains from capital assets held for one year or less) are taxable to the shareholder as ordinary income whether received in cash or additional shares. Certain designated dividends may be eligible for the dividends-received deduction for corporate shareholders. Designated capital gain dividends (relating to gains from capital assets held by a Fund for more than one year) are taxable as long-term capital gains in the hands of the investor whether distributed in cash or additional shares. For taxable years beginning on or before December 31, 2010, distributions of investment income designated by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level. Fixed income funds generally do not expect a significant portion of their distributions to be derived from qualified dividend income. Long-term capital gain rates applicable to individuals have been temporarily reduced, in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets for taxable years beginning on or before December 31, 2010.

The nature of each Fund’s distributions will be affected by its investment strategies. A Fund whose investment return consists largely of interest, dividends and capital gains from short-term holdings will distribute largely ordinary income. A Fund whose return comes largely from the sale of long-term holdings will distribute largely capital gain dividends. Distributions are taxable to a shareholder even though they are paid from income or gains earned by a Fund prior to the shareholder’s investment and thus were included in the NAV paid by the shareholder.

Each Fund intends to pay out as dividends substantially all of its net investment income (which comes from dividends and any interest it receives from its investments). Each Fund also intends to distribute substantially all of its net realized long- and short-term capital gains, if any, after giving effect to any available capital loss carryovers. For each Fund distributions, if any, are declared and paid at least annually. Distributions may be taken either in cash or in additional shares of the respective Fund at the Fund’s net asset value on the first business day after the record date for the distribution, at the option of the shareholder.

Any gain resulting from the exchange or redemption of an investor’s shares in a Fund will generally be subject to tax. A loss incurred with respect to shares of a Fund held for six months or less will be treated as a long-term capital loss to the extent of long-term capital gains dividends with respect to such shares.

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A Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, such Fund’s yield on those securities would be decreased. Shareholders of the Funds generally will not be entitled to claim a credit or deduction with respect to foreign taxes.

In addition, a Fund’s investments in foreign securities (including fixed income securities and derivatives) or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing, amount, or character of the Fund’s distributions.

Under current law, dividends (other than capital gain dividends) paid by a Fund to a person who is not a “U.S. person” within the meaning of the Code (a “foreign person”) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, effective for taxable years of a Fund beginning before January 1, 2008, a Fund is not required to withhold any amounts with respect to (i) distributions of net short-term capital gains in excess of net long-term capital losses, and (ii) distributions of U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by a foreign person, in each case to the extent that the Fund properly designates such distributions.

The discussion above is very general. Shareholders should consult their tax adviser for more information about the effect that an investment in a Fund could have on their own tax situation, including possible state, local and foreign taxes. Also, this discussion does not apply to Fund shares held through tax-exempt retirement plans.

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Investment Performance

Similar account performance for the sub-advisers is provided solely to illustrate that sub-adviser’s performance in managing portfolios with investment objectives, policies and investment strategies substantially similar to the portion of the Diversified Growth Fund managed by the sub-adviser. The Diversified Growth Fund’s performance would have differed due to factors such as differences in cash flows into and out of the Fund, differences in fees and expenses, and differences in portfolio size and investments. Similar account performance is not indicative of future rates of return. Prior performance of the sub-advisers is no indication of future performance of the Diversified Growth Fund. In addition, for all of the sub-advisers, as applicable, the private account portfolios are not registered with the SEC and therefore are not subject to the limitations, diversification requirements and other restrictions to which the Diversified Growth Fund, as a registered mutual fund, is subject. The performance of the private accounts may have been adversely affected if they had been registered with the SEC.

The following chart summarizes the composite performance of each sub-adviser’s investment results for all accounts with investment objectives similar to that of the Diversified Growth Fund. Each sub-adviser’s similar account performance has been adjusted to reflect the fees and expenses of the Diversified Growth Fund’s share classes.

Sub-Adviser/Fund	Share Class	1 Year Return (%) as of 12/31/06		3 Year Return (%) as of 12/31/06	5 Year Return (%) as of 12/31/06	10 Year Return (%) as of 12/31/06

T. Rowe Price/	S		9.76%	8.34%	4.58%	7.54%
Diversified Growth Fund	Y		9.71%	8.29%	4.53%	7.49%
	L		9.56%	8.14%	4.38%	7.34%
	A		3.02%	5.78%	2.90%	6.45%
	N		8.01%	7.59%	3.82%	6.78%

Wellington Management/	S		9.10%	7.48%	2.20%	N/A
Diversified Growth Fund	Y		9.05%	7.43%	2.15%	N/A
	L		8.90%	7.28%	2.00%	N/A
	A		2.40%	4.93%	0.54%	N/A
	N		7.35%	6.73%	1.44%	N/A

Legg Mason/	S		1.40%	4.50%	11.66%	11.18%
Diversified Growth Fund	Y		1.35%	4.45%	11.61%	11.13%
	L		1.20%	4.30%	11.46%	10.97%
	A	-	4.86%	2.02%	9.89%	10.06%
	N	-	0.35%	3.75%	10.90%	10.41%

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ADDITIONAL INVESTMENT POLICIES

AND RISK CONSIDERATIONS

The Diversified Growth Fund and the Destination Retirement 2050 Fund, primarily through its investments in the Underlying Funds, may invest in a wide range of investments and engage in various investment-related transactions and practices. These practices are pursuant to non-fundamental policies and therefore may be changed by the Board of Trustees of the Trust without the consent of shareholders. Some of the more significant practices and some associated risks are discussed below. For purposes of the Destination Retirement 2050 Fund, except as otherwise stated, references in this section to “the Funds,” “each Fund” or “a Fund” may relate to the Fund, one or more Underlying Funds, or both.

Repurchase Agreements and Reverse Repurchase Agreements

Each Fund may engage in repurchase agreements and reverse repurchase agreements. A repurchase agreement is a contract pursuant to which a Fund agrees to purchase a security and simultaneously agrees to resell it at an agreed-upon price at a stated time, thereby determining the yield during the Fund’s holding period. A reverse repurchase agreement is a contract pursuant to which a Fund agrees to sell a security and simultaneously agrees to repurchase it at an agreed-upon price at a stated time. The Statement of Additional Information provides a detailed description of repurchase agreements, reverse repurchase agreements and related risks.

Securities Lending

Each Fund may seek additional income by making loans of portfolio securities of not more than 33% of its total assets taken at current value. Although lending portfolio securities may involve the risk of delay in recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially, loans will be made only to borrowers deemed by MassMutual and the Funds’ custodian to be in good standing.

Under applicable regulatory requirements and securities lending agreements (which are subject to change), the loan collateral received by a Fund when it lends portfolio securities must, on each business day, be at least equal to the value of the loaned securities. Cash collateral received by a Fund will be reinvested by the Fund’s securities lending agent in high quality, short term instruments, including bank obligations, U.S. Government securities, repurchase agreements, money market funds and U.S. dollar denominated corporate instruments with an effective maturity of one-year or less, including variable rate and floating rate securities, insurance company funding agreements and asset-backed securities. All investments of cash collateral by a Fund are for the account and risk of that Fund.

Hedging Instruments and Derivatives

Each Fund may buy or sell forward contracts and other similar instruments and may engage in foreign currency transactions (collectively referred to as “hedging instruments” or “derivatives”), as more fully discussed in the Statement of Additional Information.

The Funds may normally use derivatives:

•

to protect against possible declines in the market value of a Fund’s portfolio resulting from downward trends in the markets (for example, in the debt securities markets generally due to increasing interest rates);

•	to protect a Fund’s unrealized gains or limit its unrealized losses; and

•	to manage a Fund’s exposure to changing securities prices.

The Funds may also use derivatives to establish a position in the debt or equity securities markets as a temporary substitute for purchasing or selling particular securities and to manage the effective maturity or duration of fixed income securities in a Fund’s portfolio. The Funds do not currently intend to use derivatives for purposes which the Funds’ investment adviser or sub-adviser would consider speculative.

(1)

Forward Contracts – Each Fund may purchase or sell securities on a “when issued” or delayed delivery basis or may purchase or sell securities on a forward commitment basis (“forward contracts”). When such transactions are negotiated, the price is fixed at the time of

–  28  –

commitment, but delivery and payment for the securities can take place a month or more after the commitment date. The securities so purchased or sold are subject to market fluctuations and no interest accrues to the purchaser during this period. While a Fund also may enter into forward contracts with the initial intention of acquiring securities for its portfolio, it may dispose of a commitment prior to settlement if the Fund’s investment adviser or sub-adviser deems it appropriate to do so.

(2)	Currency Transactions – The Funds may, but will not necessarily, engage in foreign currency transactions with counterparties in order to hedge the value of portfolio holdings denominated in or exposed to particular currencies against fluctuations in relative value.

For more information about forward contracts and currency transactions and the extent to which tax considerations may limit a Fund’s use of such instruments, see the Statement of Additional Information.

There can be no assurance that the use of hedging instruments and derivatives by a Fund will assist it in achieving its investment objective. Risks inherent in the use of these instruments include the following:

•	the risk that interest rates and securities prices will not move in the direction anticipated;

•	the imperfect correlation between the prices of a forward contract and the price of the securities being hedged; and

•	the Fund’s portfolio manager may not have the skills needed to manage these strategies.

As to forward contracts, the risk exists that the counterparty to the transaction will be incapable of meeting or unwilling to meet its commitment, in which case the desired hedging protection may not be obtained and the Fund may be exposed to risk of loss. As to currency transactions, risks exist that purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments which could result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations. It also could cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

Options and Futures Contracts

The Funds may engage in options transactions, such as writing covered put and call options on securities and purchasing put and call options on securities. These strategies are designed to increase a Fund’s portfolio return, or to protect the value of the portfolio, by offsetting a decline in portfolio value through the options purchased. Writing options, however, can only constitute a partial hedge, up to the amount of the premium, and due to transaction costs.

The Funds may also write covered call and put options and purchase call and put options on stock indexes in order to increase portfolio income or to protect the Fund against declines in the value of portfolio securities. In addition, the Funds may also purchase and write options on foreign currencies to protect against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired.

The Funds may also enter into stock index futures contracts and foreign currency futures contracts. These transactions are hedging strategies. They are designed to protect a Fund’s current or intended investments from the effects of changes in exchange rates or market declines. They may also be used for other purposes, such as an efficient means of adjusting a Fund’s exposure to certain markets; in an effort to enhance income; and as a cash management tool. A Fund will incur brokerage fees when it purchases and sells futures contracts. Futures contracts entail risk of loss in portfolio value if the Fund’s investment adviser or sub-adviser is incorrect in anticipating the direction of exchange rates or the securities markets.

The Funds may also purchase and write options on these futures contracts. This strategy also is intended to protect against declines in the values of portfolio securities or against increases in the costs of securities to be acquired. Like other options, options on futures contracts constitute only a partial hedge up to the amount of the premium, and due to transaction costs.

While these strategies will generally be used by a Fund for hedging purposes, there are risks. For example, the Fund’s investment adviser or sub-adviser may incorrectly forecast the direction of exchange rates or of the underlying securities index

–  29  –

or markets. When these transactions are unsuccessful, the Fund may experience losses. When a Fund enters into these transactions to increase portfolio value (i.e., other than for hedging purposes), there is a liquidity risk that no market will arise for resale and the Fund could also experience losses. Options and Futures Contracts strategies and risks are described more fully in the Statement of Additional Information.

Foreign Securities

Investments in foreign securities offer potential benefits not available from investing solely in securities of domestic issuers, such as the opportunity to invest in foreign issuers that appear to offer growth potential, or to invest in foreign countries with economic policies or business cycles different from those of the United States or foreign stock markets that do not move in a manner parallel to U.S. markets, thereby diversifying risks of fluctuations in portfolio value.

Investments in foreign securities, however, entail certain risks, such as: the imposition of dividend or interest withholding or confiscatory taxes; currency blockages or transfer restrictions; expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Certain markets may require payment for securities before delivery. A Fund’s ability and decision to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets. Further, it may be more difficult for a Fund’s agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

Trading

A Fund’s investment adviser or sub-adviser may use trading as a means of managing the portfolios of the Fund in seeking to achieve their investment objectives. Transactions will occur when the investment adviser or sub-adviser believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether the goals discussed above will be achieved through trading depends on the investment adviser’s or sub-adviser’s ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. If such evaluations and expectations prove to be incorrect, a Fund’s income or capital appreciation could fall and its capital losses could increase. In addition, high portfolio turnover in any Fund can result in additional brokerage commissions to be paid by the Fund and can reduce a Fund’s return. It may also result in higher short-term capital gains that are taxable to shareholders.

Cash Positions/Temporary Defensive Positions

Each Fund may hold cash or cash equivalents to provide for expenses and anticipated redemption payments and so that an orderly investment program may be carried out in accordance with the Fund’s investment policies. In certain market conditions, a Fund’s investment adviser or sub-adviser may for temporary defensive purposes, invest in investment grade debt securities, government obligations, or money market instruments or cash equivalents. These temporary defensive positions may cause the Fund not to achieve its investment objective. These investments may also give the Fund liquidity and allow it to achieve an investment return during such periods, although the Fund still has the possibility of losing money.

Under normal circumstances, the Diversified Growth Fund will comply with its 80% investment requirement. However, the Fund may (but is not required to), from time to time, depart temporarily from its 80% investment requirement to avoid losses in response to adverse market, economic, political or other conditions, as well as other limited, appropriate circumstances, such as, but not limited to, unusually large cash flows or redemptions. Keep in mind that a temporary defensive strategy still has the possibility of losing money and may prevent the Fund from achieving its investment objective.

Mortgage-Backed Securities and CMOs

The Funds may invest in mortgage-backed securities and collateralized mortgage obligations (“CMOs”). These securities represent participation interests in pools of residential mortgage loans made by lenders such as banks and savings and loan associations. The

–  30  –

pools are assembled for sale to investors (such as the Funds) by government agencies and private issuers, which issue or guarantee the securities relating to the pool. Such securities differ from conventional debt securities which generally provide for periodic payment of interest in fixed or determinable amounts (usually semi-annually) with principal payments at maturity or specified call dates. Some mortgage-backed securities in which a Fund may invest may be backed by the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association); some are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of the Federal Home Loan Mortgage Corporation); and some are backed by only the credit of the issuer itself (e.g., private issuer securities). Those guarantees do not extend to the value or yield of the mortgage-backed securities themselves or to the NAV of a Fund’s shares. These issuers may also issue derivative mortgage backed securities such as CMOs.

The expected yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. The actual life of any particular pool will be shortened by any unscheduled or early payments of principal. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a Fund to differ from the yield calculated on the basis of the expected average life of the pool.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments may likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as do the values of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise to the extent that the values of other debt securities rise, because of the risk of prepayment. A Fund’s reinvestment of scheduled principal payments and unscheduled prepayments it receives may occur at times when available investments offer higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the Fund have a compounding effect which may increase the yield to the Fund more than debt obligations that pay interest semi-annually. Because of these factors, mortgage-backed securities may be less effective than bonds of similar maturity at maintaining yields during periods of declining interest rates. A Fund may purchase mortgage-backed securities at a premium or at a discount. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of their principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount.

Asset-Backed Securities

These securities, issued by trusts and special purpose entities, are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). The value of an asset-backed security is affected by changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Value is also affected if any credit enhancement has been exhausted. Payments of principal and interest passed through to holders of asset-backed securities are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security’s par value until exhausted. If the credit enhancement of an asset-backed security held by a Fund has been exhausted, and, if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment. The risks of investing in asset-backed securities are ultimately dependent upon payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The

–  31  –

underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described above for prepayments of a pool of mortgage loans underlying mortgage-backed securities. However, asset-backed securities do not have the benefit of the same security interest in the underlying collateral as do mortgage-backed securities.

Dollar Roll Transactions

To take advantage of attractive financing opportunities in the mortgage market and to enhance current income, each of the Funds may engage in dollar roll transactions. A dollar roll transaction involves a sale by a Fund of a GNMA certificate or other mortgage backed securities to a financial institution, such as a bank or broker-dealer, concurrent with an agreement by the Fund to repurchase a similar security from the institution at a later date at an agreed upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Dollar roll transactions involve potential risks of loss which are different from those related to the securities underlying the transaction. The Statement of Additional Information gives a more detailed description of dollar roll transactions and related risks.

Lower Rated Debt Securities

While the Funds may invest in investment grade debt securities that are rated in the fourth highest rating category by at least one nationally recognized statistical rating organization (e.g., Baa3 by Moody’s Investors Service, Inc.) or, if unrated, are judged by the Fund’s investment adviser or sub-adviser to be of equivalent quality, such securities have speculative characteristics, are subject to greater credit risk, and may be subject to greater market risk than higher rated investment grade securities.

When Issued Securities

The Funds may purchase securities on a “when-issued” or on a “forward delivery” basis, which means securities will be delivered to the Fund at a future date beyond the settlement date. A Fund will not have to pay for securities until they are delivered. While waiting for delivery of the securities, the Fund will segregate sufficient liquid assets to cover its commitments. Although the Funds do not intend to make such purchases for speculative purposes, there are risks related to liquidity and market fluctuations prior to the Fund taking delivery.

Net Assets

For purposes of clarifying the term as used in this Prospectus, “Net Assets” includes any borrowings for investment purposes.

–  32  –

MASSMUTUAL SELECT FUNDS

1295 State Street

Springfield, Massachusetts 01111

Learning More About the Funds

You can learn more about the Funds by reading the Funds’ Annual and Semiannual Reports when they become available and the Statement of Additional Information (SAI). This information is available free upon request. In the Annual and Semiannual Reports, you will find a discussion of market conditions and investment strategies that significantly affected each Fund’s performance during the period covered by the Report and a listing of each Fund’s portfolio securities as of the end of such period. The SAI provides additional information about the Funds and will provide you with more detail regarding the organization and operation of the Funds, including their investment strategies. The SAI is incorporated by reference into this Prospectus and is therefore legally considered a part of this Prospectus.

How to Obtain Information

From MassMutual Select Funds:  You may request information about the Funds (including the Annual/Semiannual Reports and the SAI) or make shareholder inquiries by calling 1-888-309-3539 or by writing MassMutual Select Funds c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0111, Attention: Retirement Services Marketing. You may also obtain copies of the Annual/Semiannual Reports and the SAI free of charge at http://www.massmutual.com/retire.

From the SEC:  You may review and copy information about the Funds (including the SAI) at the SEC’s Public Reference Room in Washington, D.C. (call 1-202-942-8090 for information regarding the operation of the SEC’s public reference room). You can get copies of this information, upon payment of a copying fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at publicinfo@sec.gov. Alternatively, if you have access to the Internet, you may obtain information about the Funds from the SEC’s EDGAR database on its Internet site at http://www.sec.gov.

When obtaining information about the Funds from the SEC, you may find it useful to reference the Funds’ SEC file number: 811-8274.

MASSMUTUAL SELECT FUNDS

This Prospectus describes Class A shares of the following Funds:

Large Cap Growth	Sub-Advised by:
MassMutual Select Diversified Growth Fund	T. Rowe Price Associates, Inc./Wellington Management Company, LLP/Legg Mason Capital Management, Inc.

Asset Allocation/Lifecycle
MassMutual Select Destination Retirement 2050 Fund

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any statement to the contrary is a crime.

PROSPECTUS

December 17, 2007

–  1  –

–  2  –

Summary Information

MassMutual Select Funds (the “Funds” or the “Trust”) provides a broad range of investment choices across the risk/return spectrum. The summary pages that follow describe the MassMutual Select Diversified Growth Fund’s and the MassMutual Select Destination Retirement 2050 Fund’s:

•	Investment objectives.

•	Principal Investment Strategies and Risks. A “Summary of Principal Risks” of investing in the Funds begins on page 11.

•	Fees and Expenses.

A description of the Trust’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ Statement of Additional Information.

There is no assurance that a Fund’s investment objective will be achieved, and you can lose money by investing in the Funds.

–  3  –

MassMutual Select Diversified Growth Fund

Investment Objective

The Fund seeks long-term growth of capital.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by investing primarily in U.S. common stocks. While most assets will be invested in U.S. common stocks, foreign securities, futures and options may also be purchased, in keeping with Fund objectives. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of mid- and large-capitalization companies. Mid- and large-capitalization companies are defined as those companies whose market capitalizations, at the time of purchase, are included in the range of companies in the Russell 1000® Growth Index. As of October 31, 2007, the range of capitalization of companies included in the Russell 1000 Growth Index was $838 million to $502.6 billion. Three Sub-Advisers manage the Fund, each being responsible for a portion of the portfolio, but not necessarily equal weighted. Each of the Fund’s Sub-Advisers may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.

T. Rowe Price Associates, Inc. (“T. Rowe Price”) invests in companies that it believes are well established in their industries and have the potential for above-average earnings growth. T. Rowe Price focuses on companies with leading market position, seasoned management and strong financial fundamentals. The investment approach reflects T. Rowe Price’s belief that solid company fundamentals (with emphasis on strong growth in earnings per share or operating cash flow) combined with a positive industry outlook will ultimately reward investors with strong investment performance. Some of the companies targeted will have good prospects for dividend growth.

In pursuing the Fund’s investment objective, T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Wellington Management Company, LLP (“Wellington Management”) invests primarily in common stocks of growth-oriented companies. Wellington Management uses a combination of bottom-up fundamental research and proprietary quantitative modeling to find growth stocks that it believes are attractively valued with a catalyst which may include solid management, strong competitive positions or attractive business models. Wellington Management will closely monitor the portfolio’s economic sector weightings relative to the Russell 1000 Growth Index.

Legg Mason Capital Management, Inc. (“Legg Mason”) invests in a limited number of stocks that it believes offer above-average growth potential and trade at a significant discount to Legg Mason’s assessment of their intrinsic value. The selection of common stocks is made through a process whereby companies are identified and selected as eligible investments by examining fundamental quantitative and qualitative aspects of the company, its management and its financial position as compared to its stock price. Legg Mason’s bottom up, fundamental investment strategy is based on the principle that a shareholder’s return from owning a stock is ultimately determined by the fundamental economics of the underlying business.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Smaller and Mid-Cap Company Risk, Growth Company Risk and Leveraging Risk.

These Risks are described beginning on page 11.

Annual Performance

The Fund began operations December 17, 2007, and therefore has no performance history. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

Average Annual Total Returns

Because this Fund is new, there is no table which shows how the Fund’s returns have deviated from the broad market.

–  4  –

Expense Information

Class A
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	5.75%
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None (1)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.70%
Distribution and Service (Rule 12b-1) Fees	.25%
Other Expenses(2)(3)	.55%
Total Annual Fund Operating Expenses	1.50%

Less Expense Reimbursement	(.25%)
Net Fund Expenses(4)(5)	1.25%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Class A shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class A	$695	$995

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2)	Other Expenses are based on estimated amounts for the first fiscal year of the Fund.

(3)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses to be borne indirectly by the Fund in its first fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(4)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses), excluding Acquired Fund fees and expenses, through March 31, 2009 to the extent that Net Fund Expenses would otherwise exceed 1.25% for Class A. The Net Fund Expenses shown in the above table may exceed this amount, because Acquired Fund fees and expenses are excluded from the cap. The agreement cannot be terminated unilaterally by MassMutual.

(5)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

T. Rowe Price, Wellington Management and Legg Mason Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by each Sub-Adviser for all accounts with investment objectives, policies and investment strategies substantially similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

`

	Highest Quarter	Lowest Quarter
T. Rowe Price Composite	24.69%, 4Q 1998	-	17.28%, 1Q 2001
Wellington Management Composite	26.35%, 4Q 1998	-	20.15%, 3Q 2001
Legg Mason Composite	37.29%, 4Q 1998	-	23.41%, 3Q 2001

–  5  –

T. Rowe Price, Wellington Management and Legg Mason Average Annual Total

Returns for Similar Accounts*

(for the periods ended December 31, 2006)

The table compares each Sub-Adviser’s investment results for all accounts with investment objectives, policies and investment strategies substantially similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
T. Rowe Price Composite
Class A*	3.02%	2.90%	6.45%

Russell 1000 Growth Index^	9.07%	2.69%	5.44%

			Since Inception (1/1/98)
Wellington Management Composite
Class A*	2.40%	0.54%	3.03%

Russell 1000 Growth Index^	9.07%	2.69%	2.98%

			Ten Years
Legg Mason Composite
Class A*	-4.86%	9.89%	10.06%

Russell 1000 Growth Index^	9.07%	2.69%	5.44%

* For T. Rowe Price and Wellington Management, performance shown is a composite of all discretionary, fee paying portfolios managed by T. Rowe Price or Wellington with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s A share class, including sales loads. For Legg Mason, performance shown is a composite of all discretionary, fee paying accounts with a minimum market value of $10 million managed by Legg Mason with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s A share class, including sales loads. From May 1, 2004 through September 30, 2005, the Legg Mason composite contains only accounts with a minimum market value of $25 million. Prior to May 1, 2004, the Legg Mason composite did not maintain a minimum market value requirement. For each Sub-Adviser, some of the portfolios are mutual funds registered under the Investment Company Act of 1940 (the “1940 Act”) and some are private accounts. The investment returns assume the reinvestment of dividends and capital gains distributions. The bar chart is based on Class A expenses. The composite performance is provided solely to illustrate each Sub-Adviser’s performance in managing such a portfolio and does not represent the historical performance of the MassMutual Select Diversified Growth Fund and should not be interpreted as being indicative of the future performance of the Fund. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The composite portfolios were not subject to all of the investment restrictions to which the Fund will be subject, including restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, each as amended, and no assurance can be given that the Fund’s performance would not have been lower had it been in operation during the periods for which composite and mutual fund performance information is shown. The Fund’s performance may have differed due to factors such as differences in cash flows into and out of the Fund, differences in fees and expenses, and differences in portfolio size and investments. Prior performance of each Sub-Adviser is not indicative of future rates of return and is no indication of future performance of the Fund.

^ The Russell 1000 Growth Index is an unmanaged index consisting of those Russell 1000 securities (representing the 1000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and forecasted growth values than securities in the value universe. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

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MassMutual Select Destination Retirement 2050 Fund

Investment Objective

The Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

Principal Investment Strategies and Risks

The Fund is a “fund of funds” and seeks to achieve its investment objective by investing in a combination of equity, fixed income and money market funds advised by MassMutual or a control affiliate of MassMutual (“Underlying Funds”) using an asset allocation strategy designed for investors expecting to retire around the year 2050. Underlying Funds can include MassMutual Select Funds, MassMutual Premier Funds and Oppenheimer Funds, which are advised by OppenheimerFunds, Inc. (“OFI”).

•

Assets are allocated among Underlying Funds according to an asset allocation strategy that becomes increasingly conservative until it reaches 25% in equity funds and 75% in fixed-income funds, including money market funds (approximately five to ten years after the year 2050).

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller and Mid-Cap Company Risk, Growth Company Risk, Value Company Risk, Over-the-Counter Risk and Leveraging Risk.

These Risks are described beginning on page 11.

More Principal Investment Strategies and Risks

MassMutual invests the Destination Retirement 2050 Fund’s assets in a combination of domestic and international Underlying Funds. The target asset allocation strategy for the Destination Retirement 2050 Fund is designed to provide an approach to asset allocation that is neither overly aggressive nor overly conservative for the Fund’s retirement date.

(1)	OFI is a majority owned, indirect subsidiary of MassMutual. MassMutual Select Funds, MassMutual Premier Funds and Oppenheimer Funds are offered in separate prospectuses.

MassMutual allocates the assets of the Destination Retirement 2050 Fund among Underlying Funds according to an asset allocation strategy that becomes increasingly conservative over time. The Fund’s name refers to the approximate retirement year of the investors for whom the Fund’s asset allocation strategy is designed.

MassMutual Select Destination Retirement Income Fund is designed for investors in their retirement years. MassMutual allocates the Fund’s assets according to a stable target asset allocation that emphasizes fixed-income and money market funds but also includes a smaller allocation to equity funds. The Destination Retirement Income Fund is offered in a separate prospectus, dated April 2, 2007.

When the target asset allocation of the Destination Retirement 2050 Fund matches the MassMutual Select Destination Retirement Income Fund’s2 target asset allocation (approximately five to ten years after the Fund’s retirement date), it is expected that the Fund will be combined with the Destination Retirement Income Fund and the Fund’s shareholders will become shareholders of the Destination Retirement Income Fund. This may be done without a vote of shareholders if the Trust’s Board of Trustees determines at the time of the proposed combination that combining the Funds is in the best interests of the Funds and their shareholders. The objectives and policies stated above are non-fundamental and therefore may be changed by the Board of Trustees of the Trust without the consent of shareholders. Shareholders of the Destination Retirement 2050 Fund will be notified in writing prior to its combination with the Destination Retirement Income Fund.

MassMutual intends to manage the Destination Retirement 2050 Fund according to its target asset allocation strategy, and does not intend to trade actively among Underlying Funds or intend to attempt to capture short-term market opportunities. However, MassMutual may modify the target asset allocation strategy for the Destination Retirement 2050 Fund and modify the selection of Underlying Funds for the Destination Retirement 2050 Fund from time to time.

Assuming a retirement age of 65, the Destination Retirement 2050 Fund is appropriate for investors anticipating to retire between 2046 and 2055.

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The following table lists the Destination Retirement 2050 Fund’s approximate asset allocation among equity and fixed income & short term/money market funds as of December 17, 2007. The table also lists the approximate asset allocation, as of December 17, 2007, to certain Underlying Funds in which the Destination Retirement 2050 Fund currently invests 5% or more. Other Underlying Funds in which the Destination Retirement 2050 Fund currently invests are listed below the table. MassMutual may change these percentages at any time and may invest in any other Underlying Funds, including any Underlying Funds that may be created in the future.

Investment Option Categories	Destination Retirement 2050

Equity	95.0%
Domestic Equity
Select Fundamental Value (Wellington)	9.0%
Select Large Cap Value (Davis)	5.5%
Select Diversified Value (AllianceBernstein)	5.5%
Premier Enhanced Index Value (Babson Capital)	6.3%
Select Aggressive Growth (Sands Capital/DMC)	7.3%
Select Blue Chip Growth (T. Rowe Price)	5.0%
Premier Enhanced Index Growth (Babson Capital)	9.8%

International Equity
Select Overseas (Harris/MFS)	10.2%
Select Diversified International (AllianceBernstein)	5.4%
Premier International Equity (OFI Institutional)	5.4%

Fixed Income & Short Term/Money Market	5.0%

Note: The allocation percentages have been rounded to one decimal place. The allocation among equity and fixed income & short term/money market funds may therefore not equal 100%.

Other Underlying Funds in which the Destination Retirement 2050 Fund currently invests include: Premier Value (OFI Institutional), Premier Capital Appreciation (OFI), Select Focused Value (Harris/Cooke & Bieler), Select Mid Cap Value (Cooke & Bieler), Select Mid Cap Growth Equity (Turner/Wellington), Select Mid Cap Growth Equity II (T. Rowe Price), Select Small Company Value (Clover/T. Rowe Price/Earnest Partners), Select Small Cap Value Equity (SSqA FM), Select Emerging Growth (DMC/Insight Capital), Select Small Cap Growth Equity (Waddell & Reed/Wellington), Select Small Company Growth (Mazama/Eagle), Select Small Cap Core Equity (GSAM), Premier Main Street Small Cap (OFI Institutional), Premier Core Bond (Babson Capital), Premier Diversified Bond (Babson Capital), Premier Strategic Income (OFI Institutional) and Premier Inflation-Protected Bond (Babson Capital).

–  9  –

Annual Performance

The Fund began operations December 17, 2007, and therefore has no performance history. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

Average Annual Total Returns

Because this Fund is new, there is no table which shows how the Fund’s returns have deviated from the broad market.

Expense Information

	Class A
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	5.75%
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	(1)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.05%
Distribution and Service (Rule 12b-1) Fees	.25%
Other Expenses(2)	.55%
Acquired Fund Fees and Expenses(3)	.82%
Total Annual Fund Operating Expenses	1.67%

Less Expense Reimbursement	(.35%	)
Net Fund Expenses(4)(5)	1.32%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Class A shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class A	$701	$1,033

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2)	Other expenses are based on estimated amounts for the first fiscal year of the Fund.

(3)	Acquired Fund fees and expenses represent approximate expenses to be borne indirectly by the Fund in its first fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(4)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses), excluding Acquired Fund fees and expenses, through March 31, 2009 to the extent that Net Fund Expenses would otherwise exceed .50% for Class A. The Net Fund Expenses shown in the above table may exceed this amount, because Acquired Fund fees and expenses are excluded from the cap. The agreement cannot be terminated unilaterally by MassMutual.

(5)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

–  10  –

Summary of Principal Risks

The value of your investment in a Fund changes with the values of the investments in a Fund’s portfolio. Many things can affect those values. Factors that may have an important or significant effect on a particular Fund’s portfolio as a whole are called “Principal Risks.” These Principal Risks are summarized in this section. The Funds could be subject to additional risks. Although the Funds strive to reach their stated goals, they cannot offer guaranteed results. You have the potential to make money in these Funds, but you can also lose money. For purposes of the Destination Retirement 2050 Fund, except as otherwise stated, references in this section to “the Funds” or “a Fund” may relate to the Fund, one or more Underlying Funds, or both.

•	Market Risk

Market risk is the general risk of unfavorable market-induced changes in the value of a security. A Fund is subject to market risk when it invests some or all of its assets in debt securities. Debt securities are obligations of an issuer to pay principal and/or interest at a fixed, variable or floating interest rate over a predetermined period. Payments of principal or interest may be at fixed intervals, only at maturity or upon the occurrence of stated events or contingencies. If interest rates rise close to or higher than the specified rate, those securities are likely to be worth less and the value of the Fund will likely fall. If interest rates fall, most securities held by a Fund paying higher rates of interest will likely be worth more, and the Fund’s value will likely increase.

This kind of market risk, also called interest rate risk, is generally greater for debt securities with longer maturities and portfolios with longer durations. “Duration” is the average of the periods remaining for payments of principal and interest on a Fund’s debt securities, weighted by the dollar amount of each payment. Even the highest quality debt securities are subject to interest rate risk. Market risk is generally greater for lower-rated securities or comparable unrated securities. The Destination Retirement 2050 Fund and one or more Underlying Funds are subject to this kind of market risk.

In the case of stocks and other equity securities (including convertible securities), market risk is the result of a number of factors, including general economic and market conditions, real or perceived changes in the prospects of the security’s issuer, changing interest rates and real or perceived economic and competitive industry conditions.

The Funds maintain substantial exposure to equities and do not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or even extended periods subjects the Funds to unpredictable declines in the value of their shares, as well as periods of poor performance. Market risk also includes specific risks affecting the companies whose shares are purchased by a Fund, such as management performance, financial leverage, industry problems and reduced demand for the issuer’s goods or services. The Diversified Growth Fund, the Destination Retirement 2050 Fund and one or more Underlying Funds are subject to this kind of market risk.

•

Credit Risk.  This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract or securities loan, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. There are varying degrees of credit risk, which are often reflected in credit ratings. Credit risk is particularly significant for a Fund to the extent it invests in below investment grade securities. These debt securities and similar unrated securities, which are commonly known as “junk bonds,” either have speculative elements or are predominantly speculative investments. Junk bonds may be subject to greater market fluctuations and greater risks of loss of income

Terms appearing in bold type are discussed in greater detail under “Additional Investment Policies and Risk Considerations.” Those sections also include more information about the Funds, their investments and the related risks.

–  11  –

and principal than investment grade securities. A Fund that invests in foreign debt securities is also subject to increased credit risk because of the difficulties of requiring foreign entities, including issuers of sovereign debt, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

•

Management Risk.  Management risk is the chance that poor security selection will cause a Fund to underperform other funds with similar investment objectives. A Fund’s investment adviser or sub-adviser manages the Fund according to the traditional methods of active investment management, which involves the buying and selling of securities based upon economic, financial and market analysis and investment judgment. A Fund’s investment adviser or sub-adviser applies its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired result.

•

Prepayment Risk.  Prepayment risk is the risk that principal will be repaid at a different rate than anticipated, causing the return on securities to be less than expected when purchased. The Funds are also subject to reinvestment risk, which is the chance that cash flows from securities (including securities that are prepaid) will be reinvested at lower rates if interest rates fall.

•

Liquidity Risk.  Liquidity risk exists when particular investments are difficult to sell. A Fund may not be able to sell these illiquid securities at the best prices. Investments in derivatives, foreign securities and securities having small market capitalization, substantial market and/or credit risk, and unregistered or restricted securities tend to involve greater liquidity risk.

•

Derivative Risk.  A Fund may, but will not necessarily, use derivatives, which are financial contracts whose values depend upon, or are derived from, the value of an underlying asset, reference rate or index. Derivatives may relate to stocks, bonds, interest rates, currencies, credit exposures, currency exchange rates, commodities, related indexes or other assets. The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. Derivatives are subject to a number of potential risks. Derivative products are highly specialized instruments that may require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument or index but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. (For example, successful use of a credit default swap may require, among other things, an understanding of both the credit of the company to which it relates and of the way the swap is likely to respond to changes in various market conditions and to factors specifically affecting the company.) The use of derivatives involves the risk that a loss may be sustained as a result of the failure of another party to the contract (typically referred to as a “counterparty”) to make required payments or otherwise to comply with the contract’s terms. Derivative transactions can create investment leverage and may be highly volatile. When a Fund uses a derivative instrument, it could lose more than the principal amount invested. Since the values of derivatives are calculated and derived from the values of other assets, reference rates, or indexes, there is greater risk that derivatives will be improperly valued. Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates or indexes they are designed to hedge or to track closely, and the risk that a derivative transaction may not have the effect the Fund’s investment adviser or sub-adviser anticipated. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. A liquid secondary market may not always exist for the Fund’s derivative positions at any time. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price. Use of derivatives may increase the amount of taxes payable by shareholders. Although the use of derivatives is

–  12  –

intended to enhance a Fund’s performance, it may instead reduce returns and increase volatility.

•

Foreign Investment Risk.  Funds investing in foreign securities may experience more rapid and extreme changes in value than funds which invest solely in U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. In addition, foreign companies are usually not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund’s non-U.S. investments. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment. Economic downturns in certain regions, such as Southeast Asia, can also adversely affect other countries whose economies appear to be unrelated.

Funds may also invest in foreign securities known as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). ADRs, GDRs and EDRs, which may be sponsored or unsponsored, represent securities or a pool of securities of an underlying foreign or, in the case of GDRs and EDRs, U.S. or non-U.S. issuer. They are subject to many of the same risks as foreign securities. ADRs, GDRs and EDRs are more completely described in the Statement of Additional Information.

•

Emerging Markets Risk.  A Fund may invest in issuers located in emerging markets, subject to the applicable restrictions on foreign investments, when the investment adviser or sub-adviser deems those investments are consistent with the Fund’s investment objectives and policies. Emerging markets are generally considered to be the countries having “emerging market economies” based on factors such as the country’s foreign currency debt rating, its political and economic stability, the development of its financial and capital markets and the level of its economy. Investing in securities from emerging markets involves special risks, including less liquidity and more price volatility than securities of comparable domestic issuers or in established foreign markets. Emerging markets also may be concentrated towards particular industries. There may also be different clearing and settlement procedures, or an inability to handle large volumes of transactions. These factors could result in settlement delays and temporary periods when a portion of a Fund’s assets is not invested and could cause a loss in value due to illiquidity.

•

Currency Risk.  A Fund is subject to currency risk to the extent that it invests in securities of foreign companies that are traded in, and receive revenues in, foreign currencies. Currency risk is caused by uncertainty in foreign currency exchange rates. Fluctuations in the value of the U.S. dollar relative to foreign currencies may enhance or diminish returns that a U.S. investor would receive on foreign investments. A Fund may, but will not necessarily, engage in foreign currency transactions in order to protect against fluctuations in the value of holdings denominated in or exposed to other currencies. Those currencies can decline in value relative to the U.S. dollar, or, in the case of hedging positions, the U.S. dollar can decline in value relative to the currency hedged. A Fund’s investment in foreign currencies may increase the amount of ordinary income recognized by the Fund.

•

Smaller and Mid-Cap Company Risk.  Market risk and liquidity risk are particularly pronounced for stocks of smaller companies. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Although mid-cap companies are larger than smaller companies, they may have many of the same risks.

•

Growth Company Risk.  Market risk is also particularly pronounced for “growth” companies. The prices of growth company securities may fall to a greater extent than the overall equity markets (represented by the S&P 500® Index) due to changing economic, political or market factors. Growth company securities tend to be more volatile in terms of price swings and trading volume. Growth companies, especially technology related companies, have seen

–  13  –

dramatic rises and falls in stock valuations. The Funds have the risk that the market may deem their stock prices over-valued, which could cause steep and/or volatile price swings. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

•

Value Company Risk.  The value investment approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

•

Over-the-Counter Risk.  OTC transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and funds that invest in these stocks may experience difficulty in purchasing or selling these securities at a fair price.

•

Leveraging Risk.  When a Fund borrows money or otherwise leverages its portfolio, the value of an investment in that Fund will be more volatile and all other risks will tend to be compounded. A Fund may take on leveraging risk by investing collateral from securities loans, by using derivatives and by borrowing money to repurchase shares or to meet redemption requests. Leveraging may increase the assets on which the investment adviser’s or sub-adviser’s fee is based. A Fund’s use of derivatives may create investment leverage in its portfolio.

–  14  –

Principal Risks by Fund

The following chart summarizes the Principal Risks of each Fund. A particular Fund may, however, still have non-Principal risks not identified in this chart.

Fund	Market Risk	Credit Risk	Manage- ment Risk	Pre- payment Risk	Liquidity Risk	Derivative Risk	Foreign Invest- ment Risk	Emerging Markets Risk	Currency Risk	Smaller and Mid- Cap Company Risk	Growth Company Risk	Value Company Risk	Over- the- Counter Risk	Lever- aging Risk

Diversified Growth Fund	X	X	X		X	X	X			X	X			X

Destination Retirement 2050 Fund	X	X	X	X	X	X	X	X	X	X	X	X	X	X

–  15  –

About the Investment Adviser and Sub-Advisers

Massachusetts Mutual Life Insurance Company (“MassMutual”) located at 1295 State Street, Springfield, Massachusetts 01111, is the Funds’ investment adviser and is responsible for providing all necessary investment management and administrative services. Founded in 1851, MassMutual is a mutual life insurance company that provides a broad range of insurance, money management, retirement and asset accumulation products and services for individuals and businesses. As of December 31, 2006, MassMutual, together with its subsidiaries, had assets under management in excess of $455 billion.

MassMutual will be paid an investment management fee based on a percentage of each Fund’s average daily net assets as follows: .70% for the Diversified Growth Fund and .05% for the Destination Retirement 2050 Fund.

A discussion regarding the basis for the board of trustees approving the investment advisory contracts of the Funds will be available in the Funds’ annual report to shareholders dated December 31, 2007.

Each Fund also pays MassMutual an administrative and shareholder service fee at an annual rate based on a percentage of daily net assets for the A share class. The fees for the A share class of the Diversified Growth Fund and the Destination Retirement 2050 Fund, respectively, are .30% and .16%.

MassMutual, as the Destination Retirement 2050 Fund’s investment adviser, administers the asset allocation program for the Destination Retirement 2050 Fund. This function is performed by MassMutual’s Asset Allocation Committee, led by Kristin Fafard, CFA. Ms. Fafard joined MassMutual in 2003 as Managing Director for the MassMutual Retirement Services Investment Services Group. She leads a team of investment professionals who conduct money manager research for the MassMutual Investment Program. Prior to joining MassMutual, Ms. Fafard worked in various positions at Allmerica Financial, including investment consulting for the company’s variable and group retirement products, and stable value risk analysis. In addition to Ms. Fafard, the regular members of MassMutual’s Asset Allocation Committee include Bruce Picard Jr., CFA and Frederick (Rick) Schulitz. Mr. Schulitz joined MassMutual in 2006 as an Investment Consultant. Prior to joining MassMutual, Mr. Schulitz held Director positions at Prudential Retirement and ING, covering retirement and investment marketing, communications and strategic alliances. Mr. Picard joined MassMutual in 2005 as Investment Consultant. Prior to joining MassMutual, Mr. Picard was a Vice President at Loomis, Sayles & Co. LP, where he worked in various positions covering research, portfolio analysis and product development for the company’s Specialty Growth and mutual fund units.

Ms. Fafard and the MassMutual Retirement Services Investment Services Group are also responsible for determining the allocation of portfolio assets and/or cash flows among Sub-Advisers for those Funds with multiple sub-advisers.

MassMutual contracts with the following Sub-Advisers to help manage the Diversified Growth Fund:

Legg Mason Capital Management, Inc. (“Legg Mason”), located at 100 Light Street, Baltimore, Maryland 21202, manages a portion of the portfolio of the Diversified Growth Fund. Legg Mason is a wholly-owned subsidiary of Legg Mason, Inc., a financial services holding company. As of September 30, 2007, Legg Mason had approximately $68 billion in assets under management.

Robert Hagstrom

is primarily responsible for the day-to-day management of a portion of the Diversified Growth Fund. Mr. Hagstrom has been employed by one or more subsidiaries of Legg Mason Inc. since 1998. He currently serves as Senior Vice President for Legg Mason Capital Management, Inc. Mr. Hagstrom is a Chartered Financial Analyst and is a member of the Association of Investment Management & Research and the Financial Analysts of Philadelphia.

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T. Rowe Price Associates, Inc. (“T. Rowe Price”), located at 100 East Pratt Street, Baltimore, Maryland 21202, manages a portion of the portfolio of the Diversified Growth Fund. T. Rowe Price, a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly-traded financial services holding company, has been managing assets since 1937. As of September 30, 2007, T. Rowe Price had approximately $396.8 billion in assets under management.

Larry J. Puglia

is the portfolio manager of a portion of the Diversified Growth Fund. Mr. Puglia, investment advisory committee chairman of the T. Rowe Price Blue Chip Growth Fund, has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the portfolio’s investment program. He is a Chartered Financial Analyst and a Certified Public Accountant, and a Vice President of T. Rowe Price Associates, Inc. Mr. Puglia has been the lead portfolio manager for the U.S. Large-Cap Core Growth Strategy for T. Rowe Price since 1997 and has been managing its Large-Cap Core Growth Portfolios since 1993. He also serves on the investment advisory committee of T. Rowe Price’s Institutional U.S. Large-Cap Growth Strategy. Mr. Puglia joined T. Rowe Price in 1990.

Wellington Management Company, LLP (“Wellington Management”), a Massachusetts limited liability partnership with principal offices located at 75 State Street, Boston, Massachusetts 02109, manages a portion of the portfolio of the Diversified Growth Fund. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of September 30, 2007, Wellington Management had investment management authority with respect to approximately $607 billion in assets.

Mammen Chally

has served as portfolio manager of a portion of the Diversified Growth Fund since its inception in 2007. Mr. Chally, a Chartered Financial Analyst, is a Vice President and Equity Portfolio Manager of Wellington Management and joined the firm in 1994 and has been an investment professional since 1996.

James A. Rullo

has served as portfolio manager of a portion of the Diversified Growth Fund since its inception in 2007. Mr. Rullo, a Chartered Financial Analyst, is a Senior Vice President of Wellington Management and Director of the Quantitative Investment Group. Mr. Rullo joined Wellington Management as an investment professional in 1994.

The Trust’s Statement of Additional Information (“SAI”) provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio managers and each portfolio manager’s ownership of securities in the relevant Fund.

MassMutual has received exemptive relief from the SEC to permit MassMutual to change sub-advisers or hire new sub-advisers for one or more Funds from time to time without obtaining shareholder approval. Normally, shareholders are required to approve investment sub-advisory agreements. Several other mutual fund companies have received similar relief. MassMutual believes having this authority is important, because it allows MassMutual to remove and replace a sub-adviser in a quick, efficient and cost-effective fashion when, for example, its performance is inadequate or the sub-adviser no longer is able to meet a Fund’s investment objective and strategies. The shareholders of each Fund have previously approved this arrangement. Pursuant to the exemptive relief, MassMutual will provide to a Fund’s shareholders, within 90 days of the hiring of a new sub-adviser, an information statement describing the new sub-adviser.

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About the Classes of Shares – Multiple Class Information

Each Fund offers five Classes of shares: Class S, Class Y, Class L, Class A and Class N. The shares offered by this Prospectus are Class A shares. Class A shares have up-front sales charges and Class N shares have contingent deferred sales charges. Only Class A and Class N shares charge Rule 12b-1 fees.

Class S, Class Y and Class L shares are primarily offered to institutional investors through institutional distribution channels, such as employer-sponsored retirement plans or through broker-dealers, financial institutions or insurance companies. Class A and N shares are primarily offered through other distribution channels, such as broker-dealers or financial institutions. The different Classes have different fees, expenses and/or minimum investor size requirements. The difference in the fee structures among the Classes is the result of their separate arrangements for shareholder and distribution services and is not the result of any difference in amounts charged by MassMutual for investment advisory services. Accordingly, management fees do not vary by Class. Different fees and expenses of a Class will affect performance of that Class. For actual past expenses of each share class, see the fund-by-fund information earlier in this prospectus. Investors may receive different levels of service in connection with investments in different classes of shares and intermediaries may receive different levels of compensation in connection with each share class. For additional information, call us toll free at 1-888-309-3539 or contact a sales representative or financial intermediary who offers the Classes.

Except as described below, all Classes of shares of a Fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the various Classes are: (a) each Class may be subject to different expenses specific to that Class; (b) each Class has a different Class designation; (c) each Class has exclusive voting rights with respect to matters solely affecting such Class; (d) each Class offered in connection with a Rule 12b-1 Plan will bear the expense of the payments that would be made pursuant to that Rule 12b-1 Plan, and only that Class will be entitled to vote on matters pertaining to that Rule 12b-1 Plan; and (e) each Class will have different exchange privileges.

Each Class of a Fund’s shares invests in the same portfolio of securities. Because each Class will have different expenses, they will likely have different share prices. All Classes of shares are available for purchase by insurance company separate investment accounts.

Class A shares of the Funds may also be purchased by the following Eligible Purchasers:

•	Qualified plans under Section 401(a) of the Internal Revenue Code of 1986 as amended (the “Code”), Code Section 403(b) plans, Code Section 457 plans and non-qualified deferred compensation plans;

•	Individual retirement accounts described in Code Section 408;

•	Voluntary employees’ beneficiary associations described in Code Section 501(c)(9); and

•	Other institutional investors.

Additional Information.

An institutional investor or plan may be permitted to purchase shares of a class even if the institutional investor or plan does not meet the minimum investment amounts set forth above, if MML Distributors, LLC (the “Distributor”) or MassMutual as applicable, determines that the expected size (over time), servicing needs, or distribution or servicing costs for the institutional investor or plan are comparable to those of institutional investors or plans eligible to purchase shares of that class.

Eligible Purchasers must have an agreement with MassMutual or a MassMutual affiliate to purchase shares. There is no minimum plan or institutional investor size to purchase Class A shares.

Class A shares may be offered to present or former officers, directors, trustees and employees (and their spouses, parents, children and siblings) of the Funds, MassMutual and its affiliates and retirement plans established by them for their employees.

Distribution and Service (Rule 12b-1) Fees.  Class A shares are sold at net asset value per share plus an initial sales charge. The Funds have adopted Rule 12b-1 Plans for Class A shares of the Funds.

Under the Class A Rule 12b-1 Plans, each Fund is permitted to pay distribution and service fees at the annual rate of .25%, in the aggregate, of that Fund’s

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average daily net assets attributable to Class A shares. Distribution fees may be paid to brokers or other financial intermediaries for providing services in connection with the distribution and marketing of Class A shares and for related expenses. Services fees may be paid to brokers or other financial intermediaries for providing personal services to Class A shareholders and/or maintaining Class A shareholder accounts and for related expenses. Compensation under the Class A Rule 12b-1 Plans for service fees will be paid to MassMutual, through the Distributor, and compensation under the Plans for distribution fees will be paid to the Distributor. MassMutual and the Distributor will be entitled to retain a portion of the fees generated by an account, or may reallow the full amount to the brokers or other intermediaries. MassMutual may pay any Class A Rule 12b-1 service fees to brokers or other financial intermediaries in advance for the first year after the shares are sold. After the shares have been held for a year, MassMutual will pay the service fees on a quarterly basis.

Because these fees are paid out of a Fund’s assets on an on-going basis, over time these fees will increase the costs of your investment in the Class A shares and may cost you more than other types of sales charges.

Compensation to Intermediaries

The Distributor may directly, or through MassMutual, pay a sales concession of up to 1.00% of the purchase price of Class A shares to brokers or other financial intermediaries from its own resources at the time of sale. However, the total amount paid to brokers or other financial intermediaries at the time of sale of Class A shares, including any advance of Rule 12b-1 service fees by MassMutual, may be only 1.00% of the purchase price. In addition, MassMutual may directly, or through the Distributor, pay up to .25% of the amount invested to intermediaries who provide services on behalf of Class A shares. This compensation is paid by MassMutual, not from Fund assets. The payments on account of Class A shares will be based on criteria established by MassMutual. Compensation paid by the Funds to brokers or other intermediaries for providing services on account of Class A shares is described above under “Distribution and Service (Rule 12b-1) Fees.” Annual compensation paid on account of Class A shares will be paid quarterly, in arrears.

MassMutual may also make payments, out of its own assets, to intermediaries, including broker-dealers, insurance agents and other service providers, that relate to the sale of the Funds or certain of MassMutual’s variable annuity contracts for which the Funds are underlying investment options.

This compensation may take the form of:

•	Payments to administrative service providers that provide enrollment, recordkeeping and other services to pension plans;

•	Cash and non-cash benefits, such as bonuses and allowances or prizes and awards, for certain brokers, administrative service providers and MassMutual insurance agents;

•	Payments to intermediaries for, among other things, training of sales personnel, conference support, marketing or other services provided to promote awareness of MassMutual’s products;

•

Payments to broker-dealers and other intermediaries that enter into agreements providing the Distributor with access to representatives of those firms or with other marketing or administrative services; and

•	Payments under agreements with MassMutual not directly related to the sale of specific variable annuity contracts or the Funds, such as educational seminars and training or pricing services.

These compensation arrangements are not offered to all intermediaries and the terms of the arrangements may differ among intermediaries. These arrangements may provide an intermediary with an incentive to recommend one mutual fund over another, one share class over another, or one insurance or annuity contract over another. You may want to take these compensation arrangements into account when evaluating any recommendations regarding the Funds or any contract using the Funds as investment options. You may contact your intermediary to find out more information about the compensation they may receive in connection with your investment.

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Investing In The Funds

Buying, Redeeming and Exchanging Shares

The Funds sell their shares at a price equal to their net asset value (“NAV”) plus any initial sales charge that applies. The Funds generally determine their NAV at the market close (usually 4:00 p.m. Eastern Time) every day the New York Stock Exchange (“NYSE”) is open (“Business Day”). Your purchase order will be priced at the next NAV calculated after the order is received in good form by the transfer agent, MassMutual or another intermediary authorized for this purpose. The Funds will suspend selling their shares during any period when the determination of NAV is suspended. The Funds can reject any purchase order (generally within one business day) and can suspend purchases if it is in their best interest.

The Funds redeem their shares at their next NAV computed after your redemption request is received and accepted by the transfer agent, MassMutual or another intermediary. You will usually receive payment for your shares within 7 days after your redemption request is received in good form. If, however, you request redemption of shares recently purchased by check, you may not receive payment until the check has been collected, which may take up to 15 days from time of purchase. The Funds can also suspend or postpone payment, when permitted by applicable law and regulations.

You can exchange shares of one Fund for the same class of shares of another Fund. An exchange is treated as a sale of shares in one Fund and a purchase of shares in another Fund at the NAV next determined after the exchange request is received and accepted by the transfer agent, MassMutual or another intermediary. The Funds have been informed by MassMutual’s Retirement Services division, which serves as a Recordkeeper for MassMutual’s retirement plan customers, that it intends to implement a new excessive trading monitoring policy that will affect all investment options, including the Funds, available to MassMutual’s retirement plan customers. Plan participants will be prohibited from transferring into most mutual funds and similar investment options if they have transferred into and out of the same option within the previous 60 days. Certain options will not be subject to this rule. This rule will not prohibit plan participants from transferring out of any option at any time. MassMutual is expected to adopt a similar policy with respect to its IRA customers. Beginning sometime after February 4, 2008, the Trust, including the Funds, is expected to implement a similar policy. Your right to exchange shares is subject to applicable regulatory requirements or contractual obligations. The Funds may limit, restrict or refuse exchange purchases, if, in the opinion of MassMutual:

•	you have engaged in excessive trading;

•	a Fund receives or expects simultaneous orders affecting significant portions of the Fund’s assets;

•	a pattern of exchanges occurs which coincides with a market timing strategy; or

•	the Fund would be unable to invest the funds effectively based on its investment objectives and policies, or if the Fund would be adversely affected.

Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds do not accommodate excessive trading and/or market timing activity. Excessive trading and/or market timing activity involving the Funds can disrupt the management of the Funds. These disruptions can result in increased expenses and can have an adverse effect on fund performance.

MassMutual has adopted policies and procedures to help identify those individuals or entities MassMutual determines may be engaging in excessive trading and/or market timing trading activities. MassMutual monitors trading activity to enforce these procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Therefore, despite MassMutual’s efforts to prevent excessive trading and/or market timing trading activities, there can be no assurance that MassMutual will be able to identify all those who trade excessively or employ a market timing strategy and curtail their trading in every instance.

The monitoring process involves scrutinizing transactions in fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Trading activity identified by either, or a combination, of these factors, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might constitute excessive trading and/or market timing activity. When trading activity is determined by a Fund or MassMutual, in their sole

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discretion, to be excessive in nature, certain account-related privileges, such as the ability to place purchase, redemption and exchange orders over the internet, may be suspended for such account.

The Funds reserve the right to modify or terminate the exchange privilege as described above on 60 days written notice.

The Funds do not accept purchase, redemption or exchange orders or compute their NAVs on days when the NYSE is closed. This includes: weekends, Good Friday and all federal holidays other than Columbus Day and Veterans Day. Certain foreign markets may be open on days when the Funds do not accept orders or price their shares. As a result, the NAV of a Fund’s shares may change on days when you will not be able to buy or sell shares.

Initial Sales Charges

Class A shares are sold at their offering price, which is normally NAV plus an initial sales charge. However, in some cases, as described below, purchases are not subject to an initial sales charge, and the offering price will be the NAV. In other cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the net asset value to invest for your account.

The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor or allocated to your dealer as a concession. The Distributor reserves the right to reallow the entire sales charge as a concession to dealers. The current sales charge rates and concessions paid to dealers and brokers are as follows:

Front-End Sales Charge (As a Percentage of Offering Price) / Front-End Sales Charge (As a Percentage of Net Amount Invested)/Concession (As a Percentage of Offering Price) for Different Purchase Amounts:
Price Breakpoints	General Equity	General Taxable Bond	Shorter- Term Bond
Less than $25,000	5.75%/ 6.10%/ 4.75%	4.75%/ 4.99%/ 4.00%	3.50%/ 3.63%/ 3.00%
$25,000- $49,999	5.50%/ 5.82%/ 4.75%	4.75%/ 4.99%/ 4.00%	3.50%/ 3.63%/ 3.00%
$50,000- $99,999	4.75%/ 4.99%/ 4.00%	4.50%/ 4.71%/ 3.75%	3.50%/ 3.63%/ 3.00%

Price Breakpoints	General Equity	General Taxable Bond	Shorter- Term Bond
$100,000- $249,999	3.75%/ 3.90%/ 3.00%	3.50%/ 3.63%/ 2.75%	3.00%/ 3.09%/ 2.50%
$250,000- $499,999	2.50%/ 2.56%/ 2.00%	2.00%/ 2.04%/ 2.25%	2.50%/ 2.56%/ 2.00%
$500,000- $999,999	2.00%/ 2.04%/ 1.60%	2.00%/ 2.04%/ 1.60%	2.00%/ 2.04%/ 1.50%
$1,000,000 or more	None/ None/ 1.00%	None/ None/ 1.00%	None/ None/ .50%

A reduced sales charge may be obtained for Class A shares under the Funds’ “Rights of Accumulation” because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales.

To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you can add together:

•	Current purchases of Class A shares of more than one Fund subject to an initial sales charge to reduce the sales charge rate that applies to current purchases of Class A shares; and

•

Class A shares of Funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in the previously purchased Funds.

The Distributor will add the value, at current offering price, of the Class A shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The reduced sales charge will apply only to current purchases. You must request the reduced sales charge when you buy Class A shares and inform your broker-dealer or other financial intermediary of Class A shares of any other Funds that you own. Information regarding reduced sales charges can be found on the MassMutual website at http://www.massmutual.com/retire.

There is an initial sales charge on the purchase of Class A shares of each of the MassMutual Select Funds.

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Contingent Deferred Sales Charges

There is no initial sales charge on purchases of Class A shares of any one or more of the Funds aggregating $1 million or more. The Distributor pays dealers of record concessions in an amount equal to 1.0%, or .50% of purchases of $1 million or more, as shown in the above table. The concession will not be paid on purchases of shares by exchange or that were previously subject to a front-end sales charge and dealer concession.

If you redeem any of those shares within a holding period of 18 months from the date of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds (unless you are eligible for a waiver of that sales charge based on the categories listed below and you advise the transfer agent, MassMutual or another intermediary of your eligibility for the waiver when you place your redemption request).

All contingent deferred sales charges will be based on the lesser of the NAV of the redeemed shares at the time of redemption or the original net asset value. A contingent deferred sales charge is not imposed on:

•	the amount of your account value represented by an increase in net asset value over the initial purchase price,

•	shares purchased by the reinvestment of dividends or capital gains distributions, or

•	shares redeemed in the special circumstances described below.

To determine whether a contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order:

1.	shares acquired by reinvestment of dividends and capital gains distributions, and

2.	shares held the longest.

Contingent deferred sales charges are not charged when you exchange shares of the Fund for shares of any other Fund. However, if you exchange them within the applicable contingent deferred sales charge holding period, the holding period will carry over to the Fund whose shares you acquire. Similarly, if you acquire shares of a Fund by exchanging shares of another Fund that are still subject to a contingent deferred sales charge holding period, that holding period will carry over to the acquired Fund.

Waivers of Class A Initial Sales Charges

The Class A sales charges will be waived for shares purchased in the following types of transactions:

•	Purchases into insurance company separate investment accounts.

•	Purchases into Retirement Plans or other employee benefit plans.

•	Purchases of Class A shares aggregating $1 million or more of any one or more of the Funds.

•	Purchases into accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.

•	Purchases into accounts for which no sales concession is paid to any broker-dealer or other financial intermediary at the time of sale.

•	Shares sold to MassMutual or its affiliates.

•	Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with MassMutual or the Distributor for that purpose.

•	Shares issued in plans of reorganization to which the Fund is a party.

•	Shares sold to present or former officers, directors, trustees or employees (and their “immediate families[1]”) of the Fund, MassMutual and its affiliates.

•	Shares sold to a portfolio manager of the Fund.

Waivers of Class A Contingent Deferred Sales Charges

The Class A contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A.	Waivers for Redemptions in Certain Cases.

The Class A contingent deferred sales charges will be waived for redemptions of shares in the following cases:

•	Redemptions from insurance company separate investment accounts.

[1]

The term “immediate family” refers to one’s spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling’s spouse, a spouse’s siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.

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•	Redemptions from Retirement Plans or other employee benefit plans.

•

Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.

•	Redemptions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.

•	Redemptions from accounts for which no sales concession was paid to any broker-dealer or other financial intermediary at the time of sale.

•

Redemptions of Class A shares under an Automatic Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account’s value annually.

•	In the case of an IRA, to make distributions required under a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.

B.	Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class A shares sold or issued in the following cases:

•	Shares sold to MassMutual or its affiliates.

•	Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with MassMutual or the Distributor for that purpose.

•	Shares issued in plans of reorganization to which the Fund is a party.

•	Shares sold to present or former officers, directors, trustees or employees (and their “immediate families[1]”) of the Fund, MassMutual and its affiliates.

•	Shares sold to a present or former portfolio manager of the Fund.

Determining Net Asset Value

The Trust calculates the NAV of each class of shares of each Fund separately. The NAV for shares of a class of a Fund is determined by adding the current value of all of the Fund’s assets attributable to that class, subtracting the liabilities attributable to that class and then dividing the resulting number by the total outstanding shares of the class. The assets of the Destination Retirement 2050 Fund consist primarily of shares of the Underlying Funds, which are valued at their respective NAVs.

Each Fund’s assets are valued based on market value of the Fund’s total portfolio. Securities are typically valued on the basis of valuations furnished by a pricing service. However, valuation methods approved by the Fund’s Board of Trustees which are intended to reflect fair value may be used by the Trust’s Investment Pricing Committee when pricing service information is not readily available or when a security’s value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a Fund’s value for a security is likely to be different from the last quoted market price or pricing service information. Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

The Funds’ valuation methods are more fully described in the Statement of Additional Information.

How to Invest

When you buy shares of a Fund through an agreement with MassMutual, your agreement will describe how you need to submit buy, sell and exchange orders. Purchase orders must be accompanied by sufficient funds. You can pay by check or Federal Funds wire transfer. You must submit any buy, sell or exchange orders in “good form” as described in your agreement.

Taxation and Distributions

Each Fund intends to qualify as a regulated investment company under Subchapter M

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of the Internal Revenue Code. As a regulated investment company, a Fund will not be subject to Federal income taxes on its ordinary income and net realized capital gain distributed to its shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders. In general, a Fund that fails to distribute at least 98% of such income and gain in the one-year period ending October 31 (or later if the Fund is permitted to elect and so elects) in which earned will be subject to a 4% excise tax on the undistributed amount. Many investors, including most tax qualified plan investors, may be eligible for preferential Federal income tax treatment on distributions received from a Fund and dispositions of Fund shares. This Prospectus does not attempt to describe in any respect such preferential tax treatment. Any prospective investor that is a trust or other entity eligible for special tax treatment under the Code that is considering purchasing shares of a Fund, including either directly or indirectly through a life insurance company separate investment account, should consult its tax advisers about the Federal, state, local and foreign tax consequences particular to it, as should persons considering whether to have amounts held for their benefit by such trusts or other entities investing in shares of a Fund.

Investors are generally subject to Federal income taxes on distributions received in respect of their shares. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than by how long the shareholder held the shares. Distributions of a Fund’s ordinary income and short-term capital gains (i.e. gains from capital assets held for one year or less) are taxable to the shareholder as ordinary income whether received in cash or additional shares. Certain designated dividends may be eligible for the dividends-received deduction for corporate shareholders. Designated capital gain dividends (relating to gains from capital assets held by a Fund for more than one year) are taxable as long-term capital gains in the hands of the investor whether distributed in cash or additional shares. For taxable years beginning on or before December 31, 2010, distributions of investment income designated by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level. Fixed income funds generally do not expect a significant portion of their distributions to be derived from qualified dividend income. Long-term capital gain rates applicable to individuals have been temporarily reduced, in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets for taxable years beginning on or before December 31, 2010.

The nature of each Fund’s distributions will be affected by its investment strategies. A Fund whose investment return consists largely of interest, dividends and capital gains from short-term holdings will distribute largely ordinary income. A Fund whose return comes largely from the sale of long-term holdings will distribute largely capital gain dividends. Distributions are taxable to a shareholder even though they are paid from income or gains earned by a Fund prior to the shareholder’s investment and thus were included in the NAV paid by the shareholder.

Each Fund intends to pay out as dividends substantially all of its net investment income (which comes from dividends and any interest it receives from its investments). Each Fund also intends to distribute substantially all of its net realized long- and short-term capital gains, if any, after giving effect to any available capital loss carryovers. For each Fund distributions, if any, are declared and paid at least annually. Distributions may be taken either in cash or in additional shares of the respective Fund at the Fund’s net asset value on the first business day after the record date for the distribution, at the option of the shareholder.

Any gain resulting from the exchange or redemption of an investor’s shares in a Fund will generally be subject to tax. A loss incurred with respect to shares of a Fund held for six months or less will be treated as a long-term capital loss to the extent of long-term capital gains dividends with respect to such shares.

A Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, such Fund’s yield on those securities would be decreased. Shareholders of the Funds generally will not be entitled to claim a credit or deduction with respect to foreign taxes.

In addition, a Fund’s investments in foreign securities (including fixed income securities and derivatives) or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may

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affect the timing, amount, or character of the Fund’s distributions.

Under current law, dividends (other than capital gain dividends) paid by a Fund to a person who is not a “U.S. person” within the meaning of the Code (a “foreign person”) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, effective for taxable years of a Fund beginning before January 1, 2008, a Fund is not required to withhold any amounts with respect to (i) distributions of net short-term capital gains in excess of net long-term capital losses, and (ii) distributions of U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by a foreign person, in each case to the extent that the Fund properly designates such distributions.

The discussion above is very general. Shareholders should consult their tax adviser for more information about the effect that an investment in a Fund could have on their own tax situation, including possible state, local and foreign taxes. Also, this discussion does not apply to Fund shares held through tax-exempt retirement plans.

–  25  –

Investment Performance

Similar account performance for the sub-advisers is provided solely to illustrate that sub-adviser’s performance in managing portfolios with investment objectives, policies and investment strategies substantially similar to the portion of the Diversified Growth Fund managed by the sub-adviser. The Diversified Growth Fund’s performance would have differed due to factors such as differences in cash flows into and out of the Fund, differences in fees and expenses, and differences in portfolio size and investments. Similar account performance is not indicative of future rates of return. Prior performance of the sub-advisers is no indication of future performance of the Diversified Growth Fund. In addition, for all of the sub-advisers, as applicable, the private account portfolios are not registered with the SEC and therefore are not subject to the limitations, diversification requirements and other restrictions to which the Diversified Growth Fund, as a registered mutual fund, is subject. The performance of the private accounts may have been adversely affected if they had been registered with the SEC.

The following chart summarizes the composite performance of each sub-adviser’s investment results for all accounts with investment objectives similar to that of the Diversified Growth Fund. Each sub-adviser’s similar account performance has been adjusted to reflect the fees and expenses of the Diversified Growth Fund’s Class A shares.

Sub-Adviser/Fund	Share Class	1 Year Return (%) as of 12/31/06		3 Year Return (%) as of 12/31/06	5 Year Return (%) as of 12/31/06	10 Year Return (%) as of 12/31/06

T. Rowe Price/
Diversified Growth Fund	A		3.02%	5.78%	2.90%	6.45%

Wellington Management/
Diversified Growth Fund	A		2.40%	4.93%	0.54%	N/A

Legg Mason/
Diversified Growth Fund	A	-	4.86%	2.02%	9.89%	10.06%

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ADDITIONAL INVESTMENT POLICIES

AND RISK CONSIDERATIONS

The Diversified Growth Fund and the Destination Retirement 2050 Fund, primarily through its investments in the Underlying Funds, may invest in a wide range of investments and engage in various investment-related transactions and practices. These practices are pursuant to non-fundamental policies and therefore may be changed by the Board of Trustees of the Trust without the consent of shareholders. Some of the more significant practices and some associated risks are discussed below. For purposes of the Destination Retirement 2050 Fund, except as otherwise stated, references in this section to “the Funds,” “each Fund” or “a Fund” may relate to the Fund, one or more Underlying Funds, or both.

Repurchase Agreements and Reverse Repurchase Agreements

Each Fund may engage in repurchase agreements and reverse repurchase agreements. A repurchase agreement is a contract pursuant to which a Fund agrees to purchase a security and simultaneously agrees to resell it at an agreed-upon price at a stated time, thereby determining the yield during the Fund’s holding period. A reverse repurchase agreement is a contract pursuant to which a Fund agrees to sell a security and simultaneously agrees to repurchase it at an agreed-upon price at a stated time. The Statement of Additional Information provides a detailed description of repurchase agreements, reverse repurchase agreements and related risks.

Securities Lending

Each Fund may seek additional income by making loans of portfolio securities of not more than 33% of its total assets taken at current value. Although lending portfolio securities may involve the risk of delay in recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially, loans will be made only to borrowers deemed by MassMutual and the Funds’ custodian to be in good standing.

Under applicable regulatory requirements and securities lending agreements (which are subject to change), the loan collateral received by a Fund when it lends portfolio securities must, on each business day, be at least equal to the value of the loaned securities. Cash collateral received by a Fund will be reinvested by the Fund’s securities lending agent in high quality, short term instruments, including bank obligations, U.S. Government securities, repurchase agreements, money market funds and U.S. dollar denominated corporate instruments with an effective maturity of one-year or less, including variable rate and floating rate securities, insurance company funding agreements and asset-backed securities. All investments of cash collateral by a Fund are for the account and risk of that Fund.

Hedging Instruments and Derivatives

Each Fund may buy or sell forward contracts and other similar instruments and may engage in foreign currency transactions (collectively referred to as “hedging instruments” or “derivatives”), as more fully discussed in the Statement of Additional Information.

The Funds may normally use derivatives:

•

to protect against possible declines in the market value of a Fund’s portfolio resulting from downward trends in the markets (for example, in the debt securities markets generally due to increasing interest rates);

•	to protect a Fund’s unrealized gains or limit its unrealized losses; and

•	to manage a Fund’s exposure to changing securities prices.

The Funds may also use derivatives to establish a position in the debt or equity securities markets as a temporary substitute for purchasing or selling particular securities and to manage the effective maturity or duration of fixed income securities in a Fund’s portfolio. The Funds do not currently intend to use derivatives for purposes which the Funds’ investment adviser or sub-adviser would consider speculative.

(1)

Forward Contracts – Each Fund may purchase or sell securities on a “when issued” or delayed delivery basis or may purchase or sell securities on a forward commitment basis (“forward contracts”). When such transactions are negotiated, the price is fixed at the time of commitment, but delivery and payment for the securities can take place a month or more after

–  27  –

the commitment date. The securities so purchased or sold are subject to market fluctuations and no interest accrues to the purchaser during this period. While a Fund also may enter into forward contracts with the initial intention of acquiring securities for its portfolio, it may dispose of a commitment prior to settlement if the Fund’s investment adviser or sub-adviser deems it appropriate to do so.

(2)	Currency Transactions – The Funds may, but will not necessarily, engage in foreign currency transactions with counterparties in order to hedge the value of portfolio holdings denominated in or exposed to particular currencies against fluctuations in relative value.

For more information about forward contracts and currency transactions and the extent to which tax considerations may limit a Fund’s use of such instruments, see the Statement of Additional Information.

There can be no assurance that the use of hedging instruments and derivatives by a Fund will assist it in achieving its investment objective. Risks inherent in the use of these instruments include the following:

•	the risk that interest rates and securities prices will not move in the direction anticipated;

•	the imperfect correlation between the prices of a forward contract and the price of the securities being hedged; and

•	the Fund’s portfolio manager may not have the skills needed to manage these strategies.

As to forward contracts, the risk exists that the counterparty to the transaction will be incapable of meeting or unwilling to meet its commitment, in which case the desired hedging protection may not be obtained and the Fund may be exposed to risk of loss. As to currency transactions, risks exist that purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments which could result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations. It also could cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

Options and Futures Contracts

The Funds may engage in options transactions, such as writing covered put and call options on securities and purchasing put and call options on securities. These strategies are designed to increase a Fund’s portfolio return, or to protect the value of the portfolio, by offsetting a decline in portfolio value through the options purchased. Writing options, however, can only constitute a partial hedge, up to the amount of the premium, and due to transaction costs.

The Funds may also write covered call and put options and purchase call and put options on stock indexes in order to increase portfolio income or to protect the Fund against declines in the value of portfolio securities. In addition, the Funds may also purchase and write options on foreign currencies to protect against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired.

The Funds may also enter into stock index futures contracts and foreign currency futures contracts. These transactions are hedging strategies. They are designed to protect a Fund’s current or intended investments from the effects of changes in exchange rates or market declines. They may also be used for other purposes, such as an efficient means of adjusting a Fund’s exposure to certain markets; in an effort to enhance income; and as a cash management tool. A Fund will incur brokerage fees when it purchases and sells futures contracts. Futures contracts entail risk of loss in portfolio value if the Fund’s investment adviser or sub-adviser is incorrect in anticipating the direction of exchange rates or the securities markets.

The Funds may also purchase and write options on these futures contracts. This strategy also is intended to protect against declines in the values of portfolio securities or against increases in the costs of securities to be acquired. Like other options, options on futures contracts constitute only a partial hedge up to the amount of the premium, and due to transaction costs.

While these strategies will generally be used by a Fund for hedging purposes, there are risks. For example, the Fund’s investment adviser or sub-adviser may incorrectly forecast the direction of exchange rates or of the underlying securities index or markets. When these transactions are unsuccessful,

–  28  –

the Fund may experience losses. When a Fund enters into these transactions to increase portfolio value (i.e., other than for hedging purposes), there is a liquidity risk that no market will arise for resale and the Fund could also experience losses. Options and Futures Contracts strategies and risks are described more fully in the Statement of Additional Information.

Foreign Securities

Investments in foreign securities offer potential benefits not available from investing solely in securities of domestic issuers, such as the opportunity to invest in foreign issuers that appear to offer growth potential, or to invest in foreign countries with economic policies or business cycles different from those of the United States or foreign stock markets that do not move in a manner parallel to U.S. markets, thereby diversifying risks of fluctuations in portfolio value.

Investments in foreign securities, however, entail certain risks, such as: the imposition of dividend or interest withholding or confiscatory taxes; currency blockages or transfer restrictions; expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Certain markets may require payment for securities before delivery. A Fund’s ability and decision to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets. Further, it may be more difficult for a Fund’s agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

Trading

A Fund’s investment adviser or sub-adviser may use trading as a means of managing the portfolios of the Fund in seeking to achieve their investment objectives. Transactions will occur when the investment adviser or sub-adviser believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether the goals discussed above will be achieved through trading depends on the investment adviser’s or sub-adviser’s ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. If such evaluations and expectations prove to be incorrect, a Fund’s income or capital appreciation could fall and its capital losses could increase. In addition, high portfolio turnover in any Fund can result in additional brokerage commissions to be paid by the Fund and can reduce a Fund’s return. It may also result in higher short-term capital gains that are taxable to shareholders.

Cash Positions/Temporary Defensive Positions

Each Fund may hold cash or cash equivalents to provide for expenses and anticipated redemption payments and so that an orderly investment program may be carried out in accordance with the Fund’s investment policies. In certain market conditions, a Fund’s investment adviser or sub-adviser may for temporary defensive purposes, invest in investment grade debt securities, government obligations, or money market instruments or cash equivalents. These temporary defensive positions may cause the Fund not to achieve its investment objective. These investments may also give the Fund liquidity and allow it to achieve an investment return during such periods, although the Fund still has the possibility of losing money.

Under normal circumstances, the Diversified Growth Fund will comply with its 80% investment requirement. However, the Fund may (but is not required to), from time to time, depart temporarily from its 80% investment requirement to avoid losses in response to adverse market, economic, political or other conditions, as well as other limited, appropriate circumstances, such as, but not limited to, unusually large cash flows or redemptions. Keep in mind that a temporary defensive strategy still has the possibility of losing money and may prevent the Fund from achieving its investment objective.

Mortgage-Backed Securities and CMOs

The Funds may invest in mortgage-backed securities and collateralized mortgage obligations (“CMOs”). These securities represent participation interests in pools of residential mortgage loans made by lenders such as banks and savings and loan associations. The pools are assembled for sale to investors (such as the

–  29  –

Funds) by government agencies and private issuers, which issue or guarantee the securities relating to the pool. Such securities differ from conventional debt securities which generally provide for periodic payment of interest in fixed or determinable amounts (usually semi-annually) with principal payments at maturity or specified call dates. Some mortgage-backed securities in which a Fund may invest may be backed by the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association); some are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of the Federal Home Loan Mortgage Corporation); and some are backed by only the credit of the issuer itself (e.g., private issuer securities). Those guarantees do not extend to the value or yield of the mortgage-backed securities themselves or to the NAV of a Fund’s shares. These issuers may also issue derivative mortgage backed securities such as CMOs.

The expected yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. The actual life of any particular pool will be shortened by any unscheduled or early payments of principal. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a Fund to differ from the yield calculated on the basis of the expected average life of the pool.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments may likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as do the values of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise to the extent that the values of other debt securities rise, because of the risk of prepayment. A Fund’s reinvestment of scheduled principal payments and unscheduled prepayments it receives may occur at times when available investments offer higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the Fund have a compounding effect which may increase the yield to the Fund more than debt obligations that pay interest semi-annually. Because of these factors, mortgage-backed securities may be less effective than bonds of similar maturity at maintaining yields during periods of declining interest rates. A Fund may purchase mortgage-backed securities at a premium or at a discount. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of their principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount.

Asset-Backed Securities

These securities, issued by trusts and special purpose entities, are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). The value of an asset-backed security is affected by changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Value is also affected if any credit enhancement has been exhausted. Payments of principal and interest passed through to holders of asset-backed securities are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security’s par value until exhausted. If the credit enhancement of an asset-backed security held by a Fund has been exhausted, and, if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment. The risks of investing in asset-backed securities are ultimately dependent upon payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which

–  30  –

shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described above for prepayments of a pool of mortgage loans underlying mortgage-backed securities. However, asset-backed securities do not have the benefit of the same security interest in the underlying collateral as do mortgage-backed securities.

Dollar Roll Transactions

To take advantage of attractive financing opportunities in the mortgage market and to enhance current income, each of the Funds may engage in dollar roll transactions. A dollar roll transaction involves a sale by a Fund of a GNMA certificate or other mortgage backed securities to a financial institution, such as a bank or broker-dealer, concurrent with an agreement by the Fund to repurchase a similar security from the institution at a later date at an agreed upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Dollar roll transactions involve potential risks of loss which are different from those related to the securities underlying the transaction. The Statement of Additional Information gives a more detailed description of dollar roll transactions and related risks.

Lower Rated Debt Securities

While the Funds may invest in investment grade debt securities that are rated in the fourth highest rating category by at least one nationally recognized statistical rating organization (e.g., Baa3 by Moody’s Investors Service, Inc.) or, if unrated, are judged by the Fund’s investment adviser or sub-adviser to be of equivalent quality, such securities have speculative characteristics, are subject to greater credit risk, and may be subject to greater market risk than higher rated investment grade securities.

When Issued Securities

The Funds may purchase securities on a “when-issued” or on a “forward delivery” basis, which means securities will be delivered to the Fund at a future date beyond the settlement date. A Fund will not have to pay for securities until they are delivered. While waiting for delivery of the securities, the Fund will segregate sufficient liquid assets to cover its commitments. Although the Funds do not intend to make such purchases for speculative purposes, there are risks related to liquidity and market fluctuations prior to the Fund taking delivery.

Net Assets

For purposes of clarifying the term as used in this Prospectus, “Net Assets” includes any borrowings for investment purposes.

–  31  –

MASSMUTUAL SELECT FUNDS

1295 State Street

Springfield, Massachusetts 01111

Learning More About the Funds

You can learn more about the Funds by reading the Funds’ Annual and Semiannual Reports when they become available and the Statement of Additional Information (SAI). This information is available free upon request. In the Annual and Semiannual Reports, you will find a discussion of market conditions and investment strategies that significantly affected each Fund’s performance during the period covered by the Report and a listing of each Fund’s portfolio securities as of the end of such period. The SAI provides additional information about the Funds and will provide you with more detail regarding the organization and operation of the Funds, including their investment strategies. The SAI is incorporated by reference into this Prospectus and is therefore legally considered a part of this Prospectus.

How to Obtain Information

From MassMutual Select Funds:  You may request information about the Funds (including the Annual/Semiannual Reports and the SAI) or make shareholder inquiries by calling 1-888-309-3539 or by writing MassMutual Select Funds c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0111, Attention: Retirement Services Marketing. You may also obtain copies of the Annual/Semiannual Reports and the SAI free of charge at http://www.massmutual.com/retire.

From the SEC:  You may review and copy information about the Funds (including the SAI) at the SEC’s Public Reference Room in Washington, D.C. (call 1-202-942-8090 for information regarding the operation of the SEC’s public reference room). You can get copies of this information, upon payment of a copying fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at publicinfo@sec.gov. Alternatively, if you have access to the Internet, you may obtain information about the Funds from the SEC’s EDGAR database on its Internet site at http://www.sec.gov.

When obtaining information about the Funds from the SEC, you may find it useful to reference the Funds’ SEC file number: 811-8274.

MASSMUTUAL SELECT FUNDS

This Prospectus describes Class L shares of the following Funds:

Large Cap Growth	Sub-Advised by:
MassMutual Select Diversified Growth Fund	T. Rowe Price Associates, Inc./Wellington Management Company, LLP/Legg Mason Capital Management, Inc.

Asset Allocation/Lifecycle
MassMutual Select Destination Retirement 2050 Fund

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any statement to the contrary is a crime.

PROSPECTUS

December 17, 2007

–  1  –

–  2  –

Summary Information

MassMutual Select Funds (the “Funds” or the “Trust”) provides a broad range of investment choices across the risk/return spectrum. The summary pages that follow describe the MassMutual Select Diversified Growth Fund’s and the MassMutual Select Destination Retirement 2050 Fund’s:

•	Investment objectives.

•	Principal Investment Strategies and Risks. A “Summary of Principal Risks” of investing in the Funds begins on page 11.

•	Fees and Expenses.

A description of the Trust’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ Statement of Additional Information.

There is no assurance that a Fund’s investment objective will be achieved, and you can lose money by investing in the Funds.

–  3  –

MassMutual Select Diversified Growth Fund

Investment Objective

The Fund seeks long-term growth of capital.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by investing primarily in U.S. common stocks. While most assets will be invested in U.S. common stocks, foreign securities, futures and options may also be purchased, in keeping with Fund objectives. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of mid- and large-capitalization companies. Mid- and large-capitalization companies are defined as those companies whose market capitalizations, at the time of purchase, are included in the range of companies in the Russell 1000® Growth Index. As of October 31, 2007, the range of capitalization of companies included in the Russell 1000 Growth Index was $838 million to $502.6 billion. Three Sub-Advisers manage the Fund, each being responsible for a portion of the portfolio, but not necessarily equal weighted. Each of the Fund’s Sub-Advisers may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.

T. Rowe Price Associates, Inc. (“T. Rowe Price”) invests in companies that it believes are well established in their industries and have the potential for above-average earnings growth. T. Rowe Price focuses on companies with leading market position, seasoned management and strong financial fundamentals. The investment approach reflects T. Rowe Price’s belief that solid company fundamentals (with emphasis on strong growth in earnings per share or operating cash flow) combined with a positive industry outlook will ultimately reward investors with strong investment performance. Some of the companies targeted will have good prospects for dividend growth.

In pursuing the Fund’s investment objective, T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Wellington Management Company, LLP (“Wellington Management”) invests primarily in common stocks of growth-oriented companies. Wellington Management uses a combination of bottom-up fundamental research and proprietary quantitative modeling to find growth stocks that it believes are attractively valued with a catalyst which may include solid management, strong competitive positions or attractive business models. Wellington Management will closely monitor the portfolio’s economic sector weightings relative to the Russell 1000 Growth Index.

Legg Mason Capital Management, Inc. (“Legg Mason”) invests in a limited number of stocks that it believes offer above-average growth potential and trade at a significant discount to Legg Mason’s assessment of their intrinsic value. The selection of common stocks is made through a process whereby companies are identified and selected as eligible investments by examining fundamental quantitative and qualitative aspects of the company, its management and its financial position as compared to its stock price. Legg Mason’s bottom up, fundamental investment strategy is based on the principle that a shareholder’s return from owning a stock is ultimately determined by the fundamental economics of the underlying business.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Smaller and Mid-Cap Company Risk, Growth Company Risk and Leveraging Risk.

These Risks are described beginning on page 11.

Annual Performance

The Fund began operations December 17, 2007, and therefore has no performance history. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

Average Annual Total Returns

Because this Fund is new, there is no table which shows how the Fund’s returns have deviated from the broad market.

–  4  –

Expense Information

	Class L
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.70%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses(1)(2)	.55%
Total Annual Fund Operating Expenses	1.25%

Less Expense Reimbursement	(.25%	)
Net Fund Expenses(3)(4)	1.00%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Class L shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class L	$102	$368

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	Other Expenses are based on estimated amounts for the first fiscal year of the Fund.

(2)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses to be borne indirectly by the Fund in its first fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(3)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses), excluding Acquired Fund fees and expenses, through March 31, 2009 to the extent that Net Fund Expenses would otherwise exceed 1.00% for Class L. The Net Fund Expenses shown in the above table may exceed this amount, because Acquired Fund fees and expenses are excluded from the cap. The agreement cannot be terminated unilaterally by MassMutual.

(4)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

T. Rowe Price, Wellington Management and Legg Mason Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by each Sub-Adviser for all accounts with investment objectives, policies and investment strategies substantially similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

	Highest Quarter	Lowest Quarter
T. Rowe Price Composite	24.75%, 4Q 1998	-	17.22%, 1Q 2001
Wellington Management Composite	26.40%, 4Q 1998	-	20.09%, 3Q 2001
Legg Mason Composite	37.34%, 4Q 1998	-	23.35%, 3Q 2001

–  5  –

T. Rowe Price, Wellington Management and Legg Mason Average Annual Total

Returns for Similar Accounts*

(for the periods ended December 31, 2006)

The table compares each Sub-Adviser’s investment results for all accounts with investment objectives, policies and investment strategies substantially similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
T. Rowe Price Composite
Class L*	9.56%	4.38%	7.34%

Russell 1000 Growth Index^	9.07%	2.69%	5.44%

			Since Inception (1/1/98)
Wellington Management Composite
Class L*	8.90%	2.00%	3.96%

Russell 1000 Growth Index^	9.07%	2.69%	2.98%

			Ten Years
Legg Mason Composite
Class L*	1.20%	11.46%	10.97%

Russell 1000 Growth Index^	9.07%	2.69%	5.44%

* For T. Rowe Price and Wellington Management, performance shown is a composite of all discretionary, fee paying portfolios managed by T. Rowe Price or Wellington with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s L share class. For Legg Mason, performance shown is a composite of all discretionary, fee paying accounts with a minimum market value of $10 million managed by Legg Mason with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s L share class. From May 1, 2004 through September 30, 2005, the Legg Mason composite contains only accounts with a minimum market value of $25 million. Prior to May 1, 2004, the Legg Mason composite did not maintain a minimum market value requirement. For each Sub-Adviser, some of the portfolios are mutual funds registered under the Investment Company Act of 1940 (the “1940 Act”) and some are private accounts. The investment returns assume the reinvestment of dividends and capital gains distributions. The bar chart is based on Class L expenses. The composite performance is provided solely to illustrate each Sub-Adviser’s performance in managing such a portfolio and does not represent the historical performance of the MassMutual Select Diversified Growth Fund and should not be interpreted as being indicative of the future performance of the Fund. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The composite portfolios were not subject to all of the investment restrictions to which the Fund will be subject, including restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, each as amended, and no assurance can be given that the Fund’s performance would not have been lower had it been in operation during the periods for which composite and mutual fund performance information is shown. The Fund’s performance may have differed due to factors such as differences in cash flows into and out of the Fund, differences in fees and expenses, and differences in portfolio size and investments. Prior performance of each Sub-Adviser is not indicative of future rates of return and is no indication of future performance of the Fund.

^ The Russell 1000 Growth Index is an unmanaged index consisting of those Russell 1000 securities (representing the 1000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and forecasted growth values than securities in the value universe. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

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MassMutual Select Destination Retirement 2050 Fund

Investment Objective

The Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

Principal Investment Strategies and Risks

The Fund is a “fund of funds” and seeks to achieve its investment objective by investing in a combination of equity, fixed income and money market funds advised by MassMutual or a control affiliate of MassMutual (“Underlying Funds”) using an asset allocation strategy designed for investors expecting to retire around the year 2050. Underlying Funds can include MassMutual Select Funds, MassMutual Premier Funds and Oppenheimer Funds, which are advised by OppenheimerFunds, Inc. (“OFI”).

•

Assets are allocated among Underlying Funds according to an asset allocation strategy that becomes increasingly conservative until it reaches 25% in equity funds and 75% in fixed-income funds, including money market funds (approximately five to ten years after the year 2050).

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller and Mid-Cap Company Risk, Growth Company Risk, Value Company Risk, Over-the-Counter Risk and Leveraging Risk.

These Risks are described beginning on page 11.

More Principal Investment Strategies and Risks

MassMutual invests the Destination Retirement 2050 Fund’s assets in a combination of domestic and international Underlying Funds. The target asset allocation strategy for the Destination Retirement 2050 Fund is designed to provide an approach to asset allocation that is neither overly aggressive nor overly conservative for the Fund’s retirement date.

(1)	OFI is a majority owned, indirect subsidiary of MassMutual. MassMutual Select Funds, MassMutual Premier Funds and Oppenheimer Funds are offered in separate prospectuses.

MassMutual allocates the assets of the Destination Retirement 2050 Fund among Underlying Funds according to an asset allocation strategy that becomes increasingly conservative over time. The Fund’s name refers to the approximate retirement year of the investors for whom the Fund’s asset allocation strategy is designed.

MassMutual Select Destination Retirement Income Fund is designed for investors in their retirement years. MassMutual allocates the Fund’s assets according to a stable target asset allocation that emphasizes fixed-income and money market funds but also includes a smaller allocation to equity funds. The Destination Retirement Income Fund is offered in a separate prospectus, dated April 2, 2007.

When the target asset allocation of the Destination Retirement 2050 Fund matches the MassMutual Select Destination Retirement Income Fund’s2 target asset allocation (approximately five to ten years after the Fund’s retirement date), it is expected that the Fund will be combined with the Destination Retirement Income Fund and the Fund’s shareholders will become shareholders of the Destination Retirement Income Fund. This may be done without a vote of shareholders if the Trust’s Board of Trustees determines at the time of the proposed combination that combining the Funds is in the best interests of the Funds and their shareholders. The objectives and policies stated above are non-fundamental and therefore may be changed by the Board of Trustees of the Trust without the consent of shareholders. Shareholders of the Destination Retirement 2050 Fund will be notified in writing prior to its combination with the Destination Retirement Income Fund.

MassMutual intends to manage the Destination Retirement 2050 Fund according to its target asset allocation strategy, and does not intend to trade actively among Underlying Funds or intend to attempt to capture short-term market opportunities. However, MassMutual may modify the target asset allocation strategy for the Destination Retirement 2050 Fund and modify the selection of Underlying Funds for the Destination Retirement 2050 Fund from time to time.

Assuming a retirement age of 65, the Destination Retirement 2050 Fund is appropriate for investors anticipating to retire between 2046 and 2055.

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The following table lists the Destination Retirement 2050 Fund’s approximate asset allocation among equity and fixed income & short term/money market funds as of December 17, 2007. The table also lists the approximate asset allocation, as of December 17, 2007, to certain Underlying Funds in which the Destination Retirement 2050 Fund currently invests 5% or more. Other Underlying Funds in which the Destination Retirement 2050 Fund currently invests are listed below the table. MassMutual may change these percentages at any time and may invest in any other Underlying Funds, including any Underlying Funds that may be created in the future.

Investment Option Categories	Destination Retirement 2050

Equity	95.0%
Domestic Equity
Select Fundamental Value (Wellington)	9.0%
Select Large Cap Value (Davis)	5.5%
Select Diversified Value (AllianceBernstein)	5.5%
Premier Enhanced Index Value (Babson Capital)	6.3%
Select Aggressive Growth (Sands Capital/DMC)	7.3%
Select Blue Chip Growth (T. Rowe Price)	5.0%
Premier Enhanced Index Growth (Babson Capital)	9.8%

International Equity
Select Overseas (Harris/MFS)	10.2%
Select Diversified International (AllianceBernstein)	5.4%
Premier International Equity (OFI Institutional)	5.4%

Fixed Income & Short Term/Money Market	5.0%

Note: The allocation percentages have been rounded to one decimal place. The allocation among equity and fixed income & short term/money market funds may therefore not equal 100%.

Other Underlying Funds in which the Destination Retirement 2050 Fund currently invests include: Premier Value (OFI Institutional), Premier Capital Appreciation (OFI), Select Focused Value (Harris/Cooke & Bieler), Select Mid Cap Value (Cooke & Bieler), Select Mid Cap Growth Equity (Turner/Wellington), Select Mid Cap Growth Equity II (T. Rowe Price), Select Small Company Value (Clover/T. Rowe Price/Earnest Partners), Select Small Cap Value Equity (SSqA FM), Select Emerging Growth (DMC/Insight Capital), Select Small Cap Growth Equity (Waddell & Reed/Wellington), Select Small Company Growth (Mazama/Eagle), Select Small Cap Core Equity (GSAM), Premier Main Street Small Cap (OFI Institutional), Premier Core Bond (Babson Capital), Premier Diversified Bond (Babson Capital), Premier Strategic Income (OFI Institutional) and Premier Inflation-Protected Bond (Babson Capital).

–  9  –

Annual Performance

The Fund began operations December 17, 2007, and therefore has no performance history. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

Average Annual Total Returns

Because this Fund is new, there is no table which shows how the Fund’s returns have deviated from the broad market.

Expense Information

	Class L
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.05%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses(1)	.55%
Acquired Fund Fees and Expenses(2)	.82%
Total Annual Fund Operating Expenses	1.42%

Less Expense Reimbursement	(.35%	)
Net Fund Expenses(3)(4)	1.07%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Class L shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class L	$109	$408

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	Other expenses are based on estimated amounts for the first fiscal year of the Fund.

(2)	Acquired Fund fees and expenses represent approximate expenses to be borne indirectly by the Fund in its first fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(3)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses), excluding Acquired Fund fees and expenses, through March 31, 2009 to the extent that Net Fund Expenses would otherwise exceed .25% for Class L. The Net Fund Expenses shown in the above table may exceed this amount, because Acquired Fund fees and expenses are excluded from the cap. The agreement cannot be terminated unilaterally by MassMutual.

(4)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

–  10  –

Summary of Principal Risks

The value of your investment in a Fund changes with the values of the investments in a Fund’s portfolio. Many things can affect those values. Factors that may have an important or significant effect on a particular Fund’s portfolio as a whole are called “Principal Risks.” These Principal Risks are summarized in this section. The Funds could be subject to additional risks. Although the Funds strive to reach their stated goals, they cannot offer guaranteed results. You have the potential to make money in these Funds, but you can also lose money. For purposes of the Destination Retirement 2050 Fund, except as otherwise stated, references in this section to “the Funds” or “a Fund” may relate to the Fund, one or more Underlying Funds, or both.

•	Market Risk

Market risk is the general risk of unfavorable market-induced changes in the value of a security. A Fund is subject to market risk when it invests some or all of its assets in debt securities. Debt securities are obligations of an issuer to pay principal and/or interest at a fixed, variable or floating interest rate over a predetermined period. Payments of principal or interest may be at fixed intervals, only at maturity or upon the occurrence of stated events or contingencies. If interest rates rise close to or higher than the specified rate, those securities are likely to be worth less and the value of the Fund will likely fall. If interest rates fall, most securities held by a Fund paying higher rates of interest will likely be worth more, and the Fund’s value will likely increase.

This kind of market risk, also called interest rate risk, is generally greater for debt securities with longer maturities and portfolios with longer durations. “Duration” is the average of the periods remaining for payments of principal and interest on a Fund’s debt securities, weighted by the dollar amount of each payment. Even the highest quality debt securities are subject to interest rate risk. Market risk is generally greater for lower-rated securities or comparable unrated securities. The Destination Retirement 2050 Fund and one or more Underlying Funds are subject to this kind of market risk.

In the case of stocks and other equity securities (including convertible securities), market risk is the result of a number of factors, including general economic and market conditions, real or perceived changes in the prospects of the security’s issuer, changing interest rates and real or perceived economic and competitive industry conditions.

The Funds maintain substantial exposure to equities and do not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or even extended periods subjects the Funds to unpredictable declines in the value of their shares, as well as periods of poor performance. Market risk also includes specific risks affecting the companies whose shares are purchased by a Fund, such as management performance, financial leverage, industry problems and reduced demand for the issuer’s goods or services. The Diversified Growth Fund, the Destination Retirement 2050 Fund and one or more Underlying Funds are subject to this kind of market risk.

•

Credit Risk.  This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract or securities loan, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. There are varying degrees of credit risk, which are often reflected in credit ratings. Credit risk is particularly significant for a Fund to the extent it invests in below investment grade securities. These debt securities and similar unrated securities, which are commonly known as “junk bonds,” either have speculative elements or are predominantly speculative investments. Junk bonds may be subject to greater market fluctuations and greater risks of loss of income

Terms appearing in bold type are discussed in greater detail under “Additional Investment Policies and Risk Considerations.” Those sections also include more information about the Funds, their investments and the related risks.

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and principal than investment grade securities. A Fund that invests in foreign debt securities is also subject to increased credit risk because of the difficulties of requiring foreign entities, including issuers of sovereign debt, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

•

Management Risk.  Management risk is the chance that poor security selection will cause a Fund to underperform other funds with similar investment objectives. A Fund’s investment adviser or sub-adviser manages the Fund according to the traditional methods of active investment management, which involves the buying and selling of securities based upon economic, financial and market analysis and investment judgment. A Fund’s investment adviser or sub-adviser applies its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired result.

•

Prepayment Risk.  Prepayment risk is the risk that principal will be repaid at a different rate than anticipated, causing the return on securities to be less than expected when purchased. The Funds are also subject to reinvestment risk, which is the chance that cash flows from securities (including securities that are prepaid) will be reinvested at lower rates if interest rates fall.

•

Liquidity Risk.  Liquidity risk exists when particular investments are difficult to sell. A Fund may not be able to sell these illiquid securities at the best prices. Investments in derivatives, foreign securities and securities having small market capitalization, substantial market and/or credit risk, and unregistered or restricted securities tend to involve greater liquidity risk.

•

Derivative Risk.  A Fund may, but will not necessarily, use derivatives, which are financial contracts whose values depend upon, or are derived from, the value of an underlying asset, reference rate or index. Derivatives may relate to stocks, bonds, interest rates, currencies, credit exposures, currency exchange rates, commodities, related indexes or other assets. The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. Derivatives are subject to a number of potential risks. Derivative products are highly specialized instruments that may require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument or index but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. (For example, successful use of a credit default swap may require, among other things, an understanding of both the credit of the company to which it relates and of the way the swap is likely to respond to changes in various market conditions and to factors specifically affecting the company.) The use of derivatives involves the risk that a loss may be sustained as a result of the failure of another party to the contract (typically referred to as a “counterparty”) to make required payments or otherwise to comply with the contract’s terms. Derivative transactions can create investment leverage and may be highly volatile. When a Fund uses a derivative instrument, it could lose more than the principal amount invested. Since the values of derivatives are calculated and derived from the values of other assets, reference rates, or indexes, there is greater risk that derivatives will be improperly valued. Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates or indexes they are designed to hedge or to track closely, and the risk that a derivative transaction may not have the effect the Fund’s investment adviser or sub-adviser anticipated. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. A liquid secondary market may not always exist for the Fund’s derivative positions at any time. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price. Use of derivatives may increase the amount of taxes payable by shareholders. Although the use of derivatives is

–  12  –

intended to enhance a Fund’s performance, it may instead reduce returns and increase volatility.

•

Foreign Investment Risk.  Funds investing in foreign securities may experience more rapid and extreme changes in value than funds which invest solely in U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. In addition, foreign companies are usually not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund’s non-U.S. investments. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment. Economic downturns in certain regions, such as Southeast Asia, can also adversely affect other countries whose economies appear to be unrelated.

Funds may also invest in foreign securities known as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). ADRs, GDRs and EDRs, which may be sponsored or unsponsored, represent securities or a pool of securities of an underlying foreign or, in the case of GDRs and EDRs, U.S. or non-U.S. issuer. They are subject to many of the same risks as foreign securities. ADRs, GDRs and EDRs are more completely described in the Statement of Additional Information.

•

Emerging Markets Risk.  A Fund may invest in issuers located in emerging markets, subject to the applicable restrictions on foreign investments, when the investment adviser or sub-adviser deems those investments are consistent with the Fund’s investment objectives and policies. Emerging markets are generally considered to be the countries having “emerging market economies” based on factors such as the country’s foreign currency debt rating, its political and economic stability, the development of its financial and capital markets and the level of its economy. Investing in securities from emerging markets involves special risks, including less liquidity and more price volatility than securities of comparable domestic issuers or in established foreign markets. Emerging markets also may be concentrated towards particular industries. There may also be different clearing and settlement procedures, or an inability to handle large volumes of transactions. These factors could result in settlement delays and temporary periods when a portion of a Fund’s assets is not invested and could cause a loss in value due to illiquidity.

•

Currency Risk.  A Fund is subject to currency risk to the extent that it invests in securities of foreign companies that are traded in, and receive revenues in, foreign currencies. Currency risk is caused by uncertainty in foreign currency exchange rates. Fluctuations in the value of the U.S. dollar relative to foreign currencies may enhance or diminish returns that a U.S. investor would receive on foreign investments. A Fund may, but will not necessarily, engage in foreign currency transactions in order to protect against fluctuations in the value of holdings denominated in or exposed to other currencies. Those currencies can decline in value relative to the U.S. dollar, or, in the case of hedging positions, the U.S. dollar can decline in value relative to the currency hedged. A Fund’s investment in foreign currencies may increase the amount of ordinary income recognized by the Fund.

•

Smaller and Mid-Cap Company Risk.  Market risk and liquidity risk are particularly pronounced for stocks of smaller companies. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Although mid-cap companies are larger than smaller companies, they may have many of the same risks.

•

Growth Company Risk.  Market risk is also particularly pronounced for “growth” companies. The prices of growth company securities may fall to a greater extent than the overall equity markets (represented by the S&P 500® Index) due to changing economic, political or market factors. Growth company securities tend to be more volatile in terms of price swings and trading volume. Growth companies, especially technology related companies, have seen

–  13  –

dramatic rises and falls in stock valuations. The Funds have the risk that the market may deem their stock prices over-valued, which could cause steep and/or volatile price swings. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

•

Value Company Risk.  The value investment approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

•

Over-the-Counter Risk.  OTC transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and funds that invest in these stocks may experience difficulty in purchasing or selling these securities at a fair price.

•

Leveraging Risk.  When a Fund borrows money or otherwise leverages its portfolio, the value of an investment in that Fund will be more volatile and all other risks will tend to be compounded. A Fund may take on leveraging risk by investing collateral from securities loans, by using derivatives and by borrowing money to repurchase shares or to meet redemption requests. Leveraging may increase the assets on which the investment adviser’s or sub-adviser’s fee is based. A Fund’s use of derivatives may create investment leverage in its portfolio.

–  14  –

Principal Risks by Fund

The following chart summarizes the Principal Risks of each Fund. A particular Fund may, however, still have non-Principal risks not identified in this chart.

Fund	Market Risk	Credit Risk	Manage- ment Risk	Pre- payment Risk	Liquidity Risk	Derivative Risk	Foreign Invest- ment Risk	Emerging Markets Risk	Currency Risk	Smaller and Mid-Cap Company Risk	Growth Company Risk	Value Company Risk	Over- the- Counter Risk	Lever- aging Risk

Diversified Growth Fund	X	X	X		X	X	X			X	X			X

Destination Retirement 2050 Fund	X	X	X	X	X	X	X	X	X	X	X	X	X	X

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About the Investment Adviser and Sub-Advisers

Massachusetts Mutual Life Insurance Company (“MassMutual”) located at 1295 State Street, Springfield, Massachusetts 01111, is the Funds’ investment adviser and is responsible for providing all necessary investment management and administrative services. Founded in 1851, MassMutual is a mutual life insurance company that provides a broad range of insurance, money management, retirement and asset accumulation products and services for individuals and businesses. As of December 31, 2006, MassMutual, together with its subsidiaries, had assets under management in excess of $455 billion.

MassMutual will be paid an investment management fee based on a percentage of each Fund’s average daily net assets as follows: .70% for the Diversified Growth Fund and .05% for the Destination Retirement 2050 Fund.

A discussion regarding the basis for the board of trustees approving the investment advisory contracts of the Funds will be available in the Funds’ annual report to shareholders dated December 31, 2007.

Each Fund also pays MassMutual an administrative and shareholder service fee at an annual rate based on a percentage of daily net assets for the L share class. The fees for the L share class of the Diversified Growth Fund and the Destination Retirement 2050 Fund, respectively, are .30% and .16%.

MassMutual, as the Destination Retirement 2050 Fund’s investment adviser, administers the asset allocation program for the Destination Retirement 2050 Fund. This function is performed by MassMutual’s Asset Allocation Committee, led by Kristin Fafard, CFA. Ms. Fafard joined MassMutual in 2003 as Managing Director for the MassMutual Retirement Services Investment Services Group. She leads a team of investment professionals who conduct money manager research for the MassMutual Investment Program. Prior to joining MassMutual, Ms. Fafard worked in various positions at Allmerica Financial, including investment consulting for the company’s variable and group retirement products, and stable value risk analysis. In addition to Ms. Fafard, the regular members of MassMutual’s Asset Allocation Committee include Bruce Picard Jr., CFA and Frederick (Rick) Schulitz. Mr. Schulitz joined MassMutual in 2006 as an Investment Consultant. Prior to joining MassMutual, Mr. Schulitz held Director positions at Prudential Retirement and ING, covering retirement and investment marketing, communications and strategic alliances. Mr. Picard joined MassMutual in 2005 as Investment Consultant. Prior to joining MassMutual, Mr. Picard was a Vice President at Loomis, Sayles & Co. LP, where he worked in various positions covering research, portfolio analysis and product development for the company’s Specialty Growth and mutual fund units.

Ms. Fafard and the MassMutual Retirement Services Investment Services Group are also responsible for determining the allocation of portfolio assets and/or cash flows among Sub-Advisers for those Funds with multiple sub-advisers.

MassMutual contracts with the following Sub-Advisers to help manage the Diversified Growth Fund:

Legg Mason Capital Management, Inc. (“Legg Mason”), located at 100 Light Street, Baltimore, Maryland 21202, manages a portion of the portfolio of the Diversified Growth Fund. Legg Mason is a wholly-owned subsidiary of Legg Mason, Inc., a financial services holding company. As of September 30, 2007, Legg Mason had approximately $68 billion in assets under management.

Robert Hagstrom

is primarily responsible for the day-to-day management of a portion of the Diversified Growth Fund. Mr. Hagstrom has been employed by one or more subsidiaries of Legg Mason Inc. since 1998. He currently serves as Senior Vice President for Legg Mason Capital Management, Inc. Mr. Hagstrom is a Chartered Financial Analyst and is a member of the Association of Investment Management & Research and the Financial Analysts of Philadelphia.

–  16  –

T. Rowe Price Associates, Inc. (“T. Rowe Price”), located at 100 East Pratt Street, Baltimore, Maryland 21202, manages a portion of the portfolio of the Diversified Growth Fund. T. Rowe Price, a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly-traded financial services holding company, has been managing assets since 1937. As of September 30, 2007, T. Rowe Price had approximately $396.8 billion in assets under management.

Larry J. Puglia

is the portfolio manager of a portion of the Diversified Growth Fund. Mr. Puglia, investment advisory committee chairman of the T. Rowe Price Blue Chip Growth Fund, has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the portfolio’s investment program. He is a Chartered Financial Analyst and a Certified Public Accountant, and a Vice President of T. Rowe Price Associates, Inc. Mr. Puglia has been the lead portfolio manager for the U.S. Large-Cap Core Growth Strategy for T. Rowe Price since 1997 and has been managing its Large-Cap Core Growth Portfolios since 1993. He also serves on the investment advisory committee of T. Rowe Price’s Institutional U.S. Large-Cap Growth Strategy. Mr. Puglia joined T. Rowe Price in 1990.

Wellington Management Company, LLP (“Wellington Management”), a Massachusetts limited liability partnership with principal offices located at 75 State Street, Boston, Massachusetts 02109, manages a portion of the portfolio of the Diversified Growth Fund. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of September 30, 2007, Wellington Management had investment management authority with respect to approximately $607 billion in assets.

Mammen Chally

has served as portfolio manager of a portion of the Diversified Growth Fund since its inception in 2007. Mr. Chally, a Chartered Financial Analyst, is a Vice President and Equity Portfolio Manager of Wellington Management and joined the firm in 1994 and has been an investment professional since 1996.

James A. Rullo

has served as portfolio manager of a portion of the Diversified Growth Fund since its inception in 2007. Mr. Rullo, a Chartered Financial Analyst, is a Senior Vice President of Wellington Management and Director of the Quantitative Investment Group. Mr. Rullo joined Wellington Management as an investment professional in 1994.

The Trust’s Statement of Additional Information (“SAI”) provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio managers and each portfolio manager’s ownership of securities in the relevant Fund.

MassMutual has received exemptive relief from the SEC to permit MassMutual to change sub-advisers or hire new sub-advisers for one or more Funds from time to time without obtaining shareholder approval. Normally, shareholders are required to approve investment sub-advisory agreements. Several other mutual fund companies have received similar relief. MassMutual believes having this authority is important, because it allows MassMutual to remove and replace a sub-adviser in a quick, efficient and cost-effective fashion when, for example, its performance is inadequate or the sub-adviser no longer is able to meet a Fund’s investment objective and strategies. The shareholders of each Fund have previously approved this arrangement. Pursuant to the exemptive relief, MassMutual will provide to a Fund’s shareholders, within 90 days of the hiring of a new sub-adviser, an information statement describing the new sub-adviser.

–  17  –

About the Classes of Shares – Multiple Class Information

Each Fund offers five Classes of shares: Class S, Class Y, Class L, Class A and Class N. The shares offered by this prospectus are Class L shares. Class A shares have up-front sales charges and Class N shares have contingent deferred sales charges. Only Class A and Class N shares charge Rule 12b-1 fees.

Class S, Class Y and Class L shares are primarily offered to institutional investors through institutional distribution channels, such as employer-sponsored retirement plans or through broker-dealers, financial institutions or insurance companies. Class A and N shares are primarily offered through other distribution channels, such as broker-dealers or financial institutions. The different Classes have different fees, expenses and/or minimum investor size requirements. The difference in the fee structures among the Classes is the result of their separate arrangements for shareholder and distribution services and is not the result of any difference in amounts charged by MassMutual for investment advisory services. Accordingly, management fees do not vary by Class. Different fees and expenses of a Class will affect performance of that Class. For actual past expenses of each share class, see the fund-by-fund information earlier in this prospectus. Investors may receive different levels of service in connection with investments in different classes of shares and intermediaries may receive different levels of compensation in connection with each share class. For additional information, call us toll free at 1-888-309-3539 or contact a sales representative or financial intermediary who offers the Classes.

Except as described below, all Classes of shares of a Fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the various Classes are: (a) each Class may be subject to different expenses specific to that Class; (b) each Class has a different Class designation; (c) each Class has exclusive voting rights with respect to matters solely affecting such Class; (d) each Class offered in connection with a Rule 12b-1 Plan will bear the expense of the payments that would be made pursuant to that Rule 12b-1 Plan, and only that Class will be entitled to vote on matters pertaining to that Rule 12b-1 Plan; and (e) each Class will have different exchange privileges.

Each Class of a Fund’s shares invests in the same portfolio of securities. Because each Class will have different expenses, they will likely have different share prices. All Classes of shares are available for purchase by insurance company separate investment accounts.

Class L shares of the Funds may also be purchased by the following Eligible Purchasers:

•

Qualified plans under Section 401(a) of the Internal Revenue Code of 1986 as amended (the “Code”), Code Section 403(b) plans, Code Section 457 plans and non-qualified deferred compensation plans, where plan assets of the employer generally exceed or are expected to exceed $1 million; and

•	Other institutional investors with assets generally in excess of $1 million.

Additional Information.

An institutional investor or plan may be permitted to purchase shares of a class even if the institutional investor or plan does not meet the minimum investment amounts set forth above, if MML Distributors, LLC (the “Distributor”) or MassMutual as applicable, determines that the expected size (over time), servicing needs, or distribution or servicing costs for the institutional investor or plan are comparable to those of institutional investors or plans eligible to purchase shares of that class.

Eligible Purchasers must have an agreement with MassMutual or a MassMutual affiliate to purchase shares. Class L shares are generally sold in connection with the use of an intermediary performing third party administration and/or other shareholder services.

Shareholder and Distribution Fees.  Class L shares of each Fund are purchased directly from the Trust without a front-end sales charge. Therefore, 100% of an Investor’s money is invested in the Fund or Funds of its choice. Class L shares do not have deferred sales charges or any Rule 12b-1 fees.

Compensation to Intermediaries

The Distributor may directly, or through MassMutual, pay a sales concession of up to 1.00% of the purchase price of Class L shares to brokers or other financial intermediaries from its own resources at the time of sale. In addition, MassMutual may

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directly, or through the Distributor, pay up to .25% of the amount invested to intermediaries who provide services on behalf of Class L shares. This compensation is paid by MassMutual, not from Fund assets. The payments on account of Class L shares will be based on criteria established by MassMutual. In the event that amounts paid by the Funds to MassMutual as administrative or management fees are deemed indirect financing of distribution or servicing costs for Class L shares, the Funds have adopted distribution and servicing plans (i.e., Rule 12b-1 Plans) authorizing such payments. No additional fees are paid by the Funds under these plans. Annual compensation paid on account of Class L shares will be paid quarterly, in arrears.

MassMutual may also make payments, out of its own assets, to intermediaries, including broker-dealers, insurance agents and other service providers, that relate to the sale of the Funds or certain of MassMutual’s variable annuity contracts for which the Funds are underlying investment options.

This compensation may take the form of:

•	Payments to administrative service providers that provide enrollment, recordkeeping and other services to pension plans;

•	Cash and non-cash benefits, such as bonuses and allowances or prizes and awards, for certain brokers, administrative service providers and MassMutual insurance agents;

•	Payments to intermediaries for, among other things, training of sales personnel, conference support, marketing or other services provided to promote awareness of MassMutual’s products;

•

Payments to broker-dealers and other intermediaries that enter into agreements providing the Distributor with access to representatives of those firms or with other marketing or administrative services; and

•	Payments under agreements with MassMutual not directly related to the sale of specific variable annuity contracts or the Funds, such as educational seminars and training or pricing services.

These compensation arrangements are not offered to all intermediaries and the terms of the arrangements may differ among intermediaries. These arrangements may provide an intermediary with an incentive to recommend one mutual fund over another, one share class over another, or one insurance or annuity contract over another. You may want to take these compensation arrangements into account when evaluating any recommendations regarding the Funds or any contract using the Funds as investment options. You may contact your intermediary to find out more information about the compensation they may receive in connection with your investment.

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Investing In The Funds

Buying, Redeeming and Exchanging Shares

The Funds sell their shares at a price equal to their net asset value (“NAV”) plus any initial sales charge that applies. The Funds generally determine their NAV at the market close (usually 4:00 p.m. Eastern Time) every day the New York Stock Exchange (“NYSE”) is open (“Business Day”). Your purchase order will be priced at the next NAV calculated after the order is received in good form by the transfer agent, MassMutual or another intermediary authorized for this purpose. The Funds will suspend selling their shares during any period when the determination of NAV is suspended. The Funds can reject any purchase order (generally within one business day) and can suspend purchases if it is in their best interest.

The Funds redeem their shares at their next NAV computed after your redemption request is received and accepted by the transfer agent, MassMutual or another intermediary. You will usually receive payment for your shares within 7 days after your redemption request is received in good form. If, however, you request redemption of shares recently purchased by check, you may not receive payment until the check has been collected, which may take up to 15 days from time of purchase. The Funds can also suspend or postpone payment, when permitted by applicable law and regulations.

You can exchange shares of one Fund for the same class of shares of another Fund. An exchange is treated as a sale of shares in one Fund and a purchase of shares in another Fund at the NAV next determined after the exchange request is received and accepted by the transfer agent, MassMutual or another intermediary. The Funds have been informed by MassMutual’s Retirement Services division, which serves as a Recordkeeper for MassMutual’s retirement plan customers, that it intends to implement a new excessive trading monitoring policy that will affect all investment options, including the Funds, available to MassMutual’s retirement plan customers. Plan participants will be prohibited from transferring into most mutual funds and similar investment options if they have transferred into and out of the same option within the previous 60 days. Certain options will not be subject to this rule. This rule will not prohibit plan participants from transferring out of any option at any time. MassMutual is expected to adopt a similar policy with respect to its IRA customers. Beginning sometime after February 4, 2008, the Trust, including the Funds, is expected to implement a similar policy. Your right to exchange shares is subject to applicable regulatory requirements or contractual obligations. The Funds may limit, restrict or refuse exchange purchases, if, in the opinion of MassMutual:

•	you have engaged in excessive trading;

•	a Fund receives or expects simultaneous orders affecting significant portions of the Fund’s assets;

•	a pattern of exchanges occurs which coincides with a market timing strategy; or

•	the Fund would be unable to invest the funds effectively based on its investment objectives and policies, or if the Fund would be adversely affected.

Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds do not accommodate excessive trading and/or market timing activity. Excessive trading and/or market timing activity involving the Funds can disrupt the management of the Funds. These disruptions can result in increased expenses and can have an adverse effect on fund performance.

MassMutual has adopted policies and procedures to help identify those individuals or entities MassMutual determines may be engaging in excessive trading and/or market timing trading activities. MassMutual monitors trading activity to enforce these procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Therefore, despite MassMutual’s efforts to prevent excessive trading and/or market timing trading activities, there can be no assurance that MassMutual will be able to identify all those who trade excessively or employ a market timing strategy and curtail their trading in every instance.

The monitoring process involves scrutinizing transactions in fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Trading activity identified by either, or a combination, of these factors, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might constitute excessive trading and/or market timing activity. When trading activity is determined by a Fund or MassMutual, in their sole

–  20  –

discretion, to be excessive in nature, certain account-related privileges, such as the ability to place purchase, redemption and exchange orders over the internet, may be suspended for such account.

The Funds reserve the right to modify or terminate the exchange privilege as described above on 60 days written notice.

The Funds do not accept purchase, redemption or exchange orders or compute their NAVs on days when the NYSE is closed. This includes: weekends, Good Friday and all federal holidays other than Columbus Day and Veterans Day. Certain foreign markets may be open on days when the Funds do not accept orders or price their shares. As a result, the NAV of a Fund’s shares may change on days when you will not be able to buy or sell shares.

Determining Net Asset Value

The Trust calculates the NAV of each class of shares of each Fund separately. The NAV for shares of a class of a Fund is determined by adding the current value of all of the Fund’s assets attributable to that class, subtracting the liabilities attributable to that class and then dividing the resulting number by the total outstanding shares of the class. The assets of the Destination Retirement 2050 Fund consist primarily of shares of the Underlying Funds, which are valued at their respective NAVs.

Each Fund’s assets are valued based on market value of the Fund’s total portfolio. Securities are typically valued on the basis of valuations furnished by a pricing service. However, valuation methods approved by the Fund’s Board of Trustees which are intended to reflect fair value may be used by the Trust’s Investment Pricing Committee when pricing service information is not readily available or when a security’s value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a Fund’s value for a security is likely to be different from the last quoted market price or pricing service information. Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

The Funds’ valuation methods are more fully described in the Statement of Additional Information.

How to Invest

When you buy shares of a Fund through an agreement with MassMutual, your agreement will describe how you need to submit buy, sell and exchange orders. Purchase orders must be accompanied by sufficient funds. You can pay by check or Federal Funds wire transfer. You must submit any buy, sell or exchange orders in “good form” as described in your agreement.

Taxation and Distributions

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a regulated investment company, a Fund will not be subject to Federal income taxes on its ordinary income and net realized capital gain distributed to its shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders. In general, a Fund that fails to distribute at least 98% of such income and gain in the one-year period ending October 31 (or later if the Fund is permitted to elect and so elects) in which earned will be subject to a 4% excise tax on the undistributed amount. Many investors, including most tax qualified plan investors, may be eligible for preferential Federal income tax treatment on distributions received from a Fund and dispositions of Fund shares. This Prospectus does not attempt to describe in any respect such preferential tax treatment. Any prospective investor that is a trust or other entity eligible for special tax treatment under the Code that is considering purchasing shares of a Fund, including either directly or indirectly through a life insurance company separate investment account, should consult its tax advisers about the Federal, state, local and foreign tax consequences particular to it, as should persons considering whether to have amounts held for their benefit by such trusts or other entities investing in shares of a Fund.

Investors are generally subject to Federal income taxes on distributions received in respect of their shares. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than by how long the shareholder held the shares. Distributions of a Fund’s ordinary income and short-term capital

–  21  –

gains (i.e. gains from capital assets held for one year or less) are taxable to the shareholder as ordinary income whether received in cash or additional shares. Certain designated dividends may be eligible for the dividends-received deduction for corporate shareholders. Designated capital gain dividends (relating to gains from capital assets held by a Fund for more than one year) are taxable as long-term capital gains in the hands of the investor whether distributed in cash or additional shares. For taxable years beginning on or before December 31, 2010, distributions of investment income designated by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level. Fixed income funds generally do not expect a significant portion of their distributions to be derived from qualified dividend income. Long-term capital gain rates applicable to individuals have been temporarily reduced, in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets for taxable years beginning on or before December 31, 2010.

The nature of each Fund’s distributions will be affected by its investment strategies. A Fund whose investment return consists largely of interest, dividends and capital gains from short-term holdings will distribute largely ordinary income. A Fund whose return comes largely from the sale of long-term holdings will distribute largely capital gain dividends. Distributions are taxable to a shareholder even though they are paid from income or gains earned by a Fund prior to the shareholder’s investment and thus were included in the NAV paid by the shareholder.

Each Fund intends to pay out as dividends substantially all of its net investment income (which comes from dividends and any interest it receives from its investments). Each Fund also intends to distribute substantially all of its net realized long- and short-term capital gains, if any, after giving effect to any available capital loss carryovers. For each Fund distributions, if any, are declared and paid at least annually. Distributions may be taken either in cash or in additional shares of the respective Fund at the Fund’s net asset value on the first business day after the record date for the distribution, at the option of the shareholder.

Any gain resulting from the exchange or redemption of an investor’s shares in a Fund will generally be subject to tax. A loss incurred with respect to shares of a Fund held for six months or less will be treated as a long-term capital loss to the extent of long-term capital gains dividends with respect to such shares.

A Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, such Fund’s yield on those securities would be decreased. Shareholders of the Funds generally will not be entitled to claim a credit or deduction with respect to foreign taxes.

In addition, a Fund’s investments in foreign securities (including fixed income securities and derivatives) or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing, amount, or character of the Fund’s distributions.

Under current law, dividends (other than capital gain dividends) paid by a Fund to a person who is not a “U.S. person” within the meaning of the Code (a “foreign person”) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, effective for taxable years of a Fund beginning before January 1, 2008, a Fund is not required to withhold any amounts with respect to (i) distributions of net short-term capital gains in excess of net long-term capital losses, and (ii) distributions of U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by a foreign person, in each case to the extent that the Fund properly designates such distributions.

The discussion above is very general. Shareholders should consult their tax adviser for more information about the effect that an investment in a Fund could have on their own tax situation, including possible state, local and foreign taxes. Also, this discussion does not apply to Fund shares held through tax-exempt retirement plans.

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Investment Performance

Similar account performance for the sub-advisers is provided solely to illustrate that sub-adviser’s performance in managing portfolios with investment objectives, policies and investment strategies substantially similar to the portion of the Diversified Growth Fund managed by the sub-adviser. The Diversified Growth Fund’s performance would have differed due to factors such as differences in cash flows into and out of the Fund, differences in fees and expenses, and differences in portfolio size and investments. Similar account performance is not indicative of future rates of return. Prior performance of the sub-advisers is no indication of future performance of the Diversified Growth Fund. In addition, for all of the sub-advisers, as applicable, the private account portfolios are not registered with the SEC and therefore are not subject to the limitations, diversification requirements and other restrictions to which the Diversified Growth Fund, as a registered mutual fund, is subject. The performance of the private accounts may have been adversely affected if they had been registered with the SEC.

The following chart summarizes the composite performance of each sub-adviser’s investment results for all accounts with investment objectives similar to that of the Diversified Growth Fund. Each sub-adviser’s similar account performance has been adjusted to reflect the fees and expenses of the Diversified Growth Fund’s Class L shares.

Sub-Adviser/Fund	Share Class	1 Year Return (%) as of 12/31/06	3 Year Return (%) as of 12/31/06	5 Year Return (%) as of 12/31/06	10 Year Return (%) as of 12/31/06

T. Rowe Price/
Diversified Growth Fund	L	9.56%	8.14%	4.38%	7.34%

Wellington Management/
Diversified Growth Fund	L	8.90%	7.28%	2.00%	N/A

Legg Mason/
Diversified Growth Fund	L	1.20%	4.30%	11.46%	10.97%

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ADDITIONAL INVESTMENT POLICIES

AND RISK CONSIDERATIONS

The Diversified Growth Fund and the Destination Retirement 2050 Fund, primarily through its investments in the Underlying Funds, may invest in a wide range of investments and engage in various investment-related transactions and practices. These practices are pursuant to non-fundamental policies and therefore may be changed by the Board of Trustees of the Trust without the consent of shareholders. Some of the more significant practices and some associated risks are discussed below. For purposes of the Destination Retirement 2050 Fund, except as otherwise stated, references in this section to “the Funds,” “each Fund” or “a Fund” may relate to the Fund, one or more Underlying Funds, or both.

Repurchase Agreements and Reverse Repurchase Agreements

Each Fund may engage in repurchase agreements and reverse repurchase agreements. A repurchase agreement is a contract pursuant to which a Fund agrees to purchase a security and simultaneously agrees to resell it at an agreed-upon price at a stated time, thereby determining the yield during the Fund’s holding period. A reverse repurchase agreement is a contract pursuant to which a Fund agrees to sell a security and simultaneously agrees to repurchase it at an agreed-upon price at a stated time. The Statement of Additional Information provides a detailed description of repurchase agreements, reverse repurchase agreements and related risks.

Securities Lending

Each Fund may seek additional income by making loans of portfolio securities of not more than 33% of its total assets taken at current value. Although lending portfolio securities may involve the risk of delay in recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially, loans will be made only to borrowers deemed by MassMutual and the Funds’ custodian to be in good standing.

Under applicable regulatory requirements and securities lending agreements (which are subject to change), the loan collateral received by a Fund when it lends portfolio securities must, on each business day, be at least equal to the value of the loaned securities. Cash collateral received by a Fund will be reinvested by the Fund’s securities lending agent in high quality, short term instruments, including bank obligations, U.S. Government securities, repurchase agreements, money market funds and U.S. dollar denominated corporate instruments with an effective maturity of one-year or less, including variable rate and floating rate securities, insurance company funding agreements and asset-backed securities. All investments of cash collateral by a Fund are for the account and risk of that Fund.

Hedging Instruments and Derivatives

Each Fund may buy or sell forward contracts and other similar instruments and may engage in foreign currency transactions (collectively referred to as “hedging instruments” or “derivatives”), as more fully discussed in the Statement of Additional Information.

The Funds may normally use derivatives:

•

to protect against possible declines in the market value of a Fund’s portfolio resulting from downward trends in the markets (for example, in the debt securities markets generally due to increasing interest rates);

•	to protect a Fund’s unrealized gains or limit its unrealized losses; and

•	to manage a Fund’s exposure to changing securities prices.

The Funds may also use derivatives to establish a position in the debt or equity securities markets as a temporary substitute for purchasing or selling particular securities and to manage the effective maturity or duration of fixed income securities in a Fund’s portfolio. The Funds do not currently intend to use derivatives for purposes which the Funds’ investment adviser or sub-adviser would consider speculative.

(1)

Forward Contracts – Each Fund may purchase or sell securities on a “when issued” or delayed delivery basis or may purchase or sell securities on a forward commitment basis (“forward contracts”). When such transactions are negotiated, the price is fixed at the time of commitment, but delivery and payment for the securities can take place a month or more after

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the commitment date. The securities so purchased or sold are subject to market fluctuations and no interest accrues to the purchaser during this period. While a Fund also may enter into forward contracts with the initial intention of acquiring securities for its portfolio, it may dispose of a commitment prior to settlement if the Fund’s investment adviser or sub-adviser deems it appropriate to do so.

(2)	Currency Transactions – The Funds may, but will not necessarily, engage in foreign currency transactions with counterparties in order to hedge the value of portfolio holdings denominated in or exposed to particular currencies against fluctuations in relative value.

For more information about forward contracts and currency transactions and the extent to which tax considerations may limit a Fund’s use of such instruments, see the Statement of Additional Information.

There can be no assurance that the use of hedging instruments and derivatives by a Fund will assist it in achieving its investment objective. Risks inherent in the use of these instruments include the following:

•	the risk that interest rates and securities prices will not move in the direction anticipated;

•	the imperfect correlation between the prices of a forward contract and the price of the securities being hedged; and

•	the Fund’s portfolio manager may not have the skills needed to manage these strategies.

As to forward contracts, the risk exists that the counterparty to the transaction will be incapable of meeting or unwilling to meet its commitment, in which case the desired hedging protection may not be obtained and the Fund may be exposed to risk of loss. As to currency transactions, risks exist that purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments which could result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations. It also could cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

Options and Futures Contracts

The Funds may engage in options transactions, such as writing covered put and call options on securities and purchasing put and call options on securities. These strategies are designed to increase a Fund’s portfolio return, or to protect the value of the portfolio, by offsetting a decline in portfolio value through the options purchased. Writing options, however, can only constitute a partial hedge, up to the amount of the premium, and due to transaction costs.

The Funds may also write covered call and put options and purchase call and put options on stock indexes in order to increase portfolio income or to protect the Fund against declines in the value of portfolio securities. In addition, the Funds may also purchase and write options on foreign currencies to protect against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired.

The Funds may also enter into stock index futures contracts and foreign currency futures contracts. These transactions are hedging strategies. They are designed to protect a Fund’s current or intended investments from the effects of changes in exchange rates or market declines. They may also be used for other purposes, such as an efficient means of adjusting a Fund’s exposure to certain markets; in an effort to enhance income; and as a cash management tool. A Fund will incur brokerage fees when it purchases and sells futures contracts. Futures contracts entail risk of loss in portfolio value if the Fund’s investment adviser or sub-adviser is incorrect in anticipating the direction of exchange rates or the securities markets.

The Funds may also purchase and write options on these futures contracts. This strategy also is intended to protect against declines in the values of portfolio securities or against increases in the costs of securities to be acquired. Like other options, options on futures contracts constitute only a partial hedge up to the amount of the premium, and due to transaction costs.

While these strategies will generally be used by a Fund for hedging purposes, there are risks. For example, the Fund’s investment adviser or sub-adviser may incorrectly forecast the direction of exchange rates or of the underlying securities index or markets. When these transactions are unsuccessful,

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the Fund may experience losses. When a Fund enters into these transactions to increase portfolio value (i.e., other than for hedging purposes), there is a liquidity risk that no market will arise for resale and the Fund could also experience losses. Options and Futures Contracts strategies and risks are described more fully in the Statement of Additional Information.

Foreign Securities

Investments in foreign securities offer potential benefits not available from investing solely in securities of domestic issuers, such as the opportunity to invest in foreign issuers that appear to offer growth potential, or to invest in foreign countries with economic policies or business cycles different from those of the United States or foreign stock markets that do not move in a manner parallel to U.S. markets, thereby diversifying risks of fluctuations in portfolio value.

Investments in foreign securities, however, entail certain risks, such as: the imposition of dividend or interest withholding or confiscatory taxes; currency blockages or transfer restrictions; expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Certain markets may require payment for securities before delivery. A Fund’s ability and decision to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets. Further, it may be more difficult for a Fund’s agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

Trading

A Fund’s investment adviser or sub-adviser may use trading as a means of managing the portfolios of the Fund in seeking to achieve their investment objectives. Transactions will occur when the investment adviser or sub-adviser believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether the goals discussed above will be achieved through trading depends on the investment adviser’s or sub-adviser’s ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. If such evaluations and expectations prove to be incorrect, a Fund’s income or capital appreciation could fall and its capital losses could increase. In addition, high portfolio turnover in any Fund can result in additional brokerage commissions to be paid by the Fund and can reduce a Fund’s return. It may also result in higher short-term capital gains that are taxable to shareholders.

Cash Positions/Temporary Defensive Positions

Each Fund may hold cash or cash equivalents to provide for expenses and anticipated redemption payments and so that an orderly investment program may be carried out in accordance with the Fund’s investment policies. In certain market conditions, a Fund’s investment adviser or sub-adviser may for temporary defensive purposes, invest in investment grade debt securities, government obligations, or money market instruments or cash equivalents. These temporary defensive positions may cause the Fund not to achieve its investment objective. These investments may also give the Fund liquidity and allow it to achieve an investment return during such periods, although the Fund still has the possibility of losing money.

Under normal circumstances, the Diversified Growth Fund will comply with its 80% investment requirement. However, the Fund may (but is not required to), from time to time, depart temporarily from its 80% investment requirement to avoid losses in response to adverse market, economic, political or other conditions, as well as other limited, appropriate circumstances, such as, but not limited to, unusually large cash flows or redemptions. Keep in mind that a temporary defensive strategy still has the possibility of losing money and may prevent the Fund from achieving its investment objective.

Mortgage-Backed Securities and CMOs

The Funds may invest in mortgage-backed securities and collateralized mortgage obligations (“CMOs”). These securities represent participation interests in pools of residential mortgage loans made by lenders such as banks and savings and loan associations. The pools are assembled for sale to investors (such as the

–  26  –

Funds) by government agencies and private issuers, which issue or guarantee the securities relating to the pool. Such securities differ from conventional debt securities which generally provide for periodic payment of interest in fixed or determinable amounts (usually semi-annually) with principal payments at maturity or specified call dates. Some mortgage-backed securities in which a Fund may invest may be backed by the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association); some are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of the Federal Home Loan Mortgage Corporation); and some are backed by only the credit of the issuer itself (e.g., private issuer securities). Those guarantees do not extend to the value or yield of the mortgage-backed securities themselves or to the NAV of a Fund’s shares. These issuers may also issue derivative mortgage backed securities such as CMOs.

The expected yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. The actual life of any particular pool will be shortened by any unscheduled or early payments of principal. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a Fund to differ from the yield calculated on the basis of the expected average life of the pool.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments may likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as do the values of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise to the extent that the values of other debt securities rise, because of the risk of prepayment. A Fund’s reinvestment of scheduled principal payments and unscheduled prepayments it receives may occur at times when available investments offer higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the Fund have a compounding effect which may increase the yield to the Fund more than debt obligations that pay interest semi-annually. Because of these factors, mortgage-backed securities may be less effective than bonds of similar maturity at maintaining yields during periods of declining interest rates. A Fund may purchase mortgage-backed securities at a premium or at a discount. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of their principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount.

Asset-Backed Securities

These securities, issued by trusts and special purpose entities, are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). The value of an asset-backed security is affected by changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Value is also affected if any credit enhancement has been exhausted. Payments of principal and interest passed through to holders of asset-backed securities are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security’s par value until exhausted. If the credit enhancement of an asset-backed security held by a Fund has been exhausted, and, if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment. The risks of investing in asset-backed securities are ultimately dependent upon payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which

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shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described above for prepayments of a pool of mortgage loans underlying mortgage-backed securities. However, asset-backed securities do not have the benefit of the same security interest in the underlying collateral as do mortgage-backed securities.

Dollar Roll Transactions

To take advantage of attractive financing opportunities in the mortgage market and to enhance current income, each of the Funds may engage in dollar roll transactions. A dollar roll transaction involves a sale by a Fund of a GNMA certificate or other mortgage backed securities to a financial institution, such as a bank or broker-dealer, concurrent with an agreement by the Fund to repurchase a similar security from the institution at a later date at an agreed upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Dollar roll transactions involve potential risks of loss which are different from those related to the securities underlying the transaction. The Statement of Additional Information gives a more detailed description of dollar roll transactions and related risks.

Lower Rated Debt Securities

While the Funds may invest in investment grade debt securities that are rated in the fourth highest rating category by at least one nationally recognized statistical rating organization (e.g., Baa3 by Moody’s Investors Service, Inc.) or, if unrated, are judged by the Fund’s investment adviser or sub-adviser to be of equivalent quality, such securities have speculative characteristics, are subject to greater credit risk, and may be subject to greater market risk than higher rated investment grade securities.

When Issued Securities

The Funds may purchase securities on a “when-issued” or on a “forward delivery” basis, which means securities will be delivered to the Fund at a future date beyond the settlement date. A Fund will not have to pay for securities until they are delivered. While waiting for delivery of the securities, the Fund will segregate sufficient liquid assets to cover its commitments. Although the Funds do not intend to make such purchases for speculative purposes, there are risks related to liquidity and market fluctuations prior to the Fund taking delivery.

Net Assets

For purposes of clarifying the term as used in this Prospectus, “Net Assets” includes any borrowings for investment purposes.

–  28  –

MASSMUTUAL SELECT FUNDS

1295 State Street

Springfield, Massachusetts 01111

Learning More About the Funds

You can learn more about the Funds by reading the Funds’ Annual and Semiannual Reports when they become available and the Statement of Additional Information (SAI). This information is available free upon request. In the Annual and Semiannual Reports, you will find a discussion of market conditions and investment strategies that significantly affected each Fund’s performance during the period covered by the Report and a listing of each Fund’s portfolio securities as of the end of such period. The SAI provides additional information about the Funds and will provide you with more detail regarding the organization and operation of the Funds, including their investment strategies. The SAI is incorporated by reference into this Prospectus and is therefore legally considered a part of this Prospectus.

How to Obtain Information

From MassMutual Select Funds:  You may request information about the Funds (including the Annual/Semiannual Reports and the SAI) or make shareholder inquiries by calling 1-888-309-3539 or by writing MassMutual Select Funds c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0111, Attention: Retirement Services Marketing. You may also obtain copies of the Annual/Semiannual Reports and the SAI free of charge at http://www.massmutual.com/retire.

From the SEC:  You may review and copy information about the Funds (including the SAI) at the SEC’s Public Reference Room in Washington, D.C. (call 1-202-942-8090 for information regarding the operation of the SEC’s public reference room). You can get copies of this information, upon payment of a copying fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at publicinfo@sec.gov. Alternatively, if you have access to the Internet, you may obtain information about the Funds from the SEC’s EDGAR database on its Internet site at http://www.sec.gov.

When obtaining information about the Funds from the SEC, you may find it useful to reference the Funds’ SEC file number: 811-8274.

MASSMUTUAL SELECT FUNDS

This Prospectus describes Class S shares of the following Funds:

Large Cap Growth	Sub-Advised by:
MassMutual Select Diversified Growth Fund	T. Rowe Price Associates, Inc./Wellington Management Company, LLP/Legg Mason Capital Management, Inc.

Asset Allocation/Lifecycle
MassMutual Select Destination Retirement 2050 Fund

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any statement to the contrary is a crime.

PROSPECTUS

December 17, 2007

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–  2  –

Summary Information

MassMutual Select Funds (the “Funds” or the “Trust”) provides a broad range of investment choices across the risk/return spectrum. The summary pages that follow describe the MassMutual Select Diversified Growth Fund’s and the MassMutual Select Destination Retirement 2050 Fund’s:

•	Investment objectives.

•	Principal Investment Strategies and Risks. A “Summary of Principal Risks” of investing in the Funds begins on page 11.

•	Fees and Expenses.

A description of the Trust’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ Statement of Additional Information.

There is no assurance that a Fund’s investment objective will be achieved, and you can lose money by investing in the Funds.

–  3  –

MassMutual Select Diversified Growth Fund

Investment Objective

The Fund seeks long-term growth of capital.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by investing primarily in U.S. common stocks. While most assets will be invested in U.S. common stocks, foreign securities, futures and options may also be purchased, in keeping with Fund objectives. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of mid- and large-capitalization companies. Mid- and large-capitalization companies are defined as those companies whose market capitalizations, at the time of purchase, are included in the range of companies in the Russell 1000® Growth Index. As of October 31, 2007, the range of capitalization of companies included in the Russell 1000 Growth Index was $838 million to $502.6 billion. Three Sub-Advisers manage the Fund, each being responsible for a portion of the portfolio, but not necessarily equal weighted. Each of the Fund’s Sub-Advisers may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.

T. Rowe Price Associates, Inc. (“T. Rowe Price”) invests in companies that it believes are well established in their industries and have the potential for above-average earnings growth. T. Rowe Price focuses on companies with leading market position, seasoned management and strong financial fundamentals. The investment approach reflects T. Rowe Price’s belief that solid company fundamentals (with emphasis on strong growth in earnings per share or operating cash flow) combined with a positive industry outlook will ultimately reward investors with strong investment performance. Some of the companies targeted will have good prospects for dividend growth.

In pursuing the Fund’s investment objective, T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Wellington Management Company, LLP (“Wellington Management”) invests primarily in common stocks of growth-oriented companies. Wellington Management uses a combination of bottom-up fundamental research and proprietary quantitative modeling to find growth stocks that it believes are attractively valued with a catalyst which may include solid management, strong competitive positions or attractive business models. Wellington Management will closely monitor the portfolio’s economic sector weightings relative to the Russell 1000 Growth Index.

Legg Mason Capital Management, Inc. (“Legg Mason”) invests in a limited number of stocks that it believes offer above-average growth potential and trade at a significant discount to Legg Mason’s assessment of their intrinsic value. The selection of common stocks is made through a process whereby companies are identified and selected as eligible investments by examining fundamental quantitative and qualitative aspects of the company, its management and its financial position as compared to its stock price. Legg Mason’s bottom up, fundamental investment strategy is based on the principle that a shareholder’s return from owning a stock is ultimately determined by the fundamental economics of the underlying business.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Smaller and Mid-Cap Company Risk, Growth Company Risk and Leveraging Risk.

These Risks are described beginning on page 11.

Annual Performance

The Fund began operations December 17, 2007, and therefore has no performance history. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

Average Annual Total Returns

Because this Fund is new, there is no table which shows how the Fund’s returns have deviated from the broad market.

–  4  –

Expense Information

Class S
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.70%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses(1)(2)	.30%
Total Annual Fund Operating Expenses	1.00%

Less Expense Reimbursement	(.20%)
Net Fund Expenses(3)(4)	.80%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Class S shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class S	$82	$296

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	Other Expenses are based on estimated amounts for the first fiscal year of the Fund.

(2)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses to be borne indirectly by the Fund in its first fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(3)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses), excluding Acquired Fund fees and expenses, through March 31, 2009 to the extent that Net Fund Expenses would otherwise exceed .80% for Class S. The Net Fund Expenses shown in the above table may exceed this amount, because Acquired Fund fees and expenses are excluded from the cap. The agreement cannot be terminated unilaterally by MassMutual.

(4)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

T. Rowe Price, Wellington Management and Legg Mason Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by each Sub-Adviser for all accounts with investment objectives, policies and investment strategies substantially similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

	Highest Quarter	Lowest Quarter
T. Rowe Price Composite	24.79%, 4Q 1998	-	17.17%, 1Q 2001
Wellington Management Composite	26.44%, 4Q 1998	-	20.04%, 3Q 2001
Legg Mason Composite	37.39%, 4Q 1998	-	23.31%, 3Q 2001

–  5  –

T. Rowe Price, Wellington Management and Legg Mason Average Annual Total

Returns for Similar Accounts*

(for the periods ended December 31, 2006)

The table compares each Sub-Adviser’s investment results for all accounts with investment objectives, policies and investment strategies substantially similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
T. Rowe Price Composite
Class S*	9.76%	4.58%	7.54%

Russell 1000 Growth Index^	9.07%	2.69%	5.44%

			Since Inception (1/1/98)
Wellington Management Composite
Class S*	9.10%	2.20%	4.17%

Russell 1000 Growth Index^	9.07%	2.69%	2.98%

			Ten Years
Legg Mason Composite
Class S*	1.40%	11.66%	11.18%

Russell 1000 Growth Index^	9.07%	2.69%	5.44%

* For T. Rowe Price and Wellington Management, performance shown is a composite of all discretionary, fee paying portfolios managed by T. Rowe Price or Wellington with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s S share class. For Legg Mason, performance shown is a composite of all discretionary, fee paying accounts with a minimum market value of $10 million managed by Legg Mason with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s S share class. From May 1, 2004 through September 30, 2005, the Legg Mason composite contains only accounts with a minimum market value of $25 million. Prior to May 1, 2004, the Legg Mason composite did not maintain a minimum market value requirement. For each Sub-Adviser, some of the portfolios are mutual funds registered under the Investment Company Act of 1940 (the “1940 Act”) and some are private accounts. The investment returns assume the reinvestment of dividends and capital gains distributions. The bar chart is based on Class S expenses. The composite performance is provided solely to illustrate each Sub-Adviser’s performance in managing such a portfolio and does not represent the historical performance of the MassMutual Select Diversified Growth Fund and should not be interpreted as being indicative of the future performance of the Fund. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The composite portfolios were not subject to all of the investment restrictions to which the Fund will be subject, including restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, each as amended, and no assurance can be given that the Fund’s performance would not have been lower had it been in operation during the periods for which composite and mutual fund performance information is shown. The Fund’s performance may have differed due to factors such as differences in cash flows into and out of the Fund, differences in fees and expenses, and differences in portfolio size and investments. Prior performance of each Sub-Adviser is not indicative of future rates of return and is no indication of future performance of the Fund.

^ The Russell 1000 Growth Index is an unmanaged index consisting of those Russell 1000 securities (representing the 1000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and forecasted growth values than securities in the value universe. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

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MassMutual Select Destination Retirement 2050 Fund

Investment Objective

The Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

Principal Investment Strategies and Risks

The Fund is a “fund of funds” and seeks to achieve its investment objective by investing in a combination of equity, fixed income and money market funds advised by MassMutual or a control affiliate of MassMutual (“Underlying Funds”) using an asset allocation strategy designed for investors expecting to retire around the year 2050. Underlying Funds can include MassMutual Select Funds, MassMutual Premier Funds and Oppenheimer Funds, which are advised by OppenheimerFunds, Inc. (“OFI”).

•

Assets are allocated among Underlying Funds according to an asset allocation strategy that becomes increasingly conservative until it reaches 25% in equity funds and 75% in fixed-income funds, including money market funds (approximately five to ten years after the year 2050).

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller and Mid-Cap Company Risk, Growth Company Risk, Value Company Risk, Over-the-Counter Risk and Leveraging Risk.

These Risks are described beginning on page 11.

More Principal Investment Strategies and Risks

MassMutual invests the Destination Retirement 2050 Fund’s assets in a combination of domestic and international Underlying Funds. The target asset allocation strategy for the Destination Retirement 2050 Fund is designed to provide an approach to asset allocation that is neither overly aggressive nor overly conservative for the Fund’s retirement date.

MassMutual allocates the assets of the Destination Retirement 2050 Fund among Underlying Funds

(1)	OFI is a majority owned, indirect subsidiary of MassMutual. MassMutual Select Funds, MassMutual Premier Funds and Oppenheimer Funds are offered in separate prospectuses.

according to an asset allocation strategy that becomes increasingly conservative over time. The Fund’s name refers to the approximate retirement year of the investors for whom the Fund’s asset allocation strategy is designed.

MassMutual Select Destination Retirement Income Fund is designed for investors in their retirement years. MassMutual allocates the Fund’s assets according to a stable target asset allocation that emphasizes fixed-income and money market funds but also includes a smaller allocation to equity funds. The Destination Retirement Income Fund is offered in a separate prospectus, dated April 2, 2007.

When the target asset allocation of the Destination Retirement 2050 Fund matches the MassMutual Select Destination Retirement Income Fund’s2 target asset allocation (approximately five to ten years after the Fund’s retirement date), it is expected that the Fund will be combined with the Destination Retirement Income Fund and the Fund’s shareholders will become shareholders of the Destination Retirement Income Fund. This may be done without a vote of shareholders if the Trust’s Board of Trustees determines at the time of the proposed combination that combining the Funds is in the best interests of the Funds and their shareholders. The objectives and policies stated above are non-fundamental and therefore may be changed by the Board of Trustees of the Trust without the consent of shareholders. Shareholders of the Destination Retirement 2050 Fund will be notified in writing prior to its combination with the Destination Retirement Income Fund.

MassMutual intends to manage the Destination Retirement 2050 Fund according to its target asset allocation strategy, and does not intend to trade actively among Underlying Funds or intend to attempt to capture short-term market opportunities. However, MassMutual may modify the target asset allocation strategy for the Destination Retirement 2050 Fund and modify the selection of Underlying Funds for the Destination Retirement 2050 Fund from time to time.

Assuming a retirement age of 65, the Destination Retirement 2050 Fund is appropriate for investors anticipating to retire between 2046 and 2055.

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The following table lists the Destination Retirement 2050 Fund’s approximate asset allocation among equity and fixed income & short term/money market funds as of December 17, 2007. The table also lists the approximate asset allocation, as of December 17, 2007, to certain Underlying Funds in which the Destination Retirement 2050 Fund currently invests 5% or more. Other Underlying Funds in which the Destination Retirement 2050 Fund currently invests are listed below the table. MassMutual may change these percentages at any time and may invest in any other Underlying Funds, including any Underlying Funds that may be created in the future.

Investment Option Categories	Destination Retirement 2050

Equity	95.0%
Domestic Equity
Select Fundamental Value (Wellington)	9.0%
Select Large Cap Value (Davis)	5.5%
Select Diversified Value (AllianceBernstein)	5.5%
Premier Enhanced Index Value (Babson Capital)	6.3%
Select Aggressive Growth (Sands Capital/DMC)	7.3%
Select Blue Chip Growth (T. Rowe Price)	5.0%
Premier Enhanced Index Growth (Babson Capital)	9.8%

International Equity
Select Overseas (Harris/MFS)	10.2%
Select Diversified International (AllianceBernstein)	5.4%
Premier International Equity (OFI Institutional)	5.4%

Fixed Income & Short Term/Money Market	5.0%

Note: The allocation percentages have been rounded to one decimal place. The allocation among equity and fixed income & short term/money market funds may therefore not equal 100%.

Other Underlying Funds in which the Destination Retirement 2050 Fund currently invests include: Premier Value (OFI Institutional), Premier Capital Appreciation (OFI), Select Focused Value (Harris/Cooke & Bieler), Select Mid Cap Value (Cooke & Bieler), Select Mid Cap Growth Equity (Turner/Wellington), Select Mid Cap Growth Equity II (T. Rowe Price), Select Small Company Value (Clover/T. Rowe Price/Earnest Partners), Select Small Cap Value Equity (SSqA FM), Select Emerging Growth (DMC/Insight Capital), Select Small Cap Growth Equity (Waddell & Reed/Wellington), Select Small Company Growth (Mazama/Eagle), Select Small Cap Core Equity (GSAM), Premier Main Street Small Cap (OFI Institutional), Premier Core Bond (Babson Capital), Premier Diversified Bond (Babson Capital), Premier Strategic Income (OFI Institutional) and Premier Inflation-Protected Bond (Babson Capital).

–  9  –

Annual Performance

The Fund began operations December 17, 2007, and therefore has no performance history. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

Average Annual Total Returns

Because this Fund is new, there is no table which shows how the Fund’s returns have deviated from the broad market.

Expense Information

	Class S
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.05%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses(1)	.40%
Acquired Fund Fees and Expenses(2)	.82%
Total Annual Fund Operating Expenses	1.27%

Less Expense Reimbursement	(.35%	)
Net Fund Expenses(3)(4)	.92%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Class S shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class S	$94	$361

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	Other expenses are based on estimated amounts for the first fiscal year of the Fund.

(2)	Acquired Fund fees and expenses represent approximate expenses to be borne indirectly by the Fund in its first fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(3)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses), excluding Acquired Fund fees and expenses, through March 31, 2009 to the extent that Net Fund Expenses would otherwise exceed .10% for Class S. The Net Fund Expenses shown in the above table may exceed this amount, because Acquired Fund fees and expenses are excluded from the cap. The agreement cannot be terminated unilaterally by MassMutual.

(4)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

–  10  –

Summary of Principal Risks

The value of your investment in a Fund changes with the values of the investments in a Fund’s portfolio. Many things can affect those values. Factors that may have an important or significant effect on a particular Fund’s portfolio as a whole are called “Principal Risks.” These Principal Risks are summarized in this section. The Funds could be subject to additional risks. Although the Funds strive to reach their stated goals, they cannot offer guaranteed results. You have the potential to make money in these Funds, but you can also lose money. For purposes of the Destination Retirement 2050 Fund, except as otherwise stated, references in this section to “the Funds” or “a Fund” may relate to the Fund, one or more Underlying Funds, or both.

•	Market Risk

Market risk is the general risk of unfavorable market-induced changes in the value of a security. A Fund is subject to market risk when it invests some or all of its assets in debt securities. Debt securities are obligations of an issuer to pay principal and/or interest at a fixed, variable or floating interest rate over a predetermined period. Payments of principal or interest may be at fixed intervals, only at maturity or upon the occurrence of stated events or contingencies. If interest rates rise close to or higher than the specified rate, those securities are likely to be worth less and the value of the Fund will likely fall. If interest rates fall, most securities held by a Fund paying higher rates of interest will likely be worth more, and the Fund’s value will likely increase.

This kind of market risk, also called interest rate risk, is generally greater for debt securities with longer maturities and portfolios with longer durations. “Duration” is the average of the periods remaining for payments of principal and interest on a Fund’s debt securities, weighted by the dollar amount of each payment. Even the highest quality debt securities are subject to interest rate risk. Market risk is generally greater for lower-rated securities or comparable unrated securities. The Destination Retirement 2050 Fund and one or more Underlying Funds are subject to this kind of market risk.

In the case of stocks and other equity securities (including convertible securities), market risk is the result of a number of factors, including general economic and market conditions, real or perceived changes in the prospects of the security’s issuer, changing interest rates and real or perceived economic and competitive industry conditions.

The Funds maintain substantial exposure to equities and do not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or even extended periods subjects the Funds to unpredictable declines in the value of their shares, as well as periods of poor performance. Market risk also includes specific risks affecting the companies whose shares are purchased by a Fund, such as management performance, financial leverage, industry problems and reduced demand for the issuer’s goods or services. The Diversified Growth Fund, the Destination Retirement 2050 Fund and one or more Underlying Funds are subject to this kind of market risk.

•

Credit Risk.  This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract or securities loan, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. There are varying degrees of credit risk, which are often reflected in credit ratings. Credit risk is particularly significant for a Fund to the extent it invests in below investment grade securities. These debt securities and similar unrated securities, which are commonly known as “junk bonds,” either have speculative elements or are predominantly speculative investments. Junk bonds may be subject to greater market fluctuations and greater risks of loss of income

Terms appearing in bold type are discussed in greater detail under “Additional Investment Policies and Risk Considerations.” Those sections also include more information about the Funds, their investments and the related risks.

–  11  –

and principal than investment grade securities. A Fund that invests in foreign debt securities is also subject to increased credit risk because of the difficulties of requiring foreign entities, including issuers of sovereign debt, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

•

Management Risk.  Management risk is the chance that poor security selection will cause a Fund to underperform other funds with similar investment objectives. A Fund’s investment adviser or sub-adviser manages the Fund according to the traditional methods of active investment management, which involves the buying and selling of securities based upon economic, financial and market analysis and investment judgment. A Fund’s investment adviser or sub-adviser applies its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired result.

•

Prepayment Risk.  Prepayment risk is the risk that principal will be repaid at a different rate than anticipated, causing the return on securities to be less than expected when purchased. The Funds are also subject to reinvestment risk, which is the chance that cash flows from securities (including securities that are prepaid) will be reinvested at lower rates if interest rates fall.

•

Liquidity Risk.  Liquidity risk exists when particular investments are difficult to sell. A Fund may not be able to sell these illiquid securities at the best prices. Investments in derivatives, foreign securities and securities having small market capitalization, substantial market and/or credit risk, and unregistered or restricted securities tend to involve greater liquidity risk.

•

Derivative Risk.  A Fund may, but will not necessarily, use derivatives, which are financial contracts whose values depend upon, or are derived from, the value of an underlying asset, reference rate or index. Derivatives may relate to stocks, bonds, interest rates, currencies, credit exposures, currency exchange rates, commodities, related indexes or other assets. The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. Derivatives are subject to a number of potential risks. Derivative products are highly specialized instruments that may require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument or index but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. (For example, successful use of a credit default swap may require, among other things, an understanding of both the credit of the company to which it relates and of the way the swap is likely to respond to changes in various market conditions and to factors specifically affecting the company.) The use of derivatives involves the risk that a loss may be sustained as a result of the failure of another party to the contract (typically referred to as a “counterparty”) to make required payments or otherwise to comply with the contract’s terms. Derivative transactions can create investment leverage and may be highly volatile. When a Fund uses a derivative instrument, it could lose more than the principal amount invested. Since the values of derivatives are calculated and derived from the values of other assets, reference rates, or indexes, there is greater risk that derivatives will be improperly valued. Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates or indexes they are designed to hedge or to track closely, and the risk that a derivative transaction may not have the effect the Fund’s investment adviser or sub-adviser anticipated. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. A liquid secondary market may not always exist for the Fund’s derivative positions at any time. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price. Use of derivatives may increase the amount of taxes payable by shareholders. Although the use of derivatives is

–  12  –

intended to enhance a Fund’s performance, it may instead reduce returns and increase volatility.

•

Foreign Investment Risk.  Funds investing in foreign securities may experience more rapid and extreme changes in value than funds which invest solely in U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. In addition, foreign companies are usually not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund’s non-U.S. investments. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment. Economic downturns in certain regions, such as Southeast Asia, can also adversely affect other countries whose economies appear to be unrelated.

Funds may also invest in foreign securities known as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). ADRs, GDRs and EDRs, which may be sponsored or unsponsored, represent securities or a pool of securities of an underlying foreign or, in the case of GDRs and EDRs, U.S. or non-U.S. issuer. They are subject to many of the same risks as foreign securities. ADRs, GDRs and EDRs are more completely described in the Statement of Additional Information.

•

Emerging Markets Risk.  A Fund may invest in issuers located in emerging markets, subject to the applicable restrictions on foreign investments, when the investment adviser or sub-adviser deems those investments are consistent with the Fund’s investment objectives and policies. Emerging markets are generally considered to be the countries having “emerging market economies” based on factors such as the country’s foreign currency debt rating, its political and economic stability, the development of its financial and capital markets and the level of its economy. Investing in securities from emerging markets involves special risks, including less liquidity and more price volatility than securities of comparable domestic issuers or in established foreign markets. Emerging markets also may be concentrated towards particular industries. There may also be different clearing and settlement procedures, or an inability to handle large volumes of transactions. These factors could result in settlement delays and temporary periods when a portion of a Fund’s assets is not invested and could cause a loss in value due to illiquidity.

•

Currency Risk.  A Fund is subject to currency risk to the extent that it invests in securities of foreign companies that are traded in, and receive revenues in, foreign currencies. Currency risk is caused by uncertainty in foreign currency exchange rates. Fluctuations in the value of the U.S. dollar relative to foreign currencies may enhance or diminish returns that a U.S. investor would receive on foreign investments. A Fund may, but will not necessarily, engage in foreign currency transactions in order to protect against fluctuations in the value of holdings denominated in or exposed to other currencies. Those currencies can decline in value relative to the U.S. dollar, or, in the case of hedging positions, the U.S. dollar can decline in value relative to the currency hedged. A Fund’s investment in foreign currencies may increase the amount of ordinary income recognized by the Fund.

•

Smaller and Mid-Cap Company Risk.  Market risk and liquidity risk are particularly pronounced for stocks of smaller companies. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Although mid-cap companies are larger than smaller companies, they may have many of the same risks.

•

Growth Company Risk.  Market risk is also particularly pronounced for “growth” companies. The prices of growth company securities may fall to a greater extent than the overall equity markets (represented by the S&P 500® Index) due to changing economic, political or market factors. Growth company securities tend to be more volatile in terms of price swings and trading volume. Growth companies, especially technology related companies, have seen dramatic rises and falls in stock valuations. The

–  13  –

Funds have the risk that the market may deem their stock prices over-valued, which could cause steep and/or volatile price swings. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

•

Value Company Risk.  The value investment approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

•

Over-the-Counter Risk.  OTC transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and funds that invest in these stocks may experience difficulty in purchasing or selling these securities at a fair price.

•

Leveraging Risk.  When a Fund borrows money or otherwise leverages its portfolio, the value of an investment in that Fund will be more volatile and all other risks will tend to be compounded. A Fund may take on leveraging risk by investing collateral from securities loans, by using derivatives and by borrowing money to repurchase shares or to meet redemption requests. Leveraging may increase the assets on which the investment adviser’s or sub-adviser’s fee is based. A Fund’s use of derivatives may create investment leverage in its portfolio.

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Principal Risks by Fund

The following chart summarizes the Principal Risks of each Fund. A particular Fund may, however, still have non-Principal risks not identified in this chart.

Fund	Market Risk	Credit Risk	Manage- ment Risk	Pre- payment Risk	Liquidity Risk	Derivative Risk	Foreign Invest- ment Risk	Emerging Markets Risk	Currency Risk	Smaller and Mid-Cap Company Risk	Growth Company Risk	Value Company Risk	Over- the- Counter Risk	Lever- aging Risk

Diversified Growth Fund	X	X	X		X	X	X			X	X			X

Destination Retirement 2050 Fund	X	X	X	X	X	X	X	X	X	X	X	X	X	X

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About the Investment Adviser and Sub-Advisers

Massachusetts Mutual Life Insurance Company (“MassMutual”) located at 1295 State Street, Springfield, Massachusetts 01111, is the Funds’ investment adviser and is responsible for providing all necessary investment management and administrative services. Founded in 1851, MassMutual is a mutual life insurance company that provides a broad range of insurance, money management, retirement and asset accumulation products and services for individuals and businesses. As of December 31, 2006, MassMutual, together with its subsidiaries, had assets under management in excess of $455 billion.

MassMutual will be paid an investment management fee based on a percentage of each Fund’s average daily net assets as follows: .70% for the Diversified Growth Fund and .05% for the Destination Retirement 2050 Fund.

A discussion regarding the basis for the board of trustees approving the investment advisory contracts of the Funds will be available in the Funds’ annual report to shareholders dated December 31, 2007.

Each Fund also pays MassMutual an administrative and shareholder service fee at an annual rate based on a percentage of daily net assets for the S share class. The fees for the S share class of the Diversified Growth Fund and the Destination Retirement 2050 Fund, respectively, are .05% and .01%.

MassMutual, as the Destination Retirement 2050 Fund’s investment adviser, administers the asset allocation program for the Destination Retirement 2050 Fund. This function is performed by MassMutual’s Asset Allocation Committee, led by Kristin Fafard, CFA. Ms. Fafard joined MassMutual in 2003 as Managing Director for the MassMutual Retirement Services Investment Services Group. She leads a team of investment professionals who conduct money manager research for the MassMutual Investment Program. Prior to joining MassMutual, Ms. Fafard worked in various positions at Allmerica Financial, including investment consulting for the company’s variable and group retirement products, and stable value risk analysis. In addition to Ms. Fafard, the regular members of MassMutual’s Asset Allocation Committee include Bruce Picard Jr., CFA and Frederick (Rick) Schulitz. Mr. Schulitz joined MassMutual in 2006 as an Investment Consultant. Prior to joining MassMutual, Mr. Schulitz held Director positions at Prudential Retirement and ING, covering retirement and investment marketing, communications and strategic alliances. Mr. Picard joined MassMutual in 2005 as Investment Consultant. Prior to joining MassMutual, Mr. Picard was a Vice President at Loomis, Sayles & Co. LP, where he worked in various positions covering research, portfolio analysis and product development for the company’s Specialty Growth and mutual fund units.

Ms. Fafard and the MassMutual Retirement Services Investment Services Group are also responsible for determining the allocation of portfolio assets and/or cash flows among Sub-Advisers for those Funds with multiple sub-advisers.

MassMutual contracts with the following Sub-Advisers to help manage the Diversified Growth Fund:

Legg Mason Capital Management, Inc. (“Legg Mason”), located at 100 Light Street, Baltimore, Maryland 21202, manages a portion of the portfolio of the Diversified Growth Fund. Legg Mason is a wholly-owned subsidiary of Legg Mason, Inc., a financial services holding company. As of September 30, 2007, Legg Mason had approximately $68 billion in assets under management.

Robert Hagstrom

is primarily responsible for the day-to-day management of a portion of the Diversified Growth Fund. Mr. Hagstrom has been employed by one or more subsidiaries of Legg Mason Inc. since 1998. He currently serves as Senior Vice President for Legg Mason Capital Management, Inc. Mr. Hagstrom is a Chartered Financial Analyst and is a member of the Association of Investment Management & Research and the Financial Analysts of Philadelphia.

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T. Rowe Price Associates, Inc. (“T. Rowe Price”), located at 100 East Pratt Street, Baltimore, Maryland 21202, manages a portion of the portfolio of the Diversified Growth Fund. T. Rowe Price, a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly-traded financial services holding company, has been managing assets since 1937. As of September 30, 2007, T. Rowe Price had approximately $396.8 billion in assets under management.

Larry J. Puglia

is the portfolio manager of a portion of the Diversified Growth Fund. Mr. Puglia, investment advisory committee chairman of the T. Rowe Price Blue Chip Growth Fund, has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the portfolio’s investment program. He is a Chartered Financial Analyst and a Certified Public Accountant, and a Vice President of T. Rowe Price Associates, Inc. Mr. Puglia has been the lead portfolio manager for the U.S. Large-Cap Core Growth Strategy for T. Rowe Price since 1997 and has been managing its Large-Cap Core Growth Portfolios since 1993. He also serves on the investment advisory committee of T. Rowe Price’s Institutional U.S. Large-Cap Growth Strategy. Mr. Puglia joined T. Rowe Price in 1990.

Wellington Management Company, LLP (“Wellington Management”), a Massachusetts limited liability partnership with principal offices located at 75 State Street, Boston, Massachusetts 02109, manages a portion of the portfolio of the Diversified Growth Fund. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of September 30, 2007, Wellington Management had investment management authority with respect to approximately $607 billion in assets.

Mammen Chally

has served as portfolio manager of a portion of the Diversified Growth Fund since its inception in 2007. Mr. Chally, a Chartered Financial Analyst, is a Vice President and Equity Portfolio Manager of Wellington Management and joined the firm in 1994 and has been an investment professional since 1996.

James A. Rullo

has served as portfolio manager of a portion of the Diversified Growth Fund since its inception in 2007. Mr. Rullo, a Chartered Financial Analyst, is a Senior Vice President of Wellington Management and Director of the Quantitative Investment Group. Mr. Rullo joined Wellington Management as an investment professional in 1994.

The Trust’s Statement of Additional Information (“SAI”) provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio managers and each portfolio manager’s ownership of securities in the relevant Fund.

MassMutual has received exemptive relief from the SEC to permit MassMutual to change sub-advisers or hire new sub-advisers for one or more Funds from time to time without obtaining shareholder approval. Normally, shareholders are required to approve investment sub-advisory agreements. Several other mutual fund companies have received similar relief. MassMutual believes having this authority is important, because it allows MassMutual to remove and replace a sub-adviser in a quick, efficient and cost-effective fashion when, for example, its performance is inadequate or the sub-adviser no longer is able to meet a Fund’s investment objective and strategies. The shareholders of each Fund have previously approved this arrangement. Pursuant to the exemptive relief, MassMutual will provide to a Fund’s shareholders, within 90 days of the hiring of a new sub-adviser, an information statement describing the new sub-adviser.

–  17  –

About the Classes of Shares – Multiple Class Information

Each Fund offers five Classes of shares: Class S, Class Y, Class L, Class A and Class N. The shares offered by this Prospectus are Class S shares. Class A shares have up-front sales charges and Class N shares have contingent deferred sales charges. Only Class A and Class N shares charge Rule 12b-1 fees.

Class S, Class Y and Class L shares are primarily offered to institutional investors through institutional distribution channels, such as employer-sponsored retirement plans or through broker-dealers, financial institutions or insurance companies. Class A and N shares are primarily offered through other distribution channels, such as broker-dealers or financial institutions. The different Classes have different fees, expenses and/or minimum investor size requirements. The difference in the fee structures among the Classes is the result of their separate arrangements for shareholder and distribution services and is not the result of any difference in amounts charged by MassMutual for investment advisory services. Accordingly, management fees do not vary by Class. Different fees and expenses of a Class will affect performance of that Class. For actual past expenses of each share class, see the fund-by-fund information earlier in this prospectus. Investors may receive different levels of service in connection with investments in different classes of shares and intermediaries may receive different levels of compensation in connection with each share class. For additional information, call us toll free at 1-888-309-3539 or contact a sales representative or financial intermediary who offers the Classes.

Except as described below, all Classes of shares of a Fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the various Classes are: (a) each Class may be subject to different expenses specific to that Class; (b) each Class has a different Class designation; (c) each Class has exclusive voting rights with respect to matters solely affecting such Class; (d) each Class offered in connection with a Rule 12b-1 Plan will bear the expense of the payments that would be made pursuant to that Rule 12b-1 Plan, and only that Class will be entitled to vote on matters pertaining to that Rule 12b-1 Plan; and (e) each Class will have different exchange privileges.

Each Class of a Fund’s shares invests in the same portfolio of securities. Because each Class will have different expenses, they will likely have different share prices. All Classes of shares are available for purchase by insurance company separate investment accounts.

Class S shares of the Funds may also be purchased by the following Eligible Purchasers:

•

Qualified plans under Section 401(a) of the Internal Revenue Code of 1986 as amended (the “Code”), Code Section 403(b) plans, Code Section 457 plans and non-qualified deferred compensation plans, where plan assets of the employer generally exceed or are expected to exceed $50 million;

•	Registered mutual funds and collective trust funds; and

•	Other institutional investors with assets generally in excess of $50 million.

Additional Information.

An institutional investor or plan may be permitted to purchase shares of a class even if the institutional investor or plan does not meet the minimum investment amounts set forth above, if MML Distributors, LLC (the “Distributor”) or MassMutual as applicable, determines that the expected size (over time), servicing needs, or distribution or servicing costs for the institutional investor or plan are comparable to those of institutional investors or plans eligible to purchase shares of that class.

Eligible Purchasers must have an agreement with MassMutual or a MassMutual affiliate to purchase shares.

Shareholder and Distribution Fees.  Class S shares of each Fund are purchased directly from the Trust without a front-end sales charge. Therefore, 100% of an Investor’s money is invested in the Fund or Funds of its choice. Class S shares do not have deferred sales charges or any Rule 12b-1 fees.

Compensation to Intermediaries

MassMutual may directly, or through the Distributor, pay up to .25% of the amount invested to intermediaries who provide services on behalf of Class S shares. This compensation is paid by MassMutual, not from Fund assets. The payments on account of Class S shares will be based on criteria

–  18  –

established by MassMutual. In the event that amounts paid by the Funds to MassMutual as administrative or management fees are deemed indirect financing of distribution or servicing costs for Class S shares, the Funds have adopted distribution and servicing plans (i.e., Rule 12b-1 Plans) authorizing such payments. No additional fees are paid by the Funds under these plans. Annual compensation paid on account of Class S shares will be paid quarterly, in arrears.

MassMutual may also make payments, out of its own assets, to intermediaries, including broker-dealers, insurance agents and other service providers, that relate to the sale of the Funds or certain of MassMutual’s variable annuity contracts for which the Funds are underlying investment options.

This compensation may take the form of:

•	Payments to administrative service providers that provide enrollment, recordkeeping and other services to pension plans;

•	Cash and non-cash benefits, such as bonuses and allowances or prizes and awards, for certain brokers, administrative service providers and MassMutual insurance agents;

•	Payments to intermediaries for, among other things, training of sales personnel, conference support, marketing or other services provided to promote awareness of MassMutual’s products;

•

Payments to broker-dealers and other intermediaries that enter into agreements providing the Distributor with access to representatives of those firms or with other marketing or administrative services; and

•	Payments under agreements with MassMutual not directly related to the sale of specific variable annuity contracts or the Funds, such as educational seminars and training or pricing services.

These compensation arrangements are not offered to all intermediaries and the terms of the arrangements may differ among intermediaries. These arrangements may provide an intermediary with an incentive to recommend one mutual fund over another, one share class over another, or one insurance or annuity contract over another. You may want to take these compensation arrangements into account when evaluating any recommendations regarding the Funds or any contract using the Funds as investment options. You may contact your intermediary to find out more information about the compensation they may receive in connection with your investment.

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Investing In The Funds

Buying, Redeeming and Exchanging Shares

The Funds sell their shares at a price equal to their net asset value (“NAV”) plus any initial sales charge that applies. The Funds generally determine their NAV at the market close (usually 4:00 p.m. Eastern Time) every day the New York Stock Exchange (“NYSE”) is open (“Business Day”). Your purchase order will be priced at the next NAV calculated after the order is received in good form by the transfer agent, MassMutual or another intermediary authorized for this purpose. The Funds will suspend selling their shares during any period when the determination of NAV is suspended. The Funds can reject any purchase order (generally within one business day) and can suspend purchases if it is in their best interest.

The Funds redeem their shares at their next NAV computed after your redemption request is received and accepted by the transfer agent, MassMutual or another intermediary. You will usually receive payment for your shares within 7 days after your redemption request is received in good form. If, however, you request redemption of shares recently purchased by check, you may not receive payment until the check has been collected, which may take up to 15 days from time of purchase. The Funds can also suspend or postpone payment, when permitted by applicable law and regulations.

You can exchange shares of one Fund for the same class of shares of another Fund. An exchange is treated as a sale of shares in one Fund and a purchase of shares in another Fund at the NAV next determined after the exchange request is received and accepted by the transfer agent, MassMutual or another intermediary. The Funds have been informed by MassMutual’s Retirement Services division, which serves as a Recordkeeper for MassMutual’s retirement plan customers, that it intends to implement a new excessive trading monitoring policy that will affect all investment options, including the Funds, available to MassMutual’s retirement plan customers. Plan participants will be prohibited from transferring into most mutual funds and similar investment options if they have transferred into and out of the same option within the previous 60 days. Certain options will not be subject to this rule. This rule will not prohibit plan participants from transferring out of any option at any time. MassMutual is expected to adopt a similar policy with respect to its IRA customers. Beginning sometime after February 4, 2008, the Trust, including the Funds, is expected to implement a similar policy. Your right to exchange shares is subject to applicable regulatory requirements or contractual obligations. The Funds may limit, restrict or refuse exchange purchases, if, in the opinion of MassMutual:

•	you have engaged in excessive trading;

•	a Fund receives or expects simultaneous orders affecting significant portions of the Fund’s assets;

•	a pattern of exchanges occurs which coincides with a market timing strategy; or

•	the Fund would be unable to invest the funds effectively based on its investment objectives and policies, or if the Fund would be adversely affected.

Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds do not accommodate excessive trading and/or market timing activity. Excessive trading and/or market timing activity involving the Funds can disrupt the management of the Funds. These disruptions can result in increased expenses and can have an adverse effect on fund performance.

MassMutual has adopted policies and procedures to help identify those individuals or entities MassMutual determines may be engaging in excessive trading and/or market timing trading activities. MassMutual monitors trading activity to enforce these procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Therefore, despite MassMutual’s efforts to prevent excessive trading and/or market timing trading activities, there can be no assurance that MassMutual will be able to identify all those who trade excessively or employ a market timing strategy and curtail their trading in every instance.

The monitoring process involves scrutinizing transactions in fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Trading activity identified by either, or a combination, of these factors, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might constitute excessive trading and/or market timing activity. When trading activity is determined by a Fund or MassMutual, in their sole

–  20  –

discretion, to be excessive in nature, certain account-related privileges, such as the ability to place purchase, redemption and exchange orders over the internet, may be suspended for such account.

The Funds reserve the right to modify or terminate the exchange privilege as described above on 60 days written notice.

The Funds do not accept purchase, redemption or exchange orders or compute their NAVs on days when the NYSE is closed. This includes: weekends, Good Friday and all federal holidays other than Columbus Day and Veterans Day. Certain foreign markets may be open on days when the Funds do not accept orders or price their shares. As a result, the NAV of a Fund’s shares may change on days when you will not be able to buy or sell shares.

Determining Net Asset Value

The Trust calculates the NAV of each class of shares of each Fund separately. The NAV for shares of a class of a Fund is determined by adding the current value of all of the Fund’s assets attributable to that class, subtracting the liabilities attributable to that class and then dividing the resulting number by the total outstanding shares of the class. The assets of the Destination Retirement 2050 Fund consist primarily of shares of the Underlying Funds, which are valued at their respective NAVs.

Each Fund’s assets are valued based on market value of the Fund’s total portfolio. Securities are typically valued on the basis of valuations furnished by a pricing service. However, valuation methods approved by the Fund’s Board of Trustees which are intended to reflect fair value may be used by the Trust’s Investment Pricing Committee when pricing service information is not readily available or when a security’s value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a Fund’s value for a security is likely to be different from the last quoted market price or pricing service information. Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

The Funds’ valuation methods are more fully described in the Statement of Additional Information.

How to Invest

When you buy shares of a Fund through an agreement with MassMutual, your agreement will describe how you need to submit buy, sell and exchange orders. Purchase orders must be accompanied by sufficient funds. You can pay by check or Federal Funds wire transfer. You must submit any buy, sell or exchange orders in “good form” as described in your agreement.

Taxation and Distributions

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a regulated investment company, a Fund will not be subject to Federal income taxes on its ordinary income and net realized capital gain distributed to its shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders. In general, a Fund that fails to distribute at least 98% of such income and gain in the one-year period ending October 31 (or later if the Fund is permitted to elect and so elects) in which earned will be subject to a 4% excise tax on the undistributed amount. Many investors, including most tax qualified plan investors, may be eligible for preferential Federal income tax treatment on distributions received from a Fund and dispositions of Fund shares. This Prospectus does not attempt to describe in any respect such preferential tax treatment. Any prospective investor that is a trust or other entity eligible for special tax treatment under the Code that is considering purchasing shares of a Fund, including either directly or indirectly through a life insurance company separate investment account, should consult its tax advisers about the Federal, state, local and foreign tax consequences particular to it, as should persons considering whether to have amounts held for their benefit by such trusts or other entities investing in shares of a Fund.

Investors are generally subject to Federal income taxes on distributions received in respect of their shares. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than by how long the shareholder held the shares. Distributions of a Fund’s ordinary income and short-term capital

–  21  –

gains (i.e. gains from capital assets held for one year or less) are taxable to the shareholder as ordinary income whether received in cash or additional shares. Certain designated dividends may be eligible for the dividends-received deduction for corporate shareholders. Designated capital gain dividends (relating to gains from capital assets held by a Fund for more than one year) are taxable as long-term capital gains in the hands of the investor whether distributed in cash or additional shares. For taxable years beginning on or before December 31, 2010, distributions of investment income designated by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level. Fixed income funds generally do not expect a significant portion of their distributions to be derived from qualified dividend income. Long-term capital gain rates applicable to individuals have been temporarily reduced, in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets for taxable years beginning on or before December 31, 2010.

The nature of each Fund’s distributions will be affected by its investment strategies. A Fund whose investment return consists largely of interest, dividends and capital gains from short-term holdings will distribute largely ordinary income. A Fund whose return comes largely from the sale of long-term holdings will distribute largely capital gain dividends. Distributions are taxable to a shareholder even though they are paid from income or gains earned by a Fund prior to the shareholder’s investment and thus were included in the NAV paid by the shareholder.

Each Fund intends to pay out as dividends substantially all of its net investment income (which comes from dividends and any interest it receives from its investments). Each Fund also intends to distribute substantially all of its net realized long- and short-term capital gains, if any, after giving effect to any available capital loss carryovers. For each Fund distributions, if any, are declared and paid at least annually. Distributions may be taken either in cash or in additional shares of the respective Fund at the Fund’s net asset value on the first business day after the record date for the distribution, at the option of the shareholder.

Any gain resulting from the exchange or redemption of an investor’s shares in a Fund will generally be subject to tax. A loss incurred with respect to shares of a Fund held for six months or less will be treated as a long-term capital loss to the extent of long-term capital gains dividends with respect to such shares.

A Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, such Fund’s yield on those securities would be decreased. Shareholders of the Funds generally will not be entitled to claim a credit or deduction with respect to foreign taxes.

In addition, a Fund’s investments in foreign securities (including fixed income securities and derivatives) or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing, amount, or character of the Fund’s distributions.

Under current law, dividends (other than capital gain dividends) paid by a Fund to a person who is not a “U.S. person” within the meaning of the Code (a “foreign person”) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, effective for taxable years of a Fund beginning before January 1, 2008, a Fund is not required to withhold any amounts with respect to (i) distributions of net short-term capital gains in excess of net long-term capital losses, and (ii) distributions of U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by a foreign person, in each case to the extent that the Fund properly designates such distributions.

The discussion above is very general. Shareholders should consult their tax adviser for more information about the effect that an investment in a Fund could have on their own tax situation, including possible state, local and foreign taxes. Also, this discussion does not apply to Fund shares held through tax-exempt retirement plans.

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Investment Performance

Similar account performance for the sub-advisers is provided solely to illustrate that sub-adviser’s performance in managing portfolios with investment objectives, policies and investment strategies substantially similar to the portion of the Diversified Growth Fund managed by the sub-adviser. The Diversified Growth Fund’s performance would have differed due to factors such as differences in cash flows into and out of the Fund, differences in fees and expenses, and differences in portfolio size and investments. Similar account performance is not indicative of future rates of return. Prior performance of the sub-advisers is no indication of future performance of the Diversified Growth Fund. In addition, for all of the sub-advisers, as applicable, the private account portfolios are not registered with the SEC and therefore are not subject to the limitations, diversification requirements and other restrictions to which the Diversified Growth Fund, as a registered mutual fund, is subject. The performance of the private accounts may have been adversely affected if they had been registered with the SEC.

The following chart summarizes the composite performance of each sub-adviser’s investment results for all accounts with investment objectives similar to that of the Diversified Growth Fund. Each sub-adviser’s similar account performance has been adjusted to reflect the fees and expenses of the Diversified Growth Fund’s Class S shares.

Sub-Adviser/Fund	Share Class	1 Year Return (%) as of 12/31/06	3 Year Return (%) as of 12/31/06	5 Year Return (%) as of 12/31/06	10 Year Return (%) as of 12/31/06

T. Rowe Price/	S	9.76%	8.34%	4.58%	7.54%
Diversified Growth Fund

Wellington Management/	S	9.10%	7.48%	2.20%	N/A
Diversified Growth Fund

Legg Mason/	S	1.40%	4.50%	11.66%	11.18%
Diversified Growth Fund

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ADDITIONAL INVESTMENT POLICIES

AND RISK CONSIDERATIONS

The Diversified Growth Fund and the Destination Retirement 2050 Fund, primarily through its investments in the Underlying Funds, may invest in a wide range of investments and engage in various investment-related transactions and practices. These practices are pursuant to non-fundamental policies and therefore may be changed by the Board of Trustees of the Trust without the consent of shareholders. Some of the more significant practices and some associated risks are discussed below. For purposes of the Destination Retirement 2050 Fund, except as otherwise stated, references in this section to “the Funds,” “each Fund” or “a Fund” may relate to the Fund, one or more Underlying Funds, or both.

Repurchase Agreements and Reverse Repurchase Agreements

Each Fund may engage in repurchase agreements and reverse repurchase agreements. A repurchase agreement is a contract pursuant to which a Fund agrees to purchase a security and simultaneously agrees to resell it at an agreed-upon price at a stated time, thereby determining the yield during the Fund’s holding period. A reverse repurchase agreement is a contract pursuant to which a Fund agrees to sell a security and simultaneously agrees to repurchase it at an agreed-upon price at a stated time. The Statement of Additional Information provides a detailed description of repurchase agreements, reverse repurchase agreements and related risks.

Securities Lending

Each Fund may seek additional income by making loans of portfolio securities of not more than 33% of its total assets taken at current value. Although lending portfolio securities may involve the risk of delay in recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially, loans will be made only to borrowers deemed by MassMutual and the Funds’ custodian to be in good standing.

Under applicable regulatory requirements and securities lending agreements (which are subject to change), the loan collateral received by a Fund when it lends portfolio securities must, on each business day, be at least equal to the value of the loaned securities. Cash collateral received by a Fund will be reinvested by the Fund’s securities lending agent in high quality, short term instruments, including bank obligations, U.S. Government securities, repurchase agreements, money market funds and U.S. dollar denominated corporate instruments with an effective maturity of one-year or less, including variable rate and floating rate securities, insurance company funding agreements and asset-backed securities. All investments of cash collateral by a Fund are for the account and risk of that Fund.

Hedging Instruments and Derivatives

Each Fund may buy or sell forward contracts and other similar instruments and may engage in foreign currency transactions (collectively referred to as “hedging instruments” or “derivatives”), as more fully discussed in the Statement of Additional Information.

The Funds may normally use derivatives:

•

to protect against possible declines in the market value of a Fund’s portfolio resulting from downward trends in the markets (for example, in the debt securities markets generally due to increasing interest rates);

•	to protect a Fund’s unrealized gains or limit its unrealized losses; and

•	to manage a Fund’s exposure to changing securities prices.

The Funds may also use derivatives to establish a position in the debt or equity securities markets as a temporary substitute for purchasing or selling particular securities and to manage the effective maturity or duration of fixed income securities in a Fund’s portfolio. The Funds do not currently intend to use derivatives for purposes which the Funds’ investment adviser or sub-adviser would consider speculative.

(1)

Forward Contracts – Each Fund may purchase or sell securities on a “when issued” or delayed delivery basis or may purchase or sell securities on a forward commitment basis (“forward contracts”). When such transactions are negotiated, the price is fixed at the time of commitment, but delivery and payment for the securities can take place a month or more after

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the commitment date. The securities so purchased or sold are subject to market fluctuations and no interest accrues to the purchaser during this period. While a Fund also may enter into forward contracts with the initial intention of acquiring securities for its portfolio, it may dispose of a commitment prior to settlement if the Fund’s investment adviser or sub-adviser deems it appropriate to do so.

(2)	Currency Transactions – The Funds may, but will not necessarily, engage in foreign currency transactions with counterparties in order to hedge the value of portfolio holdings denominated in or exposed to particular currencies against fluctuations in relative value.

For more information about forward contracts and currency transactions and the extent to which tax considerations may limit a Fund’s use of such instruments, see the Statement of Additional Information.

There can be no assurance that the use of hedging instruments and derivatives by a Fund will assist it in achieving its investment objective. Risks inherent in the use of these instruments include the following:

•	the risk that interest rates and securities prices will not move in the direction anticipated;

•	the imperfect correlation between the prices of a forward contract and the price of the securities being hedged; and

•	the Fund’s portfolio manager may not have the skills needed to manage these strategies.

As to forward contracts, the risk exists that the counterparty to the transaction will be incapable of meeting or unwilling to meet its commitment, in which case the desired hedging protection may not be obtained and the Fund may be exposed to risk of loss. As to currency transactions, risks exist that purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments which could result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations. It also could cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

Options and Futures Contracts

The Funds may engage in options transactions, such as writing covered put and call options on securities and purchasing put and call options on securities. These strategies are designed to increase a Fund’s portfolio return, or to protect the value of the portfolio, by offsetting a decline in portfolio value through the options purchased. Writing options, however, can only constitute a partial hedge, up to the amount of the premium, and due to transaction costs.

The Funds may also write covered call and put options and purchase call and put options on stock indexes in order to increase portfolio income or to protect the Fund against declines in the value of portfolio securities. In addition, the Funds may also purchase and write options on foreign currencies to protect against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired.

The Funds may also enter into stock index futures contracts and foreign currency futures contracts. These transactions are hedging strategies. They are designed to protect a Fund’s current or intended investments from the effects of changes in exchange rates or market declines. They may also be used for other purposes, such as an efficient means of adjusting a Fund’s exposure to certain markets; in an effort to enhance income; and as a cash management tool. A Fund will incur brokerage fees when it purchases and sells futures contracts. Futures contracts entail risk of loss in portfolio value if the Fund’s investment adviser or sub-adviser is incorrect in anticipating the direction of exchange rates or the securities markets.

The Funds may also purchase and write options on these futures contracts. This strategy also is intended to protect against declines in the values of portfolio securities or against increases in the costs of securities to be acquired. Like other options, options on futures contracts constitute only a partial hedge up to the amount of the premium, and due to transaction costs.

While these strategies will generally be used by a Fund for hedging purposes, there are risks. For example, the Fund’s investment adviser or sub-adviser may incorrectly forecast the direction of exchange rates or of the underlying securities index

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or markets. When these transactions are unsuccessful, the Fund may experience losses. When a Fund enters into these transactions to increase portfolio value (i.e., other than for hedging purposes), there is a liquidity risk that no market will arise for resale and the Fund could also experience losses. Options and Futures Contracts strategies and risks are described more fully in the Statement of Additional Information.

Foreign Securities

Investments in foreign securities offer potential benefits not available from investing solely in securities of domestic issuers, such as the opportunity to invest in foreign issuers that appear to offer growth potential, or to invest in foreign countries with economic policies or business cycles different from those of the United States or foreign stock markets that do not move in a manner parallel to U.S. markets, thereby diversifying risks of fluctuations in portfolio value.

Investments in foreign securities, however, entail certain risks, such as: the imposition of dividend or interest withholding or confiscatory taxes; currency blockages or transfer restrictions; expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Certain markets may require payment for securities before delivery. A Fund’s ability and decision to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets. Further, it may be more difficult for a Fund’s agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

Trading

A Fund’s investment adviser or sub-adviser may use trading as a means of managing the portfolios of the Fund in seeking to achieve their investment objectives. Transactions will occur when the investment adviser or sub-adviser believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether the goals discussed above will be achieved through trading depends on the investment adviser’s or sub-adviser’s ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. If such evaluations and expectations prove to be incorrect, a Fund’s income or capital appreciation could fall and its capital losses could increase. In addition, high portfolio turnover in any Fund can result in additional brokerage commissions to be paid by the Fund and can reduce a Fund’s return. It may also result in higher short-term capital gains that are taxable to shareholders.

Cash Positions/Temporary Defensive Positions

Each Fund may hold cash or cash equivalents to provide for expenses and anticipated redemption payments and so that an orderly investment program may be carried out in accordance with the Fund’s investment policies. In certain market conditions, a Fund’s investment adviser or sub-adviser may for temporary defensive purposes, invest in investment grade debt securities, government obligations, or money market instruments or cash equivalents. These temporary defensive positions may cause the Fund not to achieve its investment objective. These investments may also give the Fund liquidity and allow it to achieve an investment return during such periods, although the Fund still has the possibility of losing money.

Under normal circumstances, the Diversified Growth Fund will comply with its 80% investment requirement. However, the Fund may (but is not required to), from time to time, depart temporarily from its 80% investment requirement to avoid losses in response to adverse market, economic, political or other conditions, as well as other limited, appropriate circumstances, such as, but not limited to, unusually large cash flows or redemptions. Keep in mind that a temporary defensive strategy still has the possibility of losing money and may prevent the Fund from achieving its investment objective.

Mortgage-Backed Securities and CMOs

The Funds may invest in mortgage-backed securities and collateralized mortgage obligations (“CMOs”). These securities represent participation interests in pools of residential mortgage loans made by lenders such as banks and savings and loan associations. The

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pools are assembled for sale to investors (such as the Funds) by government agencies and private issuers, which issue or guarantee the securities relating to the pool. Such securities differ from conventional debt securities which generally provide for periodic payment of interest in fixed or determinable amounts (usually semi-annually) with principal payments at maturity or specified call dates. Some mortgage-backed securities in which a Fund may invest may be backed by the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association); some are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of the Federal Home Loan Mortgage Corporation); and some are backed by only the credit of the issuer itself (e.g., private issuer securities). Those guarantees do not extend to the value or yield of the mortgage-backed securities themselves or to the NAV of a Fund’s shares. These issuers may also issue derivative mortgage backed securities such as CMOs.

The expected yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. The actual life of any particular pool will be shortened by any unscheduled or early payments of principal. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a Fund to differ from the yield calculated on the basis of the expected average life of the pool.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments may likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as do the values of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise to the extent that the values of other debt securities rise, because of the risk of prepayment. A Fund’s reinvestment of scheduled principal payments and unscheduled prepayments it receives may occur at times when available investments offer higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the Fund have a compounding effect which may increase the yield to the Fund more than debt obligations that pay interest semi-annually. Because of these factors, mortgage-backed securities may be less effective than bonds of similar maturity at maintaining yields during periods of declining interest rates. A Fund may purchase mortgage-backed securities at a premium or at a discount. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of their principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount.

Asset-Backed Securities

These securities, issued by trusts and special purpose entities, are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). The value of an asset-backed security is affected by changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Value is also affected if any credit enhancement has been exhausted. Payments of principal and interest passed through to holders of asset-backed securities are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security’s par value until exhausted. If the credit enhancement of an asset-backed security held by a Fund has been exhausted, and, if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment. The risks of investing in asset-backed securities are ultimately dependent upon payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The

–  27  –

underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described above for prepayments of a pool of mortgage loans underlying mortgage-backed securities. However, asset-backed securities do not have the benefit of the same security interest in the underlying collateral as do mortgage-backed securities.

Dollar Roll Transactions

To take advantage of attractive financing opportunities in the mortgage market and to enhance current income, each of the Funds may engage in dollar roll transactions. A dollar roll transaction involves a sale by a Fund of a GNMA certificate or other mortgage backed securities to a financial institution, such as a bank or broker-dealer, concurrent with an agreement by the Fund to repurchase a similar security from the institution at a later date at an agreed upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Dollar roll transactions involve potential risks of loss which are different from those related to the securities underlying the transaction. The Statement of Additional Information gives a more detailed description of dollar roll transactions and related risks.

Lower Rated Debt Securities

While the Funds may invest in investment grade debt securities that are rated in the fourth highest rating category by at least one nationally recognized statistical rating organization (e.g., Baa3 by Moody’s Investors Service, Inc.) or, if unrated, are judged by the Fund’s investment adviser or sub-adviser to be of equivalent quality, such securities have speculative characteristics, are subject to greater credit risk, and may be subject to greater market risk than higher rated investment grade securities.

When Issued Securities

The Funds may purchase securities on a “when-issued” or on a “forward delivery” basis, which means securities will be delivered to the Fund at a future date beyond the settlement date. A Fund will not have to pay for securities until they are delivered. While waiting for delivery of the securities, the Fund will segregate sufficient liquid assets to cover its commitments. Although the Funds do not intend to make such purchases for speculative purposes, there are risks related to liquidity and market fluctuations prior to the Fund taking delivery.

Net Assets

For purposes of clarifying the term as used in this Prospectus, “Net Assets” includes any borrowings for investment purposes.

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MASSMUTUAL SELECT FUNDS

1295 State Street

Springfield, Massachusetts 01111

Learning More About the Funds

You can learn more about the Funds by reading the Funds’ Annual and Semiannual Reports when they become available and the Statement of Additional Information (SAI). This information is available free upon request. In the Annual and Semiannual Reports, you will find a discussion of market conditions and investment strategies that significantly affected each Fund’s performance during the period covered by the Report and a listing of each Fund’s portfolio securities as of the end of such period. The SAI provides additional information about the Funds and will provide you with more detail regarding the organization and operation of the Funds, including their investment strategies. The SAI is incorporated by reference into this Prospectus and is therefore legally considered a part of this Prospectus.

How to Obtain Information

From MassMutual Select Funds:  You may request information about the Funds (including the Annual/Semiannual Reports and the SAI) or make shareholder inquiries by calling 1-888-309-3539 or by writing MassMutual Select Funds c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0111, Attention: Retirement Services Marketing. You may also obtain copies of the Annual/Semiannual Reports and the SAI free of charge at http://www.massmutual.com/retire.

From the SEC:  You may review and copy information about the Funds (including the SAI) at the SEC’s Public Reference Room in Washington, D.C. (call 1-202-942-8090 for information regarding the operation of the SEC’s public reference room). You can get copies of this information, upon payment of a copying fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at publicinfo@sec.gov. Alternatively, if you have access to the Internet, you may obtain information about the Funds from the SEC’s EDGAR database on its Internet site at http://www.sec.gov.

When obtaining information about the Funds from the SEC, you may find it useful to reference the Funds’ SEC file number: 811-8274.

MASSMUTUAL SELECT FUNDS

This Prospectus describes Class Y shares of the following Funds:

Large Cap Growth	Sub-Advised by:
MassMutual Select Diversified Growth Fund	T. Rowe Price Associates, Inc./Wellington Management Company, LLP/Legg Mason Capital Management, Inc.

Asset Allocation/Lifecycle
MassMutual Select Destination Retirement 2050 Fund

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any statement to the contrary is a crime.

PROSPECTUS

December 17, 2007

–  1  –

–  2  –

Summary Information

MassMutual Select Funds (the “Funds” or the “Trust”) provides a broad range of investment choices across the risk/return spectrum. The summary pages that follow describe the MassMutual Select Diversified Growth Fund’s and the MassMutual Select Destination Retirement 2050 Fund’s:

•	Investment objectives.

•	Principal Investment Strategies and Risks. A “Summary of Principal Risks” of investing in the Funds begins on page 11.

•	Fees and Expenses.

A description of the Trust’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ Statement of Additional Information.

There is no assurance that a Fund’s investment objective will be achieved, and you can lose money by investing in the Funds.

–  3  –

MassMutual Select Diversified Growth Fund

Investment Objective

The Fund seeks long-term growth of capital.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by investing primarily in U.S. common stocks. While most assets will be invested in U.S. common stocks, foreign securities, futures and options may also be purchased, in keeping with Fund objectives. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of mid- and large-capitalization companies. Mid- and large-capitalization companies are defined as those companies whose market capitalizations, at the time of purchase, are included in the range of companies in the Russell 1000® Growth Index. As of October 31, 2007, the range of capitalization of companies included in the Russell 1000 Growth Index was $838 million to $502.6 billion. Three Sub-Advisers manage the Fund, each being responsible for a portion of the portfolio, but not necessarily equal weighted. Each of the Fund’s Sub-Advisers may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.

T. Rowe Price Associates, Inc. (“T. Rowe Price”) invests in companies that it believes are well established in their industries and have the potential for above-average earnings growth. T. Rowe Price focuses on companies with leading market position, seasoned management and strong financial fundamentals. The investment approach reflects T. Rowe Price’s belief that solid company fundamentals (with emphasis on strong growth in earnings per share or operating cash flow) combined with a positive industry outlook will ultimately reward investors with strong investment performance. Some of the companies targeted will have good prospects for dividend growth.

In pursuing the Fund’s investment objective, T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Wellington Management Company, LLP (“Wellington Management”) invests primarily in common stocks of growth-oriented companies. Wellington Management uses a combination of bottom-up fundamental research and proprietary quantitative modeling to find growth stocks that it believes are attractively valued with a catalyst which may include solid management, strong competitive positions or attractive business models. Wellington Management will closely monitor the portfolio’s economic sector weightings relative to the Russell 1000 Growth Index.

Legg Mason Capital Management, Inc. (“Legg Mason”) invests in a limited number of stocks that it believes offer above-average growth potential and trade at a significant discount to Legg Mason’s assessment of their intrinsic value. The selection of common stocks is made through a process whereby companies are identified and selected as eligible investments by examining fundamental quantitative and qualitative aspects of the company, its management and its financial position as compared to its stock price. Legg Mason’s bottom up, fundamental investment strategy is based on the principle that a shareholder’s return from owning a stock is ultimately determined by the fundamental economics of the underlying business.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Smaller and Mid-Cap Company Risk, Growth Company Risk and Leveraging Risk.

These Risks are described beginning on page 11.

Annual Performance

The Fund began operations December 17, 2007, and therefore has no performance history. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

Average Annual Total Returns

Because this Fund is new, there is no table which shows how the Fund’s returns have deviated from the broad market.

–  4  –

Expense Information

Class Y
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.70%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses(1)(2)	.40%
Total Annual Fund Operating Expenses	1.10%

Less Expense Reimbursement	(.25%)
Net Fund Expenses(3)(4)	.85%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Class Y shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class Y	$87	$321

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	Other Expenses are based on estimated amounts for the first fiscal year of the Fund.

(2)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses to be borne indirectly by the Fund in its first fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(3)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses), excluding Acquired Fund fees and expenses, through March 31, 2009 to the extent that Net Fund Expenses would otherwise exceed .85% for Class Y. The Net Fund Expenses shown in the above table may exceed this amount, because Acquired Fund fees and expenses are excluded from the cap. The agreement cannot be terminated unilaterally by MassMutual.

(4)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

T. Rowe Price, Wellington Management and Legg Mason Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by each Sub-Adviser for all accounts with investment objectives, policies and investment strategies substantially similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

	Highest Quarter	Lowest Quarter
T. Rowe Price Composite	24.78%, 4Q 1998	-	17.18%, 1Q 2001
Wellington Management Composite	26.43%, 4Q 1998	-	20.05%, 3Q 2001
Legg Mason Composite	37.37%, 4Q 1998	-	23.32%, 3Q 2001

–  5  –

T. Rowe Price, Wellington Management and Legg Mason Average Annual Total

Returns for Similar Accounts*

(for the periods ended December 31, 2006)

The table compares each Sub-Adviser’s investment results for all accounts with investment objectives, policies and investment strategies substantially similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
T. Rowe Price Composite
Class Y*	9.71%	4.53%	7.49%

Russell 1000 Growth Index^	9.07%	2.69%	5.44%
			Since Inception (1/1/98)
Wellington Management Composite
Class Y*	9.05%	2.15%	4.12%

Russell 1000 Growth Index^	9.07%	2.69%	2.98%
			Ten Years
Legg Mason Composite
Class Y*	1.35%	11.61%	11.13%

Russell 1000 Growth Index^	9.07%	2.69%	5.44%

* For T. Rowe Price and Wellington Management, performance shown is a composite of all discretionary, fee paying portfolios managed by T. Rowe Price or Wellington with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s Y share class. For Legg Mason, performance shown is a composite of all discretionary, fee paying accounts with a minimum market value of $10 million managed by Legg Mason with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s Y share class. From May 1, 2004 through September 30, 2005, the Legg Mason composite contains only accounts with a minimum market value of $25 million. Prior to May 1, 2004, the Legg Mason composite did not maintain a minimum market value requirement. For each Sub-Adviser, some of the portfolios are mutual funds registered under the Investment Company Act of 1940 (the “1940 Act”) and some are private accounts. The investment returns assume the reinvestment of dividends and capital gains distributions. The bar chart is based on Class Y expenses. The composite performance is provided solely to illustrate each Sub-Adviser’s performance in managing such a portfolio and does not represent the historical performance of the MassMutual Select Diversified Growth Fund and should not be interpreted as being indicative of the future performance of the Fund. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The composite portfolios were not subject to all of the investment restrictions to which the Fund will be subject, including restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, each as amended, and no assurance can be given that the Fund’s performance would not have been lower had it been in operation during the periods for which composite and mutual fund performance information is shown. The Fund’s performance may have differed due to factors such as differences in cash flows into and out of the Fund, differences in fees and expenses, and differences in portfolio size and investments. Prior performance of each Sub-Adviser is not indicative of future rates of return and is no indication of future performance of the Fund.

^ The Russell 1000 Growth Index is an unmanaged index consisting of those Russell 1000 securities (representing the 1000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and forecasted growth values than securities in the value universe. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

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MassMutual Select Destination Retirement 2050 Fund

Investment Objective

The Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

Principal Investment Strategies and Risks

The Fund is a “fund of funds” and seeks to achieve its investment objective by investing in a combination of equity, fixed income and money market funds advised by MassMutual or a control affiliate of MassMutual (“Underlying Funds”) using an asset allocation strategy designed for investors expecting to retire around the year 2050. Underlying Funds can include MassMutual Select Funds, MassMutual Premier Funds and Oppenheimer Funds, which are advised by OppenheimerFunds, Inc. (“OFI”).

•

Assets are allocated among Underlying Funds according to an asset allocation strategy that becomes increasingly conservative until it reaches 25% in equity funds and 75% in fixed-income funds, including money market funds (approximately five to ten years after the year 2050).

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller and Mid-Cap Company Risk, Growth Company Risk, Value Company Risk, Over-the-Counter Risk and Leveraging Risk.

These Risks are described beginning on page 11.

More Principal Investment Strategies and Risks

MassMutual invests the Destination Retirement 2050 Fund’s assets in a combination of domestic and international Underlying Funds. The target asset allocation strategy for the Destination Retirement 2050 Fund is designed to provide an approach to asset allocation that is neither overly aggressive nor overly conservative for the Fund’s retirement date.

(1)	OFI is a majority owned, indirect subsidiary of MassMutual. MassMutual Select Funds, MassMutual Premier Funds and Oppenheimer Funds are offered in separate prospectuses.

MassMutual allocates the assets of the Destination Retirement 2050 Fund among Underlying Funds according to an asset allocation strategy that becomes increasingly conservative over time. The Fund’s name refers to the approximate retirement year of the investors for whom the Fund’s asset allocation strategy is designed.

MassMutual Select Destination Retirement Income Fund is designed for investors in their retirement years. MassMutual allocates the Fund’s assets according to a stable target asset allocation that emphasizes fixed-income and money market funds but also includes a smaller allocation to equity funds. The Destination Retirement Income Fund is offered in a separate prospectus, dated April 2, 2007.

When the target asset allocation of the Destination Retirement 2050 Fund matches the MassMutual Select Destination Retirement Income Fund’s2 target asset allocation (approximately five to ten years after the Fund’s retirement date), it is expected that the Fund will be combined with the Destination Retirement Income Fund and the Fund’s shareholders will become shareholders of the Destination Retirement Income Fund. This may be done without a vote of shareholders if the Trust’s Board of Trustees determines at the time of the proposed combination that combining the Funds is in the best interests of the Funds and their shareholders. The objectives and policies stated above are non-fundamental and therefore may be changed by the Board of Trustees of the Trust without the consent of shareholders. Shareholders of the Destination Retirement 2050 Fund will be notified in writing prior to its combination with the Destination Retirement Income Fund.

MassMutual intends to manage the Destination Retirement 2050 Fund according to its target asset allocation strategy, and does not intend to trade actively among Underlying Funds or intend to attempt to capture short-term market opportunities. However, MassMutual may modify the target asset allocation strategy for the Destination Retirement 2050 Fund and modify the selection of Underlying Funds for the Destination Retirement 2050 Fund from time to time.

Assuming a retirement age of 65, the Destination Retirement 2050 Fund is appropriate for investors anticipating to retire between 2046 and 2055.

–  8  –

The following table lists the Destination Retirement 2050 Fund’s approximate asset allocation among equity and fixed income & short term/money market funds as of December 17, 2007. The table also lists the approximate asset allocation, as of December 17, 2007, to certain Underlying Funds in which the Destination Retirement 2050 Fund currently invests 5% or more. Other Underlying Funds in which the Destination Retirement 2050 Fund currently invests are listed below the table. MassMutual may change these percentages at any time and may invest in any other Underlying Funds, including any Underlying Funds that may be created in the future.

Investment Option Categories	Destination Retirement 2050

Equity	95.0%
Domestic Equity
Select Fundamental Value (Wellington)	9.0%
Select Large Cap Value (Davis)	5.5%
Select Diversified Value (AllianceBernstein)	5.5%
Premier Enhanced Index Value (Babson Capital)	6.3%
Select Aggressive Growth (Sands Capital/DMC)	7.3%
Select Blue Chip Growth (T. Rowe Price)	5.0%
Premier Enhanced Index Growth (Babson Capital)	9.8%

International Equity
Select Overseas (Harris/MFS)	10.2%
Select Diversified International (AllianceBernstein)	5.4%
Premier International Equity (OFI Institutional)	5.4%

Fixed Income & Short Term/Money Market	5.0%

Note: The allocation percentages have been rounded to one decimal place. The allocation among equity and fixed income & short term/money market funds may therefore not equal 100%.

Other Underlying Funds in which the Destination Retirement 2050 Fund currently invests include: Premier Value (OFI Institutional), Premier Capital Appreciation (OFI), Select Focused Value (Harris/Cooke & Bieler), Select Mid Cap Value (Cooke & Bieler), Select Mid Cap Growth Equity (Turner/Wellington), Select Mid Cap Growth Equity II (T. Rowe Price), Select Small Company Value (Clover/T. Rowe Price/Earnest Partners), Select Small Cap Value Equity (SSqA FM), Select Emerging Growth (DMC/Insight Capital), Select Small Cap Growth Equity (Waddell & Reed/Wellington), Select Small Company Growth (Mazama/Eagle), Select Small Cap Core Equity (GSAM), Premier Main Street Small Cap (OFI Institutional), Premier Core Bond (Babson Capital), Premier Diversified Bond (Babson Capital), Premier Strategic Income (OFI Institutional) and Premier Inflation-Protected Bond (Babson Capital).

–  9  –

Annual Performance

The Fund began operations December 17, 2007, and therefore has no performance history. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

Average Annual Total Returns

Because this Fund is new, there is no table which shows how the Fund’s returns have deviated from the broad market.

Expense Information

	Class Y
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.05%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses(1)	.45%
Acquired Fund Fees and Expenses(2)	.82%
Total Annual Fund Operating Expenses	1.32%

Less Expense Reimbursement	(.35%	)
Net Fund Expenses(3)(4)	.97%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Class Y shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class Y	$99	$377

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

(1)	Other expenses are based on estimated amounts for the first fiscal year of the Fund.

(2)	Acquired Fund fees and expenses represent approximate expenses to be borne indirectly by the Fund in its first fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(3)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses), excluding Acquired Fund fees and expenses, through March 31, 2009 to the extent that Net Fund Expenses would otherwise exceed .15% for Class Y. The Net Fund Expenses shown in the above table may exceed this amount, because Acquired Fund fees and expenses are excluded from the cap. The agreement cannot be terminated unilaterally by MassMutual.

(4)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

–  10  –

Summary of Principal Risks

The value of your investment in a Fund changes with the values of the investments in a Fund’s portfolio. Many things can affect those values. Factors that may have an important or significant effect on a particular Fund’s portfolio as a whole are called “Principal Risks.” These Principal Risks are summarized in this section. The Funds could be subject to additional risks. Although the Funds strive to reach their stated goals, they cannot offer guaranteed results. You have the potential to make money in these Funds, but you can also lose money. For purposes of the Destination Retirement 2050 Fund, except as otherwise stated, references in this section to “the Funds” or “a Fund” may relate to the Fund, one or more Underlying Funds, or both.

•	Market Risk

Market risk is the general risk of unfavorable market-induced changes in the value of a security. A Fund is subject to market risk when it invests some or all of its assets in debt securities. Debt securities are obligations of an issuer to pay principal and/or interest at a fixed, variable or floating interest rate over a predetermined period. Payments of principal or interest may be at fixed intervals, only at maturity or upon the occurrence of stated events or contingencies. If interest rates rise close to or higher than the specified rate, those securities are likely to be worth less and the value of the Fund will likely fall. If interest rates fall, most securities held by a Fund paying higher rates of interest will likely be worth more, and the Fund’s value will likely increase.

This kind of market risk, also called interest rate risk, is generally greater for debt securities with longer maturities and portfolios with longer durations. “Duration” is the average of the periods remaining for payments of principal and interest on a Fund’s debt securities, weighted by the dollar amount of each payment. Even the highest quality debt securities are subject to interest rate risk. Market risk is generally greater for lower-rated securities or comparable unrated securities. The Destination Retirement 2050 Fund and one or more Underlying Funds are subject to this kind of market risk.

In the case of stocks and other equity securities (including convertible securities), market risk is the result of a number of factors, including general economic and market conditions, real or perceived changes in the prospects of the security’s issuer, changing interest rates and real or perceived economic and competitive industry conditions.

The Funds maintain substantial exposure to equities and do not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or even extended periods subjects the Funds to unpredictable declines in the value of their shares, as well as periods of poor performance. Market risk also includes specific risks affecting the companies whose shares are purchased by a Fund, such as management performance, financial leverage, industry problems and reduced demand for the issuer’s goods or services. The Diversified Growth Fund, the Destination Retirement 2050 Fund and one or more Underlying Funds are subject to this kind of market risk.

•

Credit Risk.  This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract or securities loan, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. There are varying degrees of credit risk, which are often reflected in credit ratings. Credit risk is particularly significant for a Fund to the extent it invests in below investment grade securities. These debt securities and similar unrated securities, which are commonly known as “junk bonds,” either have speculative elements or are predominantly speculative investments. Junk bonds may be subject to greater market fluctuations and greater risks of loss of income

Terms appearing in bold type are discussed in greater detail under “Additional Investment Policies and Risk Considerations.” Those sections also include more information about the Funds, their investments and the related risks.

–  11  –

and principal than investment grade securities. A Fund that invests in foreign debt securities is also subject to increased credit risk because of the difficulties of requiring foreign entities, including issuers of sovereign debt, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

•

Management Risk.  Management risk is the chance that poor security selection will cause a Fund to underperform other funds with similar investment objectives. A Fund’s investment adviser or sub-adviser manages the Fund according to the traditional methods of active investment management, which involves the buying and selling of securities based upon economic, financial and market analysis and investment judgment. A Fund’s investment adviser or sub-adviser applies its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired result.

•

Prepayment Risk.  Prepayment risk is the risk that principal will be repaid at a different rate than anticipated, causing the return on securities to be less than expected when purchased. The Funds are also subject to reinvestment risk, which is the chance that cash flows from securities (including securities that are prepaid) will be reinvested at lower rates if interest rates fall.

•

Liquidity Risk.  Liquidity risk exists when particular investments are difficult to sell. A Fund may not be able to sell these illiquid securities at the best prices. Investments in derivatives, foreign securities and securities having small market capitalization, substantial market and/or credit risk, and unregistered or restricted securities tend to involve greater liquidity risk.

•

Derivative Risk.  A Fund may, but will not necessarily, use derivatives, which are financial contracts whose values depend upon, or are derived from, the value of an underlying asset, reference rate or index. Derivatives may relate to stocks, bonds, interest rates, currencies, credit exposures, currency exchange rates, commodities, related indexes or other assets. The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. Derivatives are subject to a number of potential risks. Derivative products are highly specialized instruments that may require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument or index but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. (For example, successful use of a credit default swap may require, among other things, an understanding of both the credit of the company to which it relates and of the way the swap is likely to respond to changes in various market conditions and to factors specifically affecting the company.) The use of derivatives involves the risk that a loss may be sustained as a result of the failure of another party to the contract (typically referred to as a “counterparty”) to make required payments or otherwise to comply with the contract’s terms. Derivative transactions can create investment leverage and may be highly volatile. When a Fund uses a derivative instrument, it could lose more than the principal amount invested. Since the values of derivatives are calculated and derived from the values of other assets, reference rates, or indexes, there is greater risk that derivatives will be improperly valued. Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates or indexes they are designed to hedge or to track closely, and the risk that a derivative transaction may not have the effect the Fund’s investment adviser or sub-adviser anticipated. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. A liquid secondary market may not always exist for the Fund’s derivative positions at any time. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price. Use of derivatives may increase the amount of taxes payable by shareholders. Although the use of derivatives is

–  12  –

intended to enhance a Fund’s performance, it may instead reduce returns and increase volatility.

•

Foreign Investment Risk.  Funds investing in foreign securities may experience more rapid and extreme changes in value than funds which invest solely in U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. In addition, foreign companies are usually not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund’s non-U.S. investments. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment. Economic downturns in certain regions, such as Southeast Asia, can also adversely affect other countries whose economies appear to be unrelated.

Funds may also invest in foreign securities known as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). ADRs, GDRs and EDRs, which may be sponsored or unsponsored, represent securities or a pool of securities of an underlying foreign or, in the case of GDRs and EDRs, U.S. or non-U.S. issuer. They are subject to many of the same risks as foreign securities. ADRs, GDRs and EDRs are more completely described in the Statement of Additional Information.

•

Emerging Markets Risk.  A Fund may invest in issuers located in emerging markets, subject to the applicable restrictions on foreign investments, when the investment adviser or sub-adviser deems those investments are consistent with the Fund’s investment objectives and policies. Emerging markets are generally considered to be the countries having “emerging market economies” based on factors such as the country’s foreign currency debt rating, its political and economic stability, the development of its financial and capital markets and the level of its economy. Investing in securities from emerging markets involves special risks, including less liquidity and more price volatility than securities of comparable domestic issuers or in established foreign markets. Emerging markets also may be concentrated towards particular industries. There may also be different clearing and settlement procedures, or an inability to handle large volumes of transactions. These factors could result in settlement delays and temporary periods when a portion of a Fund’s assets is not invested and could cause a loss in value due to illiquidity.

•

Currency Risk.  A Fund is subject to currency risk to the extent that it invests in securities of foreign companies that are traded in, and receive revenues in, foreign currencies. Currency risk is caused by uncertainty in foreign currency exchange rates. Fluctuations in the value of the U.S. dollar relative to foreign currencies may enhance or diminish returns that a U.S. investor would receive on foreign investments. A Fund may, but will not necessarily, engage in foreign currency transactions in order to protect against fluctuations in the value of holdings denominated in or exposed to other currencies. Those currencies can decline in value relative to the U.S. dollar, or, in the case of hedging positions, the U.S. dollar can decline in value relative to the currency hedged. A Fund’s investment in foreign currencies may increase the amount of ordinary income recognized by the Fund.

•

Smaller and Mid-Cap Company Risk.  Market risk and liquidity risk are particularly pronounced for stocks of smaller companies. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Although mid-cap companies are larger than smaller companies, they may have many of the same risks.

•

Growth Company Risk.  Market risk is also particularly pronounced for “growth” companies. The prices of growth company securities may fall to a greater extent than the overall equity markets (represented by the S&P 500® Index) due to changing economic, political or market factors. Growth company securities tend to be more volatile in terms of price swings and trading volume. Growth companies, especially technology related companies, have seen

–  13  –

dramatic rises and falls in stock valuations. The Funds have the risk that the market may deem their stock prices over-valued, which could cause steep and/or volatile price swings. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

•

Value Company Risk.  The value investment approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

•

Over-the-Counter Risk.  OTC transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and funds that invest in these stocks may experience difficulty in purchasing or selling these securities at a fair price.

•

Leveraging Risk.  When a Fund borrows money or otherwise leverages its portfolio, the value of an investment in that Fund will be more volatile and all other risks will tend to be compounded. A Fund may take on leveraging risk by investing collateral from securities loans, by using derivatives and by borrowing money to repurchase shares or to meet redemption requests. Leveraging may increase the assets on which the investment adviser’s or sub-adviser’s fee is based. A Fund’s use of derivatives may create investment leverage in its portfolio.

–  14  –

Principal Risks by Fund

The following chart summarizes the Principal Risks of each Fund. A particular Fund may, however, still have non-Principal risks not identified in this chart.

Fund	Market Risk	Credit Risk	Manage- ment Risk	Pre- payment Risk	Liquidity Risk	Derivative Risk	Foreign Invest- ment Risk	Emerging Markets Risk	Currency Risk	Smaller and Mid-Cap Company Risk	Growth Company Risk	Value Company Risk	Over- the- Counter Risk	Lever- aging Risk

Diversified Growth Fund	X	X	X		X	X	X			X	X			X

Destination Retirement 2050 Fund	X	X	X	X	X	X	X	X	X	X	X	X	X	X

–  15  –

About the Investment Adviser and Sub-Advisers

Massachusetts Mutual Life Insurance Company (“MassMutual”) located at 1295 State Street, Springfield, Massachusetts 01111, is the Funds’ investment adviser and is responsible for providing all necessary investment management and administrative services. Founded in 1851, MassMutual is a mutual life insurance company that provides a broad range of insurance, money management, retirement and asset accumulation products and services for individuals and businesses. As of December 31, 2006, MassMutual, together with its subsidiaries, had assets under management in excess of $455 billion.

MassMutual will be paid an investment management fee based on a percentage of each Fund’s average daily net assets as follows: .70% for the Diversified Growth Fund and .05% for the Destination Retirement 2050 Fund.

A discussion regarding the basis for the board of trustees approving the investment advisory contracts of the Funds will be available in the Funds’ annual report to shareholders dated December 31, 2007.

Each Fund also pays MassMutual an administrative and shareholder service fee at an annual rate based on a percentage of daily net assets for the Y share class. The fees for the Y share class of the Diversified Growth Fund and the Destination Retirement 2050 Fund, respectively, are .15% and .06%.

MassMutual, as the Destination Retirement 2050 Fund’s investment adviser, administers the asset allocation program for the Destination Retirement 2050 Fund. This function is performed by MassMutual’s Asset Allocation Committee, led by Kristin Fafard, CFA. Ms. Fafard joined MassMutual in 2003 as Managing Director for the MassMutual Retirement Services Investment Services Group. She leads a team of investment professionals who conduct money manager research for the MassMutual Investment Program. Prior to joining MassMutual, Ms. Fafard worked in various positions at Allmerica Financial, including investment consulting for the company’s variable and group retirement products, and stable value risk analysis. In addition to Ms. Fafard, the regular members of MassMutual’s Asset Allocation Committee include Bruce Picard Jr., CFA and Frederick (Rick) Schulitz. Mr. Schulitz joined MassMutual in 2006 as an Investment Consultant. Prior to joining MassMutual, Mr. Schulitz held Director positions at Prudential Retirement and ING, covering retirement and investment marketing, communications and strategic alliances. Mr. Picard joined MassMutual in 2005 as Investment Consultant. Prior to joining MassMutual, Mr. Picard was a Vice President at Loomis, Sayles & Co. LP, where he worked in various positions covering research, portfolio analysis and product development for the company’s Specialty Growth and mutual fund units.

Ms. Fafard and the MassMutual Retirement Services Investment Services Group are also responsible for determining the allocation of portfolio assets and/or cash flows among Sub-Advisers for those Funds with multiple sub-advisers.

MassMutual contracts with the following Sub-Advisers to help manage the Diversified Growth Fund:

Legg Mason Capital Management, Inc. (“Legg Mason”), located at 100 Light Street, Baltimore, Maryland 21202, manages a portion of the portfolio of the Diversified Growth Fund. Legg Mason is a wholly-owned subsidiary of Legg Mason, Inc., a financial services holding company. As of September 30, 2007, Legg Mason had approximately $68 billion in assets under management.

Robert Hagstrom

is primarily responsible for the day-to-day management of a portion of the Diversified Growth Fund. Mr. Hagstrom has been employed by one or more subsidiaries of Legg Mason Inc. since 1998. He currently serves as Senior Vice President for Legg Mason Capital Management, Inc. Mr. Hagstrom is a Chartered Financial Analyst and is a member of the Association of Investment Management & Research and the Financial Analysts of Philadelphia.

–  16  –

T. Rowe Price Associates, Inc. (“T. Rowe Price”), located at 100 East Pratt Street, Baltimore, Maryland 21202, manages a portion of the portfolio of the Diversified Growth Fund. T. Rowe Price, a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly-traded financial services holding company, has been managing assets since 1937. As of September 30, 2007, T. Rowe Price had approximately $396.8 billion in assets under management.

Larry J. Puglia

is the portfolio manager of a portion of the Diversified Growth Fund. Mr. Puglia, investment advisory committee chairman of the T. Rowe Price Blue Chip Growth Fund, has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the portfolio’s investment program. He is a Chartered Financial Analyst and a Certified Public Accountant, and a Vice President of T. Rowe Price Associates, Inc. Mr. Puglia has been the lead portfolio manager for the U.S. Large-Cap Core Growth Strategy for T. Rowe Price since 1997 and has been managing its Large-Cap Core Growth Portfolios since 1993. He also serves on the investment advisory committee of T. Rowe Price’s Institutional U.S. Large-Cap Growth Strategy. Mr. Puglia joined T. Rowe Price in 1990.

Wellington Management Company, LLP (“Wellington Management”), a Massachusetts limited liability partnership with principal offices located at 75 State Street, Boston, Massachusetts 02109, manages a portion of the portfolio of the Diversified Growth Fund. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of September 30, 2007, Wellington Management had investment management authority with respect to approximately $607 billion in assets.

Mammen Chally

has served as portfolio manager of a portion of the Diversified Growth Fund since its inception in 2007. Mr. Chally, a Chartered Financial Analyst, is a Vice President and Equity Portfolio Manager of Wellington Management and joined the firm in 1994 and has been an investment professional since 1996.

James A. Rullo

has served as portfolio manager of a portion of the Diversified Growth Fund since its inception in 2007. Mr. Rullo, a Chartered Financial Analyst, is a Senior Vice President of Wellington Management and Director of the Quantitative Investment Group. Mr. Rullo joined Wellington Management as an investment professional in 1994.

The Trust’s Statement of Additional Information (“SAI”) provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio managers and each portfolio manager’s ownership of securities in the relevant Fund.

MassMutual has received exemptive relief from the SEC to permit MassMutual to change sub-advisers or hire new sub-advisers for one or more Funds from time to time without obtaining shareholder approval. Normally, shareholders are required to approve investment sub-advisory agreements. Several other mutual fund companies have received similar relief. MassMutual believes having this authority is important, because it allows MassMutual to remove and replace a sub-adviser in a quick, efficient and cost-effective fashion when, for example, its performance is inadequate or the sub-adviser no longer is able to meet a Fund’s investment objective and strategies. The shareholders of each Fund have previously approved this arrangement. Pursuant to the exemptive relief, MassMutual will provide to a Fund’s shareholders, within 90 days of the hiring of a new sub-adviser, an information statement describing the new sub-adviser.

–  17  –

About the Classes of Shares – Multiple Class Information

Each Fund offers five Classes of shares: Class S, Class Y, Class L, Class A and Class N. The shares offered by this Prospectus are Class Y shares. Class A shares have up-front sales charges and Class N shares have contingent deferred sales charges. Only Class A and Class N shares charge Rule 12b-1 fees.

Class S, Class Y and Class L shares are primarily offered to institutional investors through institutional distribution channels, such as employer-sponsored retirement plans or through broker-dealers, financial institutions or insurance companies. Class A and N shares are primarily offered through other distribution channels, such as broker-dealers or financial institutions. The different Classes have different fees, expenses and/or minimum investor size requirements. The difference in the fee structures among the Classes is the result of their separate arrangements for shareholder and distribution services and is not the result of any difference in amounts charged by MassMutual for investment advisory services. Accordingly, management fees do not vary by Class. Different fees and expenses of a Class will affect performance of that Class. For actual past expenses of each share class, see the fund-by-fund information earlier in this prospectus. Investors may receive different levels of service in connection with investments in different classes of shares and intermediaries may receive different levels of compensation in connection with each share class. For additional information, call us toll free at 1-888-309-3539 or contact a sales representative or financial intermediary who offers the Classes.

Except as described below, all Classes of shares of a Fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the various Classes are: (a) each Class may be subject to different expenses specific to that Class; (b) each Class has a different Class designation; (c) each Class has exclusive voting rights with respect to matters solely affecting such Class; (d) each Class offered in connection with a Rule 12b-1 Plan will bear the expense of the payments that would be made pursuant to that Rule 12b-1 Plan, and only that Class will be entitled to vote on matters pertaining to that Rule 12b-1 Plan; and (e) each Class will have different exchange privileges.

Each Class of a Fund’s shares invests in the same portfolio of securities. Because each Class will have different expenses, they will likely have different share prices. All Classes of shares are available for purchase by insurance company separate investment accounts.

Class Y shares of the Funds may also be purchased by the following Eligible Purchasers:

•

Qualified plans under Section 401(a) of the Internal Revenue Code of 1986 as amended (the “Code”), Code Section 403(b) plans, Code Section 457 plans and non-qualified deferred compensation plans, where plan assets of the employer generally exceed or are expected to exceed $5 million;

•	Registered mutual funds and collective trust funds; and

•	Other institutional investors with assets generally in excess of $5 million.

Additional Information.

An institutional investor or plan may be permitted to purchase shares of a class even if the institutional investor or plan does not meet the minimum investment amounts set forth above, if MML Distributors, LLC (the “Distributor”) or MassMutual as applicable, determines that the expected size (over time), servicing needs, or distribution or servicing costs for the institutional investor or plan are comparable to those of institutional investors or plans eligible to purchase shares of that class.

Eligible Purchasers must have an agreement with MassMutual or a MassMutual affiliate to purchase shares.

Shareholder and Distribution Fees.  Class Y shares of each Fund are purchased directly from the Trust without a front-end sales charge. Therefore, 100% of an Investor’s money is invested in the Fund or Funds of its choice. Class Y shares do not have deferred sales charges or any Rule 12b-1 fees.

Compensation to Intermediaries

MassMutual may directly, or through the Distributor, pay up to .25% of the amount invested to intermediaries who provide services on behalf of Class Y shares. This compensation is paid by MassMutual, not from Fund assets. The payments on account of Class Y shares will be based on criteria

–  18  –

established by MassMutual. In the event that amounts paid by the Funds to MassMutual as administrative or management fees are deemed indirect financing of distribution or servicing costs for Class Y shares, the Funds have adopted distribution and servicing plans (i.e., Rule 12b-1 Plans) authorizing such payments. No additional fees are paid by the Funds under these plans. Annual compensation paid on account of Class Y shares will be paid quarterly, in arrears.

MassMutual may also make payments, out of its own assets, to intermediaries, including broker-dealers, insurance agents and other service providers, that relate to the sale of the Funds or certain of MassMutual’s variable annuity contracts for which the Funds are underlying investment options.

This compensation may take the form of:

•	Payments to administrative service providers that provide enrollment, recordkeeping and other services to pension plans;

•	Cash and non-cash benefits, such as bonuses and allowances or prizes and awards, for certain brokers, administrative service providers and MassMutual insurance agents;

•	Payments to intermediaries for, among other things, training of sales personnel, conference support, marketing or other services provided to promote awareness of MassMutual’s products;

•

Payments to broker-dealers and other intermediaries that enter into agreements providing the Distributor with access to representatives of those firms or with other marketing or administrative services; and

•	Payments under agreements with MassMutual not directly related to the sale of specific variable annuity contracts or the Funds, such as educational seminars and training or pricing services.

These compensation arrangements are not offered to all intermediaries and the terms of the arrangements may differ among intermediaries. These arrangements may provide an intermediary with an incentive to recommend one mutual fund over another, one share class over another, or one insurance or annuity contract over another. You may want to take these compensation arrangements into account when evaluating any recommendations regarding the Funds or any contract using the Funds as investment options. You may contact your intermediary to find out more information about the compensation they may receive in connection with your investment.

–  19  –

Investing In The Funds

Buying, Redeeming and Exchanging Shares

The Funds sell their shares at a price equal to their net asset value (“NAV”) plus any initial sales charge that applies. The Funds generally determine their NAV at the market close (usually 4:00 p.m. Eastern Time) every day the New York Stock Exchange (“NYSE”) is open (“Business Day”). Your purchase order will be priced at the next NAV calculated after the order is received in good form by the transfer agent, MassMutual or another intermediary authorized for this purpose. The Funds will suspend selling their shares during any period when the determination of NAV is suspended. The Funds can reject any purchase order (generally within one business day) and can suspend purchases if it is in their best interest.

The Funds redeem their shares at their next NAV computed after your redemption request is received and accepted by the transfer agent, MassMutual or another intermediary. You will usually receive payment for your shares within 7 days after your redemption request is received in good form. If, however, you request redemption of shares recently purchased by check, you may not receive payment until the check has been collected, which may take up to 15 days from time of purchase. The Funds can also suspend or postpone payment, when permitted by applicable law and regulations.

You can exchange shares of one Fund for the same class of shares of another Fund. An exchange is treated as a sale of shares in one Fund and a purchase of shares in another Fund at the NAV next determined after the exchange request is received and accepted by the transfer agent, MassMutual or another intermediary. The Funds have been informed by MassMutual’s Retirement Services division, which serves as a Recordkeeper for MassMutual’s retirement plan customers, that it intends to implement a new excessive trading monitoring policy that will affect all investment options, including the Funds, available to MassMutual’s retirement plan customers. Plan participants will be prohibited from transferring into most mutual funds and similar investment options if they have transferred into and out of the same option within the previous 60 days. Certain options will not be subject to this rule. This rule will not prohibit plan participants from transferring out of any option at any time. MassMutual is expected to adopt a similar policy with respect to its IRA customers. Beginning sometime after February 4, 2008, the Trust, including the Funds, is expected to implement a similar policy. Your right to exchange shares is subject to applicable regulatory requirements or contractual obligations. The Funds may limit, restrict or refuse exchange purchases, if, in the opinion of MassMutual:

•	you have engaged in excessive trading;

•	a Fund receives or expects simultaneous orders affecting significant portions of the Fund’s assets;

•	a pattern of exchanges occurs which coincides with a market timing strategy; or

•	the Fund would be unable to invest the funds effectively based on its investment objectives and policies, or if the Fund would be adversely affected.

Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds do not accommodate excessive trading and/or market timing activity. Excessive trading and/or market timing activity involving the Funds can disrupt the management of the Funds. These disruptions can result in increased expenses and can have an adverse effect on fund performance.

MassMutual has adopted policies and procedures to help identify those individuals or entities MassMutual determines may be engaging in excessive trading and/or market timing trading activities. MassMutual monitors trading activity to enforce these procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Therefore, despite MassMutual’s efforts to prevent excessive trading and/or market timing trading activities, there can be no assurance that MassMutual will be able to identify all those who trade excessively or employ a market timing strategy and curtail their trading in every instance.

The monitoring process involves scrutinizing transactions in fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Trading activity identified by either, or a combination, of these factors, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might constitute excessive trading and/or market timing activity. When trading activity is determined by a Fund or MassMutual, in their sole

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discretion, to be excessive in nature, certain account-related privileges, such as the ability to place purchase, redemption and exchange orders over the internet, may be suspended for such account.

The Funds reserve the right to modify or terminate the exchange privilege as described above on 60 days written notice.

The Funds do not accept purchase, redemption or exchange orders or compute their NAVs on days when the NYSE is closed. This includes: weekends, Good Friday and all federal holidays other than Columbus Day and Veterans Day. Certain foreign markets may be open on days when the Funds do not accept orders or price their shares. As a result, the NAV of a Fund’s shares may change on days when you will not be able to buy or sell shares.

Determining Net Asset Value

The Trust calculates the NAV of each class of shares of each Fund separately. The NAV for shares of a class of a Fund is determined by adding the current value of all of the Fund’s assets attributable to that class, subtracting the liabilities attributable to that class and then dividing the resulting number by the total outstanding shares of the class. The assets of the Destination Retirement 2050 Fund consist primarily of shares of the Underlying Funds, which are valued at their respective NAVs.

Each Fund’s assets are valued based on market value of the Fund’s total portfolio. Securities are typically valued on the basis of valuations furnished by a pricing service. However, valuation methods approved by the Fund’s Board of Trustees which are intended to reflect fair value may be used by the Trust’s Investment Pricing Committee when pricing service information is not readily available or when a security’s value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a Fund’s value for a security is likely to be different from the last quoted market price or pricing service information. Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

The Funds’ valuation methods are more fully described in the Statement of Additional Information.

How to Invest

When you buy shares of a Fund through an agreement with MassMutual, your agreement will describe how you need to submit buy, sell and exchange orders. Purchase orders must be accompanied by sufficient funds. You can pay by check or Federal Funds wire transfer. You must submit any buy, sell or exchange orders in “good form” as described in your agreement.

Taxation and Distributions

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a regulated investment company, a Fund will not be subject to Federal income taxes on its ordinary income and net realized capital gain distributed to its shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders. In general, a Fund that fails to distribute at least 98% of such income and gain in the one-year period ending October 31 (or later if the Fund is permitted to elect and so elects) in which earned will be subject to a 4% excise tax on the undistributed amount. Many investors, including most tax qualified plan investors, may be eligible for preferential Federal income tax treatment on distributions received from a Fund and dispositions of Fund shares. This Prospectus does not attempt to describe in any respect such preferential tax treatment. Any prospective investor that is a trust or other entity eligible for special tax treatment under the Code that is considering purchasing shares of a Fund, including either directly or indirectly through a life insurance company separate investment account, should consult its tax advisers about the Federal, state, local and foreign tax consequences particular to it, as should persons considering whether to have amounts held for their benefit by such trusts or other entities investing in shares of a Fund.

Investors are generally subject to Federal income taxes on distributions received in respect of their shares. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than by how long the shareholder held the shares. Distributions of a Fund’s ordinary income and short-term capital

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gains (i.e. gains from capital assets held for one year or less) are taxable to the shareholder as ordinary income whether received in cash or additional shares. Certain designated dividends may be eligible for the dividends-received deduction for corporate shareholders. Designated capital gain dividends (relating to gains from capital assets held by a Fund for more than one year) are taxable as long-term capital gains in the hands of the investor whether distributed in cash or additional shares. For taxable years beginning on or before December 31, 2010, distributions of investment income designated by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level. Fixed income funds generally do not expect a significant portion of their distributions to be derived from qualified dividend income. Long-term capital gain rates applicable to individuals have been temporarily reduced, in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets for taxable years beginning on or before December 31, 2010.

The nature of each Fund’s distributions will be affected by its investment strategies. A Fund whose investment return consists largely of interest, dividends and capital gains from short-term holdings will distribute largely ordinary income. A Fund whose return comes largely from the sale of long-term holdings will distribute largely capital gain dividends. Distributions are taxable to a shareholder even though they are paid from income or gains earned by a Fund prior to the shareholder’s investment and thus were included in the NAV paid by the shareholder.

Each Fund intends to pay out as dividends substantially all of its net investment income (which comes from dividends and any interest it receives from its investments). Each Fund also intends to distribute substantially all of its net realized long- and short-term capital gains, if any, after giving effect to any available capital loss carryovers. For each Fund distributions, if any, are declared and paid at least annually. Distributions may be taken either in cash or in additional shares of the respective Fund at the Fund’s net asset value on the first business day after the record date for the distribution, at the option of the shareholder.

Any gain resulting from the exchange or redemption of an investor’s shares in a Fund will generally be subject to tax. A loss incurred with respect to shares of a Fund held for six months or less will be treated as a long-term capital loss to the extent of long-term capital gains dividends with respect to such shares.

A Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, such Fund’s yield on those securities would be decreased. Shareholders of the Funds generally will not be entitled to claim a credit or deduction with respect to foreign taxes.

In addition, a Fund’s investments in foreign securities (including fixed income securities and derivatives) or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing, amount, or character of the Fund’s distributions.

Under current law, dividends (other than capital gain dividends) paid by a Fund to a person who is not a “U.S. person” within the meaning of the Code (a “foreign person”) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, effective for taxable years of a Fund beginning before January 1, 2008, a Fund is not required to withhold any amounts with respect to (i) distributions of net short-term capital gains in excess of net long-term capital losses, and (ii) distributions of U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by a foreign person, in each case to the extent that the Fund properly designates such distributions.

The discussion above is very general. Shareholders should consult their tax adviser for more information about the effect that an investment in a Fund could have on their own tax situation, including possible state, local and foreign taxes. Also, this discussion does not apply to Fund shares held through tax-exempt retirement plans.

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Investment Performance

Similar account performance for the sub-advisers is provided solely to illustrate that sub-adviser’s performance in managing portfolios with investment objectives, policies and investment strategies substantially similar to the portion of the Diversified Growth Fund managed by the sub-adviser. The Diversified Growth Fund’s performance would have differed due to factors such as differences in cash flows into and out of the Fund, differences in fees and expenses, and differences in portfolio size and investments. Similar account performance is not indicative of future rates of return. Prior performance of the sub-advisers is no indication of future performance of the Diversified Growth Fund. In addition, for all of the sub-advisers, as applicable, the private account portfolios are not registered with the SEC and therefore are not subject to the limitations, diversification requirements and other restrictions to which the Diversified Growth Fund, as a registered mutual fund, is subject. The performance of the private accounts may have been adversely affected if they had been registered with the SEC.

The following chart summarizes the composite performance of each sub-adviser’s investment results for all accounts with investment objectives similar to that of the Diversified Growth Fund. Each sub-adviser’s similar account performance has been adjusted to reflect the fees and expenses of the Diversified Growth Fund’s Class Y shares.

Sub-Adviser/Fund	Share Class	1 Year Return (%) as of 12/31/06	3 Year Return (%) as of 12/31/06	5 Year Return (%) as of 12/31/06	10 Year Return (%) as of 12/31/06

T. Rowe Price/
Diversified Growth Fund	Y	9.71%	8.29%	4.53%	7.49%

Wellington Management/
Diversified Growth Fund	Y	9.05%	7.43%	2.15%	N/A

Legg Mason/
Diversified Growth Fund	Y	1.35%	4.45%	11.61%	11.13%

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ADDITIONAL INVESTMENT POLICIES

AND RISK CONSIDERATIONS

The Diversified Growth Fund and the Destination Retirement 2050 Fund, primarily through its investments in the Underlying Funds, may invest in a wide range of investments and engage in various investment-related transactions and practices. These practices are pursuant to non-fundamental policies and therefore may be changed by the Board of Trustees of the Trust without the consent of shareholders. Some of the more significant practices and some associated risks are discussed below. For purposes of the Destination Retirement 2050 Fund, except as otherwise stated, references in this section to “the Funds,” “each Fund” or “a Fund” may relate to the Fund, one or more Underlying Funds, or both.

Repurchase Agreements and Reverse Repurchase Agreements

Each Fund may engage in repurchase agreements and reverse repurchase agreements. A repurchase agreement is a contract pursuant to which a Fund agrees to purchase a security and simultaneously agrees to resell it at an agreed-upon price at a stated time, thereby determining the yield during the Fund’s holding period. A reverse repurchase agreement is a contract pursuant to which a Fund agrees to sell a security and simultaneously agrees to repurchase it at an agreed-upon price at a stated time. The Statement of Additional Information provides a detailed description of repurchase agreements, reverse repurchase agreements and related risks.

Securities Lending

Each Fund may seek additional income by making loans of portfolio securities of not more than 33% of its total assets taken at current value. Although lending portfolio securities may involve the risk of delay in recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially, loans will be made only to borrowers deemed by MassMutual and the Funds’ custodian to be in good standing.

Under applicable regulatory requirements and securities lending agreements (which are subject to change), the loan collateral received by a Fund when it lends portfolio securities must, on each business day, be at least equal to the value of the loaned securities. Cash collateral received by a Fund will be reinvested by the Fund’s securities lending agent in high quality, short term instruments, including bank obligations, U.S. Government securities, repurchase agreements, money market funds and U.S. dollar denominated corporate instruments with an effective maturity of one-year or less, including variable rate and floating rate securities, insurance company funding agreements and asset-backed securities. All investments of cash collateral by a Fund are for the account and risk of that Fund.

Hedging Instruments and Derivatives

Each Fund may buy or sell forward contracts and other similar instruments and may engage in foreign currency transactions (collectively referred to as “hedging instruments” or “derivatives”), as more fully discussed in the Statement of Additional Information.

The Funds may normally use derivatives:

•

to protect against possible declines in the market value of a Fund’s portfolio resulting from downward trends in the markets (for example, in the debt securities markets generally due to increasing interest rates);

•	to protect a Fund’s unrealized gains or limit its unrealized losses; and

•	to manage a Fund’s exposure to changing securities prices.

The Funds may also use derivatives to establish a position in the debt or equity securities markets as a temporary substitute for purchasing or selling particular securities and to manage the effective maturity or duration of fixed income securities in a Fund’s portfolio. The Funds do not currently intend to use derivatives for purposes which the Funds’ investment adviser or sub-adviser would consider speculative.

(1)

Forward Contracts – Each Fund may purchase or sell securities on a “when issued” or delayed delivery basis or may purchase or sell securities on a forward commitment basis (“forward contracts”). When such transactions are negotiated, the price is fixed at the time of

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commitment, but delivery and payment for the securities can take place a month or more after the commitment date. The securities so purchased or sold are subject to market fluctuations and no interest accrues to the purchaser during this period. While a Fund also may enter into forward contracts with the initial intention of acquiring securities for its portfolio, it may dispose of a commitment prior to settlement if the Fund’s investment adviser or sub-adviser deems it appropriate to do so.

(2)	Currency Transactions – The Funds may, but will not necessarily, engage in foreign currency transactions with counterparties in order to hedge the value of portfolio holdings denominated in or exposed to particular currencies against fluctuations in relative value.

For more information about forward contracts and currency transactions and the extent to which tax considerations may limit a Fund’s use of such instruments, see the Statement of Additional Information.

There can be no assurance that the use of hedging instruments and derivatives by a Fund will assist it in achieving its investment objective. Risks inherent in the use of these instruments include the following:

•	the risk that interest rates and securities prices will not move in the direction anticipated;

•	the imperfect correlation between the prices of a forward contract and the price of the securities being hedged; and

•	the Fund’s portfolio manager may not have the skills needed to manage these strategies.

As to forward contracts, the risk exists that the counterparty to the transaction will be incapable of meeting or unwilling to meet its commitment, in which case the desired hedging protection may not be obtained and the Fund may be exposed to risk of loss. As to currency transactions, risks exist that purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments which could result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations. It also could cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

Options and Futures Contracts

The Funds may engage in options transactions, such as writing covered put and call options on securities and purchasing put and call options on securities. These strategies are designed to increase a Fund’s portfolio return, or to protect the value of the portfolio, by offsetting a decline in portfolio value through the options purchased. Writing options, however, can only constitute a partial hedge, up to the amount of the premium, and due to transaction costs.

The Funds may also write covered call and put options and purchase call and put options on stock indexes in order to increase portfolio income or to protect the Fund against declines in the value of portfolio securities. In addition, the Funds may also purchase and write options on foreign currencies to protect against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired.

The Funds may also enter into stock index futures contracts and foreign currency futures contracts. These transactions are hedging strategies. They are designed to protect a Fund’s current or intended investments from the effects of changes in exchange rates or market declines. They may also be used for other purposes, such as an efficient means of adjusting a Fund’s exposure to certain markets; in an effort to enhance income; and as a cash management tool. A Fund will incur brokerage fees when it purchases and sells futures contracts. Futures contracts entail risk of loss in portfolio value if the Fund’s investment adviser or sub-adviser is incorrect in anticipating the direction of exchange rates or the securities markets.

The Funds may also purchase and write options on these futures contracts. This strategy also is intended to protect against declines in the values of portfolio securities or against increases in the costs of securities to be acquired. Like other options, options on futures contracts constitute only a partial hedge up to the amount of the premium, and due to transaction costs.

While these strategies will generally be used by a Fund for hedging purposes, there are risks. For example, the Fund’s investment adviser or sub-adviser may incorrectly forecast the direction of exchange rates or of the underlying securities index

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or markets. When these transactions are unsuccessful, the Fund may experience losses. When a Fund enters into these transactions to increase portfolio value (i.e., other than for hedging purposes), there is a liquidity risk that no market will arise for resale and the Fund could also experience losses. Options and Futures Contracts strategies and risks are described more fully in the Statement of Additional Information.

Foreign Securities

Investments in foreign securities offer potential benefits not available from investing solely in securities of domestic issuers, such as the opportunity to invest in foreign issuers that appear to offer growth potential, or to invest in foreign countries with economic policies or business cycles different from those of the United States or foreign stock markets that do not move in a manner parallel to U.S. markets, thereby diversifying risks of fluctuations in portfolio value.

Investments in foreign securities, however, entail certain risks, such as: the imposition of dividend or interest withholding or confiscatory taxes; currency blockages or transfer restrictions; expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Certain markets may require payment for securities before delivery. A Fund’s ability and decision to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets. Further, it may be more difficult for a Fund’s agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

Trading

A Fund’s investment adviser or sub-adviser may use trading as a means of managing the portfolios of the Fund in seeking to achieve their investment objectives. Transactions will occur when the investment adviser or sub-adviser believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether the goals discussed above will be achieved through trading depends on the investment adviser’s or sub-adviser’s ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. If such evaluations and expectations prove to be incorrect, a Fund’s income or capital appreciation could fall and its capital losses could increase. In addition, high portfolio turnover in any Fund can result in additional brokerage commissions to be paid by the Fund and can reduce a Fund’s return. It may also result in higher short-term capital gains that are taxable to shareholders.

Cash Positions/Temporary Defensive Positions

Each Fund may hold cash or cash equivalents to provide for expenses and anticipated redemption payments and so that an orderly investment program may be carried out in accordance with the Fund’s investment policies. In certain market conditions, a Fund’s investment adviser or sub-adviser may for temporary defensive purposes, invest in investment grade debt securities, government obligations, or money market instruments or cash equivalents. These temporary defensive positions may cause the Fund not to achieve its investment objective. These investments may also give the Fund liquidity and allow it to achieve an investment return during such periods, although the Fund still has the possibility of losing money.

Under normal circumstances, the Diversified Growth Fund will comply with its 80% investment requirement. However, the Fund may (but is not required to), from time to time, depart temporarily from its 80% investment requirement to avoid losses in response to adverse market, economic, political or other conditions, as well as other limited, appropriate circumstances, such as, but not limited to, unusually large cash flows or redemptions. Keep in mind that a temporary defensive strategy still has the possibility of losing money and may prevent the Fund from achieving its investment objective.

Mortgage-Backed Securities and CMOs

The Funds may invest in mortgage-backed securities and collateralized mortgage obligations (“CMOs”). These securities represent participation interests in pools of residential mortgage loans made by lenders such as banks and savings and loan associations. The

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pools are assembled for sale to investors (such as the Funds) by government agencies and private issuers, which issue or guarantee the securities relating to the pool. Such securities differ from conventional debt securities which generally provide for periodic payment of interest in fixed or determinable amounts (usually semi-annually) with principal payments at maturity or specified call dates. Some mortgage-backed securities in which a Fund may invest may be backed by the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association); some are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of the Federal Home Loan Mortgage Corporation); and some are backed by only the credit of the issuer itself (e.g., private issuer securities). Those guarantees do not extend to the value or yield of the mortgage-backed securities themselves or to the NAV of a Fund’s shares. These issuers may also issue derivative mortgage backed securities such as CMOs.

The expected yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. The actual life of any particular pool will be shortened by any unscheduled or early payments of principal. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a Fund to differ from the yield calculated on the basis of the expected average life of the pool.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments may likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as do the values of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise to the extent that the values of other debt securities rise, because of the risk of prepayment. A Fund’s reinvestment of scheduled principal payments and unscheduled prepayments it receives may occur at times when available investments offer higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the Fund have a compounding effect which may increase the yield to the Fund more than debt obligations that pay interest semi-annually. Because of these factors, mortgage-backed securities may be less effective than bonds of similar maturity at maintaining yields during periods of declining interest rates. A Fund may purchase mortgage-backed securities at a premium or at a discount. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of their principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount.

Asset-Backed Securities

These securities, issued by trusts and special purpose entities, are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). The value of an asset-backed security is affected by changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Value is also affected if any credit enhancement has been exhausted. Payments of principal and interest passed through to holders of asset-backed securities are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security’s par value until exhausted. If the credit enhancement of an asset-backed security held by a Fund has been exhausted, and, if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment. The risks of investing in asset-backed securities are ultimately dependent upon payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The

–  27  –

underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described above for prepayments of a pool of mortgage loans underlying mortgage-backed securities. However, asset-backed securities do not have the benefit of the same security interest in the underlying collateral as do mortgage-backed securities.

Dollar Roll Transactions

To take advantage of attractive financing opportunities in the mortgage market and to enhance current income, each of the Funds may engage in dollar roll transactions. A dollar roll transaction involves a sale by a Fund of a GNMA certificate or other mortgage backed securities to a financial institution, such as a bank or broker-dealer, concurrent with an agreement by the Fund to repurchase a similar security from the institution at a later date at an agreed upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Dollar roll transactions involve potential risks of loss which are different from those related to the securities underlying the transaction. The Statement of Additional Information gives a more detailed description of dollar roll transactions and related risks.

Lower Rated Debt Securities

While the Funds may invest in investment grade debt securities that are rated in the fourth highest rating category by at least one nationally recognized statistical rating organization (e.g., Baa3 by Moody’s Investors Service, Inc.) or, if unrated, are judged by the Fund’s investment adviser or sub-adviser to be of equivalent quality, such securities have speculative characteristics, are subject to greater credit risk, and may be subject to greater market risk than higher rated investment grade securities.

When Issued Securities

The Funds may purchase securities on a “when-issued” or on a “forward delivery” basis, which means securities will be delivered to the Fund at a future date beyond the settlement date. A Fund will not have to pay for securities until they are delivered. While waiting for delivery of the securities, the Fund will segregate sufficient liquid assets to cover its commitments. Although the Funds do not intend to make such purchases for speculative purposes, there are risks related to liquidity and market fluctuations prior to the Fund taking delivery.

Net Assets

For purposes of clarifying the term as used in this Prospectus, “Net Assets” includes any borrowings for investment purposes.

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MASSMUTUAL SELECT FUNDS

1295 State Street

Springfield, Massachusetts 01111

Learning More About the Funds

You can learn more about the Funds by reading the Funds’ Annual and Semiannual Reports when they become available and the Statement of Additional Information (SAI). This information is available free upon request. In the Annual and Semiannual Reports, you will find a discussion of market conditions and investment strategies that significantly affected each Fund’s performance during the period covered by the Report and a listing of each Fund’s portfolio securities as of the end of such period. The SAI provides additional information about the Funds and will provide you with more detail regarding the organization and operation of the Funds, including their investment strategies. The SAI is incorporated by reference into this Prospectus and is therefore legally considered a part of this Prospectus.

How to Obtain Information

From MassMutual Select Funds:  You may request information about the Funds (including the Annual/Semiannual Reports and the SAI) or make shareholder inquiries by calling 1-888-309-3539 or by writing MassMutual Select Funds c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0111, Attention: Retirement Services Marketing. You may also obtain copies of the Annual/Semiannual Reports and the SAI free of charge at http://www.massmutual.com/retire.

From the SEC:  You may review and copy information about the Funds (including the SAI) at the SEC’s Public Reference Room in Washington, D.C. (call 1-202-942-8090 for information regarding the operation of the SEC’s public reference room). You can get copies of this information, upon payment of a copying fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at publicinfo@sec.gov. Alternatively, if you have access to the Internet, you may obtain information about the Funds from the SEC’s EDGAR database on its Internet site at http://www.sec.gov.

When obtaining information about the Funds from the SEC, you may find it useful to reference the Funds’ SEC file number: 811-8274.

MASSMUTUAL SELECT FUNDS

This Prospectus describes Class N shares of the following Funds:

Large Cap Growth	Sub-Advised by:
MassMutual Select Diversified Growth Fund	T. Rowe Price Associates, Inc./Wellington Management Company, LLP/Legg Mason Capital Management, Inc.

Asset Allocation/Lifecycle
MassMutual Select Destination Retirement 2050 Fund

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any statement to the contrary is a crime.

PROSPECTUS

December 17, 2007

–  1  –

–  2  –

Summary Information

MassMutual Select Funds (the “Funds” or the “Trust”) provides a broad range of investment choices across the risk/return spectrum. The summary pages that follow describe the MassMutual Select Diversified Growth Fund’s and the MassMutual Select Destination Retirement 2050 Fund’s:

•	Investment objectives.

•	Principal Investment Strategies and Risks. A “Summary of Principal Risks” of investing in the Funds begins on page 11.

•	Fees and Expenses.

A description of the Trust’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ Statement of Additional Information.

There is no assurance that a Fund’s investment objective will be achieved, and you can lose money by investing in the Funds.

–  3  –

MassMutual Select Diversified Growth Fund

Investment Objective

The Fund seeks long-term growth of capital.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by investing primarily in U.S. common stocks. While most assets will be invested in U.S. common stocks, foreign securities, futures and options may also be purchased, in keeping with Fund objectives. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of mid- and large-capitalization companies. Mid- and large-capitalization companies are defined as those companies whose market capitalizations, at the time of purchase, are included in the range of companies in the Russell 1000® Growth Index. As of October 31, 2007, the range of capitalization of companies included in the Russell 1000 Growth Index was $838 million to $502.6 billion. Three Sub-Advisers manage the Fund, each being responsible for a portion of the portfolio, but not necessarily equal weighted. Each of the Fund’s Sub-Advisers may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.

T. Rowe Price Associates, Inc. (“T. Rowe Price”) invests in companies that it believes are well established in their industries and have the potential for above-average earnings growth. T. Rowe Price focuses on companies with leading market position, seasoned management and strong financial fundamentals. The investment approach reflects T. Rowe Price’s belief that solid company fundamentals (with emphasis on strong growth in earnings per share or operating cash flow) combined with a positive industry outlook will ultimately reward investors with strong investment performance. Some of the companies targeted will have good prospects for dividend growth.

In pursuing the Fund’s investment objective, T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Wellington Management Company, LLP (“Wellington Management”) invests primarily in common stocks of growth-oriented companies. Wellington Management uses a combination of bottom-up fundamental research and proprietary quantitative modeling to find growth stocks that it believes are attractively valued with a catalyst which may include solid management, strong competitive positions or attractive business models. Wellington Management will closely monitor the portfolio’s economic sector weightings relative to the Russell 1000 Growth Index.

Legg Mason Capital Management, Inc. (“Legg Mason”) invests in a limited number of stocks that it believes offer above-average growth potential and trade at a significant discount to Legg Mason’s assessment of their intrinsic value. The selection of common stocks is made through a process whereby companies are identified and selected as eligible investments by examining fundamental quantitative and qualitative aspects of the company, its management and its financial position as compared to its stock price. Legg Mason’s bottom up, fundamental investment strategy is based on the principle that a shareholder’s return from owning a stock is ultimately determined by the fundamental economics of the underlying business.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Smaller and Mid-Cap Company Risk, Growth Company Risk and Leveraging Risk.

These Risks are described beginning on page 11.

Annual Performance

The Fund began operations December 17, 2007, and therefore has no performance history. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

Average Annual Total Returns

Because this Fund is new, there is no table which shows how the Fund’s returns have deviated from the broad market.

–  4  –

Expense Information

	Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	1.00	%(1)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.70%
Distribution and Service (Rule 12b-1) Fees	.50%
Other Expenses(2)(3)	.60%
Total Annual Fund Operating Expenses	1.80%

Less Expense Reimbursement	(.25%)
Net Fund Expenses(4)(5)	1.55%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class N shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class N	$261	$539

For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years
Class N	$158	$539
(1)	Applies to shares redeemed within 18 months of purchase.

(2)	Other Expenses are based on estimated amounts for the first fiscal year of the Fund.

(3)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses to be borne indirectly by the Fund in its first fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(4)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses), excluding Acquired Fund fees and expenses, through March 31, 2009 to the extent that Net Fund Expenses would otherwise exceed 1.55% for Class N. The Net Fund Expenses shown in the above table may exceed this amount, because Acquired Fund fees and expenses are excluded from the cap. The agreement cannot be terminated unilaterally by MassMutual.

(5)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

T. Rowe Price, Wellington Management and Legg Mason Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by each Sub-Adviser for all accounts with investment objectives, policies and investment strategies substantially similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

	Highest Quarter	Lowest Quarter
T. Rowe Price Composite	24.62%, 4Q 1998	-	17.36%, 1Q 2001
Wellington Management Composite	26.29%, 4Q 1998	-	20.23%, 3Q 2001
Legg Mason Composite	37.22%, 4Q 1998	-	23.48%, 3Q 2001

–  5  –

T. Rowe Price, Wellington Management and Legg Mason Average Annual Total

Returns for Similar Accounts*

(for the periods ended December 31, 2006)

The table compares each Sub-Adviser’s investment results for all accounts with investment objectives, policies and investment strategies substantially similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
T. Rowe Price Composite
Class N*	8.01%	3.82%	6.78%

Russell 1000 Growth Index^	9.07%	2.69%	5.44%

			Since Inception (1/1/98)
Wellington Management Composite
Class N*	7.35%	1.44%	3.40%

Russell 1000 Growth Index^	9.07%	2.69%	2.98%

			Ten Years
Legg Mason Composite
Class N*	-0.35%	10.90%	10.41%

Russell 1000 Growth Index^	9.07%	2.69%	5.44%

* For T. Rowe Price and Wellington Management, performance shown is a composite of all discretionary, fee paying portfolios managed by T. Rowe Price or Wellington with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s N share class, including sales loads. For Legg Mason, performance shown is a composite of all discretionary, fee paying accounts with a minimum market value of $10 million managed by Legg Mason with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s N share class, including sales loads. From May 1, 2004 through September 30, 2005, the Legg Mason composite contains only accounts with a minimum market value of $25 million. Prior to May 1, 2004, the Legg Mason composite did not maintain a minimum market value requirement. For each Sub-Adviser, some of the portfolios are mutual funds registered under the Investment Company Act of 1940 (the “1940 Act”) and some are private accounts. The investment returns assume the reinvestment of dividends and capital gains distributions. The bar chart is based on Class N expenses. The composite performance is provided solely to illustrate each Sub-Adviser’s performance in managing such a portfolio and does not represent the historical performance of the MassMutual Select Diversified Growth Fund and should not be interpreted as being indicative of the future performance of the Fund. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The composite portfolios were not subject to all of the investment restrictions to which the Fund will be subject, including restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, each as amended, and no assurance can be given that the Fund’s performance would not have been lower had it been in operation during the periods for which composite and mutual fund performance information is shown. The Fund’s performance may have differed due to factors such as differences in cash flows into and out of the Fund, differences in fees and expenses, and differences in portfolio size and investments. Prior performance of each Sub-Adviser is not indicative of future rates of return and is no indication of future performance of the Fund.

^ The Russell 1000 Growth Index is an unmanaged index consisting of those Russell 1000 securities (representing the 1000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and forecasted growth values than securities in the value universe. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

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MassMutual Select Destination Retirement 2050 Fund

Investment Objective

The Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

Principal Investment Strategies and Risks

The Fund is a “fund of funds” and seeks to achieve its investment objective by investing in a combination of equity, fixed income and money market funds advised by MassMutual or a control affiliate of MassMutual (“Underlying Funds”) using an asset allocation strategy designed for investors expecting to retire around the year 2050. Underlying Funds can include MassMutual Select Funds, MassMutual Premier Funds and Oppenheimer Funds, which are advised by OppenheimerFunds, Inc. (“OFI”).

•

Assets are allocated among Underlying Funds according to an asset allocation strategy that becomes increasingly conservative until it reaches 25% in equity funds and 75% in fixed-income funds, including money market funds (approximately five to ten years after the year 2050).

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller and Mid-Cap Company Risk, Growth Company Risk, Value Company Risk, Over-the-Counter Risk and Leveraging Risk.

These Risks are described beginning on page 11.

More Principal Investment Strategies and Risks

MassMutual invests the Destination Retirement 2050 Fund’s assets in a combination of domestic and international Underlying Funds. The target asset allocation strategy for the Destination Retirement 2050 Fund is designed to provide an approach to asset allocation that is neither overly aggressive nor overly conservative for the Fund’s retirement date.

(1)	OFI is a majority owned, indirect subsidiary of MassMutual. MassMutual Select Funds, MassMutual Premier Funds and Oppenheimer Funds are offered in separate prospectuses.

MassMutual allocates the assets of the Destination Retirement 2050 Fund among Underlying Funds according to an asset allocation strategy that becomes increasingly conservative over time. The Fund’s name refers to the approximate retirement year of the investors for whom the Fund’s asset allocation strategy is designed.

MassMutual Select Destination Retirement Income Fund is designed for investors in their retirement years. MassMutual allocates the Fund’s assets according to a stable target asset allocation that emphasizes fixed-income and money market funds but also includes a smaller allocation to equity funds. The Destination Retirement Income Fund is offered in a separate prospectus, dated April 2, 2007.

When the target asset allocation of the Destination Retirement 2050 Fund matches the MassMutual Select Destination Retirement Income Fund’s2 target asset allocation (approximately five to ten years after the Fund’s retirement date), it is expected that the Fund will be combined with the Destination Retirement Income Fund and the Fund’s shareholders will become shareholders of the Destination Retirement Income Fund. This may be done without a vote of shareholders if the Trust’s Board of Trustees determines at the time of the proposed combination that combining the Funds is in the best interests of the Funds and their shareholders. The objectives and policies stated above are non-fundamental and therefore may be changed by the Board of Trustees of the Trust without the consent of shareholders. Shareholders of the Destination Retirement 2050 Fund will be notified in writing prior to its combination with the Destination Retirement Income Fund.

MassMutual intends to manage the Destination Retirement 2050 Fund according to its target asset allocation strategy, and does not intend to trade actively among Underlying Funds or intend to attempt to capture short-term market opportunities. However, MassMutual may modify the target asset allocation strategy for the Destination Retirement 2050 Fund and modify the selection of Underlying Funds for the Destination Retirement 2050 Fund from time to time.

Assuming a retirement age of 65, the Destination Retirement 2050 Fund is appropriate for investors anticipating to retire between 2046 and 2055.

–  8  –

The following table lists the Destination Retirement 2050 Fund’s approximate asset allocation among equity and fixed income & short term/money market funds as of December 17, 2007. The table also lists the approximate asset allocation, as of December 17, 2007, to certain Underlying Funds in which the Destination Retirement 2050 Fund currently invests 5% or more. Other Underlying Funds in which the Destination Retirement 2050 Fund currently invests are listed below the table. MassMutual may change these percentages at any time and may invest in any other Underlying Funds, including any Underlying Funds that may be created in the future.

Investment Option Categories	Destination Retirement 2050

Equity	95.0%
Domestic Equity
Select Fundamental Value (Wellington)	9.0%
Select Large Cap Value (Davis)	5.5%
Select Diversified Value (AllianceBernstein)	5.5%
Premier Enhanced Index Value (Babson Capital)	6.3%
Select Aggressive Growth (Sands Capital/DMC)	7.3%
Select Blue Chip Growth (T. Rowe Price)	5.0%
Premier Enhanced Index Growth (Babson Capital)	9.8%

International Equity
Select Overseas (Harris/MFS)	10.2%
Select Diversified International (AllianceBernstein)	5.4%
Premier International Equity (OFI Institutional)	5.4%

Fixed Income & Short Term/Money Market	5.0%

Note: The allocation percentages have been rounded to one decimal place. The allocation among equity and fixed income & short term/money market funds may therefore not equal 100%.

Other Underlying Funds in which the Destination Retirement 2050 Fund currently invests include: Premier Value (OFI Institutional), Premier Capital Appreciation (OFI), Select Focused Value (Harris/Cooke & Bieler), Select Mid Cap Value (Cooke & Bieler), Select Mid Cap Growth Equity (Turner/Wellington), Select Mid Cap Growth Equity II (T. Rowe Price), Select Small Company Value (Clover/T. Rowe Price/Earnest Partners), Select Small Cap Value Equity (SSqA FM), Select Emerging Growth (DMC/Insight Capital), Select Small Cap Growth Equity (Waddell & Reed/Wellington), Select Small Company Growth (Mazama/Eagle), Select Small Cap Core Equity (GSAM), Premier Main Street Small Cap (OFI Institutional), Premier Core Bond (Babson Capital), Premier Diversified Bond (Babson Capital), Premier Strategic Income (OFI Institutional) and Premier Inflation-Protected Bond (Babson Capital).

–  9  –

Annual Performance

The Fund began operations December 17, 2007, and therefore has no performance history. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

Average Annual Total Returns

Because this Fund is new, there is no table which shows how the Fund’s returns have deviated from the broad market.

Expense Information

	Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	1.00%	(1)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.05%
Distribution and Service (Rule 12b-1) Fees	.50%
Other Expenses(2)	.60%
Acquired Fund Fees and Expenses(3)	.82%
Total Annual Fund Operating Expenses	1.97%

Less Expense Reimbursement	(.35%	)
Net Fund Expenses(4)(5)	1.62%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class N shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class N	$268	$578

For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years
Class N	$164	$578

(1)	Applies to shares redeemed within 18 months of purchase.

(2)	Other expenses are based on estimated amounts for the first fiscal year of the Fund.

(3)	Acquired Fund fees and expenses represent approximate expenses to be borne indirectly by the Fund in its first fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(4)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses), excluding Acquired Fund fees and expenses, through March 31, 2009 to the extent that Net Fund Expenses would otherwise exceed .80% for Class N. The Net Fund Expenses shown in the above table may exceed this amount, because Acquired Fund fees and expenses are excluded from the cap. The agreement cannot be terminated unilaterally by MassMutual.

(5)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

–  10  –

Summary of Principal Risks

The value of your investment in a Fund changes with the values of the investments in a Fund’s portfolio. Many things can affect those values. Factors that may have an important or significant effect on a particular Fund’s portfolio as a whole are called “Principal Risks.” These Principal Risks are summarized in this section. The Funds could be subject to additional risks. Although the Funds strive to reach their stated goals, they cannot offer guaranteed results. You have the potential to make money in these Funds, but you can also lose money. For purposes of the Destination Retirement 2050 Fund, except as otherwise stated, references in this section to “the Funds” or “a Fund” may relate to the Fund, one or more Underlying Funds, or both.

•	Market Risk

Market risk is the general risk of unfavorable market-induced changes in the value of a security. A Fund is subject to market risk when it invests some or all of its assets in debt securities. Debt securities are obligations of an issuer to pay principal and/or interest at a fixed, variable or floating interest rate over a predetermined period. Payments of principal or interest may be at fixed intervals, only at maturity or upon the occurrence of stated events or contingencies. If interest rates rise close to or higher than the specified rate, those securities are likely to be worth less and the value of the Fund will likely fall. If interest rates fall, most securities held by a Fund paying higher rates of interest will likely be worth more, and the Fund’s value will likely increase.

This kind of market risk, also called interest rate risk, is generally greater for debt securities with longer maturities and portfolios with longer durations. “Duration” is the average of the periods remaining for payments of principal and interest on a Fund’s debt securities, weighted by the dollar amount of each payment. Even the highest quality debt securities are subject to interest rate risk. Market risk is generally greater for lower-rated securities or comparable unrated securities. The Destination Retirement 2050 Fund and one or more Underlying Funds are subject to this kind of market risk.

In the case of stocks and other equity securities (including convertible securities), market risk is the result of a number of factors, including general economic and market conditions, real or perceived changes in the prospects of the security’s issuer, changing interest rates and real or perceived economic and competitive industry conditions.

The Funds maintain substantial exposure to equities and do not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or even extended periods subjects the Funds to unpredictable declines in the value of their shares, as well as periods of poor performance. Market risk also includes specific risks affecting the companies whose shares are purchased by a Fund, such as management performance, financial leverage, industry problems and reduced demand for the issuer’s goods or services. The Diversified Growth Fund, the Destination Retirement 2050 Fund and one or more Underlying Funds are subject to this kind of market risk.

•

Credit Risk.  This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract or securities loan, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. There are varying degrees of credit risk, which are often reflected in credit ratings. Credit risk is particularly significant for a Fund to the extent it invests in below investment grade securities. These debt securities and similar unrated securities, which are commonly known as “junk bonds,” either have speculative elements or are predominantly speculative investments. Junk bonds may be subject to greater market fluctuations and greater risks of loss of income

Terms appearing in bold type are discussed in greater detail under “Additional Investment Policies and Risk Considerations.” Those sections also include more information about the Funds, their investments and the related risks.

–  11  –

and principal than investment grade securities. A Fund that invests in foreign debt securities is also subject to increased credit risk because of the difficulties of requiring foreign entities, including issuers of sovereign debt, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

•

Management Risk.  Management risk is the chance that poor security selection will cause a Fund to underperform other funds with similar investment objectives. A Fund’s investment adviser or sub-adviser manages the Fund according to the traditional methods of active investment management, which involves the buying and selling of securities based upon economic, financial and market analysis and investment judgment. A Fund’s investment adviser or sub-adviser applies its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired result.

•

Prepayment Risk.  Prepayment risk is the risk that principal will be repaid at a different rate than anticipated, causing the return on securities to be less than expected when purchased. The Funds are also subject to reinvestment risk, which is the chance that cash flows from securities (including securities that are prepaid) will be reinvested at lower rates if interest rates fall.

•

Liquidity Risk.  Liquidity risk exists when particular investments are difficult to sell. A Fund may not be able to sell these illiquid securities at the best prices. Investments in derivatives, foreign securities and securities having small market capitalization, substantial market and/or credit risk, and unregistered or restricted securities tend to involve greater liquidity risk.

•

Derivative Risk.  A Fund may, but will not necessarily, use derivatives, which are financial contracts whose values depend upon, or are derived from, the value of an underlying asset, reference rate or index. Derivatives may relate to stocks, bonds, interest rates, currencies, credit exposures, currency exchange rates, commodities, related indexes or other assets. The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. Derivatives are subject to a number of potential risks. Derivative products are highly specialized instruments that may require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument or index but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. (For example, successful use of a credit default swap may require, among other things, an understanding of both the credit of the company to which it relates and of the way the swap is likely to respond to changes in various market conditions and to factors specifically affecting the company.) The use of derivatives involves the risk that a loss may be sustained as a result of the failure of another party to the contract (typically referred to as a “counterparty”) to make required payments or otherwise to comply with the contract’s terms. Derivative transactions can create investment leverage and may be highly volatile. When a Fund uses a derivative instrument, it could lose more than the principal amount invested. Since the values of derivatives are calculated and derived from the values of other assets, reference rates, or indexes, there is greater risk that derivatives will be improperly valued. Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates or indexes they are designed to hedge or to track closely, and the risk that a derivative transaction may not have the effect the Fund’s investment adviser or sub-adviser anticipated. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. A liquid secondary market may not always exist for the Fund’s derivative positions at any time. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price. Use of derivatives may increase the amount of taxes payable by shareholders. Although the use of derivatives is

–  12  –

intended to enhance a Fund’s performance, it may instead reduce returns and increase volatility.

•

Foreign Investment Risk.  Funds investing in foreign securities may experience more rapid and extreme changes in value than funds which invest solely in U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. In addition, foreign companies are usually not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund’s non-U.S. investments. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment. Economic downturns in certain regions, such as Southeast Asia, can also adversely affect other countries whose economies appear to be unrelated.

Funds may also invest in foreign securities known as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). ADRs, GDRs and EDRs, which may be sponsored or unsponsored, represent securities or a pool of securities of an underlying foreign or, in the case of GDRs and EDRs, U.S. or non-U.S. issuer. They are subject to many of the same risks as foreign securities. ADRs, GDRs and EDRs are more completely described in the Statement of Additional Information.

•

Emerging Markets Risk.  A Fund may invest in issuers located in emerging markets, subject to the applicable restrictions on foreign investments, when the investment adviser or sub-adviser deems those investments are consistent with the Fund’s investment objectives and policies. Emerging markets are generally considered to be the countries having “emerging market economies” based on factors such as the country’s foreign currency debt rating, its political and economic stability, the development of its financial and capital markets and the level of its economy. Investing in securities from emerging markets involves special risks, including less liquidity and more price volatility than securities of comparable domestic issuers or in established foreign markets. Emerging markets also may be concentrated towards particular industries. There may also be different clearing and settlement procedures, or an inability to handle large volumes of transactions. These factors could result in settlement delays and temporary periods when a portion of a Fund’s assets is not invested and could cause a loss in value due to illiquidity.

•

Currency Risk.  A Fund is subject to currency risk to the extent that it invests in securities of foreign companies that are traded in, and receive revenues in, foreign currencies. Currency risk is caused by uncertainty in foreign currency exchange rates. Fluctuations in the value of the U.S. dollar relative to foreign currencies may enhance or diminish returns that a U.S. investor would receive on foreign investments. A Fund may, but will not necessarily, engage in foreign currency transactions in order to protect against fluctuations in the value of holdings denominated in or exposed to other currencies. Those currencies can decline in value relative to the U.S. dollar, or, in the case of hedging positions, the U.S. dollar can decline in value relative to the currency hedged. A Fund’s investment in foreign currencies may increase the amount of ordinary income recognized by the Fund.

•

Smaller and Mid-Cap Company Risk.  Market risk and liquidity risk are particularly pronounced for stocks of smaller companies. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Although mid-cap companies are larger than smaller companies, they may have many of the same risks.

•

Growth Company Risk.  Market risk is also particularly pronounced for “growth” companies. The prices of growth company securities may fall to a greater extent than the overall equity markets (represented by the S&P 500® Index) due to changing economic, political or market factors. Growth company securities tend to be more volatile in terms of price swings and trading volume. Growth companies, especially technology related companies, have seen dramatic rises and falls in stock valuations. The

–  13  –

Funds have the risk that the market may deem their stock prices over-valued, which could cause steep and/or volatile price swings. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

•

Value Company Risk.  The value investment approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

•

Over-the-Counter Risk.  OTC transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and funds that invest in these stocks may experience difficulty in purchasing or selling these securities at a fair price.

•

Leveraging Risk.  When a Fund borrows money or otherwise leverages its portfolio, the value of an investment in that Fund will be more volatile and all other risks will tend to be compounded. A Fund may take on leveraging risk by investing collateral from securities loans, by using derivatives and by borrowing money to repurchase shares or to meet redemption requests. Leveraging may increase the assets on which the investment adviser’s or sub-adviser’s fee is based. A Fund’s use of derivatives may create investment leverage in its portfolio.

–  14  –

Principal Risks by Fund

The following chart summarizes the Principal Risks of each Fund. A particular Fund may, however, still have non-Principal risks not identified in this chart.

Fund	Market Risk	Credit Risk	Manage- ment Risk	Pre- payment Risk	Liquidity Risk	Derivative Risk	Foreign Invest- ment Risk	Emerging Markets Risk	Currency Risk	Smaller and Mid-Cap Company Risk	Growth Company Risk	Value Company Risk	Over- the- Counter Risk	Lever- aging Risk

Diversified Growth Fund	X	X	X		X	X	X			X	X			X

Destination Retirement 2050 Fund	X	X	X	X	X	X	X	X	X	X	X	X	X	X

–  15  –

About the Investment Adviser and Sub-Advisers

Massachusetts Mutual Life Insurance Company (“MassMutual”) located at 1295 State Street, Springfield, Massachusetts 01111, is the Funds’ investment adviser and is responsible for providing all necessary investment management and administrative services. Founded in 1851, MassMutual is a mutual life insurance company that provides a broad range of insurance, money management, retirement and asset accumulation products and services for individuals and businesses. As of December 31, 2006, MassMutual, together with its subsidiaries, had assets under management in excess of $455 billion.

MassMutual will be paid an investment management fee based on a percentage of each Fund’s average daily net assets as follows: .70% for the Diversified Growth Fund and .05% for the Destination Retirement 2050 Fund.

A discussion regarding the basis for the board of trustees approving the investment advisory contracts of the Funds will be available in the Funds’ annual report to shareholders dated December 31, 2007.

Each Fund also pays MassMutual an administrative and shareholder service fee at an annual rate based on a percentage of daily net assets for the N share class. The fees for the N share class of the Diversified Growth Fund and the Destination Retirement 2050 Fund, respectively, are .35% and .21%.

MassMutual, as the Destination Retirement 2050 Fund’s investment adviser, administers the asset allocation program for the Destination Retirement 2050 Fund. This function is performed by MassMutual’s Asset Allocation Committee, led by Kristin Fafard, CFA. Ms. Fafard joined MassMutual in 2003 as Managing Director for the MassMutual Retirement Services Investment Services Group. She leads a team of investment professionals who conduct money manager research for the MassMutual Investment Program. Prior to joining MassMutual, Ms. Fafard worked in various positions at Allmerica Financial, including investment consulting for the company’s variable and group retirement products, and stable value risk analysis. In addition to Ms. Fafard, the regular members of MassMutual’s Asset Allocation Committee include Bruce Picard Jr., CFA and Frederick (Rick) Schulitz. Mr. Schulitz joined MassMutual in 2006 as an Investment Consultant. Prior to joining MassMutual, Mr. Schulitz held Director positions at Prudential Retirement and ING, covering retirement and investment marketing, communications and strategic alliances. Mr. Picard joined MassMutual in 2005 as Investment Consultant. Prior to joining MassMutual, Mr. Picard was a Vice President at Loomis, Sayles & Co. LP, where he worked in various positions covering research, portfolio analysis and product development for the company’s Specialty Growth and mutual fund units.

Ms. Fafard and the MassMutual Retirement Services Investment Services Group are also responsible for determining the allocation of portfolio assets and/or cash flows among Sub-Advisers for those Funds with multiple sub-advisers.

MassMutual contracts with the following Sub-Advisers to help manage the Diversified Growth Fund:

Legg Mason Capital Management, Inc. (“Legg Mason”), located at 100 Light Street, Baltimore, Maryland 21202, manages a portion of the portfolio of the Diversified Growth Fund. Legg Mason is a wholly-owned subsidiary of Legg Mason, Inc., a financial services holding company. As of September 30, 2007, Legg Mason had approximately $68 billion in assets under management.

Robert Hagstrom

is primarily responsible for the day-to-day management of a portion of the Diversified Growth Fund. Mr. Hagstrom has been employed by one or more subsidiaries of Legg Mason Inc. since 1998. He currently serves as Senior Vice President for Legg Mason Capital Management, Inc. Mr. Hagstrom is a Chartered Financial Analyst and is a member of the Association of Investment Management & Research and the Financial Analysts of Philadelphia.

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T. Rowe Price Associates, Inc. (“T. Rowe Price”), located at 100 East Pratt Street, Baltimore, Maryland 21202, manages a portion of the portfolio of the Diversified Growth Fund. T. Rowe Price, a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly-traded financial services holding company, has been managing assets since 1937. As of September 30, 2007, T. Rowe Price had approximately $396.8 billion in assets under management.

Larry J. Puglia

is the portfolio manager of a portion of the Diversified Growth Fund. Mr. Puglia, investment advisory committee chairman of the T. Rowe Price Blue Chip Growth Fund, has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the portfolio’s investment program. He is a Chartered Financial Analyst and a Certified Public Accountant, and a Vice President of T. Rowe Price Associates, Inc. Mr. Puglia has been the lead portfolio manager for the U.S. Large-Cap Core Growth Strategy for T. Rowe Price since 1997 and has been managing its Large-Cap Core Growth Portfolios since 1993. He also serves on the investment advisory committee of T. Rowe Price’s Institutional U.S. Large-Cap Growth Strategy. Mr. Puglia joined T. Rowe Price in 1990.

Wellington Management Company, LLP (“Wellington Management”), a Massachusetts limited liability partnership with principal offices located at 75 State Street, Boston, Massachusetts 02109, manages a portion of the portfolio of the Diversified Growth Fund. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of September 30, 2007, Wellington Management had investment management authority with respect to approximately $607 billion in assets.

Mammen Chally

has served as portfolio manager of a portion of the Diversified Growth Fund since its inception in 2007. Mr. Chally, a Chartered Financial Analyst, is a Vice President and Equity Portfolio Manager of Wellington Management and joined the firm in 1994 and has been an investment professional since 1996.

James A. Rullo

has served as portfolio manager of a portion of the Diversified Growth Fund since its inception in 2007. Mr. Rullo, a Chartered Financial Analyst, is a Senior Vice President of Wellington Management and Director of the Quantitative Investment Group. Mr. Rullo joined Wellington Management as an investment professional in 1994.

The Trust’s Statement of Additional Information (“SAI”) provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio managers and each portfolio manager’s ownership of securities in the relevant Fund.

MassMutual has received exemptive relief from the SEC to permit MassMutual to change sub-advisers or hire new sub-advisers for one or more Funds from time to time without obtaining shareholder approval. Normally, shareholders are required to approve investment sub-advisory agreements. Several other mutual fund companies have received similar relief. MassMutual believes having this authority is important, because it allows MassMutual to remove and replace a sub-adviser in a quick, efficient and cost-effective fashion when, for example, its performance is inadequate or the sub-adviser no longer is able to meet a Fund’s investment objective and strategies. The shareholders of each Fund have previously approved this arrangement. Pursuant to the exemptive relief, MassMutual will provide to a Fund’s shareholders, within 90 days of the hiring of a new sub-adviser, an information statement describing the new sub-adviser.

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About the Classes of Shares – Multiple Class Information

Each Fund offers five Classes of shares: Class S, Class Y, Class L, Class A and Class N. The shares offered by this Prospectus are Class N shares. Class A shares have up-front sales charges and Class N shares have contingent deferred sales charges. Only Class A and Class N shares charge Rule 12b-1 fees.

Class S, Class Y and Class L shares are primarily offered to institutional investors through institutional distribution channels, such as employer-sponsored retirement plans or through broker-dealers, financial institutions or insurance companies. Class A and N shares are primarily offered through other distribution channels, such as broker-dealers or financial institutions. The different Classes have different fees, expenses and/or minimum investor size requirements. The difference in the fee structures among the Classes is the result of their separate arrangements for shareholder and distribution services and is not the result of any difference in amounts charged by MassMutual for investment advisory services. Accordingly, management fees do not vary by Class. Different fees and expenses of a Class will affect performance of that Class. For actual past expenses of each share class, see the fund-by-fund information earlier in this prospectus. Investors may receive different levels of service in connection with investments in different classes of shares and intermediaries may receive different levels of compensation in connection with each share class. For additional information, call us toll free at 1-888-309-3539 or contact a sales representative or financial intermediary who offers the Classes.

Except as described below, all Classes of shares of a Fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the various Classes are: (a) each Class may be subject to different expenses specific to that Class; (b) each Class has a different Class designation; (c) each Class has exclusive voting rights with respect to matters solely affecting such Class; (d) each Class offered in connection with a Rule 12b-1 Plan will bear the expense of the payments that would be made pursuant to that Rule 12b-1 Plan, and only that Class will be entitled to vote on matters pertaining to that Rule 12b-1 Plan; and (e) each Class will have different exchange privileges.

Each Class of a Fund’s shares invests in the same portfolio of securities. Because each Class will have different expenses, they will likely have different share prices. All Classes of shares are available for purchase by insurance company separate investment accounts.

Class N shares of the Funds may also be purchased by the following Eligible Purchasers:

•	Qualified plans under Section 401(a) of the Internal Revenue Code of 1986 as amended (the “Code”), Code Section 403(b) plans, Code Section 457 plans and non-qualified deferred compensation plans;

•	Individual retirement accounts described in Code Section 408;

•	Voluntary employees’ beneficiary associations described in Code Section 501(c)(9); and

•	Other institutional investors.

Additional Information.

An institutional investor or plan may be permitted to purchase shares of a class even if the institutional investor or plan does not meet the minimum investment amounts set forth above, if MML Distributors, LLC (the “Distributor”) or MassMutual as applicable, determines that the expected size (over time), servicing needs, or distribution or servicing costs for the institutional investor or plan are comparable to those of institutional investors or plans eligible to purchase shares of that class.

Eligible Purchasers must have an agreement with MassMutual or a MassMutual affiliate to purchase shares. There is no minimum plan or institutional investor size to purchase Class N shares.

Class N shares may be offered to present or former officers, directors, trustees and employees (and their spouses, parents, children and siblings) of the Funds, MassMutual and its affiliates and retirement plans established by them for their employees.

Distribution and Service (Rule 12b-1) Fees.  Class N shares are sold at net asset value per share without an initial sales charge. Therefore, for Class N shares, 100% of an Investor’s money is invested in the Fund or Funds of its choice. The Funds have adopted Rule 12b-1 Plans for Class N shares of the Funds.

Under the Class N Rule 12b-1 Plans, each Fund pays the Distributor an annual distribution fee of .25%.

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Each Fund also pays .25% in services fees to MassMutual each year under the Class N Rule 12b-1 Plans. MassMutual will be entitled to retain a portion of the fees generated by an account, or may reallow the full amount to brokers or other financial intermediaries for providing personal services to Class N shareholders and/or maintaining Class N shareholder accounts and for related expenses. MassMutual may pay the .25% service fees to brokers or other financial intermediaries in advance for the first year after the shares are sold. After the shares have been held for a year, MassMutual pays the service fees on a quarterly basis. The Distributor will be entitled to retain a portion of the fees generated by an account, or may reallow the full amount to brokers or other financial intermediaries for providing services in connection with the distribution and marketing of Class N shares and for related expenses.

Because these fees are paid out of a Fund’s assets on an on-going basis, over time these fees will increase the costs of your investment in the Class N shares and may cost you more than other types of sales charges.

Compensation to Intermediaries

The Distributor may directly, or through MassMutual, pay a sales concession of up to 1.00% of the purchase price of Class N shares to brokers or other financial intermediaries from its own resources at the time of sale. However, the total amount paid to brokers or other financial intermediaries at the time of sale of Class N shares, including any advance of Rule 12b-1 service fees by MassMutual, may be only 1.00% of the purchase price. In addition, MassMutual may directly, or through the Distributor, pay up to .25% of the amount invested to intermediaries who provide services on behalf of Class N shares. This compensation is paid by MassMutual, not from Fund assets. The payments on account of Class N shares will be based on criteria established by MassMutual. Compensation paid by the Funds to brokers or other intermediaries for providing services on account of Class N shares is described above under “Distribution and Service (Rule 12b-1) Fees.” Annual compensation paid on account of Class N shares will be paid quarterly, in arrears.

MassMutual may also make payments, out of its own assets, to intermediaries, including broker-dealers, insurance agents and other service providers, that relate to the sale of the Funds or certain of MassMutual’s variable annuity contracts for which the Funds are underlying investment options.

This compensation may take the form of:

•	Payments to administrative service providers that provide enrollment, recordkeeping and other services to pension plans;

•	Cash and non-cash benefits, such as bonuses and allowances or prizes and awards, for certain brokers, administrative service providers and MassMutual insurance agents;

•	Payments to intermediaries for, among other things, training of sales personnel, conference support, marketing or other services provided to promote awareness of MassMutual’s products;

•

Payments to broker-dealers and other intermediaries that enter into agreements providing the Distributor with access to representatives of those firms or with other marketing or administrative services; and

•	Payments under agreements with MassMutual not directly related to the sale of specific variable annuity contracts or the Funds, such as educational seminars and training or pricing services.

These compensation arrangements are not offered to all intermediaries and the terms of the arrangements may differ among intermediaries. These arrangements may provide an intermediary with an incentive to recommend one mutual fund over another, one share class over another, or one insurance or annuity contract over another. You may want to take these compensation arrangements into account when evaluating any recommendations regarding the Funds or any contract using the Funds as investment options. You may contact your intermediary to find out more information about the compensation they may receive in connection with your investment.

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Investing In The Funds

Buying, Redeeming and Exchanging Shares

The Funds sell their shares at a price equal to their net asset value (“NAV”) plus any initial sales charge that applies. The Funds generally determine their NAV at the market close (usually 4:00 p.m. Eastern Time) every day the New York Stock Exchange (“NYSE”) is open (“Business Day”). Your purchase order will be priced at the next NAV calculated after the order is received in good form by the transfer agent, MassMutual or another intermediary authorized for this purpose. The Funds will suspend selling their shares during any period when the determination of NAV is suspended. The Funds can reject any purchase order (generally within one business day) and can suspend purchases if it is in their best interest.

The Funds redeem their shares at their next NAV computed after your redemption request is received and accepted by the transfer agent, MassMutual or another intermediary. You will usually receive payment for your shares within 7 days after your redemption request is received in good form. If, however, you request redemption of shares recently purchased by check, you may not receive payment until the check has been collected, which may take up to 15 days from time of purchase. The Funds can also suspend or postpone payment, when permitted by applicable law and regulations.

You can exchange shares of one Fund for the same class of shares of another Fund. An exchange is treated as a sale of shares in one Fund and a purchase of shares in another Fund at the NAV next determined after the exchange request is received and accepted by the transfer agent, MassMutual or another intermediary. The Funds have been informed by MassMutual’s Retirement Services division, which serves as a Recordkeeper for MassMutual’s retirement plan customers, that it intends to implement a new excessive trading monitoring policy that will affect all investment options, including the Funds, available to MassMutual’s retirement plan customers. Plan participants will be prohibited from transferring into most mutual funds and similar investment options if they have transferred into and out of the same option within the previous 60 days. Certain options will not be subject to this rule. This rule will not prohibit plan participants from transferring out of any option at any time. MassMutual is expected to adopt a similar policy with respect to its IRA customers. Beginning sometime after February 4, 2008, the Trust, including the Funds, is expected to implement a similar policy. Your right to exchange shares is subject to applicable regulatory requirements or contractual obligations. The Funds may limit, restrict or refuse exchange purchases, if, in the opinion of MassMutual:

•	you have engaged in excessive trading;

•	a Fund receives or expects simultaneous orders affecting significant portions of the Fund’s assets;

•	a pattern of exchanges occurs which coincides with a market timing strategy; or

•	the Fund would be unable to invest the funds effectively based on its investment objectives and policies, or if the Fund would be adversely affected.

Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds do not accommodate excessive trading and/or market timing activity. Excessive trading and/or market timing activity involving the Funds can disrupt the management of the Funds. These disruptions can result in increased expenses and can have an adverse effect on fund performance.

MassMutual has adopted policies and procedures to help identify those individuals or entities MassMutual determines may be engaging in excessive trading and/or market timing trading activities. MassMutual monitors trading activity to enforce these procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Therefore, despite MassMutual’s efforts to prevent excessive trading and/or market timing trading activities, there can be no assurance that MassMutual will be able to identify all those who trade excessively or employ a market timing strategy and curtail their trading in every instance.

The monitoring process involves scrutinizing transactions in fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Trading activity identified by either, or a combination, of these factors, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might constitute excessive trading and/or market timing activity. When trading activity is determined by a Fund or MassMutual, in their sole

–  20  –

discretion, to be excessive in nature, certain account-related privileges, such as the ability to place purchase, redemption and exchange orders over the internet, may be suspended for such account.

The Funds reserve the right to modify or terminate the exchange privilege as described above on 60 days written notice.

The Funds do not accept purchase, redemption or exchange orders or compute their NAVs on days when the NYSE is closed. This includes: weekends, Good Friday and all federal holidays other than Columbus Day and Veterans Day. Certain foreign markets may be open on days when the Funds do not accept orders or price their shares. As a result, the NAV of a Fund’s shares may change on days when you will not be able to buy or sell shares.

Contingent Deferred Sales Charges

If Class N shares are redeemed within a holding period of 18 months from the date of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds (unless you are eligible for a waiver of that sales charge based on the categories listed below and you advise the transfer agent, MassMutual or another intermediary of your eligibility for the waiver when you place your redemption request). The Class N contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Funds in connection with the sale of Class N shares.

All contingent deferred sales charges will be based on the lesser of the NAV of the redeemed shares at the time of redemption or the original net asset value. A contingent deferred sales charge is not imposed on:

•	the amount of your account value represented by an increase in net asset value over the initial purchase price,

•	shares purchased by the reinvestment of dividends or capital gains distributions, or

•	shares redeemed in the special circumstances described below.

To determine whether a contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order:

1.	shares acquired by reinvestment of dividends and capital gains distributions, and

2.	shares held the longest.

Contingent deferred sales charges are not charged when you exchange shares of the Fund for shares of any other Fund. However, if you exchange them within the applicable contingent deferred sales charge holding period, the holding period will carry over to the Fund whose shares you acquire. Similarly, if you acquire shares of a Fund by exchanging shares of another Fund that are still subject to a contingent deferred sales charge holding period, that holding period will carry over to the acquired Fund.

Waivers of Class N Contingent Deferred Sales Charges

The Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A.	Waivers for Redemptions in Certain Cases.

The Class N contingent deferred sales charges will be waived for redemptions of shares in the following cases:

•	Redemptions from insurance company separate investment accounts.

•	Redemptions from Retirement Plans or other employee benefit plans.

•

Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.

•	Redemptions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.

•	Redemptions from accounts for which no sales concession was paid to any broker-dealer or other financial intermediary at the time of sale.

•

Redemptions of Class N shares under an Automatic Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account’s value annually.

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•	In the case of an IRA, to make distributions required under a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.

B.	Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class N shares sold or issued in the following cases:

•	Shares sold to MassMutual or its affiliates.

•	Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with MassMutual or the Distributor for that purpose.

•	Shares issued in plans of reorganization to which the Fund is a party.

•	Shares sold to present or former officers, directors, trustees or employees (and their “immediate families[1]”) of the Fund, MassMutual and its affiliates.

•	Shares sold to a present or former portfolio manager of the Fund.

Determining Net Asset Value

The Trust calculates the NAV of each class of shares of each Fund separately. The NAV for shares of a class of a Fund is determined by adding the current value of all of the Fund’s assets attributable to that class, subtracting the liabilities attributable to that class and then dividing the resulting number by the total outstanding shares of the class. The assets of the Destination Retirement 2050 Fund consist primarily of shares of the Underlying Funds, which are valued at their respective NAVs.

Each Fund’s assets are valued based on market value of the Fund’s total portfolio. Securities are typically valued on the basis of valuations furnished by a pricing service. However, valuation methods approved by the Fund’s Board of Trustees which are intended to reflect fair value may be used by the Trust’s Investment Pricing Committee when pricing service information is not readily available or when a security’s value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a Fund’s value for a security is likely to be different from the last quoted market price or pricing service information. Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

The Funds’ valuation methods are more fully described in the Statement of Additional Information.

How to Invest

When you buy shares of a Fund through an agreement with MassMutual, your agreement will describe how you need to submit buy, sell and exchange orders. Purchase orders must be accompanied by sufficient funds. You can pay by check or Federal Funds wire transfer. You must submit any buy, sell or exchange orders in “good form” as described in your agreement.

Taxation and Distributions

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a regulated investment company, a Fund will not be subject to Federal income taxes on its ordinary income and net realized capital gain distributed to its shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders. In general, a Fund that fails to distribute at least 98% of such income and gain in the one-year period ending October 31 (or later if the Fund is permitted to elect and so elects) in which earned will be subject to a 4% excise tax on the undistributed amount. Many investors, including most tax qualified plan investors, may be eligible for preferential Federal income tax treatment on distributions received from a Fund and dispositions of Fund shares. This Prospectus does not attempt to describe in any respect such preferential tax treatment. Any prospective investor that is a trust or other entity eligible for special tax treatment under the Code that is considering purchasing shares of a Fund, including either directly or indirectly through a life insurance company separate investment account,

[1]

The term “immediate family” refers to one’s spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling’s spouse, a spouse’s siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.

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should consult its tax advisers about the Federal, state, local and foreign tax consequences particular to it, as should persons considering whether to have amounts held for their benefit by such trusts or other entities investing in shares of a Fund.

Investors are generally subject to Federal income taxes on distributions received in respect of their shares. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than by how long the shareholder held the shares. Distributions of a Fund’s ordinary income and short-term capital gains (i.e. gains from capital assets held for one year or less) are taxable to the shareholder as ordinary income whether received in cash or additional shares. Certain designated dividends may be eligible for the dividends-received deduction for corporate shareholders. Designated capital gain dividends (relating to gains from capital assets held by a Fund for more than one year) are taxable as long-term capital gains in the hands of the investor whether distributed in cash or additional shares. For taxable years beginning on or before December 31, 2010, distributions of investment income designated by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level. Fixed income funds generally do not expect a significant portion of their distributions to be derived from qualified dividend income. Long-term capital gain rates applicable to individuals have been temporarily reduced, in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets for taxable years beginning on or before December 31, 2010.

The nature of each Fund’s distributions will be affected by its investment strategies. A Fund whose investment return consists largely of interest, dividends and capital gains from short-term holdings will distribute largely ordinary income. A Fund whose return comes largely from the sale of long-term holdings will distribute largely capital gain dividends. Distributions are taxable to a shareholder even though they are paid from income or gains earned by a Fund prior to the shareholder’s investment and thus were included in the NAV paid by the shareholder.

Each Fund intends to pay out as dividends substantially all of its net investment income (which comes from dividends and any interest it receives from its investments). Each Fund also intends to distribute substantially all of its net realized long- and short-term capital gains, if any, after giving effect to any available capital loss carryovers. For each Fund distributions, if any, are declared and paid at least annually. Distributions may be taken either in cash or in additional shares of the respective Fund at the Fund’s net asset value on the first business day after the record date for the distribution, at the option of the shareholder.

Any gain resulting from the exchange or redemption of an investor’s shares in a Fund will generally be subject to tax. A loss incurred with respect to shares of a Fund held for six months or less will be treated as a long-term capital loss to the extent of long-term capital gains dividends with respect to such shares.

A Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, such Fund’s yield on those securities would be decreased. Shareholders of the Funds generally will not be entitled to claim a credit or deduction with respect to foreign taxes.

In addition, a Fund’s investments in foreign securities (including fixed income securities and derivatives) or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing, amount, or character of the Fund’s distributions.

Under current law, dividends (other than capital gain dividends) paid by a Fund to a person who is not a “U.S. person” within the meaning of the Code (a “foreign person”) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, effective for taxable years of a Fund beginning before January 1, 2008, a Fund is not required to withhold any amounts with respect to (i) distributions of net short-term capital gains in excess of net long-term capital losses, and (ii) distributions of U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by a foreign person, in each case to the extent that the Fund properly designates such distributions.

The discussion above is very general. Shareholders should consult their tax adviser for more information about the effect that an investment in a Fund could have on their own tax situation, including possible state, local and foreign taxes. Also, this discussion does not apply to Fund shares held through tax-exempt retirement plans.

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Investment Performance

Similar account performance for the sub-advisers is provided solely to illustrate that sub-adviser’s performance in managing portfolios with investment objectives, policies and investment strategies substantially similar to the portion of the Diversified Growth Fund managed by the sub-adviser. The Diversified Growth Fund’s performance would have differed due to factors such as differences in cash flows into and out of the Fund, differences in fees and expenses, and differences in portfolio size and investments. Similar account performance is not indicative of future rates of return. Prior performance of the sub-advisers is no indication of future performance of the Diversified Growth Fund. In addition, for all of the sub-advisers, as applicable, the private account portfolios are not registered with the SEC and therefore are not subject to the limitations, diversification requirements and other restrictions to which the Diversified Growth Fund, as a registered mutual fund, is subject. The performance of the private accounts may have been adversely affected if they had been registered with the SEC.

The following chart summarizes the composite performance of each sub-adviser’s investment results for all accounts with investment objectives similar to that of the Diversified Growth Fund. Each sub-adviser’s similar account performance has been adjusted to reflect the fees and expenses of the Diversified Growth Fund’s Class N shares.

Sub-Adviser/Fund	Share Class	1 Year Return (%) as of 12/31/06		3 Year Return (%) as of 12/31/06	5 Year Return (%) as of 12/31/06	10 Year Return (%) as of 12/31/06

T. Rowe Price/	N		8.01%	7.59%	3.82%	6.78%
Diversified Growth Fund

Wellington Management/	N		7.35%	6.73%	1.44%	N/A
Diversified Growth Fund

Legg Mason/	N	-	0.35%	3.75%	10.90%	10.41%
Diversified Growth Fund

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ADDITIONAL INVESTMENT POLICIES

AND RISK CONSIDERATIONS

The Diversified Growth Fund and the Destination Retirement 2050 Fund, primarily through its investments in the Underlying Funds, may invest in a wide range of investments and engage in various investment-related transactions and practices. These practices are pursuant to non-fundamental policies and therefore may be changed by the Board of Trustees of the Trust without the consent of shareholders. Some of the more significant practices and some associated risks are discussed below. For purposes of the Destination Retirement 2050 Fund, except as otherwise stated, references in this section to “the Funds,” “each Fund” or “a Fund” may relate to the Fund, one or more Underlying Funds, or both.

Repurchase Agreements and Reverse Repurchase Agreements

Each Fund may engage in repurchase agreements and reverse repurchase agreements. A repurchase agreement is a contract pursuant to which a Fund agrees to purchase a security and simultaneously agrees to resell it at an agreed-upon price at a stated time, thereby determining the yield during the Fund’s holding period. A reverse repurchase agreement is a contract pursuant to which a Fund agrees to sell a security and simultaneously agrees to repurchase it at an agreed-upon price at a stated time. The Statement of Additional Information provides a detailed description of repurchase agreements, reverse repurchase agreements and related risks.

Securities Lending

Each Fund may seek additional income by making loans of portfolio securities of not more than 33% of its total assets taken at current value. Although lending portfolio securities may involve the risk of delay in recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially, loans will be made only to borrowers deemed by MassMutual and the Funds’ custodian to be in good standing.

Under applicable regulatory requirements and securities lending agreements (which are subject to change), the loan collateral received by a Fund when it lends portfolio securities must, on each business day, be at least equal to the value of the loaned securities. Cash collateral received by a Fund will be reinvested by the Fund’s securities lending agent in high quality, short term instruments, including bank obligations, U.S. Government securities, repurchase agreements, money market funds and U.S. dollar denominated corporate instruments with an effective maturity of one-year or less, including variable rate and floating rate securities, insurance company funding agreements and asset-backed securities. All investments of cash collateral by a Fund are for the account and risk of that Fund.

Hedging Instruments and Derivatives

Each Fund may buy or sell forward contracts and other similar instruments and may engage in foreign currency transactions (collectively referred to as “hedging instruments” or “derivatives”), as more fully discussed in the Statement of Additional Information.

The Funds may normally use derivatives:

•

to protect against possible declines in the market value of a Fund’s portfolio resulting from downward trends in the markets (for example, in the debt securities markets generally due to increasing interest rates);

•	to protect a Fund’s unrealized gains or limit its unrealized losses; and

•	to manage a Fund’s exposure to changing securities prices.

The Funds may also use derivatives to establish a position in the debt or equity securities markets as a temporary substitute for purchasing or selling particular securities and to manage the effective maturity or duration of fixed income securities in a Fund’s portfolio. The Funds do not currently intend to use derivatives for purposes which the Funds’ investment adviser or sub-adviser would consider speculative.

(1)

Forward Contracts – Each Fund may purchase or sell securities on a “when issued” or delayed delivery basis or may purchase or sell securities on a forward commitment basis (“forward contracts”). When such transactions are negotiated, the price is fixed at the time of

–  25  –

commitment, but delivery and payment for the securities can take place a month or more after the commitment date. The securities so purchased or sold are subject to market fluctuations and no interest accrues to the purchaser during this period. While a Fund also may enter into forward contracts with the initial intention of acquiring securities for its portfolio, it may dispose of a commitment prior to settlement if the Fund’s investment adviser or sub-adviser deems it appropriate to do so.

(2)	Currency Transactions – The Funds may, but will not necessarily, engage in foreign currency transactions with counterparties in order to hedge the value of portfolio holdings denominated in or exposed to particular currencies against fluctuations in relative value.

For more information about forward contracts and currency transactions and the extent to which tax considerations may limit a Fund’s use of such instruments, see the Statement of Additional Information.

There can be no assurance that the use of hedging instruments and derivatives by a Fund will assist it in achieving its investment objective. Risks inherent in the use of these instruments include the following:

•	the risk that interest rates and securities prices will not move in the direction anticipated;

•	the imperfect correlation between the prices of a forward contract and the price of the securities being hedged; and

•	the Fund’s portfolio manager may not have the skills needed to manage these strategies.

As to forward contracts, the risk exists that the counterparty to the transaction will be incapable of meeting or unwilling to meet its commitment, in which case the desired hedging protection may not be obtained and the Fund may be exposed to risk of loss. As to currency transactions, risks exist that purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments which could result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations. It also could cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

Options and Futures Contracts

The Funds may engage in options transactions, such as writing covered put and call options on securities and purchasing put and call options on securities. These strategies are designed to increase a Fund’s portfolio return, or to protect the value of the portfolio, by offsetting a decline in portfolio value through the options purchased. Writing options, however, can only constitute a partial hedge, up to the amount of the premium, and due to transaction costs.

The Funds may also write covered call and put options and purchase call and put options on stock indexes in order to increase portfolio income or to protect the Fund against declines in the value of portfolio securities. In addition, the Funds may also purchase and write options on foreign currencies to protect against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired.

The Funds may also enter into stock index futures contracts and foreign currency futures contracts. These transactions are hedging strategies. They are designed to protect a Fund’s current or intended investments from the effects of changes in exchange rates or market declines. They may also be used for other purposes, such as an efficient means of adjusting a Fund’s exposure to certain markets; in an effort to enhance income; and as a cash management tool. A Fund will incur brokerage fees when it purchases and sells futures contracts. Futures contracts entail risk of loss in portfolio value if the Fund’s investment adviser or sub-adviser is incorrect in anticipating the direction of exchange rates or the securities markets.

The Funds may also purchase and write options on these futures contracts. This strategy also is intended to protect against declines in the values of portfolio securities or against increases in the costs of securities to be acquired. Like other options, options on futures contracts constitute only a partial hedge up to the amount of the premium, and due to transaction costs.

While these strategies will generally be used by a Fund for hedging purposes, there are risks. For example, the Fund’s investment adviser or sub-adviser may incorrectly forecast the direction of exchange rates or of the underlying securities index

–  26  –

or markets. When these transactions are unsuccessful, the Fund may experience losses. When a Fund enters into these transactions to increase portfolio value (i.e., other than for hedging purposes), there is a liquidity risk that no market will arise for resale and the Fund could also experience losses. Options and Futures Contracts strategies and risks are described more fully in the Statement of Additional Information.

Foreign Securities

Investments in foreign securities offer potential benefits not available from investing solely in securities of domestic issuers, such as the opportunity to invest in foreign issuers that appear to offer growth potential, or to invest in foreign countries with economic policies or business cycles different from those of the United States or foreign stock markets that do not move in a manner parallel to U.S. markets, thereby diversifying risks of fluctuations in portfolio value.

Investments in foreign securities, however, entail certain risks, such as: the imposition of dividend or interest withholding or confiscatory taxes; currency blockages or transfer restrictions; expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Certain markets may require payment for securities before delivery. A Fund’s ability and decision to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets. Further, it may be more difficult for a Fund’s agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

Trading

A Fund’s investment adviser or sub-adviser may use trading as a means of managing the portfolios of the Fund in seeking to achieve their investment objectives. Transactions will occur when the investment adviser or sub-adviser believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether the goals discussed above will be achieved through trading depends on the investment adviser’s or sub-adviser’s ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. If such evaluations and expectations prove to be incorrect, a Fund’s income or capital appreciation could fall and its capital losses could increase. In addition, high portfolio turnover in any Fund can result in additional brokerage commissions to be paid by the Fund and can reduce a Fund’s return. It may also result in higher short-term capital gains that are taxable to shareholders.

Cash Positions/Temporary Defensive Positions

Each Fund may hold cash or cash equivalents to provide for expenses and anticipated redemption payments and so that an orderly investment program may be carried out in accordance with the Fund’s investment policies. In certain market conditions, a Fund’s investment adviser or sub-adviser may for temporary defensive purposes, invest in investment grade debt securities, government obligations, or money market instruments or cash equivalents. These temporary defensive positions may cause the Fund not to achieve its investment objective. These investments may also give the Fund liquidity and allow it to achieve an investment return during such periods, although the Fund still has the possibility of losing money.

Under normal circumstances, the Diversified Growth Fund will comply with its 80% investment requirement. However, the Fund may (but is not required to), from time to time, depart temporarily from its 80% investment requirement to avoid losses in response to adverse market, economic, political or other conditions, as well as other limited, appropriate circumstances, such as, but not limited to, unusually large cash flows or redemptions. Keep in mind that a temporary defensive strategy still has the possibility of losing money and may prevent the Fund from achieving its investment objective.

Mortgage-Backed Securities and CMOs

The Funds may invest in mortgage-backed securities and collateralized mortgage obligations (“CMOs”). These securities represent participation interests in pools of residential mortgage loans made by lenders such as banks and savings and loan associations. The

–  27  –

pools are assembled for sale to investors (such as the Funds) by government agencies and private issuers, which issue or guarantee the securities relating to the pool. Such securities differ from conventional debt securities which generally provide for periodic payment of interest in fixed or determinable amounts (usually semi-annually) with principal payments at maturity or specified call dates. Some mortgage-backed securities in which a Fund may invest may be backed by the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association); some are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of the Federal Home Loan Mortgage Corporation); and some are backed by only the credit of the issuer itself (e.g., private issuer securities). Those guarantees do not extend to the value or yield of the mortgage-backed securities themselves or to the NAV of a Fund’s shares. These issuers may also issue derivative mortgage backed securities such as CMOs.

The expected yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. The actual life of any particular pool will be shortened by any unscheduled or early payments of principal. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a Fund to differ from the yield calculated on the basis of the expected average life of the pool.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments may likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as do the values of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise to the extent that the values of other debt securities rise, because of the risk of prepayment. A Fund’s reinvestment of scheduled principal payments and unscheduled prepayments it receives may occur at times when available investments offer higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the Fund have a compounding effect which may increase the yield to the Fund more than debt obligations that pay interest semi-annually. Because of these factors, mortgage-backed securities may be less effective than bonds of similar maturity at maintaining yields during periods of declining interest rates. A Fund may purchase mortgage-backed securities at a premium or at a discount. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of their principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount.

Asset-Backed Securities

These securities, issued by trusts and special purpose entities, are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). The value of an asset-backed security is affected by changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Value is also affected if any credit enhancement has been exhausted. Payments of principal and interest passed through to holders of asset-backed securities are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security’s par value until exhausted. If the credit enhancement of an asset-backed security held by a Fund has been exhausted, and, if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment. The risks of investing in asset-backed securities are ultimately dependent upon payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The

–  28  –

underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described above for prepayments of a pool of mortgage loans underlying mortgage-backed securities. However, asset-backed securities do not have the benefit of the same security interest in the underlying collateral as do mortgage-backed securities.

Dollar Roll Transactions

To take advantage of attractive financing opportunities in the mortgage market and to enhance current income, each of the Funds may engage in dollar roll transactions. A dollar roll transaction involves a sale by a Fund of a GNMA certificate or other mortgage backed securities to a financial institution, such as a bank or broker-dealer, concurrent with an agreement by the Fund to repurchase a similar security from the institution at a later date at an agreed upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Dollar roll transactions involve potential risks of loss which are different from those related to the securities underlying the transaction. The Statement of Additional Information gives a more detailed description of dollar roll transactions and related risks.

Lower Rated Debt Securities

While the Funds may invest in investment grade debt securities that are rated in the fourth highest rating category by at least one nationally recognized statistical rating organization (e.g., Baa3 by Moody’s Investors Service, Inc.) or, if unrated, are judged by the Fund’s investment adviser or sub-adviser to be of equivalent quality, such securities have speculative characteristics, are subject to greater credit risk, and may be subject to greater market risk than higher rated investment grade securities.

When Issued Securities

The Funds may purchase securities on a “when-issued” or on a “forward delivery” basis, which means securities will be delivered to the Fund at a future date beyond the settlement date. A Fund will not have to pay for securities until they are delivered. While waiting for delivery of the securities, the Fund will segregate sufficient liquid assets to cover its commitments. Although the Funds do not intend to make such purchases for speculative purposes, there are risks related to liquidity and market fluctuations prior to the Fund taking delivery.

Net Assets

For purposes of clarifying the term as used in this Prospectus, “Net Assets” includes any borrowings for investment purposes.

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MASSMUTUAL SELECT FUNDS

1295 State Street

Springfield, Massachusetts 01111

Learning More About the Funds

You can learn more about the Funds by reading the Funds’ Annual and Semiannual Reports when they become available and the Statement of Additional Information (SAI). This information is available free upon request. In the Annual and Semiannual Reports, you will find a discussion of market conditions and investment strategies that significantly affected each Fund’s performance during the period covered by the Report and a listing of each Fund’s portfolio securities as of the end of such period. The SAI provides additional information about the Funds and will provide you with more detail regarding the organization and operation of the Funds, including their investment strategies. The SAI is incorporated by reference into this Prospectus and is therefore legally considered a part of this Prospectus.

How to Obtain Information

From MassMutual Select Funds:  You may request information about the Funds (including the Annual/Semiannual Reports and the SAI) or make shareholder inquiries by calling 1-888-309-3539 or by writing MassMutual Select Funds c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0111, Attention: Retirement Services Marketing. You may also obtain copies of the Annual/Semiannual Reports and the SAI free of charge at http://www.massmutual.com/retire.

From the SEC:  You may review and copy information about the Funds (including the SAI) at the SEC’s Public Reference Room in Washington, D.C. (call 1-202-942-8090 for information regarding the operation of the SEC’s public reference room). You can get copies of this information, upon payment of a copying fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at publicinfo@sec.gov. Alternatively, if you have access to the Internet, you may obtain information about the Funds from the SEC’s EDGAR database on its Internet site at http://www.sec.gov.

When obtaining information about the Funds from the SEC, you may find it useful to reference the Funds’ SEC file number: 811-8274.

MASSMUTUAL SELECT FUNDS

1295 State Street

Springfield, Massachusetts 01111

STATEMENT OF ADDITIONAL INFORMATION

THIS STATEMENT OF ADDITIONAL INFORMATION (“SAI”) IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF MASSMUTUAL SELECT FUNDS (THE “TRUST”) DATED DECEMBER 17, 2007, AS AMENDED FROM TIME TO TIME (THE “PROSPECTUS”). TO OBTAIN A PROSPECTUS, CALL TOLL-FREE 1-888-309-3539, OR WRITE THE TRUST AT THE ABOVE ADDRESS.

This SAI relates to the following Funds:

•	MassMutual Select Diversified Growth Fund

•	MassMutual Select Destination Retirement 2050 Fund

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this SAI or in the related Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representation must not be relied upon as having been authorized by the Trust or MML Distributors, LLC (the “Distributor”). This SAI and the related Prospectus do not constitute an offer by the Trust or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

Dated December 17, 2007

GENERAL INFORMATION

MassMutual Select Funds (the “Trust”) is a professionally managed, open-end investment company. This SAI describes the following two separate series of the Trust: (1) MassMutual Select Diversified Growth Fund (“Diversified Growth Fund”) and (2) MassMutual Select Destination Retirement 2050 Fund (“Destination Retirement 2050 Fund”) (each individually referred to as a “Fund” or collectively as the “Funds”). Currently, the Trustees have authorized a total of thirty-four separate series. Additional series may be created by the Trustees from time-to-time.

The Trust is organized under the laws of The Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 28, 1993, as amended from time to time (the “Declaration of Trust”). The investment adviser for each of the Funds is Massachusetts Mutual Life Insurance Company (“MassMutual”). The sub-advisers for the Diversified Growth Fund are Legg Mason Capital Management, Inc. (“Legg Mason”), located at 100 Light Street, Baltimore, Maryland 21202, T. Rowe Price Associates, Inc. (“T. Rowe Price”), located at 100 East Pratt Street, Baltimore, Maryland 21202, and Wellington Management Company, LLP (“Wellington Management”), located at 75 State Street, Boston, Massachusetts 02109.

ADDITIONAL INVESTMENT POLICIES

Each Fund has a distinct investment objective which it pursues through separate investment policies, as described in the Prospectus and below. The investment objective, fundamental investment policies and fundamental investment restrictions of a Fund may not be changed without the vote of a majority of that Fund’s outstanding shares (which, under the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules thereunder and as used in this Statement of Additional Information and in the Prospectus, means the lesser of (l) 67% of the shares of that Fund present at a meeting if the holders of more than 50% of the outstanding shares of that Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of that Fund). The Board of Trustees of the Trust may adopt new or amend or delete existing non-fundamental investment policies and restrictions without shareholder approval. There is no guarantee that any Fund will achieve its investment objective.

The following discussion elaborates on the presentation of each Fund’s investment policies contained in the Prospectus. Investment policies and restrictions described below are non-fundamental and may be changed by the Trustees without shareholder approval, unless otherwise noted. For a description of the ratings of corporate debt securities and money market instruments in which the Funds may invest, reference should be made to the Appendix.

The Destination Retirement 2050 Fund seeks to achieve its investment objective by investing in a combination of equity, fixed income and money market funds advised by MassMutual or a control affiliate of MassMutual (“Underlying Funds”)1 using an asset allocation strategy designed for investors expecting to retire around the year 2050. In managing their portfolios of investments, the Underlying Funds may purchase various securities, investment related instruments and make use of various investment techniques, including, but not limited to, those described below. For purposes of the Destination Retirement 2050 Fund, except as otherwise stated, references on the following pages to “the Funds,” “each Fund” or “a Fund” may relate to the Fund, one or more Underlying Funds, or both.

(1)

Underlying Funds can include MassMutual Select Funds, MassMutual Premier Funds and Oppenheimer Funds, which are advised by OppenheimerFunds, Inc. (“OFI”). OFI is a majority owned, indirect subsidiary of MassMutual.

Fixed Income Securities

Certain of the debt securities in which the Funds may invest may not offer as high a yield as may be achieved from lower quality instruments having less safety. If a Fund disposes of an obligation prior to maturity, it may realize a loss or a gain. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. In addition, investments are subject to the ability of the issuer to make payment at maturity.

The Funds may invest to a limited extent in debt securities that are rated below investment grade or, if unrated, are considered by the Fund’s investment adviser or sub-adviser to be of comparable quality. Lower-grade debt securities, which also are known as “junk bonds,” may be subject to greater market fluctuations and greater risks of loss of income and principal than investment-grade securities. Securities that are (or have fallen) below investment grade are exposed to a greater risk that the issuers of those securities might not meet their debt obligations. These risks can reduce the Fund’s share prices and the income it earns.

As discussed, a decline in prevailing levels of interest rates generally increases the value of debt securities in a Fund’s portfolio, while an increase in rates usually reduces the value of those securities. As a result, to the extent that a Fund invests in debt securities, interest rate fluctuations will affect its net asset value, but not the income it receives from its debt securities. In addition, if the debt securities contain call, prepayment or redemption provisions, during a period of declining interest rates, those securities are likely to be redeemed, and a Fund would probably be unable to replace them with securities having as great a yield.

Investment in medium- or lower-grade debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt this market and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations. Furthermore, medium- and lower-grade debt securities tend to be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Fund may have greater difficulty selling its portfolio securities. The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.

The Funds may invest up to 25% of their total assets in these types of securities.

Common and Preferred Stocks

Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis. Profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, preferred stocks may be purchased where the issuer has omitted, or is in the danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation.

Warrants and Rights

A warrant typically gives the holder the right to purchase underlying stock at a specified price for a designated period of time. Warrants may be relatively volatile investments. The holder of a warrant takes the risk that the market price of the underlying stock may never equal or exceed the exercise price of the warrant. A warrant will expire without value if it is not exercised or sold during its exercise period. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Warrants and rights have no voting rights, receive no dividends, and have no rights to the assets of the issuer.

Real Estate Investment Trusts

Real estate investment trusts (“REITs”) that may be purchased by a Fund include equity REITs, which own real estate directly, mortgage REITs, which make construction, development or long-term mortgage loans, and hybrid REITs, which share characteristics of equity REITs and mortgage REITs. Equity REITs will be affected by, among other things, changes in the value of the underlying property owned by the REITs, while mortgage REITs will be affected by, among other things, the value of the properties to which they have extended credit.

Factors affecting the performance of real estate may include excess supply of real property in certain markets, changes in zoning laws, completion of construction, changes in real estate value and property taxes, sufficient level of occupancy, adequate rent to cover operating expenses, and local and regional markets for competing assets. The performance of real estate may also be affected by changes in interest rates, prudent management of insurance risks and social and economic trends. In addition, REITs are dependent upon the skill of each REIT’s management.

A Fund could, under certain circumstances, own real estate directly as a result of a default on debt securities it owns or from an in-kind distribution of real estate from a REIT. Risks associated with such ownership could include potential liabilities under environmental laws and the costs of other regulatory compliance. If a Fund has rental income or income from the direct disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company and thus its ability to avoid taxation on its income and gains distributed to its shareholders. REITs are also subject to substantial cash flow dependency, defaults by borrowers, self-liquidation and the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986 and the regulations thereunder (the “Code”), and/or to maintain exempt status under the 1940 Act. If a Fund invests in REITs, investors would bear not only a proportionate share of the expenses of that Fund, but also, indirectly, expenses of the REITs.

Convertible Securities

The Funds may invest in debt or preferred equity securities convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features.

Repurchase and Reverse Repurchase Agreements

In a repurchase agreement transaction, a Fund acquires a security from, and simultaneously resells it to, an approved vendor (a U.S. commercial bank or the U.S. branch of a foreign bank, or a broker-dealer which has been designated a primary dealer in government securities and which must meet the credit requirements, if any, set by the Trust’s Board of Trustees from time to time) for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these agreements run from day to day, and delivery pursuant to the resale agreement typically will occur within one to five days of the purchase. Repurchase agreements are considered “loans” under the 1940 Act, collateralized by the underlying security. A Fund’s repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the loan. Additionally, the Fund’s investment adviser or sub-adviser will impose creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral’s value. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delays and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying securities to the seller’s bankruptcy estate. There is no limit on the Funds’ investment in repurchase agreements.

A reverse repurchase agreement is a contract pursuant to which a Fund agrees to sell a security and simultaneously agrees to repurchase it at an agreed-upon price at a stated time. If a Fund engages in reverse repurchase agreements it will maintain a segregated account with its custodian containing cash or liquid securities, having a current market value at all times in an amount sufficient to repurchase securities pursuant to outstanding reverse repurchase agreements.

Dollar Roll Transactions

To take advantage of attractive financing opportunities in the mortgage market and to enhance current income, each of the Funds may engage in dollar roll transactions. A dollar roll transaction involves a sale by a Fund of a Government National Mortgage Association (“GNMA”) Certificate or other mortgage-backed securities to a financial institution, such as a bank or broker-dealer, concurrently with an agreement by the Fund to repurchase a similar security from the institution at a later date at an agreed upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive the interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Fund. A Fund is compensated for agreeing to repurchase the security by the difference between the current sales price and the price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may be renewed over a period of several months with a different repurchaser or repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, a Fund may enter into a dollar roll transaction involving a security not then in the Fund’s portfolio.

A Fund will segregate cash or other liquid securities in an amount sufficient to meet its obligations under dollar roll transactions or otherwise cover its obligations as permitted by applicable law. Dollar roll transactions involve potential risks of loss which are different from those related to the securities underlying the transaction. For example, if the counterparty were to become insolvent, the Fund’s right to purchase from the counterparty may be restricted. Additionally, the market value of the securities sold by the Fund may decline below the repurchase price of those securities to be purchased.

Short-Term Debt Securities

Money Market Instruments Generally.    The Funds may invest in money market securities. Money market securities are high-quality, short-term debt instruments that may be issued by the U.S. Government, corporations, banks or other entities. They may have fixed, variable or floating interest rates. Some money market securities in which the Funds may invest are described below.

Bank Obligations.    The Funds may invest in bank obligations, including certificates of deposit, time deposits, banker’s acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions.

Certificates of deposit (“CD’s”) are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Funds will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

Short-Term Instruments and Temporary Investments.    The Funds may invest in high-quality money market instruments on an ongoing basis to provide liquidity when there is an unexpected level of shareholder purchases or redemptions. In addition, in adverse market conditions, the Funds may invest in these short-term instruments for temporary, defensive purposes. The instruments in which the Funds may invest include: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) CDs, bankers’ acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and that are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1+” or “A-1” by S&P, or, if unrated, of comparable quality as determined by the investment advisers or sub-advisers; (iv) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year that are rated at least “Aa” by Moody’s or “AA” by S&P; (v) repurchase agreements; and (vi) short-term, U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, at the time of investment have more than $1 billion, or the equivalent in other currencies, in total assets and in the opinion of the relevant investment adviser or sub-adviser are of comparable quality to obligations of U.S. banks which may be purchased by the Funds.

Commercial Paper and Short-Term Corporate Debt Instruments.    The Funds may invest in commercial paper (including variable amount master demand notes) consisting of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The investment advisers or sub-advisers monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. The Funds also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement.

The Funds may also invest in obligations issued or guaranteed by U.S., local, city and state governments and agencies.

The Funds will limit their investments in certificates of deposit and bankers’ acceptances to U.S. dollar-denominated obligations of U.S. banks and savings and loan associations, London branches of U.S. banks (“Eurodollar obligations”) and U.S. branches of foreign banks (“Yankeedollar obligations”). In the case of foreign banks, the $1 billion deposit requirement will be computed using exchange rates in effect at the time of the banks’ most recently published financial statements. Eurodollar obligations and Yankeedollar obligations will not be acquired if as a result more than 25% of a Fund’s net assets would be invested in such obligations. Obligations of foreign banks and of foreign branches of U.S. banks may be affected by foreign governmental action, including imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium or restriction on payments of principal or interest. Foreign banks and foreign branches of U.S. banks may provide less public information than, and may not be subject to the same accounting, auditing and financial recordkeeping standards as, domestic banks.

Letters of Credit.    Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of a Fund’s investment adviser or sub-adviser, are of comparable quality to issuers of other permitted investments of the Fund may be used for letter of credit-backed investments.

Zero-Coupon, Step Coupon and Pay-In-Kind Securities

Other debt securities in which the Funds may invest include zero coupon, step coupon and pay-in-kind securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issue. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Current federal income tax law requires holders of zero coupon and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though holders receive no cash payments of interest during the year. In order to qualify as a regulated investment company under the Code, a Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Fund will not receive cash payments on a current basis in respect of accrued original issue discount on zero coupon or step coupon bonds during the period before interest payments begin, in some years that Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A Fund might obtain such cash from selling other portfolio holdings which might cause the Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for a Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell the securities at the time.

Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities.

Pass-Through Securities

The Funds may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Funds. The most common type of pass-through securities are mortgage-backed securities. GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. The Funds may purchase modified pass-through GNMA Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.

The Federal Home Loan Mortgage Corporation (“FHLMC”) issues two types of mortgage pass-through securities: mortgage participation certificates and guaranteed mortgage certificates. Participation certificates resemble GNMA Certificates in that the participation certificates represent a pro rata share of all interest and principal payments made and owned on the underlying pool. FHLMC guarantees timely payments of interest on the participation certificates and the full return of principal. Guaranteed mortgage certificates also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by FHLMC as to timely payment of principal and interest but is not backed by the full faith and credit of the U.S. Government.

The Federal National Mortgage Association (“FNMA”) issues guaranteed mortgage pass-through certificates. FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by the FNMA as to timely payment of principal and interest but is not backed by the full faith and credit of the U.S. Government.

Except for guaranteed mortgage certificates, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the securities holders, such as the Funds, like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. If applicable, a portfolio manager will consider estimated prepayment rates in calculation of the average weighted maturity of a Fund which owns these securities. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Fund might be converted to cash and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Fund’s ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

The Funds may also invest in Collateralized Loan Obligations, Collateralized Debt Obligations and Collateralized Bond Obligations.

Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies or other providers of credit. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals.

Other Income-Producing Securities

Other types of income-producing securities the Funds may purchase, include, but are not limited to, the following:

•

Variable and floating rate obligations.    These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security’s price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

In order to use these investments most effectively, a Fund’s investment adviser or sub-adviser must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the investment adviser or sub-adviser incorrectly forecasts such movements, a Fund could be adversely affected by the use of variable or floating rate obligations.

•	Standby commitments. These instruments, which are similar to a put, give a Fund the option to obligate a broker, dealer or bank to repurchase a security held by the Fund at a specified price.

•

Tender option bonds.    Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party, such as a broker, dealer or bank, to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

•

Inverse floaters.    These are debt instruments whose interest bears an inverse relationship to the interest rate on another security. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a Fund could lose money or the net asset value of its shares could decline by the use of inverse floaters.

•

Strip bonds.    Strip bonds are debt securities that are stripped of their interest, usually by a financial intermediary, after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturities.

Standby commitments, tender option bonds and instruments with demand features are primarily used by the Funds for the purpose of increasing the liquidity of a Fund’s portfolio.

Securities Lending

Each Fund may seek additional income by making loans of portfolio securities of not more than 33% of its total assets taken at current market value although this amount may change if applicable regulatory requirements change. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Under applicable regulatory requirements and securities lending agreements (which are subject to change), the loan collateral must, on each business day, be at least equal to the value of the loaned securities and must consist of cash (which may be invested by the Fund in any investment not otherwise prohibited by the Prospectus or this SAI), bank letters of credit or securities of the U.S. Government (or its agencies or instrumentalities), or other cash equivalents in which the Funds are permitted to invest. The borrower pays to the lending Fund an amount equal to any dividends or interest received on the securities lent. The Funds may invest the cash collateral received or may receive a fee from the borrower. All investments of cash collateral by a Fund are for the account and risk of that Fund. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, each Fund retains the right to call the loans at any time on reasonable notice. The Funds may also call such loans in order to sell the securities involved. The Funds pay various fees in connection with such loans, including shipping fees and reasonable custodian, securities lending agent and placement fees. The terms of a Fund’s loans must also meet certain tests under the Code and must permit the Fund to reacquire loaned securities on five business days’ notice or in time to vote on any important matter.

Hedging Instruments And Derivatives

Subject to the Fundamental Investment Restrictions described below under “Investment Restrictions of the Funds—Fundamental Investment Restrictions of the Funds” each Fund currently may use the hedging instruments and derivatives discussed below. In the future, each Fund may employ hedging instruments and strategies that are not currently contemplated but which may be developed, to the extent such investment methods are consistent with the Fund’s investment objective and are legally permissible.

(1)  Forward Contracts—Each Fund may purchase or sell securities on a forward commitment basis (“forward contracts”). When such transactions are negotiated, the price is fixed at the time of commitment, but delivery and payment for the securities can take place a month or more after the commitment date. The securities so purchased or sold are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time of delivery the securities may be worth more or less than the purchase or sale price. While a Fund also may enter into forward contracts with the initial intention of acquiring securities for its portfolio, it may dispose of a commitment prior to settlement if the Fund’s investment adviser or sub-adviser deems it appropriate to do so. The Funds may realize short-term gains or losses upon the sale of forward contracts. If a Fund enters into a forward contract, it will establish a segregated account with its custodian consisting of cash or liquid securities, having a current market value equal to or greater than the aggregate amount of that Fund’s commitment under forward contracts (that is, the purchase price of the underlying security on the delivery date). As one of several alternatives to maintaining all or part of the segregated account, a Fund could buy call or put options to “cover” the forward contracts.

(2)  Currency Transactions—Each Fund may engage in currency transactions with counterparties in order to convert foreign denominated securities or obligations (or obligations exposed to foreign currency fluctuation) to U.S. dollar-denominated investments. The Funds may also engage in currency transactions to hedge the value of portfolio holdings denominated in or exposed to particular currencies against fluctuations in relative value.

Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap. A Fund may enter into currency transactions with counterparties which have received (or the guarantors of the obligations of which have received) a credit rating of A-I or P-1 by Standard & Poor’s Ratings Group (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”), respectively, or that have an equivalent rating from a nationally recognized statistical rating organization (“NRSRO”) or (except for OTC currency options) are determined to be of equivalent credit quality by the Fund’s investment adviser or sub-adviser.

The Diversified Growth Fund may deal in forward currency contracts and other currency transactions such as futures, options, options on futures, and swaps, but will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. For example, if the Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in or exposed to such foreign currency. The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Funds may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund’s portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund’s portfolio securities are or are expected to be denominated, and to buy U.S. dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present during the particular time that the Fund is engaging in proxy hedging.

(3)  Risks Regarding Hedging Instruments and Derivatives—Some of the general risks associated with hedging and the use of derivatives include: (a) the possible absence of a liquid secondary market for any particular hedging instrument at any time; (b) these instruments can be highly volatile; and (c) the possible need to defer closing out certain positions to avoid adverse tax consequences. More specific risks are set forth below.

(i)  Forward Contracts:    Forward contracts involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Funds’ other assets.

(ii)  Currency Transactions:    Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Derivatives

(1)  Options and Futures Transactions.    While the Funds are permitted to use derivatives, the Diversified Growth Fund is more likely to utilize the following types of “Derivative” instruments, in varying degrees, subject to the Fund’s investment objective. The Funds, may (a) purchase and sell exchange traded and over-the-counter (OTC) put and call options on equity securities, fixed income securities or indexes of interest rates (i.e. Eurodollar options), equity or fixed income securities, (b) purchase and sell futures contracts on fixed income securities or indexes of interest rates, equity or fixed income securities, and (c) purchase and sell put and call options on futures contracts on fixed income securities or indexes of interest rates, equity or fixed income securities. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index.

The Funds may purchase put and call options on securities, indexes of securities and futures contracts, or purchase and sell futures contracts, if (i) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of a Fund’s net assets, and (ii) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of a Fund’s total assets.

The Funds may utilize options and futures contracts for various reasons, including to manage exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge a Fund’s investments against price fluctuations. Other strategies, including buying futures contracts, writing puts and calls, and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of a Fund’s overall strategy in a manner deemed appropriate to the Fund’s investment adviser or sub-adviser and consistent with a Fund’s objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase a Fund’s return. While the use of these instruments by a Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Fund’s investment adviser or sub-adviser applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower a Fund’s return. Certain strategies limit a Fund’s possibilities to realize gains as well as limiting its exposure to losses. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, a Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions, and these transactions could significantly increase a Fund’s turnover rate.

(2)  Purchasing Put and Call Options.    The Funds may purchase put and call options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, a Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices, indexes of interest rates, futures contracts and swap agreements. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. A Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, a Fund will lose the entire premium it paid. If a Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If a Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.

The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

(3)  Selling (Writing) Put and Call Options.    The Funds may also “write” put and call options. When a Fund writes a put option, it takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, a Fund assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it. A Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option a Fund has written, however, a Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and, if applicable, must continue to post margin as discussed below.

If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline.

Writing a call option obligates a Fund to sell or deliver the option’s underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

(4)  Options on Indexes.    The Funds may also purchase options on indexes. Options on securities indexes are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because a Fund’s investments generally will not match the composition of an index. The Funds may also invest in futures and options on commodity indices.

For a number of reasons, a liquid market may not exist and thus a Fund may not be able to close out an option position that it has previously entered into. When a Fund purchases an OTC option, it will be relying on its counterparty to perform its obligations, and a Fund may incur additional losses if the counterparty is unable to perform.

(5)  Exchange Traded and OTC Options.    All options purchased or sold by the Funds will be traded on a securities exchange or will be purchased or sold by securities dealers or other parties (OTC options) that meet creditworthiness standards, if any, approved by the Trust’s Board of Trustees. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, a Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction. In addition, OTC options are considered illiquid by the Securities and Exchange Commission (“SEC”).

(6)  Futures Contracts and Options on Futures Contracts.    The Funds may purchase or sell (write) futures contracts and purchase or sell put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on, among other things, various types of fixed income securities including, but not limited to, U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities and indexes of equity securities.

The Funds may use futures contracts as a hedge against the effects of interest rate changes.

Transactions by the Funds in futures contracts involve certain risks. No assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Funds to substantial losses. If it is not possible, or if the Funds determine not to close a futures position in anticipation of adverse price movements, the Funds will be required to make daily cash payments on variation margin.

Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of “variation” margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Fund are paid by a Fund into a segregated account, in the name of the futures commission merchant, as required by the 1940 Act and the SEC interpretations thereunder. The use of futures or options on futures for purposes other than hedging may be regarded as speculative. Certain regulatory requirements may also limit a Fund’s ability to engage in futures and related options transactions.

Stock Index Futures and Options on Stock Index Futures.    The Funds may invest in stock index futures contracts and options on stock index futures contracts as a substitute for a comparable market position in the underlying securities comprising the index which the Fund is seeking to replicate. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. There can be no assurance that a liquid market will exist at the time when the Funds seek to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

Future Developments.    Funds which are permitted to invest in these types of instruments may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Funds or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund’s investment objective and legally permissible for the Fund.

(7)  Combined Positions.    The Funds are permitted to purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

(8)  Risks Regarding Options and Futures Transactions.    Some of the general risks associated with the use of options and futures include:

(a)  Correlation of Price Changes.    Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Fund’s current or anticipated investments exactly (to the extent options and futures contracts are used for such purpose). The Funds may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of a Fund’s other investments.

Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Fund’s investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund’s options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

(b)  Liquidity of Options and Futures Contracts.    There is no assurance a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract’s price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund’s access to other assets held to cover its options or futures positions could also be impaired. (See “Exchange Traded and OTC Options” above for a discussion of the liquidity of options not traded on an exchange.)

(c)  Position Limits.    Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, the Fund, its investment adviser or its sub-adviser may be required to reduce the size of their futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

(d)  Asset Coverage for Futures Contracts and Options Positions.    The Funds will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in the amount prescribed. Assets set aside for such purpose cannot be sold while the futures or options strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund’s assets could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations.

(e)  Status Under the Commodity Exchange Act.    The Funds are operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”), and therefore, such person is not subject to registration or regulation as a pool operator under the CEA.

(9)  Swaps and Related Swap Products:    The Funds may engage in swap transactions, including, but not limited to, interest rate, currency, credit default, indices, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on swaps (collectively defined as “swap transactions”).

Each Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated by reference to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a “basket” of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

The “notional amount” of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event a Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by a Fund, payments by the parties will be exchanged on a “net basis,” and a Fund will receive or pay, as the case may be, only the net amount of the two payments.

The amount of a Fund’s potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund’s potential loss if it sells a cap or collar. If the Fund buys a cap, floor or collar, however, the Fund’s potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

The use of swap transactions, caps, floors and collars involves investment techniques and risks which are different from those associated with portfolio security transactions. If a Fund’s investment adviser or sub-adviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of a Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to a Fund or that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to a Fund.

A Fund’s investment adviser or sub-adviser will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

Each Fund will maintain cash or liquid assets in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Fund’s accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of a Fund’s accrued obligations under the agreement. In addition to those techniques mentioned above, a Fund may cover its obligations under a swap agreement by using any other technique permitted by applicable law.

The Funds will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the investment adviser and/or the sub-adviser. If a counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the contract.

During the term of a swap, cap, floor or collar, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in the market value of a specified security, basket of securities or index; or the return generated by a security.

The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which the Funds may engage in such transactions.

(10)  Structured Notes and Hybrid Instruments:    Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile.

A hybrid instrument can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund.

Illiquid Securities

Each Fund may invest not more than 15% of its net assets in “illiquid securities,” which are securities that are not readily marketable, including securities whose disposition is restricted by contract or under federal securities laws. A Fund may not be able to dispose of such securities in a timely fashion and for a fair price, which could result in losses to a Fund. In addition, illiquid securities are generally more difficult to value. Illiquid securities may include repurchase agreements with maturities greater than seven days, futures contracts and options thereon for which a liquid secondary market does not exist, time deposits maturing in more than seven calendar days and securities of new and early stage companies whose securities are not publicly traded. The Funds may also purchase securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”). Such securities may be determined to be liquid by the Board of Trustees, MassMutual and/or the sub-adviser, if such determination by MassMutual or the sub-adviser is pursuant to Board-approved guidelines. Such guidelines shall take into account trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in particular Rule 144A securities, a Fund’s holdings of those securities may be illiquid, resulting in undesirable delays in selling these securities at prices representing fair value.

Investments may be illiquid because there is no active trading market for them, making it difficult to value them or dispose of them promptly at an acceptable price. The sub-advisers monitor holdings of illiquid securities on an ongoing basis to determine whether to sell any holding to maintain adequate liquidity.

Foreign Securities

The Diversified Growth Fund and, to a lesser extent, the Destination Retirement 2050 Fund, are permitted to invest in foreign securities. Foreign securities include securities of foreign companies and foreign governments (or agencies or subdivisions thereof). The Destination Retirement 2050 Fund will normally invest in foreign securities only if: (i) such securities are U.S. dollar-denominated; or (ii) if such securities are not U.S. dollar-denominated, the Fund contemporaneously enters into a foreign currency transaction to hedge the currency risk associated with the particular foreign security. If a Fund’s securities are held abroad, the countries in which such securities may be held and the sub-custodian holding them must be approved by the Board of Trustees or its delegate under applicable rules adopted by the SEC. In buying foreign securities, a Fund may convert U.S. dollars into foreign currency.

The globalization and integration of the world economic system and related financial markets have made it increasingly difficult to define issuers geographically. Accordingly, the Funds intend to construe geographic terms such as “foreign,” “non-U.S.,” “European, “ “Latin American,” “Asian,” and “emerging markets” in the manner that affords to the Funds the greatest flexibility in seeking to achieve the investment objective(s) of the relevant Fund. Specifically, in circumstances where the investment objective and/or strategy is to invest (a) exclusively in “foreign securities,” “non-U.S. securities” “European securities,” “Latin American securities,” “Asian securities,” or “emerging markets” (or similar directions) or (b) at least some percentage of the Fund’s assets in foreign securities, etc., the Fund will take the view that a security meets this description so long as the issuer of a security is tied economically to the particular country or geographic region indicated by words of the relevant investment objective and/or strategy (the “Relevant Language”). For these purposes the issuer of a security is deemed to have that tie if:

(i)  the issuer is organized under the laws of the country or a country within the geographic region suggested by the Relevant Language or maintains its principal place of business in that country or region; or

(ii)  the securities are traded principally in the country or region suggested by the Relevant Language; or

(iii)  the issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the country or region suggested by the Relevant Language or has at least 50% of its assets in that country or region.

In addition, the Funds intend to treat derivative securities (e.g., call options) by reference to the underlying security. Conversely, if the investment objective and/or strategy of a Fund limits the percentage of assets that may be invested in “foreign securities,” etc. or prohibits such investments altogether, a Fund intends to categorize securities as “foreign,” etc. only if the security possesses all of the attributes described above in clauses (i), (ii) and (iii).

Foreign securities also include securities of foreign issuers represented by American Depositary Receipts (“ADRs”). ADRs are issued by a U.S. depository institution, but they represent a specified quantity of shares of a non-U.S. stock company. In addition to ADRs, a Fund may invest in sponsored or unsponsored Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) to the extent they become available. GDRs and EDRs are typically issued by foreign depositaries and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Holders of unsponsored GDRs and EDRs generally bear all the costs associated with establishing them. The depositary of an unsponsored GDR or EDR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the GDR or EDR holders any voting rights with respect to the securities or pools of securities represented by the GDR or EDR. GDRs and EDRs also may not be denominated in the same currency as the underlying securities. Registered GDRs and EDRs are generally designed for use in U.S. securities markets, while bearer form GDRs and EDRs are generally designed for non-U.S. securities markets. Each of the Funds will treat the underlying securities of a GDR or EDR as the investment for purposes of its investment policies and restrictions.

Investments in foreign securities involve special risks and considerations. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. For example, foreign markets have different clearance and settlement procedures. Delays in settlement could result in temporary periods when assets of a Fund are uninvested. The inability of a Fund to make intended security purchases due to settlement problems could cause it to miss certain investment opportunities. Foreign securities may also entail certain other risks, such as the possibility of one or more of the following: imposition of dividend or interest withholding or confiscatory taxes, higher brokerage costs, thinner trading markets, currency blockages or transfer restrictions, expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Purchases of foreign securities are usually made in foreign currencies and, as a result, a Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. Further, it may be more difficult for a Fund’s agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Certain markets may require payment for securities before delivery. A Fund’s ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets.

A number of current significant political, demographic and economic developments may affect investments in foreign securities and in securities of companies with operations overseas. The course of any one or more of these events and the effect on trade barriers, competition and markets for consumer goods and services are uncertain. Similar considerations are of concern with respect to developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. Management seeks to mitigate the risks associated with these considerations through diversification and active professional management.

In addition to the general risks of investing in foreign securities, investments in emerging markets involve special risks. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in values of the portfolio securities, decrease in the level of liquidity in a Fund’s portfolio, or, if a Fund has entered into a contract to sell the security, possible liability to the purchaser. Certain markets may require payment for securities before delivery, and in such markets a Fund bears the risk that the securities will not be delivered and that the Fund’s payments will not be returned. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, or may have restrictions on foreign ownership or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market’s balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to that Fund of any restrictions on investments.

Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of a Fund.

When-Issued Securities

Each Fund may purchase securities on a “when-issued” or on a “forward delivery” basis. When such transactions are negotiated, the price is fixed at the time of commitment, but delivery and payment for the securities can take place a month or more after the commitment date. The securities so purchased or sold are subject to market fluctuations, and no interest accrues to the purchaser during this period. At the time of delivery, the securities may be worth more or less than the purchase or sales price. Generally, under normal circumstances, a Fund is expected to take delivery of securities purchased. When a Fund commits to purchase a security on a “when-issued” or on a “forward delivery” basis, it will take actions consistent with SEC policies, which currently recommend that an amount of the Fund’s assets consisting of cash or high-quality debt instruments equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment. Therefore, a Fund would have liquid assets sufficient to cover any commitments. However, there are risks. For example, a Fund may have to sell assets which have been set aside in order to meet redemptions and the Fund may be unable to meet its current obligations. Also, if a Fund determines it necessary to sell the “when-issued” or “forward delivery” securities before delivery, the Fund may incur a loss because of market fluctuations since the time the commitment to purchase the securities was made.

Portfolio Management

A Fund’s investment adviser or sub-adviser uses trading as a means of managing the portfolio of the Fund in seeking to achieve its investment objective. Transactions will occur when a Fund’s investment adviser or sub-adviser believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether the goals discussed above will be achieved through trading depends on the Fund’s investment adviser’s or sub-adviser’s ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. If such evaluations and expectations prove to be incorrect, a Fund’s income or capital appreciation may be reduced and its capital losses may be increased. In addition, high turnover in a Fund could result in additional brokerage commissions to be paid by that Fund. See also “Taxation” below.

The Funds may pay brokerage commissions to affiliates of one or more affiliates of the Funds’ investment advisers or sub-advisers.

Concentration Policy

For purposes of each Fund’s concentration limitation as disclosed in this SAI, the Funds apply such policy to direct investments in the securities of issuers in a particular industry, as determined by a Fund’s investment adviser or sub-adviser. A Fund’s investment adviser or sub-adviser may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third party classification provider used by the investment adviser or sub-adviser does not assign a classification or the investment adviser or sub-adviser, in consultation with the Fund’s Chief Compliance Officer, determines that another industry or sector classification is more appropriate.

Other Investment Companies

Certain markets are closed in whole or in part to equity investments by foreigners. A Fund may be able to invest in such markets solely or primarily through governmentally authorized investment vehicles or companies. Each Fund generally may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its assets in any one investment company, as long as no investment represents more than 3% of the outstanding voting stock of the acquired investment company at the time of investment; provided that this provision does not apply, however, to any of the Funds relying on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act. Investment in another investment company may involve the payment of a premium above the value of such issuers’ portfolio securities, and is subject to market availability. The Funds do not intend to invest in such vehicles or funds unless, in the judgment of a Fund’s investment adviser or sub-adviser, and subject to a Fund’s investment restrictions set forth in its Prospectus and Statement of Additional Information, the potential benefits of the investment justify the payment of any applicable premium or sales charge. As a shareholder in an investment company, Fund shareholders would indirectly pay a portion of that investment company’s expenses, including its advisory administration, brokerage, shareholder servicing and other expenses. At the same time a Fund would continue to pay its own management fees and other expenses. This section shall not prevent the Diversified Growth Fund or an Underlying Fund of the Destination Retirement 2050 Fund from investing its assets in money market funds managed by the Diversified Growth Fund’s or the Underlying Fund’s sub-adviser pursuant to applicable SEC exemptive orders.

Exchange Traded Funds (ETFs)

These are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs. As a shareholder in an ETF, Fund shareholders would indirectly pay a portion of that ETF’s expenses, including its advisory, administration, brokerage, shareholder servicing and other expenses. At the same time a Fund would continue to pay its own management fees and other expenses.

Index-Related Securities (Equity Equivalents)

The Funds may invest in certain types of securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index. Such Equity Equivalents include, among others, DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), SPDRs or Standard & Poor’s Depositary Receipts (interests in a portfolio of securities that seeks to track the performance of the S&P 500 Index), WEBS or World Equity Benchmark Shares (interests in a portfolio of securities that seeks to track the performance of a benchmark index of a particular foreign country’s stocks), and the Nasdaq-100 Trust (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market). Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indexes as well as the securities that make up those indices. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security will lose value.

Equity Equivalents may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying the fund’s assets across a broad range of equity securities.

The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting an Equity Equivalent could adversely affect the liquidity and value of the shares of the fund investing in such instruments.

Cash Positions

Each Fund may hold cash or cash equivalents to provide for expenses and anticipated redemption payments and so that an orderly investment program may be carried out in accordance with the Fund’s investment policies. To provide liquidity, for temporary defensive purposes and to receive a return on uninvested cash during such periods, each Fund may invest in investment grade debt securities, government obligations, or money market instruments or money market mutual funds.

Short Sales Against-the-box

Selling short “against-the-box” refers to the sale of securities actually owned by the seller but held in safekeeping. In such short sales, while the short position is open, a Fund must own an equal amount of such securities, or by virtue of ownership of securities have the right, without payment of further consideration, to obtain an equal amount of securities sold short. Short sales against-the-box generally produce current recognition of gain (but not loss) for federal income tax purposes on the constructive sale of securities “in the box” prior to the time the short position is closed out. Neither of the Funds currently intends to engage in short sales against-the-box but is permitted to do so.

U.S. Government Securities

The Funds may invest in U.S. Government securities. These include obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment. Such agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. U.S. Government securities are subject to interest rate risk, and, in some cases, may be subject to credit risk. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Investment Basket

Notwithstanding any Fund’s fundamental investment restrictions (except those imposed as a matter of law), the Board of Trustees may authorize one or more of the Funds to invest in any type of security or instrument, or to engage in any type of transaction or practice, such as newly developed debt securities, hedging programs or derivatives, so long that the Board of Trustees has determined that to do so is consistent with the Fund’s investment objectives and policies and has adopted reasonable guidelines for use by the Fund’s investment adviser or sub-adviser, and provided further that at the time of making such investment or entering into such transaction, such investments or instruments account for not more than 10% of the Fund’s total assets. The Trust has no current intention of using this investment basket authority but is permitted to do so.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trustees of the Funds, including a majority of directors who are not “interested persons” of the Funds (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), have adopted policies and procedures with respect to the disclosure of the Funds’ portfolio holdings. These policies and procedures generally provide that no disclosure of portfolio holdings information may be made unless publicly disclosed as described below or made as part of the daily investment activities of the Funds to the Funds’ investment adviser, sub-advisers, or any of their affiliates who provide services to the Funds, which by explicit agreement or by virtue of their respective duties to the Funds, are required to maintain confidentiality of the information disclosed. Certain limited exceptions pursuant to the Funds’ policies and procedures are described below. The Funds’ portfolio holdings information may not be disseminated for compensation. Any exceptions to the Funds’ policies and procedures may be made only if approved in writing by the Funds’ Principal Executive Officer and the Chief Compliance Officer as being in the best interests of the relevant Fund, and then only if the recipients are subject to a confidentiality agreement as described below. Any such exceptions must be reported to the Funds’ Board of Trustees at its next regularly scheduled meeting. It was determined that these policies and procedures are reasonably designed to ensure that disclosure of portfolio holdings information is in the best interests of a Fund’s shareholders and appropriately address the potential for conflicts between the interests of a Fund’s shareholders, on the one hand, and those of MassMutual or any affiliated person of the Fund or MassMutual on the other.

Acting pursuant to the policies and procedures adopted by the Trustees of the Funds, MassMutual and the Funds’ sub-advisers are primarily responsible for compliance with these policies and procedures, which includes maintaining such internal informational barriers (e.g., “Chinese walls”) as each believes are reasonably necessary for preventing the unauthorized disclosure of portfolio holdings information. Pursuant to Rule 38a-1 under the 1940 Act, the Trustees will periodically (as needed, but at least annually) receive reports from the Funds’ Chief Compliance Officer regarding the operation of these policies and procedures, including a confirmation by the Chief Compliance Officer that MassMutual’s and the sub-advisers’ policies, procedures and/or processes are reasonably designed to comply with the Funds’ policies and procedures in this regard.

Public Disclosures

The Funds’ portfolio holdings are currently disclosed to the public through required filings with the SEC and as described below. The Funds file their portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of the Funds’ fiscal year) no later than 60 days after the end of the applicable quarter. Shareholders may obtain the Funds’ Form N-CSR and N-Q filings on the SEC’s Web site at http://www.sec.gov. In addition, the Funds’ Form N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the public reference room.

The Funds’ most recent portfolio holdings as of the end of February, May, August and November are available on http://www.massmutual.com/retire no earlier than 30 days after the end of each of these respective months. In addition, each Fund’s top ten holdings are made available in quarterly reports and on http://www.massmutual.com/retire as soon as possible after each calendar quarter-end.

Other Disclosures

Acting pursuant to the policies and procedures adopted by the Trustees of the Funds, and the extent permitted under the 1933 and 1940 Acts, MassMutual and the Funds’ sub-advisers may distribute (or authorize the Funds’ custodian to distribute) information regarding the Funds’ portfolio holdings more frequently than as provided above on a confidential basis to various service providers and others who require such information in order to fulfill their contractual duties with respect to the Funds. These service providers include the Funds’ custodian and sub-administrator (State Street Bank and Trust Company), the Funds’ independent registered public accounting firm (Deloitte & Touche LLP), legal counsel (Ropes & Gray LLP), financial printer (R.R. Donnelley), any proxy voting service employed by the Funds, MassMutual, or any of the Funds’ sub-advisers, and any pricing services employed by the Funds. The Funds may also periodically provide non-public information about their portfolio holdings to rating and ranking organizations, such as Lipper Inc. and Morningstar Inc., in connection with those firms’ research on and classification of the Funds and in order to gather information about how the Funds’ attributes (such as volatility, turnover, and expenses) compared with those of peer funds.

Such disclosures may be made only if (i) the recipients of such information are subject to a written confidentiality agreement specifying that the Funds’ portfolio holdings information is the confidential property of the Funds and may not be used for any purpose except in connection with the provision of services to the Funds and, in particular, that such information may not be traded upon; and (ii) if the Funds’ Chief Compliance Officer (or a person designated by the Chief Compliance Officer) determines that, under the circumstances, disclosure is in the best interests of the relevant Fund’s shareholders. The information distributed is limited to the information that MassMutual or the relevant sub-adviser believes is reasonably necessary in connection with the services provided by the service provider receiving the information.

INVESTMENT RESTRICTIONS OF THE FUNDS

FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS

Each Fund is subject to certain fundamental restrictions on its investments, which may not be changed without the affirmative vote of a majority of the outstanding shares of that Fund. Investment restrictions that appear below or elsewhere in this SAl and in the Prospectus which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Fund. The Trust may not, on behalf of any Fund:

(1)  Purchase any security (other than U.S. Treasury securities or U.S. Government Securities) if as a result, with respect to 75% of the Fund’s assets, more than 5% of the value of the total assets (determined at the time of investment) of a Fund would be invested in the securities of a single issuer.

(2)  Borrow money, except from banks for temporary or emergency purposes not in excess of one-third of the value of a Fund’s assets, except that a Fund may enter into reverse repurchase agreements or roll transactions. For purposes of calculating this limitation, entering into portfolio lending agreements shall not be deemed to constitute borrowing money. A Fund would not make any additional investments while its borrowings exceeded 5% of its assets.

(3)  Issue senior securities (as defined in the 1940 Act) except for securities representing indebtedness not prevented by paragraph (2) above.

(4)  Make short sales, except for sales “against-the-box.”

(5)  Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, a Fund may be deemed an underwriter under applicable laws.

(6)  Invest in oil, gas or other mineral leases, rights, royalty contracts or exploration or development programs, real estate or real estate mortgage loans. This restriction does not prevent a Fund from purchasing readily marketable securities secured or issued by companies investing or dealing in real estate and by companies that are not principally engaged in the business of buying and selling such leases, rights, contracts or programs.

(7)  Purchase physical commodities or commodity contracts (except futures contracts, including but not limited to contracts for the future delivery of securities and futures contracts based on securities indices).

(8)  Make loans other than by investing in obligations in which a Fund may invest consistent with its investment objective and policies and other than repurchase agreements and loans of portfolio securities.

(9)  Pledge, mortgage or hypothecate assets taken at market to an extent greater than 15% of the total assets of the Fund except in connection with permitted transactions in options, futures contracts and options on futures contracts, reverse repurchase agreements and securities lending.

(10)  Purchase any security (other than securities issued, guaranteed or sponsored by the U.S. Government or its agencies or instrumentalities) if, as a result, with respect to 75% of the Fund’s assets, the Fund would hold more than 10% of the outstanding voting securities of an issuer.

(11)  Acquire securities of issuers in any one industry (as determined by the Board of Trustees of the Trust) if as a result 25% or more of the value of the total assets of the Fund would be invested in such industry, with the following exception:

(a) There is no limitation for securities issued or guaranteed by the U.S. government or its agencies and instrumentalities.

Reverse repurchase agreements and dollar roll transactions are borrowings subject to limitation (2) above.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS

In addition to the fundamental investment restrictions described above, the Board of Trustees of the Trust has voluntarily adopted certain policies and restrictions which are observed in the conduct of the affairs of the Funds. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment restrictions in that the following additional investment restrictions may be changed or amended by action of the Trustees without requiring prior notice to or approval of shareholders.

In accordance with such policies and guidelines, each Fund may not:

(1)  Invest for the purpose of exercising control over, or management of, any company.

(2)  With the exception of the Destination Retirement 2050 Fund, invest in securities of other investment companies, except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker’s commission, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition or except shares of money market funds advised by MassMutual or an affiliate thereof. It is expected that a Fund would purchase shares of such money market funds only if arrangements are made to eliminate duplicate advisory and distribution fees.

(3)  To the extent that shares of the Fund are purchased or otherwise acquired by other series of the Trust, acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

(4)  Invest more than 15% of its net assets in illiquid securities. This restriction does not limit the purchase of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the

Securities Act of 1933, as amended, provided that such securities are determined to be liquid by MassMutual or the sub-adviser pursuant to Board approved guidelines.

With respect to limitation (4) above, if there is a lack of trading interest in particular Rule 144A securities, a Fund’s holdings of those securities may be illiquid, resulting in the possibility of undesirable delays in selling these securities at prices representing fair value. If, through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.

Notwithstanding the foregoing investment limitations, the Underlying Funds in which the Destination Retirement 2050 Fund may invest have adopted certain investment limitations that may be more or less restrictive than those listed above, thereby permitting a Destination Retirement 2050 Fund to engage indirectly in investment strategies that are prohibited under the investment limitations listed above.

In accordance with the Destination Retirement 2050 Fund’s investment program as set forth in the prospectus, the Destination Retirement 2050 Fund may invest more than 25% of its assets in any one Underlying Fund. For purposes of the Destination Retirement 2050 Fund’s fundamental concentration limitation discussed above, the Destination Retirement 2050 Fund looks through to the holdings of its Underlying Funds in order to determine compliance with this limitation.

MANAGEMENT OF THE TRUST

The Trust has a Board of Trustees, a majority of which must not be “interested persons” (as defined in the 1940 Act) of the Trust. The Board of Trustees of the Trust is generally responsible for management of the business and affairs of the Trust. The Trustees formulate the general policies of the Trust and the Funds, approve contracts and authorize Trust officers to carry out the decisions of the Board. To assist them in this role, the Trustees who are not “interested persons” of the Trust (“Disinterested Trustees”) have retained independent legal counsel. As investment adviser and sub-advisers to the Funds, respectively, MassMutual, Legg Mason, T. Rowe Price and Wellington Management may be considered part of the management of the Trust. The Trustees and principal officers of the Trust are listed below together with information on their positions with the Trust, address, age, principal occupations during the past five years and other principal business affiliations.

Disinterested Trustees

Richard H. Ayers	Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 65
Trustee since 1996
Trustee of 55 portfolios in fund complex

Retired; former adviser to Chairman (1997), Chairman and Chief Executive Officer (1989-1996) and Director (1985-1996), The Stanley Works (manufacturer of tools, hardware and specialty hardware products); Director, Applera Corporation; Trustee (since 1999), Advisory Board Member (1996-1999), MML Series Investment Fund (open-end investment company).

Allan W. Blair	Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 59
Trustee since 2003
Trustee of 55 portfolios in fund complex

President and Chief Executive Officer (since 1996), Economic Development Council of Western Massachusetts; President and Chief Executive Officer (1993-2006), Westmass Area Development Corporation;

President and Chief Executive Officer (since 1984), Westover Metropolitan Development Corporation; Director (since 2001), Future Works, Inc.; Trustee (since 2003), MML Series Investment Fund (open-end investment company).

Mary E. Boland	Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 68
Trustee since 1994
Trustee of 55 portfolios in fund complex

Attorney-at-Law (since 2004); Attorney-at-Law (1965-2004), Egan, Flanagan and Cohen, P.C. (law firm), Springfield, MA; Director (since 1999), BankNorth Massachusetts; Trustee (since 1973), MML Series Investment Fund (open-end investment company).

Richard W. Greene	Chairman and Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 72
Trustee since 1996
Trustee of 55 portfolios in fund complex

Retired; Vice President for Investments and Treasurer (1998-2000), Executive Vice President and Treasurer (1986-1998), University of Rochester (private university); Chairman (since 2005), Trustee (since 1999), Advisory Board Member (1996-1999), MML Series Investment Fund (open-end investment company).

R. Alan Hunter, Jr.[1]	Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 60
Trustee since 2003
Trustee of 55 portfolios in fund complex

Retired; President and Chief Operating Officer (1993-1997), The Stanley Works (manufacturer of tools, hardware and specialty hardware products); Trustee (since 2003), MML Series Investment Fund (open-end investment company).

F. William Marshall, Jr.	Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 65
Trustee since 1996
Trustee of 92 portfolios in fund complex[2]

Consultant (since 1999); Chairman (1999), Family Bank, F.S.B. (formerly SIS Bank); Executive Vice President (1999), Peoples Heritage Financial Group; President, Chief Executive Officer and Director (1993-1999), SIS Bancorp, Inc. and SIS Bank (formerly, Springfield Institution for Savings); Trustee (since 2000), Board II Oppenheimer Funds; Trustee (since 1996), MML Series Investment Fund (open-end investment company).

(1)	Mr. Hunter is an “Interested Person,” as that term is defined in the 1940 Act, of the Small Cap Core Equity Fund through his ownership of common stock of Goldman Sachs. GSAM, an affiliate of Goldman Sachs, serves as the sub-adviser to the Small Cap Core Equity Fund.
(2)	Board II Oppenheimer Funds is deemed to be part of the Fund Complex because it is managed by OppenheimerFunds, Inc., an indirect subsidiary of MassMutual.

Interested Trustees

Frederick C. Castellani[3]	Trustee and President of the Trust
1295 State Street
Springfield, MA 01111
Age: 60
Trustee since 2001
Trustee of 85 portfolios in fund complex

Executive Vice President (since 2001), Senior Vice President (1996-2001), MassMutual; Trustee (since 2001), Vice President (since 2006), MML Series Investment Fund (open-end investment company); Trustee, Vice Chairman and President (since 2006), Vice President (2004-2006), MassMutual Premier Funds (open-end investment company); Trustee, Vice Chairman and Vice President (since 2006), MML Series Investment Fund II (open-end investment company).

Robert E. Joyal[4]	Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 62
Trustee since 2003
Trustee of 57 portfolios in fund complex[5]

Retired; President (2001-2003), Managing Director (2000-2001) and Executive Director (1999-2000), David L. Babson & Company Inc.; Trustee (since 2003), President (1999-2003), MassMutual Corporate Investors (closed-end investment company); Director (since 2003), Pemco Aviation Group, Inc.; Trustee (since 2003), President (1999-2003), MassMutual Participation Investors (closed-end investment company); Vice Chairman (since 2005), Trustee (since 2003), MML Series Investment Fund (open-end investment company); Director (since 2005), York Enhanced Strategies Fund (closed-end investment company); Director (since 2006), Jefferies Group, Inc. (investment bank).

(3)	Mr. Castellani is an Interested Person through his employment with MassMutual.
(4)	Mr. Joyal is an Interested Person through his position as a director of Jefferies Group, Inc., a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MassMutual or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MassMutual has brokerage placement discretion.
(5)	MassMutual Participation Investors and MassMutual Corporate Investors are deemed to be a part of the Fund Complex because they are managed by Babson Capital Management LLC, an indirect subsidiary of MassMutual.

Principal Officers

Philip S. Wellman 1295 State Street Springfield, MA 01111 Age: 43 Officer since 2007 Officer of 85 portfolios in fund complex	Vice President and Chief Compliance Officer of the Trust

Vice President, Compliance (since 2007), Assistant Vice President and Associate General Counsel (2006-2007), MassMutual; Director, Office of General Counsel (2005-2006), Merrill Lynch, Pierce, Fenner & Smith Incorporated; Senior Vice President and Assistant General Counsel (2000-2006), Advest, Inc.; Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company).

Nicholas H. Palmerino 1295 State Street Springfield, MA 01111 Age: 42 Officer since 2006 Officer of 85 portfolios in fund complex	Chief Financial Officer and Treasurer of the Trust

Assistant Vice President (since 2006), MassMutual; Vice President (2006), Consultant (2005-2006), JP Morgan Chase Worldwide Securities Services; Senior Vice President (2003-2004), CDC IXIS Asset Management Services, Inc. and CDC IXIS Asset Management Advisers, L.P.; Vice President (1996-2003), Loomis Sayles & Company, L.P.; Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MassMutual Premier Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund II (open-end investment company).

Eric H. Wietsma 1295 State Street Springfield, MA 01111 Age: 41 Officer since 2006 Officer of 85 portfolios in fund complex	Vice President of the Trust

Vice President (since 2005), MassMutual; Vice President (1999-2005), Hartford Life Insurance Company; Vice President (since 2006), MML Series Investment Fund (open-end investment company); Vice President (since 2006), MassMutual Premier Funds (open-end investment company); Vice President (since 2006), MML Series Investment Fund II (open-end investment company).

Kristin L. Fafard 1295 State Street Springfield, MA 01111 Age: 41 Officer since 2005 Officer of 85 portfolios in fund complex	Vice President of the Trust

Assistant Vice President (since 2005), Managing Director (2003-2005), MassMutual; Assistant Vice President (2000-2003), Allmerica Asset Management; Vice President (since 2005), MassMutual Premier Funds

(open-end investment company); Vice President (since 2005), MML Series Investment Fund (open-end investment company); Vice President (since 2005), MML Series Investment Fund II (open-end investment company).

John E. Deitelbaum 1295 State Street Springfield, MA 01111 Age: 39 Officer since 2006 Officer of 85 portfolios in fund complex	Vice President, Secretary and Chief Legal Officer of the Trust

Vice President and Associate General Counsel (since 2006), Second Vice President and Associate General Counsel (2000-2006), MassMutual; Vice President, Clerk and Chief Legal Officer (since 2006), MassMutual Premier Funds (open-end investment company); Vice President, Secretary and Chief Legal Officer (since 2006), MML Series Investment Fund (open-end investment company); Vice President, Clerk and Chief Legal Officer (since 2006), MML Series Investment Fund II (open-end investment company).

The table below sets forth information regarding the Trustees’ beneficial ownership of Fund shares, based on the value of such shares as of December 31, 2006.

Name of Trustee	The Dollar Range of Equity Securities Beneficially Owned in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Disinterested Trustees
Richard H. Ayers	None	None
Allan W. Blair	None	$50,001-$100,000
Mary E. Boland	None	None
Richard W. Greene	None	None
R. Alan Hunter, Jr.	None	None
F. William Marshall, Jr.	None	None
Interested Trustees
Frederick C. Castellani	None	None
Robert E. Joyal	None	None

As of December 31, 2006, the Trustees and officers of the Trust, individually and as a group, beneficially owned less than 1% of the outstanding shares of any of the Funds.

Except as noted below, to the knowledge of the Trust, as of December 31, 2006, the Disinterested Trustees and their immediate family members did not own beneficially or of record securities of an investment adviser or sponsoring insurance company of the Funds or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or sponsoring insurance company of the Funds.

As of December 31, 2006, R. Alan Hunter, Jr. owned 1,000 shares of common stock of Goldman Sachs, with a value of approximately $199,350. GSAM, an affiliate of Goldman Sachs, serves as sub-adviser to the Small Cap Core Equity Fund.

Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his successor or until he dies, resigns or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-two years, except that any Trustee who attains the age of seventy-two years during 2007 shall retire and cease to serve as a Trustee on or before December 31, 2009.

The Board of Trustees had four regularly scheduled meetings in 2006 and one special meeting.

The Trust has an Audit Committee, consisting of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust. The Audit Committee, whose members are Messrs. Ayers and Hunter and Ms. Boland, makes recommendations to the Trustees as to the engagement or discharge of the Trust’s independent auditors, supervises investigations into matters relating to audit functions, reviews with the Trust’s independent auditors the results of the audit engagement, and considers the audit fees. In 2006, the Audit Committee met three times.

The Trust has a Nominating Committee, consisting of each Trustee who is not an “interested person” of the Trust. There are no regular meetings of the Nominating Committee but rather meetings are held as appropriate. The Nominating Committee met once during 2006. The Nominating Committee evaluates the qualifications of Trustee candidates and nominates candidates to the full Board of Trustees. The Nominating Committee will consider nominees for the position of Trustee recommended by shareholders. Recommendations should be submitted to the Nominating Committee in care of the Secretary of the Trust at 1295 State Street, Springfield, MA 01111. The Nominating Committee also considers candidates from among the Trustees to serve as Chairperson of the Board of Trustees and periodically reviews the compensation of the Trust’s independent trustees.

The Nominating Committee will consider and evaluate nominee candidates properly submitted by shareholders of the Trust in the same manner as it considers and evaluates candidates recommended by other sources. A recommendation of a shareholder of the Trust must be submitted as described below to be considered properly submitted for purposes of the Nominating Committee’s consideration. The shareholders of the Trust must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust’s Nominating Committee, to the attention of the Secretary, at the address of the principal executive offices of the Trust, which is 1295 State Street, Springfield, MA 01111. The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Trust at least 60 calendar days before the date of the meeting at which the Nominating Committee is to select a nominee for Independent Trustee. The Shareholder Recommendation must include: (i) a statement in writing setting forth: (A) the name, age, date of birth, phone number, business address, residence address and nationality of the person recommended by the shareholder (the “Shareholder Candidate”); (B) the class or series and number of all shares of the Trust owned of record or beneficially by the Shareholder Candidate, as reported to such shareholder by the Shareholder Candidate; (C) any other information regarding the Shareholder Candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the SEC (or the corresponding provisions of any regulation or rule subsequently adopted by the SEC or any successor agency applicable to the Trust); (D) any other information regarding the Shareholder Candidate that would be required to be disclosed if the Shareholder Candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the Shareholder Candidate is or will be an “interested person” of the Trust (as defined in Section 2(a)(19) of the 1940 Act) and, if not an “interested person,” information regarding the Shareholder Candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the Shareholder Candidate to be named as a nominee, consenting to (1) the disclosure, as may be necessary or appropriate, of such Shareholder Candidate’s information submitted in accordance with (i) above and (2) service as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books, the number of all shares of each series of the Trust owned beneficially and of record by the recommending shareholder; (iv) a description of all arrangements or understandings between the recommending shareholder and the Shareholder Candidate and any other person or persons (including their names) pursuant to which the Shareholder

Recommendation is being made by the recommending shareholder; and (v) such other information as the Nominating Committee may require the Shareholder Candidate to furnish as it may reasonably require or deem necessary to determine the eligibility of such Shareholder Candidate to serve as a Trustee or to satisfy applicable law.

The Trust has a Contract Committee, consisting of each Trustee who is not an “interested person” of the Trust. The Contract Committee met twice during 2006. The Contract Committee performs the specific tasks assigned to independent trustees by the 1940 Act, including the periodic consideration of the Trust’s investment management agreements and sub-advisory agreements.

The Trust has a Governance Committee, whose members are Messrs. Blair, Castellani, Joyal and Marshall and Ms. Boland. The Governance Committee met twice during 2006. The Governance Committee oversees board governance issues including, but not limited to, the following: (i) to evaluate the board and committee structure and the performance of Trustees, (ii) to consider and address any conflicts and (iii) to consider the retirement policies of the Board.

The Trust has an Investment Pricing Committee, consisting of the Chairman, President, Treasurer, Assistant Treasurers, Vice Presidents (except for the CCO), Secretary and Assistant Secretaries of the Trust. The Investment Pricing Committee determines whether market quotations are readily available for securities held by each series of the Trust, determines the fair value of securities held by each series of the Trust for which market quotations are not readily available, and determines the fair value of assets of each series of the Trust which are not held in the form of securities. There are no regular meetings of the Investment Pricing Committee but rather meetings are held as appropriate.

COMPENSATION

The Trust, on behalf of each Fund, pays each of its Trustees who is not an officer or employee of MassMutual a fee of $6,800 per quarter plus $3,600 per meeting attended in-person or $1,400 per meeting attended by telephone. Such Trustees who serve on the Audit Committee or the Contract Committee of the Trust are paid an additional fee of $1,400 per meeting attended. Such Trustees who serve on the Nominating Committee or the Governance Committee are paid an additional fee of $700 per meeting attended. The Chairperson of the Board of Trustees is paid an additional fee of $3,425 per quarter. The Chairperson of the Audit Committee is paid an additional fee of $1,400 annually. The Chairpersons of each of the Contract Committee, the Nominating Committee and the Governance Committee are paid an additional fee of $700 annually. In addition, the Trust reimburses out-of-pocket business travel expenses to such Trustees. Trustees who are officers or employees of MassMutual receive no fees from the Trust.

Effective as of May 9, 2007, the quarterly fee and in-person meeting fee were changed to $8,200 and $4,300, respectively.

Also effective as of May 9, 2007, the additional quarterly fee paid to the Chairperson of the Board of Trustees was changed to $4,125.

In addition, retroactive to January 1, 2006, the Chairperson of the Board of Trustees is paid an additional 50% meeting fee for each non-telephonic Board meeting attended by him or her.

The following table discloses actual compensation paid to Trustees of the Trust during the 2006 fiscal year. The Trust has no pension or retirement plan, but does have a deferred compensation plan. The plan provides for amounts deferred to be credited a rate of interest set by the Board of Trustees from time to time, currently eight percent (8%). Each of the Trustees also serves as Trustee of one other registered investment company managed by MassMutual, MML Series Investment Fund.

Name/Position	Aggregate Compensation from the Trust	Deferred Compensation and Interest accrued as part of Fund Expenses	Total Compensation from the Trust and Fund Complex
Richard H. Ayers	$—	$50,106	$72,249
Trustee
Allan W. Blair	$42,700	—	$61,500
Trustee
Mary E. Boland	—	$62,952	$97,646
Trustee
Richard W. Greene	$53,075	—	$76,750
Trustee
R. Alan Hunter, Jr.	$—	$51,801	$77,027
Trustee
Robert E. Joyal	—	$48,380	$72,613
Trustee
F. William Marshall, Jr.	$43,400	—	$205,500
Trustee

Mr. Castellani did not receive compensation.

The Trust’s shareholders have the right, upon the declaration in writing or vote of at least two-thirds of the votes represented by its outstanding shares, to remove a Trustee. The Trustees shall call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of shares representing at least 10% of all of the votes represented by all outstanding shares of the Trust. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1% of the Trust’s outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures for a request for a meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and accompanied by the form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books of the Trust, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

After opportunity for hearing regarding the objections specified in the written statement so filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections, or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any such objections or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

On any matters submitted to a vote of shareholders, all shares of the Trust then entitled to vote shall be voted in the aggregate as a single class without regard to series or class, except that: (i) when required by the 1940 Act or when the Trustees shall have determined that the matter affects one or more of the series or classes materially differently, shares will be voted by individual series or class; and (ii) when the Trustees have determined that any matter affects only the interests of one or more series or classes, then only shareholders of such series or class shall be entitled to vote thereon. Shareholder inquiries should be directed to MassMutual Select Funds, Attn: B379, 1295 State Street, Springfield, Massachusetts 01111.

INVESTMENT ADVISER AND SUB-ADVISERS

Investment Adviser

MassMutual serves as investment adviser to each Fund pursuant to Investment Management Agreements with the Trust on behalf of the Diversified Growth Fund and the Destination Retirement 2050 Fund dated as of December 17, 2007 (collectively the “Advisory Agreements”). Under each Advisory Agreement, MassMutual is obligated to provide for the management of each Fund’s portfolio of securities, subject to policies established by the Trustees of the Trust and in accordance with each Fund’s investment objective, policies and restrictions as set forth herein and in the Prospectus, and has the right to select sub-advisers to the Funds pursuant to investment sub-advisory agreements (the “Sub-Advisory Agreements”).

Each Advisory Agreement may be terminated at any time without the payment of any penalty by the Trustees, or by vote of a majority of the outstanding shares of the Fund, or by MassMutual, on sixty days’ written notice. In addition, each Advisory Agreement automatically terminates if it is assigned or if its continuance is not specifically approved at least annually (after its initial 2 year period): (1) by the affirmative vote of a majority of the Trustees or by the affirmative vote of a majority of the Fund’s shares, and (2) by an affirmative vote of a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust. Under the terms of each Advisory Agreement, each Fund recognizes MassMutual’s control of the name “MassMutual” and the Trust agrees that its right to use such name is nonexclusive and can be terminated by MassMutual at any time. MassMutual’s liability regarding its investment management obligations and duties is limited to situations involving its willful misfeasance, bad faith, gross negligence or reckless disregard of such obligations and duties.

MassMutual also serves as investment adviser to: MassMutual Select Strategic Bond Fund, MassMutual Select Strategic Balanced Fund, MassMutual Select Diversified Value Fund, MassMutual Select Fundamental Value Fund, MassMutual Select Value Equity Fund, MassMutual Select Large Cap Value Fund, MassMutual Select Indexed Equity Fund, MassMutual Select Core Opportunities Fund, MassMutual Select Blue Chip Growth Fund, MassMutual Select Large Cap Growth Fund, MassMutual Select Aggressive Growth Fund, MassMutual Select OTC 100 Fund, MassMutual Select Focused Value Fund, MassMutual Select Small Cap Value Equity Fund, MassMutual Select Small Company Value Fund, MassMutual Select Small Cap Core Equity Fund, MassMutual Select Mid-Cap Value Fund, MassMutual Select Mid Cap Growth Equity Fund, MassMutual Select Mid Cap Growth Equity II Fund, MassMutual Select Small Cap Growth Equity Fund, MassMutual Select Small Company Growth Fund, MassMutual Select Emerging Growth Fund, MassMutual Select Diversified International Fund, MassMutual Select Overseas Fund, MassMutual Select Destination Retirement Income Fund, MassMutual Select Destination Retirement 2010 Fund, MassMutual Select Destination Retirement 2020 Fund, MassMutual Select Destination Retirement 2030 Fund and MassMutual Select Destination Retirement 2040 Fund, which are other series of the Trust; MassMutual Premier Value Fund, MassMutual Premier Core Bond Fund, MassMutual Premier Small Company Opportunities Fund, MassMutual Premier Balanced Fund, MassMutual Premier Diversified Bond Fund, MassMutual Premier Short-Duration Bond Fund, MassMutual Premier Money Market Fund, MassMutual Premier Inflation-Protected Bond Fund, MassMutual Premier International Equity Fund, MassMutual Premier Core Growth Fund, MassMutual Premier Enhanced Index Core Equity Fund, MassMutual Premier Enhanced Index Growth Fund, MassMutual Premier Enhanced Index Value Fund, MassMutual Premier High Yield Fund, MassMutual Premier Small Capitalization Value Fund, MassMutual Premier Strategic Income Fund, MassMutual Premier Main Street Fund, MassMutual Premier Capital Appreciation Fund, MassMutual Premier Global Fund, MassMutual Premier Discovery Value Fund, MassMutual Premier Focused International Fund and MassMutual Premier Main Street Small Cap Fund, which are series of MassMutual Premier Funds, an open-end management investment company; MML Large Cap Value Fund, MML Equity Index Fund, MML Growth Equity Fund, MML OTC 100 Fund, MML Small Cap Growth Equity Fund, MML Emerging Growth Fund, MML Asset Allocation Fund, MML Blue Chip Growth Fund, MML Concentrated Growth Fund, MML Equity Income Fund, MML Foreign Fund, MML Global Fund, MML Growth & Income Fund, MML Income & Growth Fund, MML Large Cap Growth Fund, MML Mid Cap Growth Fund, MML Mid Cap Value Fund, MML Small Cap Index Fund, MML Small Cap Value Fund, MML Conservative Allocation Fund, MML Balanced Allocation Fund, MML Moderate Allocation Fund, MML Growth Allocation Fund and MML Aggressive Allocation Fund, which are series of MML Series Investment Fund, an open-end management investment company; MML Money Market Fund, MML Inflation-Protected Bond Fund, MML Managed Bond Fund, MML Blend Fund, MML Equity Fund, MML Enhanced Index Core Equity Fund, MML Small Cap Equity Fund and MML Small Company Opportunities Fund, which are series of MML Series Investment Fund II, an open-end management investment company; certain wholly owned subsidiaries of MassMutual; and various employee benefit plans and separate investment accounts in which employee benefit plans invest.

The Trust, on behalf of each Fund, pays MassMutual an investment advisory fee monthly, at an annual rate based upon the average daily net assets of that Fund as follows: .70% for the Diversified Growth Fund and .05% for the Destination Retirement 2050 Fund.

Investment Sub-Advisers

Legg Mason, T. Rowe Price and Wellington Management each act as sub-advisers for the Diversified Growth Fund. Legg Mason is a wholly-owned subsidiary of Legg Mason, Inc., a global asset management firm structured as a holding company. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.

Legg Mason also provides sub-advisory services for the MML Concentrated Growth Fund, a series of MML Series Investment Fund, a registered, open-end investment company for which MassMutual serves as investment adviser.

T. Rowe Price also provides sub-advisory services for the MassMutual Select Blue Chip Growth Fund, the MassMutual Select Mid Cap Growth Equity II Fund and the MassMutual Select Small Company Value Fund, which are also series of MassMutual Select Funds, and the MML Equity Income Fund, the MML Blue Chip Growth Fund and the MML Mid Cap Growth Fund, which are series of MML Series Investment Fund, a registered, open-end investment company for which MassMutual serves as investment adviser.

Wellington Management also provides sub-advisory services for the MassMutual Select Fundamental Value Fund and the MassMutual Select Small Cap Growth Equity Fund, which are also series of MassMutual Select Funds, and the MML Small Cap Growth Equity Fund, a series of MML Series Investment Fund, a registered, open-end investment company for which MassMutual serves as investment adviser.

ADMINISTRATOR AND SUB-ADMINISTRATOR

MassMutual has entered into an administrative services agreement (the “Administrative Services Agreement”) with the Trust, on behalf of each Fund, pursuant to which MassMutual is obligated to provide all necessary administrative and shareholder services and to bear some expenses of the Funds, such as federal and state registration fees. MassMutual may, at its expense, employ others to supply all or any part of the services to be provided to the Funds pursuant to the Administrative Services Agreement. The Trust, on behalf of each Fund, pays MassMutual an administrative services fee monthly at an annual rate based upon the average daily net assets of the applicable class of shares of the Funds which are .35% and ..21% for Class N shares; .30% and .16% for Class A shares; .15% and .06% for Class Y shares; .05% and .01% for Class S shares; and .30% and .16% for Class L shares of the Diversified Growth Fund and the Destination Retirement 2050 Fund, respectively. MassMutual has entered into a sub-administration agreement with State Street Bank and Trust Company (“State Street”). As sub-administrator, State Street generally assists in all aspects of fund administration and is compensated by MassMutual for providing administrative services to the Funds.

THE DISTRIBUTOR

The Funds’ shares are continuously distributed by MML Distributors, LLC (the “Distributor”), located at 1295 State Street, Springfield, Massachusetts 01111-0001, pursuant to a Principal Underwriter Agreement with the Trust dated as of February 6, 2006, as amended (the “Distribution Agreement”). The Distributor pays commissions to its selling dealers as well as the costs of printing and mailing Prospectuses to potential investors and of any advertising incurred by it in connection with distribution of shares of the Funds. The Distributor is a wholly-owned subsidiary of MassMutual.

The Distribution Agreement will continue in effect for an initial two-year period, and thereafter for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees or by a vote of a majority of the shares of the Trust; and (ii) by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any such person, cast in person at a meeting called for the purpose of voting on such approval.

The Distributor has also entered into a Sub-Distributor’s Agreement with OppenheimerFunds Distributor, Inc. (the “Sub-Distributor”) dated as of February 7, 2003. The Sub-Distributor is an affiliate of the Distributor and an indirect majority-owned subsidiary of MassMutual.

MassMutual may make payments, out of its own assets, to securities dealers and other firms that enter into agreements providing the Distributor with access to representatives of those firms for the sale of shares of the Funds or with other marketing or administrative services with respect to the Funds. These payments may be a specific dollar amount, may be based on the number of customer accounts maintained by a firm, or may be based on a percentage of the value of shares of the Funds sold to, or held by, customers of the firm.

CLASS A AND CLASS N DISTRIBUTION AND SERVICE PLANS

The Trust has adopted, with respect to the Class A and Class N shares of each Fund, a Distribution and Service Plan and Agreement (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. The Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plans, by vote cast in person at a meeting called for the purpose of voting on the Plans, approved the Class A and Class N Plans for the Funds on November 6, 2007. Under the terms of each of the Class A Plans, the Trust is permitted to compensate, out of the assets attributable to the Class A shares of a Fund, in an amount up to .25%, in the aggregate, on an annual basis of the average daily net assets attributable to that Class, (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Class A shares of a Fund (“Distribution Fee”) and (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services (the “Servicing Fee”) to Class A shareholders. Under the terms of each of the Class N Plans, the Trust is permitted to compensate, out of the assets attributable to the Class N shares of a Fund, (i) a Distribution Fee in an amount up to .25%, in the aggregate, on an annual basis of the average daily net assets attributable to that Class and (ii) a Servicing Fee in an amount up to .25%, in the aggregate, on an annual basis of the average daily net assets attributable to that Class. The Distribution Fee may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class A or Class N shares of the Fund, respectively, including, but not limited to, compensation to, and expenses (including overhead and telephone expenses) of, financial consultants or other employees of the Distributor or of participating or introducing brokers who engage in the distribution of Class A or Class N shares, preparing, printing and delivering prospectuses and reports for other than existing Class A or Class N shareholders, providing facilities to answer questions from other than existing Class A or Class N shareholders, advertising and preparation, printing and distribution of sales literature, receiving and answering correspondence, including requests for prospectuses and statements of additional information, and complying with Federal and state securities laws pertaining to the sale of Class A or Class N shares. The Servicing Fee may be spent by MassMutual on personal services rendered to Class A or Class N shareholders of a Fund and/or maintenance of Class A or Class N shareholder accounts. MassMutual’s Servicing Fee expenditures may include, but shall not be limited to, compensation to, and expenses (including telephone and overhead expenses) of agents or employees of MassMutual or the Distributor, pension consultants or participating or introducing brokers and other financial intermediaries who assist investors in completing account forms and selecting dividend and other account options; who aid in the processing of redemption requests for Class A or Class N shares or the processing of dividend payments with respect to Class A or Class N shares; who prepare, print and deliver prospectuses and shareholder reports to Class A or Class N shareholders; who oversee compliance with federal and state laws pertaining to the sale of Class A or Class N shares; who provide information periodically to Class A or Class N shareholders showing their position in Class A or Class N shares; who issue account statements to Class A or Class N shareholders; who furnish shareholder sub-accounting; who forward communications from a Fund to Class A or Class N shareholders; who render advice regarding particular shareholder account options offered by a Fund in light of shareholder needs; who provide and maintain elective shareholder services; who provide and maintain pre-authorized investment plans for Class A or Class N shareholders; who respond to inquiries from Class A or Class N shareholders relating to such services; and/or who provide such similar services as permitted under applicable statutes, rules or regulations.

Each Plan provides that it may not be amended to materially increase the costs which Class A or Class N shareholders may bear under the Plan without the approval of a majority of the outstanding Class A or Class N shares of the Fund.

Each Plan provides that it may not take effect until approved by vote of a majority of both (i) the Trustees of the Trust and (ii) the Trustees of the Trust who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or any agreements related to it. Each Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by (i) the Trustees of the Trust and (ii) the Trustees of the Trust who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or any agreements related to it. Each Plan provides that MassMutual shall provide to the Trustees, and the Board shall review at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

CUSTODIAN, DIVIDEND DISBURSING AGENT AND TRANSFER AGENT

State Street, located at 200 Clarendon Street, Boston, Massachusetts 02116, is the custodian of the Funds’ investments (the “Custodian”) and is the Funds’ transfer agent and dividend disbursing agent (the “Transfer Agent”). As custodian, State Street has custody of the Funds’ securities and maintains certain financial and accounting books and records. The Custodian and the Transfer Agent do not assist in, and are not responsible for, the investment decisions and policies of the Funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, located at 200 Berkeley Street, Boston, Massachusetts 02116, is the Trust’s independent registered public accounting firm.

CODES OF ETHICS

The Trust, MassMutual, the Distributor, Legg Mason, T. Rowe Price and Wellington Management have each adopted a code of ethics (the “Codes of Ethics”) pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940. The Codes of Ethics permit Fund personnel to invest in securities, including securities that may be purchased or held by a Fund, for their own accounts, but require compliance with various pre-clearance requirements (with certain exceptions). The Codes of Ethics are on public file with, and are available from, the SEC.

PORTFOLIO TRANSACTIONS AND BROKERAGE

For the Destination Retirement 2050 Fund, all orders for the purchase or sale of portfolio securities (normally, shares of Underlying Funds) are placed on behalf of the Destination Retirement 2050 Fund by MassMutual, pursuant to authority contained in the Destination Retirement 2050 Fund’s management contract. The Destination Retirement 2050 Fund will not incur any commissions or sales charges when it invests in Underlying Funds, but it may incur such costs if it invests directly in other types of securities.

Purchases and sales of securities on a securities exchange are effected by brokers, and each Fund which purchases or sells securities on a securities exchange pays a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the over-the-counter markets, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. Each Fund’s investment adviser or sub-adviser attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on the basis of their professional capability, the value and quality of their brokerage services, including anonymity and trade confidentiality, and the level of their brokerage commissions.

Under each Management or Sub-Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the investment adviser or sub-adviser may cause a Fund to pay a broker-dealer that provides brokerage and research services to the Fund’s investment adviser or sub-adviser an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the investment adviser or sub-adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the investment adviser’s or sub-adviser’s overall responsibilities to the Trust and to its other clients. The term “brokerage and research services” includes: providing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Research provided by brokers is used for the benefit of all of the investment adviser’s or sub-adviser’s clients and not solely or necessarily for the benefit of the Trust. The investment advisers or sub-advisers attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the investment advisers or sub-advisers as a consideration in the selection of brokers to execute portfolio transactions.

The investment advisory fee that the Trust pays on behalf of each Fund to MassMutual will not be reduced as a consequence of an investment adviser’s or sub-adviser’s receipt of brokerage and research services. To the extent the Trust’s portfolio transactions are used to obtain such services, the brokerage commissions paid by the Trust will exceed those that might otherwise be paid, by an amount which cannot now be determined, provided that the investment adviser or sub-adviser determines in good faith that such excess amounts are reasonable in relation to the services provided. Such services would be useful and of value to an investment adviser or sub-adviser in serving both the Trust and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to an investment adviser or sub-adviser in carrying out its obligations to the Trust.

Subject to the overriding objective of obtaining the best execution of orders, the Funds may use broker-dealer affiliates of their respective investment advisers or sub-advisers to effect portfolio brokerage transactions under procedures adopted by the Trustees. Pursuant to these procedures, the commission rates and other remuneration paid to the affiliated broker-dealer must be fair and reasonable in comparison to those of other broker-dealers for comparable transactions involving similar securities being purchased or sold during a comparable time period. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker.

The Funds may allocate brokerage transactions to broker-dealers (including affiliates of their respective investment advisers or sub-advisers) who have entered into arrangements with the Trust under which the broker-dealer allocates a portion of the commissions paid back to the Fund. The transaction quality must, however, be comparable to that of other qualified broker-dealers.

SHAREHOLDER INVESTMENT ACCOUNT

A Shareholder Investment Account is established for each investor in the Funds. Each account contains a record of the shares of each Fund maintained by the Transfer Agent. No share certificate will be issued. Whenever a transaction takes place in the Shareholder Investment Account, the investor will be mailed a statement showing the transaction and the status of the account.

DESCRIPTION OF SHARES

The Trust is a series company. The Trust may issue an unlimited number of shares of multiple classes, in one or more series as the Trustees may authorize, with or without par value as the Trustees may prescribe. Each share of a particular class of a series represents an equal proportionate interest in that series with each other share of the same class, none having priority or preference over another. Each series is preferred over all other series in respect of the assets allocated to that series. Each share of a particular class of a series is entitled to a pro rata share of any distributions declared in respect of that class and, in the event of liquidation, a pro rata share of the net assets of that class remaining after satisfaction of outstanding liabilities. When issued, shares are fully paid and nonassessable and have no preemptive or subscription rights. Under the Trust’s Declaration of Trust, the Board of Trustees is authorized to create new series and classes without shareholder approval. To date shares of thirty-four separate series have been authorized, all of which constitute the interests in the Funds described in the Prospectus. Shares of each Fund entitle their holder to one vote for each dollar (or proportionate fractional vote for each fraction of a dollar) of net asset value per share of each Fund or class for each share held as to any matter on which such shareholders are entitled to vote.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust’s Declaration of Trust disclaims liability of the shareholders, Trustees, or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Trust’s Declaration of Trust provides for indemnification out of the Trust property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Trust itself is unable to meet its obligations.

REDEMPTION OF SHARES

With respect to each Fund, the Trustees may suspend the right of redemption, postpone the date of payment or suspend the determination of net asset value (a) for any period during which the New York Stock Exchange

(“NYSE”) is closed (other than for customary weekend and holiday closing), (b) for any period during which trading in the markets the Fund normally uses is restricted, (c) when an emergency exists as determined by the SEC so that disposal of the Fund’s investments or a determination of its net asset value is not reasonably practicable, or (d) for such other periods as the SEC by order may permit for the protection of the Trust’s shareholders. While the Trust’s Declaration of Trust would permit it to redeem shares in cash or other assets of the Fund or both, the Trust has filed an irrevocable election with the SEC to pay in cash all requests for redemption received from any shareholder if the aggregate amount of such requests in any 90-day period does not exceed the lesser of $250,000 or 1% of a Fund’s net assets.

VALUATION OF PORTFOLIO SECURITIES

The net asset value per share of each Fund is determined by the Custodian at the market close (usually 4:00 p.m. Eastern Time), on each day the NYSE is open for trading and the Custodian is open for business. The NYSE currently is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on occasion is closed early or entirely due to weather or other conditions.

Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which provides the last reported sale price for securities listed on a national securities exchange or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Money market obligations with a remaining maturity of sixty days or less are valued at amortized cost unless such value does not represent fair value. All other securities and other assets, including futures, options, swaps and debt securities for which the prices supplied by a pricing agent are deemed by MassMutual not to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including some restricted securities and securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by the Trustees. Securities are typically valued on the basis of valuations furnished by a primary pricing service or, if no such valuation is available, from a secondary pricing service. However, valuation methods approved by the Board of Trustees which are intended to reflect fair value may be used when pricing service information is not readily available or when a security’s value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, the Fund’s value for a security is likely to be different from the last quoted market price or pricing service information. Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

Portfolio securities traded on more than one U.S. national securities exchange or foreign securities exchange are valued at the last price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies will be converted into U.S. dollars at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Trustees.

Foreign Securities: Because of time zone differences, foreign exchanges and securities markets will usually be closed before the closing of the NYSE. Therefore, the Trust will determine the value of foreign securities as of the closing of those exchanges and securities markets. Events affecting the values of foreign securities, however, may occasionally occur between the closings of such exchanges and securities markets and the time a Fund determines its net asset value. If an event occurs that a Fund determines materially affects the value of foreign securities during this period, then the Trust will value such securities at fair value as determined in good faith in accordance with procedures adopted by the Trustees. In addition, the Funds may hold portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Funds do not accept orders or price their shares. As a result, the value of any such securities held by a Fund may change on days when you will not be able to purchase or redeem that Fund’s shares.

The prices of foreign securities are quoted in foreign currencies. The Trust converts the values of foreign currencies into U.S. dollars at the rate of exchange prevailing at the time it determines net asset value. Changes in the exchange rate, therefore, if applicable, will affect the net asset value of shares of a Fund even when there has been no change in the values of the foreign securities measured in terms of the currency in which they are denominated.

The proceeds received by each Fund for each issue or sale of its shares, all net investment income, and realized and unrealized gain will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Expenses with respect to any two or more Funds are to be allocated in proportion to the net asset values of the respective Funds except where allocations of direct expenses can otherwise be fairly made. Each class of shares of a Fund will be charged with liabilities directly attributable to such class, and other Fund expenses are to be allocated in proportion to the net asset values of the respective classes.

TAXATION

Each Fund intends to qualify each year and elect to be taxed as a regulated investment company under Subchapter M of the Code. In order to qualify as a “regulated investment company,” a Fund must, among other things: (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below); (b) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and (c) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in (x) the securities of any one issuer or two or more issuers which the Fund controls and that are engaged in the same, similar or related trades or businesses (other than U.S. Government securities), or (y) in the securities of one or more qualified publicly traded partnerships (as defined below). If a Fund fails to qualify as a regulated investment company, it will be treated as an ordinary corporation for Federal income tax purposes.

In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof; and (y) that derives at least 90% of its income from passive income sources defined in Code Section 7704(d); and (z) that derives less than 90% of its income from the qualifying income described in (a)(i) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

In addition, for purposes of meeting the diversification requirement described in (c) above, in the case of a Fund’s investment in loan participations, each Fund shall treat both the financial intermediary and the issuer of the underlying loan participation as an issuer. Finally, for purposes of (c) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If a Fund qualifies as a regulated investment company that is accorded special tax treatment, that Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends (including capital gain dividends). As a series of a Massachusetts business trust, a Fund under present law will not be subject to any excise or income taxes imposed by Massachusetts.

If a Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, that Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders. In addition, that Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and may distribute its net capital gain. Investment company taxable income (which is retained by the Fund) will be subject to tax at regular corporate rates. Each Fund may also retain for investment its net capital gain. If a Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, to elect to treat all or part of any net capital loss, any net long-term capital loss, or any net foreign currency loss incurred after October 31 as if it had been incurred in the next year.

A nondeductible excise tax at the rate of 4% will be imposed on the excess, if any, of each Fund’s “required distribution” over its actual distributions in any calendar year. Generally, the “required distribution” is 98% of the Fund’s ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 (or later, if the Fund is permitted to elect and so elects) plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by a Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.

Each Fund distributes its net investment income and capital gains to shareholders as dividends annually to the extent required to qualify as a regulated investment company under the Code and generally to avoid federal income or excise tax. Under current law, a Fund may treat the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the undistributed investment company taxable income and net capital gain of the Fund as a distribution of investment company taxable income and net capital gain on the Fund’s tax return. This practice, which involves the use of equalization accounting, will have the effect of reducing the amount of income and gains that the Fund is required to distribute as dividends to shareholders in order for the Fund to avoid federal income tax and excise tax. This practice may also reduce the amount of distributions required to be made to non-redeeming shareholders and the amount of any undistributed income will be reflected in the value of the shares of the Fund; the total return on a shareholder’s investment will not be reduced as a result of the distribution policy. Investors who purchase shares shortly before the record date of a distribution will pay the full price for the shares and then receive some portion of the price back as a taxable distribution.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through a dividend reinvestment plan. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder.

Dividends and distributions on a Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses.

Except in the case of certain shareholders eligible for preferential tax treatment, e.g., qualified retirement or pension trusts, shareholders of each Fund will be subject to federal income taxes on distributions made by the Fund whether received in cash or additional shares of the Fund. Distributions by each Fund of investment income generally will be taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than by how long a shareholder has owned his or her shares. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. Properly designated distributions of long-term capital gains, if any, will be taxable to shareholders as long-term capital gains. Long-term capital gains applicable to individuals have temporarily been reduced—in general, to 15% with lower rates applying to taxpayers in the 10% and 15% brackets—for taxable years beginning before January 1, 2011. For taxable years beginning before January 1, 2011, distributions of investment income designated by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gains, provided holding period and other requirements are met at both the shareholder and Fund level.

In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income,” the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income designated by each Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. If the aggregate dividends received by a Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly designated as Capital Gain Dividends) will be eligible to be treated as qualified dividend income.

Dividends of net investment income received by corporate shareholders of each Fund will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a qualifying dividend (1) if the stock on which the dividend is paid is considered to be “debt-financed” (generally, acquired with borrowed funds), (2) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (3) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Fund or (2) by application of the Code.

A portion of the interest paid or accrued on certain high yield discount obligations owned by a Fund may not (and interest paid on debt obligations, if any, that are considered for tax purposes to be payable in the equity of the issuer or a related party will not) be deductible to the issuer. This may affect the cash flow of the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends received deduction to the extent of the deemed dividend portion of such accrued interest.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by a Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in taxable income (and required to be distributed) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though a Fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by the Fund may be treated as having acquisition discount, or OID in the case of certain types of debt obligations. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income.

A Fund that invests in certain debt instruments may required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Fund when, and if, it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number (TIN), who has under-reported dividends or interest income, or who fails to certify to the Fund that he or she is a United States person and is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010.

Dividends and distributions on Fund shares received shortly after their purchase, although in effect a return of capital, are subject to federal income taxes. Investment income and gains received by a Fund from sources outside the United States might be subject to foreign taxes which are withheld at the source. The effective rate of these foreign taxes cannot be determined in advance because it depends on the specific countries in which its assets will be invested, the amount of the assets invested in each such country and the possible applicability of treaty relief. A Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Sales, redemptions and exchanges of each Fund’s shares are taxable events and, accordingly, shareholders subject to federal income taxes may realize gains and losses on these transactions. If shares have been held for more than one year, gain or loss realized will be long-term capital gain or loss, provided the shareholder holds the shares as a capital asset. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, a loss on the sale of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividend paid to the shareholder with respect to such shares. Furthermore, no loss will be allowed on the sale of Fund shares to the extent the shareholder acquired identical shares of the same Fund within 30 days prior to the sale of the loss shares or 30 days after such sale. In such case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss. The state and local tax effects of distributions received from a Fund, and any special tax considerations associated with foreign investments of the Fund, should be examined by investors with regard to their own tax situation. Under Treasury regulations, if a shareholder recognizes a loss [with respect to Common Shares] of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

If a Fund makes a distribution to you in excess of its current and accumulated “earning and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of your tax basis in your shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces your tax basis in your shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by you of your shares.

Dividends and distributions on a Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed a Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed.

If a Fund engages in hedging transactions, including hedging transactions in options, futures contracts, forward contracts, swap agreements, foreign currencies, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to- market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund and will make appropriate entries in its books and records in order to mitigate the effect of these rules.

A Fund’s transactions in foreign currency-denominated debt instruments and its hedging activities will likely produce a difference between its book income and its taxable income. If a Fund’s book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Investment by a Fund in “passive foreign investment companies” could subject the Fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a “qualified electing Fund.”

A “passive foreign investment company” is any foreign corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gain over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Under federal income tax law, a portion of the difference between the purchase price of securities purchased at a discount in which a Fund has invested and their face value (“original issue discount”) is considered to be income to the Fund each year even though the Fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will make up a part of the net investment income of the Fund which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid federal income tax at the level of the Fund.

Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of and investment on their particular tax situation.

For taxable years beginning before January 1, 2008, a Fund will not be required to withhold any amounts with respect to distributions of net short-term capital gains in excess of net long-term capital losses that the Fund properly designates nor with respect to distributions of U.S. source interest income that would not be subject to U.S. federal income tax if earned directly by a foreign person. In addition, distributions that are attributable to gain from U.S. real property interests (including interests in REITs that are not “domestically controlled” and U.S. real property holding companies) will be subject to withholding of U.S. federal income tax when paid to a foreign shareholder and will give rise to an obligation on the part of the foreign shareholder to file a U.S. tax return. Gain from the sale of shares of a REIT or RIC that is domestically controlled (generally, a REIT or RIC that is less than 50% owned by foreign persons) or from interests representing 5% or less of a publicly-traded class of shares, however, will not be considered gain from a U.S. real property interest. These provisions first applied to a Fund in its taxable year beginning November 1, 2005.

The foregoing discussion of the U.S. federal income tax consequences of investment in the Funds is a general and abbreviated summary based on the applicable provisions of the Code, U.S. Treasury regulations, and other applicable authority currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative action, possibly with retroactive effect. This discussion of the federal income tax treatment of the Funds and their shareholders does not describe in any respect the tax treatment of any particular arrangement, e.g., tax-exempt trusts or insurance products, pursuant to which or by which investments in the Funds may be made. Shareholders should consult their tax advisers as to their own tax situation, including possible foreign, state and local taxes.

EXPERTS

Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110 serves as counsel to the Trust.

GLOSSARY

Currency Transactions:    include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap.

Duration:    indicates how interest rate changes will affect a debt instrument’s price. As a measure of a fixed-income security’s cash flow, duration is an alternative to the concept of “term to maturity” in assessing the price volatility associated with changes in interest rates. Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a bond with a duration of two years would be expected to decline 2% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 2% if interest rates fell 1%. The market price of a bond with a duration of four years would be expected to increase or decline twice as much as the market price of a bond with a two-year duration. Duration measures a security’s maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security’s cash flow over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Incorporating a security’s yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a bond’s cash flows, where the present values of the cash flows serve as weights. Determining duration may involve a Fund’s investment adviser’s or sub-adviser’s estimates of future economic parameters, which may vary from actual future values.

NRSRO:    means a nationally recognized statistical rating organization. For a description of the ratings of three NRSROs, Standard & Poor’s Ratings Group (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) and Fitch Ratings (“Fitch”), see the Appendix to the SAI. For example, the four investment grade ratings in descending order for debt securities as rated by Moody’s are Aaa, Aa, A and Baa- including Baa3. The four investment grade ratings for debt securities as rated by S&P are AAA, AA, A and BBB- including BBB-. For commercial paper, Moody’s two highest ratings are P-1 and P-2 and S&P’s two highest ratings are A-1 and A-2.

U.S. Government Securities:    include obligations issued, sponsored, assumed and guaranteed as to principal and interest by the Government of the United States, its agencies and instrumentalities, and securities backed by such obligations, including FHA/VA guaranteed mortgages.

The name MassMutual Select Funds is the designation of the Trustees under a Declaration of Trust dated May 28, 1993, as amended from time to time. The obligations of such Trust are not personally binding upon, nor shall resort be had to the property of any of the Trustees, shareholders, officers, employees or agents of such Trust, but only the property of the relevant Fund shall be bound.

APPENDIX A—DESCRIPTION OF SECURITIES RATINGS

Although the ratings of fixed-income securities by S&P, Moody’s and Fitch are a generally accepted measurement of credit risk, they are subject to certain limitations. For example, ratings are based primarily upon historical events and do not necessarily reflect the future. Furthermore, there is a period of time between the issuance of a rating and the update of the rating, during which time a published rating may be inaccurate.

The descriptions of the S&P, Moody’s and Fitch’s commercial paper and bond ratings are set forth below.

Commercial Paper Ratings:

S&P commercial paper ratings are graded into four categories, ranging from A for the highest quality obligations to D for the lowest. Issues assigned the highest rating of A are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety. The A-1 and A-2 categories are described as follows:

A-1	This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be noted with a plus (+) sign designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Moody’s employs three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers. The two highest designations are as follows:

Issuers (or supporting institutions) rated Prime-1 (or P-1) have a superior ability for repayment of senior short-term debt obligations. Prime-1 (or P-1) repayment ability will normally be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers (or supporting institutions) rated Prime-2 (or P-2) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Fitch’s Short-Term Credit Ratings are graded into six categories, ranging from ‘F-1’ for the highest quality obligations to ‘D’ for the lowest. The F-1 and F-2 categories are described as follows:

“F-1”: Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F-2”: A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

Bond Ratings:

S&P describes its four highest ratings for corporate debt as follows:

AAA Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas such debt normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody’s describes its four highest corporate bond ratings as follows:

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they compose what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and may be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Fitch describes its four highest long-term credit ratings as follows:

AAA—“AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—“AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—“A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB—“BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

A “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” category or to categories below “CCC”.

S&P describes its below investment grade ratings for corporate debt as follows:

BB, B, CCC, CC, C—Debt rated “BB”, “B”, “CCC”, “CC” and “C” is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation, “BB” indicates the lowest degree of speculation and “C” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB—Debt rated “BB” has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB–” rating.

B—Debt rated “B” has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB–” rating.

CCC—Debt rated “CCC” has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B–” rating.

CC—The rating “CC” is typically applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” rating.

C—The rating “C” is typically applied to debt subordinated to senior debt which is assigned an actual or implied “CCC–” debt rating. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

D—Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody’s describes its below investment grade corporate bond ratings as follows:

Ba—Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca—Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C—Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch describes its below investment grade long-term credit ratings as follows:

BB—“BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B—“B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C—Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

DDD, DD, D—The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%-90% and “D” the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect of repaying all obligations.

APPENDIX B—PROXY VOTING POLICIES

The following represents the proxy voting policies (the “Policies”) of the MassMutual Select Funds (the “Fund”) with respect to the voting of proxies on behalf of each series of the Fund (the “Series”). It is the general policy of the Fund, and Massachusetts Mutual Life Insurance Company (“MassMutual”) as investment manager to the Series, to delegate (with the exception of any “Funds of Funds”) voting responsibilities and duties with respect to all proxies to the investment sub-advisers (the “Sub-Advisers”) of the Series.

I.    GENERAL PRINCIPLES

In voting proxies, the Sub-Advisers shall be guided by general fiduciary principles and their respective written proxy voting policies. The Sub-Advisers shall act prudently and solely in the best interest of the beneficial owners of the accounts they respectively manage, and for the exclusive purpose of providing benefit to such persons.

II.    SUB-ADVISERS

1.  The Sub-Advisers shall each have the duty to provide a copy of their written proxy voting policies to MassMutual and the Fund annually. The Sub-Advisers’ written proxy voting policies shall maintain procedures that address potential conflicts of interest.

2.  The Sub-Advisers shall each maintain a record of all proxy votes exercised on behalf of each series of the Funds for which they act as investment sub-adviser and shall furnish such records to MassMutual and the Fund annually.

3.  The Sub-Advisers shall report proxy votes that deviated from their normal proxy voting policies and any exceptions to their proxy voting policies to MassMutual quarterly.

4.  The Sub-Advisers shall provide the Fund and MassMutual with all such information and documents relating to the Sub-Adviser’s proxy voting in a timely manner, as shall be necessary for the Fund and MassMutual to comply with applicable laws and regulations.

III.    THE FUND AND MASSMUTUAL

1.  The Chief Compliance Officer of the Fund shall annually update the Trustees after a review of the Sub-Advisers’ proxy voting policies and actual voting records.

2.  The Trustees of the Fund shall not vote proxies on behalf of the Fund or the Series.

3.  MassMutual shall not vote proxies on behalf of the Fund or the Series, except that MassMutual shall vote proxies on behalf of any Funds of Funds for which it serves as investment adviser.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/retire and on the Securities and Exchange Commission’s website at http://www.sec.gov.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

Investment Adviser Policies and Procedures Manual

Proxy Voting Policies and Procedures

as Investment Adviser to the Fund of Fund Series of the MassMutual Select Funds,

MassMutual Premier Funds, MML Series Investment Fund and MML Series Investment Fund II

(August 31, 2007)

General Overview

Policy:

It is the policy of MassMutual to fulfill its responsibilities under Rule 206(4)-6 (the “Rule”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), with respect to its role as investment adviser to each series of the MassMutual Select Funds, MassMutual Premier Funds, MML Series Investment Fund and MML Series Investment Fund II (each, a “Trust”) operating as a “fund of funds” (each a “Fund” and, collectively, the “Funds”). MassMutual will vote proxies for the Funds in a manner intended to be in the best interest of the Funds and to minimize any material conflicts between the interests of MassMutual and the Funds.

Background:

MassMutual currently serves as investment adviser to each of the Funds. Each Fund currently invests in other series of the Trusts and may also invest in mutual funds advised by OppenheimerFunds Inc., a MassMutual affiliate.

MassMutual will vote proxies of the underlying funds held by the Funds in accordance with the following procedure.

Procedure:

1. When a Fund holds shares of an underlying fund advised by MassMutual, MassMutual will vote in favor of proposals recommended by the underlying fund’s Board of Trustees and by a majority of the Trustees of the underlying fund who are not interested persons of the underlying fund or of MassMutual. However, MassMutual may alternatively, in its discretion, (i) seek instruction from the Fund’s Board of Trustees (or any member or committee thereof (provided that such member, or each member of such committee, as the case may be, is not an interested person of the underlying fund or of MassMutual) delegated authority to provide such instructions to MassMutual) and vote in accordance with such instructions, or (ii) vote in accordance with the recommendation of an independent consultant retained by MassMutual to provide a recommendation, on the basis solely of the best interest of the Fund and its shareholders, as to the matter; provided, however, that prior to taking the action described in clause (ii) above, MassMutual shall first seek and obtain the prior approval of its Registered Investment Advisor Oversight Committee, or, if it is not possible to obtain a quorum of such committee, of two members of the Registered Investment Advisor Oversight Committee.

2. When a Fund holds shares of an underlying fund advised by a control affiliate of MassMutual, MassMutual will generally vote the shares held by the Fund in the same proportions (for, against, abstain) as the votes of all other shareholders (other than MassMutual or a control affiliate of MassMutual) of such underlying fund. However, MassMutual may alternatively, in its discretion, (i) seek instruction from the Fund’s Board of Trustees (or any member or committee thereof (provided that such member, or each member of such committee, as the case may be, is not an interested person of the underlying fund or of MassMutual) delegated authority to provide such instructions to MassMutual) and vote in accordance with such instructions, or (ii) vote in accordance with the recommendation of an independent consultant retained by MassMutual to provide a recommendation, on the basis solely of the best interest of the Fund and its shareholders, as to the matter; provided, however, that prior to taking the action described in clause (ii) above, MassMutual shall first seek and obtain the prior approval of its

Registered Investment Advisor Oversight Committee, or, if it is not possible to obtain a quorum of such committee, of two members of the Registered Investment Advisor Oversight Committee.

Operating Procedures

MassMutual shall exercise its proxy voting responsibility with respect to the Fund through MassMutual Retirement Services Investment Management (“RS Investment Management”).

All proxy statements and proxy cards received by a MassMutual employee relating to a Fund are to be immediately forwarded to RS Investment Management for logging and posting of votes.

RS Investment Management, acting through the head of Investment Services or the head of Investment Management is responsible for (i) logging, reviewing and casting the vote for all proxies solicited and received with respect to each Fund, (ii) voting such proxies in a manner consistent with these policies and procedures, (iii) documenting the method followed in determining how to cast the vote, and (iv) maintaining the records required by Rule 204-2 under the Advisers Act.

Record Retention

RS Investment Management will retain for such time periods as set forth in Rule 204-2:

•	Copies of all policies and procedures required by the Rule;

•	A copy of each proxy statement that MassMutual receives regarding a Fund’s investments;

•	A record of each vote cast by MassMutual on behalf of a Fund; and

•	A copy of any document created by MassMutual that was material to making a decision how to vote proxies on behalf of a Fund or that memorializes the basis for that decision.

Legg Mason Capital Management, Inc.

PROXY VOTING

The Firm will exercise its proxy voting responsibilities to serve the best interests of its clients and in compliance with applicable laws and regulations. The Firm recognizes that proxy voting is a valuable right of company shareholders and believes that shareholders are best served by a voting process guided by the principles of preserving and expanding the power of shareholders in areas of corporate governance and allowing responsible management teams to run businesses.

Procedures

Oversight of Principles and Procedures

The Firm’s Chief Investment Officer has full authority to determine the Firm’s proxy voting principles and procedures and vote proxies on behalf of the Firm’s clients. The Chief Investment Officer has delegated oversight and implementation of the proxy voting process, including the principles and procedures that govern it, to the Firm’s Proxy Officers and the Legal and Compliance Department. The Firm will periodically review its existing principles and procedures in light of the Firm’s duties as well as applicable laws and regulations to determine if any changes are necessary.

Limitations

The Firm recognizes proxy voting as a valuable right of company shareholders. Generally speaking, the Firm will vote all proxies it receives. However, the Firm may refrain from voting in certain circumstances. For instance, the Firm generally intends to refrain from voting a proxy if the company’s shares are no longer held by the Firm’s clients at the time of the meeting. Additionally, the Firm may refrain from voting a proxy if the Firm concludes the potential impact on shareholders’ interests is insignificant while the cost associated with analyzing and voting the proxy may be significant. If the Proxy Administration Officer confirms that shares of a security are on loan as of the record date of the meeting for which a proxy is received, the Firm will be unable to vote those shares for the client. As a general matter, the Firm discourages its clients from loaning the securities the Firm manages.

Proxy Administration

The Firm will instruct each client custodian to forward proxy materials to the vendor engaged by the Firm to electronically receive ballots and transmit the Firm’s proxy votes, as well as to maintain proxy voting receipts and records (the “Proxy Administration Vendor”). New client custodians will be notified at account inception of their responsibility to deliver proxy materials to the Firm’s Proxy Administration Vendor.

Compliance Review

A Compliance Officer will review the pending proxies and identify any potential conflicts between the Firm, or its employees, and the Firm’s clients.

Identifying Conflicts

In identifying conflicts of interest, a Compliance Officer will review the following issues:

(i) Whether there are any business or personal relationships between the Firm, or an employee of the Firm, and the officers, directors or shareholder proposal proponents of a company whose securities are held in client accounts that may create an incentive to vote in a manner that is not consistent with the best interests of the Firm’s clients;

(ii) Whether the Firm has any other economic incentive to vote in a manner that is not consistent with the best interests of its clients; and;

(iii) Whether the Proxy Officer voting the shares is aware of any business or personal relationship, or other economic incentive that has the potential to influence the manner in which the Proxy Officer votes the shares.

Assessing Materiality

If it is determined that a conflict exists, the conflict will be deemed to be material if the Compliance Officer determines, in the exercise of reasonable judgment, that the conflict is likely to have an impact on the manner in which the subject shares are voted.

If the Compliance Officer determines that the conflict is not material, the proxy issue will be forwarded to the Proxy Officer for voting.

If the Compliance Officer determines that the conflict may be material, the following steps will be taken:

(i) The Compliance Officer will consult with representatives of the Firm’s senior management to make a final determination of materiality. The Compliance Officer will maintain a record of this determination.

(ii) After the determination is made, the following procedures will apply:

(a) If the final determination is that the conflict is not material, the proxy issue will be forwarded to the Proxy Officer for voting;

(b) If the final determination is that the conflict is material, the following procedures will apply:

(1) If the Firm’s Proxy Voting Guidelines (“Guidelines”), a copy of which is included as Schedule 3, definitively address the issues presented for vote, the Firm will vote according to the Guidelines;

(2) If the issues presented for vote are not definitively addressed in the Guidelines, the Firm will either (x) follow the vote recommendation of an independent Voting Delegate or (y) disclose the conflict to clients and obtain their consent to vote.

Notification to Clients

To the extent a client requires notification if a conflict of interest is identified, a Compliance Officer will ensure that notification is carried out in a timely manner.

Proxy Officer Duties

The Proxy Officer will review proxies and evaluate matters for vote in light of the Firm’s principles and procedures and the Guidelines. The Proxy Officer may seek additional information from the Firm’s Investment Team, company management, independent research services, or other sources to determine how to vote in the best interests of shareholders. Additionally, the Proxy Officer may consult with the Firm’s Chief Investment Officer for guidance on proxy issues. Generally, the Proxy Officer will not consult the Firm’s affiliates during this process. The Firm will maintain all documents that it creates that were material to its process for determining how to vote proxies for its clients or that memorialize the basis for a vote. The Proxy Officer will sign and return to the Proxy Administration Officer all forms indicating the manner in which votes on proxy issues should be cast by the Proxy Administration Officer.

Proxy Administration Officer Duties

The Proxy Administration Officer will:

(i) Provide custodians with instructions to forward proxies to the Firm’s Proxy Administration Vendor for all clients for whom the Firm is responsible for voting proxies;

(ii) When proxy data is received from the Firm’s Proxy Administration Vendor, reconcile the number of shares indicated on the proxy with the Firm’s internal data on shares held as of the record date;

a) Other Discrepancies Noted

If any share discrepancies are noted, the Proxy Administration Officer will notify the custodian.

1) Manual Voting

If the Firm’s Proxy Administration Vendor did not receive a ballot for a client, the Proxy Administration Officer will contact the custodian to obtain a control number and then use the control number to allow the Proxy Administration Vendor to update the ballot, if time permits, or manually vote the shares for that client.

(iii) Use best efforts to obtain missing proxies from custodian;

(iv) Inform the Legal and Compliance Department and Proxy Administration Officer if the company’s shares are no longer held by Firm clients as of the meeting date;

(v) Ensure the Proxy Administration Officer and the Legal and Compliance Department are aware of the timeline to vote a proxy and use best efforts to ensure that votes are cast in a timely manner;

(vi) Per instructions from the Proxy Administration Officer or a Compliance Officer, vote proxy issues via the Proxy Administration Vendor’s software, online or via facsimile , and;

(vii) Obtain evidence of receipt and maintain records of all proxies voted.

SCHEDULE 3

PROXY VOTING GUIDELINES

The Firm maintains these proxy-voting guidelines, which set forth the manner in which the Firm generally votes on issues that are routinely presented. Please note that for each proxy vote the Firm takes into consideration its duty to its clients, the specific circumstances of the vote and all other relevant facts available at the time of the vote. While these guidelines provide the framework for voting proxies, ultimately proxy votes are cast on a case-by-case basis. Therefore actual votes for any particular proxy issue may differ from the guidelines shown below.

Four principal areas of interest to shareholders:

1) Obligations of the Board of Directors

2) Compensation of management and the Board of Directors

3) Take-over protections

4) Shareholders’ rights

Proxy Issue	Firm Guideline
BOARD OF DIRECTORS

Independence of Boards of Directors: majority of unrelated directors, independent of management	For

Nominating Process: independent nominating committee seeking qualified candidates, continually assessing directors and proposing new nominees	For

Size and Effectiveness of Boards of Directors: Boards must be no larger than 15 members	For

Cumulative Voting for Directors	For

Staggered Boards	Against

Separation of Board and Management Roles (CEO/Chairman)	Case-by-Case

Compensation Review Process: compensation committee comprised of outside, unrelated directors to ensure shareholder value while rewarding good performance	For

Director Liability & Indemnification: support limitation of liability and provide indemnification	For

Audit Process	For

Board Committee Structure: audit, compensation, and nominating and/or governance committee consisting entirely of independent directors	For

Monetary Arrangements for Directors: outside of normal board activities amts should be approved by a board of independent directors and reported in proxy	For

Fixed Retirement Policy for Directors	Case-by-Case

Ownership Requirement: all Directors have direct and material cash investment in common shares of Company	For

Proposals on Board Structure: (lead director, shareholder advisory committees, requirement that candidates be nominated by shareholders, attendance at meetings)	For

Annual Review of Board/CEO by Board	For

Periodic Executive Sessions Without Mgmt (including CEO)	For

Votes for Specific Directors	Case-by-Case

Proxy Issue	Firm Guideline
MANAGEMENT AND DIRECTOR COMPENSATION

Stock Option and Incentive Compensation Plans:	Case-by-Case

Form of Vehicle: grants of stock options, stock appreciation rights, phantom shares and restricted stock	Case-by-Case

Price	Against plans whose underlying securities are to be issued at less than 100% of the current market value

Re-pricing: plans that allow the Board of Directors to lower the exercise price of options already granted if the stock price falls or under-performs the market	Against

Expiry: plan whose options have a life of more than ten years	Case-by-Case

Expiry: “evergreen” stock option plans	Against

Dilution:	Case-by-Case—taking into account value creation, commitment to shareholder-friendly policies, etc.

Vesting: stock option plans that are 100% vested when granted	Against

Performance Vesting: link granting of options, or vesting of options previously granted, to specific performance targets	For

Concentration: authorization to allocate 20% or more of the available options to any one individual in any one year	Against

Director Eligibility: stock option plans for directors if terms and conditions are clearly defined and reasonable	Case-by-Case

Change in Control: stock option plans with change in control provisions that allow option holders to receive more for their options than shareholders would receive for their shares	Against

Change in Control: change in control arrangements developed during a take-over fight specifically to entrench or benefit management	Against

Change in Control: granting options or bonuses to outside directors in event of a change in control	Against

Board Discretion: plans to give Board broad discretion in setting terms and conditions of programs	Against

Employee Loans: Proposals authorizing loans to employees to pay for stock or options	Against

Director Compensation: % of directors’ compensation in form of common shares	For

Golden Parachutes	Case-by-Case

Expense Stock Options	For

Severance Packages: must receive shareholder approval	For

Lack of Disclosure about Provisions of Stock-based Plans	Against

Reload Options	Against

Plan Limited to a Small Number of Senior Employees	Against

Employee Stock Purchase Plans	Case-by-Case

Proxy Issue	Firm Guideline
TAKEOVER PROTECTIONS

Shareholder Rights Plans: plans that go beyond ensuring the equal treatment of shareholders in the event of a bid and allowing the corp. enough time to consider alternatives to a bid	Against

Going Private Transaction, Leveraged Buyouts and Other Purchase Transactions	Case-by-Case

Lock-up Arrangements: “hard” lock-up arrangements that serve to prevent competing bids in a takeover situation	Against

Crown Jewel Defenses	Against

Payment of Greenmail	Against

“Continuing Director” or “Deferred Redemption” Provisions: provisions that seek to limit the discretion of a future board to redeem the plan	Against

Change Corporation’s Domicile: if reason for re-incorporation is to take advantage of protective statutes (anti-takeover)	Against

Poison Pills: receive shareholder ratification	For

Redemption/Ratification of Poison Pill	For

SHAREHOLDERS’ RIGHTS

Confidential Voting by Shareholders	For

Dual-Class Share Structures	Against

Linked Proposals: with the objective of making one element of a proposal more acceptable	Against

Blank Check Preferred Shares: authorization of, or an increase in, blank check preferred shares	Against

Supermajority Approval of Business Transactions: management seeks to increase the number of votes required on an issue above two-thirds of the outstanding shares	Against

Increase in Authorized Shares: provided the amount requested is necessary for sound business reasons	For

Shareholder Proposals	Case-by-Case

Stakeholder Proposals	Case-by-Case

Issuance of Previously Authorized Shares with Voting Rights to be Determined by the Board without Prior Specific Shareholder Approval	Against

“Fair Price” Provisions: Measures to limit ability to buy back shares from particular shareholder at higher-than-market prices	For

Preemptive Rights	For

Actions altering Board/Shareholder Relationship Require Prior Shareholder Approval (including “anti-takeover” measures)	For

Allow Shareholder action by written consent	For

Allow Shareholders to call Special Meetings	For

Social and Environmental Issues	As recommended by Company Management

Reimbursing Proxy Solicitation Expenses	Case-by-Case

T. ROWE PRICE PROXY VOTING—PROCESS AND POLICIES

T. Rowe Price Associates, Inc. and T. Rowe Price International, Inc. recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote on issues submitted to shareholder vote—such as election of directors and important matters affecting a company’s structure and operations. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies that it sponsors and serves as investment adviser. T. Rowe Price also is involved in the proxy process on behalf of its institutional and private counsel clients who have requested such service. For those private counsel clients who have not delegated their voting responsibility but who request advice, T. Rowe Price makes recommendations regarding proxy voting.

Proxy Administration

The T. Rowe Price Proxy Committee develops our firm’s positions on all major corporate issues, creates guidelines, and oversees the voting process. The Proxy Committee, composed of portfolio managers, investment operations managers, and internal legal counsel, analyzes proxy policies based on whether they would adversely affect shareholders’ interests and make a company less attractive to own. In evaluating proxy policies each year, the Proxy Committee relies upon our own fundamental research, independent proxy research provided by third parties such as Institutional Shareholder Services and Glass Lewis, and information presented by company managements and shareholder groups.

Once the Proxy Committee establishes its recommendations, they are distributed to the firm’s portfolio managers as voting guidelines. Ultimately, the portfolio manager decides how to vote on the proxy proposals of companies in his or her portfolio. Because portfolio managers may have differences of opinion on portfolio companies and their proxies, or their portfolios may have different investment objectives, these factors, among others, may lead to different votes between portfolios on the same proxies. When portfolio managers cast votes that are counter to the Proxy Committee’s guidelines, they are required to document their reasons in writing to the Proxy Committee. Annually, the Proxy Committee reviews T. Rowe Price’s proxy voting process, policies, and voting records.

T. Rowe Price has retained Institutional Shareholder Services, an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price’s voting guidelines—many of which are consistent with ISS positions—T. Rowe Price occasionally may deviate from ISS recommendations on general policy issues or specific proxy proposals.

Fiduciary Considerations

T. Rowe Price’s decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance. For example, we might refrain from voting if we or our agents are required to appear in person at a shareholder meeting or if the exercise of voting rights results in the imposition of trading or other ownership restrictions.

Consideration Given Management Recommendations

When determining whether to invest in a particular company, one of the key factors T. Rowe Price considers is the quality and depth of its management. As a result, T. Rowe Price believes that recommendations of management on most issues should be given weight in determining how proxy issues should be voted.

T. Rowe Price Voting Policies

Specific voting guidelines have been established by the Proxy Committee for recurring issues that appear on proxies, which are available to clients upon request. The following is a summary of the more significant T. Rowe Price policies:

Election of Directors

T. Rowe Price generally supports slates with a majority of independent directors. We withhold votes for outside directors that do not meet certain criteria relating to their independence or their inability to dedicate sufficient time to their board duties due to their commitment to other boards. We also withhold votes for inside directors serving on compensation, nominating and audit committees and for directors who miss more than one-fourth of the scheduled board meetings. We may also withhold votes from inside directors for the failure to establish a formal nominating committee. T. Rowe Price supports shareholder proposals calling for a majority vote threshold for the election of directors.

Executive Compensation

Our goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. While we evaluate most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option plans. We base our review on criteria such as the costs associated with the plan, plan features, burn rates which are excessive in relation to the company’s peers, dilution to shareholders and comparability to plans in the company’s peer group. We generally oppose plans that give a company the ability to reprice options or to grant options at below market prices. For companies with particularly egregious pay practices we may withhold votes from compensation committee members, the CEO, or even the entire board.

Mergers and Acquisitions—T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are receiving fair compensation in exchange for their investment.

Anti-takeover, Capital Structure and Corporate Governance Issues

T. Rowe Price generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes and poison pills. We also oppose proposals which give management a “blank check” to create new classes of stock with disparate rights and privileges. We generally support proposals to permit cumulative voting and those that seek to prevent potential acquirers from receiving a takeover premium for their shares. When voting on corporate governance proposals, we will consider the dilutive impact to shareholders and the effect on shareholder rights. We generally support shareholder proposals that call for the separation of the Chairman and CEO positions unless there are sufficient governance safeguards already in place. With respect to proposals for the approval of a company’s auditor, we typically oppose auditors who have a significant non-audit relationship with the company.

Social and Corporate Responsibility Issues

T. Rowe Price generally votes with a company’s management on social, environmental and corporate responsibility issues unless they have substantial economic implications for the company’s business and operations that have not been adequately addressed by management.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We believe that due to the client-focused nature of our investment management business that the potential for conflicts of interests are relatively infrequent. Nevertheless, we have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our clients. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing or sales. Since our voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party, application of the T. Rowe Price guidelines to vote clients’ proxies should in most instances adequately address any possible conflicts of interest. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Committee reviews all such proxy votes in order to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company’s proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest. T. Rowe Price’s Code of Ethics requires all employees to avoid placing themselves in a “compromising position” where their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Wellington Management Company, llp

Global Proxy Policies and Procedures

Introduction

Wellington Management Company, llp (“Wellington Management”) has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of its clients around the world.

Wellington Management’s Proxy Voting Guidelines (the Guidelines), which are incorporated by reference to these Global Proxy Policies and Procedures, set forth the sets of guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Guidelines set forth general sets of guidelines for voting proxies, it should be noted that these are guidelines and not rigid rules. Many of the Guidelines are accompanied by explanatory language that describes criteria that may affect our vote decision. The criteria as described are to be read as part of the guideline, and votes cast according to the criteria will be considered within guidelines. In some circumstances, the merits of a particular proposal may cause us to enter a vote that differs from the Guidelines.

Statement of Policies

As a matter of policy, Wellington Management:

1	Takes responsibility for voting client proxies only upon a client’s written request.

2	Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.

3	Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country or countries in which its business is conducted.

4	Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

5	Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

6	Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer’s corporate governance as part of the investment process.

7	Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

8	Provides all clients, upon request, with copies of these Global Proxy Policies and Procedures, the Proxy Voting Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

9	Reviews regularly the voting record to ensure that proxies are voted in accordance with these Global Proxy Policies and Procedures and the set of Proxy Voting Guidelines selected by the client from those provided by Wellington Management; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

Responsibility and Oversight

Wellington Management has a Corporate Governance Committee, established by action of the firm’s Executive Committee, that is responsible for the review and approval of the firm’s written Global Proxy Policies and Procedures and its Proxy Voting Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers. The firm’s Legal Services Department monitors regulatory requirements with respect to proxy voting on a global basis and works with the Corporate Governance Committee to develop policies that implement those requirements. Day-to-day administration of the proxy voting process at Wellington Management is the responsibility of the Corporate Governance Group within the Corporate Operations Department. In addition, the Corporate Governance Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.

Statement of Procedures

Wellington Management has in place certain procedures for implementing its proxy voting policies.

General Proxy Voting

Authorization to Vote

Wellington Management will vote only those proxies for which its clients have affirmatively delegated proxy-voting authority.

Receipt of Proxy

Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client’s custodian bank. If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent. Wellington Management, or its voting agent, may receive this voting information by mail, fax, or other electronic means.

Reconciliation

To the extent reasonably practicable, each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these proxies to holdings, nor does it notify custodians of non-receipt.

Research

In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

Proxy Voting

Following the reconciliation process, each proxy is compared against the set of Proxy Voting Guidelines selected by the client, and handled as follows:

•

Generally, issues for which explicit proxy voting guidance is provided in the Proxy Voting Guidelines (i.e., “For”, “Against”, “Abstain”) are reviewed by the Corporate Governance Group and voted in accordance with the Proxy Voting Guidelines.

•

Issues identified as “case-by-case” in the Proxy Voting Guidelines are further reviewed by the Corporate Governance Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

•

Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.

Material Conflict of Interest Identification and Resolution Processes

Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Corporate Governance Committee encourages all personnel to contact the Corporate Governance Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Corporate Governance Committee to determine if there is a conflict, and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Corporate Governance Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Corporate Governance Committee should convene. Any Corporate Governance Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

Other Considerations

In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

Securities Lending

Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client’s securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Share Blocking and Re-registration

Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client’s portfolio or to pass on voting the meeting.

In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client’s portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs

Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In addition, Wellington Management’s practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients. Requirements for Powers of Attorney and consularization are examples of such circumstances.

Additional Information

Wellington Management maintains records of proxies voted pursuant to Section 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws.

Wellington Management’s Global Proxy Policies and Procedures may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its Global Proxy Policies and Procedures, including the Proxy Voting Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

Dated: April 1, 2007

Global Proxy Voting Guidelines

Introduction

Upon a client’s written request, Wellington Management Company, llp (“Wellington Management”) votes securities that are held in the client’s account in response to proxies solicited by the issuers of such securities. Wellington Management established these Global Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients.

These guidelines are based on Wellington Management’s fiduciary obligation to act in the best economic interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Wellington Management’s experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these Global Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry. It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best economic interest of its clients.

Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The “(SP)” after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.

Voting Guidelines

Composition and Role of the Board of Directors

•	Election of Directors: Case-by-Case

Wellington Management believes that shareholders’ ability to elect directors annually is the most important right shareholders have. We generally support management nominees, but will withhold votes from any director who is demonstrated to have acted contrary to the best economic interest of shareholders. We may withhold votes from directors who failed to implement shareholder proposals that received majority support, implemented dead-hand or no-hand poison pills, or failed to attend at least 75% of scheduled board meetings.

•	Classify Board of Directors: Against

We will also vote in favor of shareholder proposals seeking to declassify boards.

•	Adopt Director Tenure/Retirement Age (SP): Against

•	Adopt Director & Officer Indemnification: For

We generally support director and officer indemnification as critical to the attraction and retention of qualified candidates to the board. Such proposals must incorporate the duty of care.

•	Allow Special Interest Representation to Board (SP): Against

•	Require Board Independence: For

Wellington Management believes that, in the absence of a compelling counter-argument or prevailing market norms, at least 65% of a board should be comprised of independent directors, with independence defined by the local market regulatory authority. Our support for this level of independence may include withholding approval for non-independent directors, as well as votes in support of shareholder proposals calling for independence.

•	Require Key Board Committees to be Independent: For

Key board committees are the Nominating, Audit, and Compensation Committees. Exceptions will be made, as above, in respect of local market conventions.

•	Require a Separation of Chair and CEO or Require a Lead Director: For

•	Approve Directors’ Fees: For

•	Approve Bonuses for Retiring Directors: Case-by-Case

•	Elect Supervisory Board/Corporate Assembly: For

•	Elect/Establish Board Committee: For

•	Adopt Shareholder Access/Majority Vote on Election of Directors (SP): Case-by-Case

Wellington Management believes that the election of directors by a majority of votes cast is the appropriate standard for companies to adopt and therefore generally will support those proposals that seek to adopt such a standard. Our support for such proposals will extend typically to situations where the relevant company has an existing resignation policy in place for directors that receive a majority of “withhold” votes. We believe that it is important for majority voting to be defined within the company’s charter and not simply within the company’s corporate governance policy.

Generally we will not support proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, we will not support proposals that seek to adopt a majority of votes outstanding (i.e., total votes eligible to be cast as opposed to actually cast) standard.

Management Compensation

•	Adopt/Amend Stock Option Plans: Case-by-Case

•	Adopt/Amend Employee Stock Purchase Plans: For

•	Approve/Amend Bonus Plans: Case-by-Case

In the US, Bonus Plans are customarily presented for shareholder approval pursuant to Section 162(m) of the Omnibus Budget Reconciliation Act of 1992 (“OBRA”). OBRA stipulates that certain forms of compensation are not tax-deductible unless approved by shareholders and subject to performance criteria. Because OBRA does not prevent the payment of subject compensation, we generally vote “for” these proposals. Nevertheless, occasionally these proposals are presented in a bundled form seeking 162 (m) approval and approval of a stock option plan. In such cases, failure of the proposal prevents the awards from being granted. We will vote against these proposals where the grant portion of the proposal fails our guidelines for the evaluation of stock option plans.

•	Approve Remuneration Policy: Case-by-Case

•	Exchange Underwater Options: Case-by-Case

Wellington Management may support value-neutral exchanges in which senior management is ineligible to participate.

•	Eliminate or Limit Severance Agreements (Golden Parachutes): Case-by-Case

We will oppose excessively generous arrangements, but may support agreements structured to encourage management to negotiate in shareholders’ best economic interest.

•	Shareholder Approval of Future Severance Agreements Covering Senior Executives (SP): Case-by-Case

We believe that severance arrangements require special scrutiny, and are generally supportive of proposals that call for shareholder ratification thereof. But, we are also mindful of the board’s need for flexibility in recruitment and retention and will therefore oppose limitations on board compensation policy where respect for industry practice and reasonable overall levels of compensation have been demonstrated.

•	Expense Future Stock Options (SP): For

•	Shareholder Approval of All Stock Option Plans (SP): For

•	Disclose All Executive Compensation (SP): For

Reporting of Results

•	Approve Financial Statements: For

•	Set Dividends and Allocate Profits: For

•	Limit Non-Audit Services Provided by Auditors (SP): Case-by-Case

We follow the guidelines established by the Public Company Accounting Oversight Board regarding permissible levels of non-audit fees payable to auditors.

•	Ratify Selection of Auditors and Set Their Fees: Case-by-Case

Wellington Management will generally support management’s choice of auditors, unless the auditors have demonstrated failure to act in shareholders’ best economic interest.

•	Elect Statutory Auditors: Case-by-Case

•	Shareholder Approval of Auditors (SP): For

Shareholder Voting Rights

•	Adopt Cumulative Voting (SP): Against

We are likely to support cumulative voting proposals at “controlled” companies (i.e., companies with a single majority shareholder), or at companies with two-tiered voting rights.

•	Shareholder Rights Plans: Case-by-Case

Also known as Poison Pills, these plans can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. However, these plans also may be misused to entrench management. The following criteria are used to evaluate both management and shareholder proposals regarding shareholder rights plans.

–	We generally support plans that include:
–	Shareholder approval requirement
–	Sunset provision
–	Permitted bid feature (i.e., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote).

Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, we are equally vigilant in our assessment of requests for authorization of blank check preferred shares (see below).

•	Authorize Blank Check Preferred Stock: Case-by-Case

We may support authorization requests that specifically proscribe the use of such shares for anti-takeover purposes.

•	Eliminate Right to Call a Special Meeting: Against

•	Increase Supermajority Vote Requirement: Against

We likely will support shareholder and management proposals to remove existing supermajority vote requirements.

•	Adopt Anti-Greenmail Provision: For

•	Adopt Confidential Voting (SP): Case-by-Case

We require such proposals to include a provision to suspend confidential voting during contested elections so that management is not subject to constraints that do not apply to dissidents.

•	Remove Right to Act by Written Consent: Against

Capital Structure

•	Increase Authorized Common Stock: Case-by-Case

We generally support requests for increases up to 100% of the shares currently authorized. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase.

•	Approve Merger or Acquisition: Case-by-Case

•	Approve Technical Amendments to Charter: Case-by-Case

•	Opt Out of State Takeover Statutes: For

•	Authorize Share Repurchase: For

•	Authorize Trade in Company Stock: For

•	Approve Stock Splits: Case-by-Case

We approve stock splits and reverse stock splits that preserve the level of authorized, but unissued shares.

•	Approve Recapitalization/Restructuring: Case-by-Case

•	Issue Stock with or without Preemptive Rights: For

•	Issue Debt Instruments: Case-by-Case

Social Issues

•	Endorse the Ceres Principles (SP): Case-by-Case

•	Disclose Political and PAC Gifts (SP): Case-by-Case

Wellington Management generally does not support imposition of disclosure requirements on management of companies in excess of regulatory requirements.

•	Require Adoption of International Labor Organization’s Fair Labor Principles (SP): Case-by-Case

•	Report on Sustainability (SP): Case-by-Case

Miscellaneous

•	Approve Other Business: Against

•	Approve Reincorporation: Case-by-Case

•	Approve Third-Party Transactions: Case-by-Case

Dated: April 1, 2007

APPENDIX C—ADDITIONAL PORTFOLIO MANAGER INFORMATION

Legg Mason Capital Management, Inc.

Robert Hagstrom is the portfolio manager of the Diversified Growth Fund.

Other Accounts Managed:  As of September 30, 2007, Mr. Hagstrom served as portfolio manager for five registered investment companies (not including the Diversified Growth Fund) with $3 billion in total assets, one pooled investment vehicle with $110.8 million in total assets, and 23 separate accounts with $2.73 billion in total assets. One of the separate accounts, with assets of $564 million, has a performance based advisory fee.

Conflicts of Interest:  The portfolio manager has day-to-day management responsibility for multiple accounts, which may include mutual funds, separately managed advisory accounts, commingled trust accounts, offshore funds, and insurance company separate accounts. The management of multiple accounts by the portfolio manager may create the potential for conflicts to arise. For example, even though all accounts in the same investment style are managed similarly, the portfolio manager make investment decisions for each account based on the investment guidelines, cash flows, and other factors that the manager believes are applicable to that account. Consequently, the portfolio manager may purchase (or sell) the same security for multiple accounts at different times. A portfolio manager may also manage accounts whose style, objectives, and policies differ from those of the Fund. Trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, that sale could cause the market price of the security to decrease, while the Fund maintained its position in the security. A potential conflict may also arise when a portfolio manager is responsible for accounts that have different advisory fees—the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities of limited availability. This conflict may be heightened where an account is subject to a performance-based fee. A portfolio manager’s personal investing may also give rise to potential conflicts of interest. Legg Mason Capital Management, Inc. has adopted brokerage, trade allocation, personal investing and other policies and procedures that it believes are reasonably designed to address the potential conflicts of interest described above.

Structure of Compensation:  The portfolio manager is paid a fixed base salary and a bonus. Bonus compensation is reviewed annually and is determined by a number of factors, including the annual performance of the portfolio manager’s accounts relative to the S&P 500 Composite Stock Index (with dividends reinvested), the portfolio manager’s performance over various other time periods, the total value of the assets managed by the portfolio manager, the portfolio manager’s contribution to the investment manager’s research process, the profitability of the investment manager and the portfolio manager’s contribution to profitability, and trends in industry compensation levels and practices.

One account managed by the portfolio manager pays a performance fee, and thus may pay higher fees if certain performance objectives and other requirements are met. Since the portfolio manager’s compensation structure does consider contribution to firm profitability as one of its criteria, it is possible under certain circumstances that the portfolio manager’s bonus compensation could be more positively impacted by the account that pays a performance fee than it would by achieving the same performance in the Fund or another account. However, investment ideas are generally implemented in all similarly managed accounts at the same time, subject to considerations of each account’s investment guidelines, restrictions, tax considerations, cash balances, liquidity needs, trading costs, and other factors. In addition, the investment manager maintains written policies and procedures to address this potential conflict of interests and ensure that accounts are treated equitably.

The portfolio manager is also eligible to receive stock options from Legg Mason based upon an assessment of the portfolio manager’s contribution to the success of the company, as well as employee benefits, including, but not limited to, health care and other insurance benefits, participation in the Legg Mason 401(k) program, and participation in other Legg Mason deferred compensation plans.

Ownership of Fund Shares:  None

T. Rowe Price Associates, Inc.

Information below is as of September 30, 2007.

The portfolio manager of the Diversified Growth Fund is Larry J. Puglia.

	Number of Accounts	Total Assets
Larry J. Puglia
Registered investment companies	13	$20,040.0 million
Other pooled investment vehicles	3	$661.6 million
Other accounts	12	$7,576.4 million

Please note that the Diversified Growth Fund is not included in the information listed above.

None of the accounts listed above have performance-based fees.

Conflicts of Interest:

Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the “Portfolio Manager’s Compensation” section, our portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

Compensation:

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors.

Investment performance over one-, three-, five-, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P 500) and an applicable Lipper index (ex. Large-Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms.

Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor.

Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

Ownership of Securities:

Portfolio Manager	MassMutual Fund Sub-Advised/Managed	Dollar Range of Equity Securities Beneficially Owned
Larry J. Puglia	MassMutual Select Diversified Growth Fund	None

Wellington Management Company, LLP

The portfolio managers for the Diversified Growth Fund are Mammen Chally and James A. Rullo.

Other Accounts Managed (as of September 30, 2007):

	Number Of Accounts	Total Assets
Mammen Chally
Registered investment companies:	6	$4,527,398,666
Other pooled investment vehicles:	10	$924,043,875
Other accounts:	19	$7,429,742,801

	Number Of Accounts Where Advisory Fee is Based on Fund Performance	Total Assets
Mammen Chally
Registered investment companies:	0	$0
Other pooled investment vehicles:	0	$0
Other accounts:	2	$850,241,041

	Number Of Accounts	Total Assets
James A. Rullo
Registered investment companies:	4	$3,235,213,180
Other pooled investment vehicles:	12	$1,284,478,312
Other accounts:	26	$13,643,337,247

	Number Of Accounts Where Advisory Fee is Based on Fund Performance	Total Assets
James A. Rullo
Registered investment companies:	0	$0
Other pooled investment vehicles:	0	$0
Other accounts:	5	$6,197,349,881

Please note that the Diversified Growth Fund is not included in the information listed above.

Securities Ownership of Portfolio Managers:

The portfolio managers do not own shares of the Fund.

Description of Compensation:

Each Fund pays Wellington Management a fee based on the assets under management of each Fund as set forth in the Investment Sub-Advisory Agreements between Wellington Management and Massachusetts Mutual Life Insurance Company with respect to each Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to each Fund. The following information is as of the inception of the Fund.

Wellington Management’s compensation structure is designed to attract and retain high caliber investment professionals necessary to deliver high quality investment management services to our clients. Wellington Management’s compensation of Investment Professionals includes a base salary and incentive components. The base salary for Mr. Rullo, a Partner of Wellington Management, is determined by the Managing Partners of the firm. Mr. Rullo’s base salary is generally a fixed amount that may change as a result of an annual review. The base salary for Mr. Chally is determined by his experience and performance in his role as an Investment Professional. Mr. Chally’s base salary is reviewed annually and may be adjusted based on the recommendation of his business manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries for employees of the firm. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund and generally each other fund managed by such Investment Professional. Each Investment Professional’s incentive payment relating to the Fund is linked to the gross pre-tax performance of the Fund compared to the Russell 1000 Growth Index over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmark or peer groups, time periods and rates may differ) to other funds managed by the Investment Professionals, including funds with performance fees. Portfolio based incentives across all portfolios managed by an Investment Professional can, and typically do, represent a significant portion of an Investment Professional’s overall compensation; performance-based incentive compensation varies significantly by individual and can vary significantly from year to year. Some Investment Professionals are also eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than portfolio performance. Each Partner of Wellington Management is also eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula.

Fund	Benchmark Index and/or Peer Group for Incentive Period
Diversified Growth Fund	Russell 1000 Growth Index

Description of Material Conflicts:

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Diversified Growth Fund’s (the “Fund”) manager listed in the prospectus who is primarily responsible for the day-to-day management of the Fund (“Portfolio Manager”) generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations, and risk profiles that differ from those of the Fund. The Portfolio Manager makes investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Manager may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

A Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the Fund and one or more other accounts at or about the same time, and in those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the Fund to Wellington Management. Because incentive payments paid by Wellington Management to the Portfolio Manager are tied to revenues earned by Wellington Management, and where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Portfolio Manager. Finally, the Portfolio Manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s Investment Professionals. Although Wellington Management does not track the time an Investment Professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.